As filed with the U.S. Securities and Exchange Commission on January 26, 2007

File No. 333-111986

File No. 811-21475

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 10	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 10

TAMARACK FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

100 South Fifth Street, Suite 2300

Minneapolis, MN 55402

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (612) 371-7611

Monica Ballard

M.S. P18

60 South Sixth Street

Minneapolis, MN 55402

(612) 371-7611

(Name and Address of Agent for Service)

with a copy to:

Anthony H. Zacharski, Esquire

Dechert LLP

90 State House Square

Harford, CT 06103-3702

(860) 524-3937

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on January 29, 2007 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on [ ] pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on [ ] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUITY
FUNDS PROSPECTUS

January 29 , 2007

Class A, Class C, Class I, Class R, and Class S

Large Cap Growth Fund
Mid Cap Growth Fund
SMID Cap Growth Fund
   (formerly Small Cap Growth Fund)
Enterprise Fund
Small Cap Core Fund
  (formerly Enterprise Small Cap Fund)
Value Fund*
Microcap Value Fund*

Investment Advisor:
Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402 - 1240

Questions?
Call 1-800-422-2766 or your investment representative.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

*   The Value Fund and the Microcap Value Fund do not offer Class I shares.

Risk/Return Summary and Fund Expenses

This prospectus describes the equity funds ( the “Funds” or each a “Fund” ) offered by the Tamarack Funds Trust. Carefully review this important section, which summarizes each Fund’s investments, risks, past performance, and fees.	1-16	Investment Objectives, Principal Investment Strategies, Principal Risks and Performance Information
• 1 Large Cap Growth Fund
• 3 Mid Cap Growth Fund
• 5 SMID Cap Growth Fund (formerly Small Cap Growth Fund)
• 8 Enterprise Fund
• 11 Small Cap Core Fund (formerly Enterprise Small Cap Fund)
• 13 Value Fund
• 15 Microcap Value Fund
	17	Fees and Expenses

Additional Information

	23	Investing for Temporary Defensive Purposes
	23	Risk Profile of Mutual Funds
	23	Overview of Principal Risks of the Funds

Fund Management

Review this section for details on the people and organizations who oversee the Funds. The Funds are managed by Voyageur Asset Management Inc. (“Voyageur” or the “Advisor”).	24	Investment Advisor
	24	Portfolio Managers
	27	Other Service Providers

Shareholder Information

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	28	Pricing of Fund Shares
	30	Purchasing and Adding to Your Shares
	35	Selling Your Shares
	38	Exchanging Your Shares
	40	Additional Shareholder Services
	41	Market Timing and Excessive Trading
	42	Disclosure of Portfolio Holdings
	43	Distribution Arrangements/Sales Charges
	46	Distribution and Service (12b-1) Fees
	47	Dividends, Distributions and Taxes
	48	Organizational Structure
Financial Highlights

49
Privacy Policy

57
Back Cover

Where to Learn More About the Funds

Risk/Return Summary and Fund Expenses

Large Cap Growth Fund

Investment Objective.    Long-term capital appreciation.

Principal Investment Strategies.    The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of large U.S. companies each having $5 billion or more in market capitalization at the time of purchase by the Fund. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Advisor uses quantitative and qualitative analysis to select stocks for the Fund’s portfolio that the Advisor believes offer attractive growth opportunities. The Fund pursues this strategy by first considering fundamental factors such as earnings and sales. The Advisor’s quantitative analysis also includes in-depth analysis of a company’s financial statements. Once a company passes this quantitative screening process, the Advisor utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company’s ability to execute its business plan. A portion of the Fund’s assets may be invested in securities of non-U.S. companies, generally through American Depositary Receipts (“ADRs”). The Advisor will consider selling those securities which no longer meet the Fund’s criteria for investing.

A full discussion of all permissible investments can be found in the Equity Funds’ Statement of Additional Information (“SAI”).

Market Capitalization is a common measure of the size of a company. It is the market price of a share of the company’s stock multiplied by the number of shares that are outstanding.

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

Market Risk.    Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stock s held by the Fund .

Selection Risk.    Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

Foreign Investment Risk.    The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Hedging Risk.    The Fund’s hedging activities, although they are designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

1

Risk/Return Summary and Fund Expenses

Performance Information    The bar chart and table provide an indication of the risks of an investment in Large Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index . The Russell 1000 Growth Index is an unmanaged index of growth securities. The index reflect s no deductions for fees, expenses or taxes. The returns for Class C, I, R and S shares may differ from the Class A shares’ returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Performance Bar Chart1
Year-by-Year Total Returns as of 12/31/06 for Class A Shares
(Results in the bar chart assume reinvestment of dividends and distributions, do not reflect taxes and do not reflect a sales charge. If a sales charge were reflected, returns would be less than those shown.)

Best quarter:	Q4	1998	23.37%
Worst quarter:	Q3	2002	(16.85	) %

Performance Table

Unlike the Bar Chart above, the investment results in the table below show returns after tax and assume maximum sales charges, based on rules mandated by the Securities and Exchange Commission . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the period ending December 31, 2006)[1]
	Past Year		Past 5 Years		Past 10 Years	Since Inception (4/19/2004)
Class A Before Taxes[2]	(4.61	) %	(0.21	) %	2.93%	N/A
Class A After Taxes on Distributions[2]	(4.61	) %	(0.22	) %	2.18%	N/A
Class A After Taxes on Distributions and Sale of Shares[2]	(3.00	) %	(0.19	) %	2.23%	N/A
Class C Before Taxes[3]	(0.54	) %	N/A		N/A	2.36%
Class I Before Taxes	1.52%		1.22%		3.80%	N/A
Class R Before Taxes[3]	0.91%		N/A		N/A	2.87%
Class S Before Taxes[3]	1.43%		N/A		N/A	3.39%
Russell 1000 Growth Index	9.07%		2.69%		5.44%	6.66%
1	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Large Cap Equity Fund, the predecessor to Tamarack Large Cap Growth Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.
2	Reflects 5.75% sales charge.
3	Classes C, R and S commenced operations on April 19, 2004.

2

Risk/Return Summary and Fund Expenses

Mid Cap Growth Fund

Investment Objective.    Long-term capital appreciation.

Principal Investment Strategies.    The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-sized companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. Mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of companies in the Russell Midcap Growth Index at the time of purchase by the Fund. As of November 30 , 2006, the range of market capitalization of companies within the Russell Midcap Growth Index was approximately $ 1.4 b illion to $ 20.8 billion. The Advisor uses quantitative and qualitative analysis to select stocks for the Fund’s portfolio that the Advisor believes offer attractive growth opportunities. The Advisor pursues this strategy by first considering fundamental factors such as earnings and sales. The Advisor’s quantitative analysis also includes in-depth analysis of a company’s financial statements. Once a company passes this quantitative screening process, the Advisor utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company’s ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Advisor will consider selling those securities which no longer meet the Fund’s criteria for investing.

A full discussion of all permissible investments can be found in the Equity Funds’ S AI .

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

Market Risk.    Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stock s held by the Fund .

Selection Risk.    Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

Mid-Sized Company Risk.    Stocks of mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Mid-sized companies may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.

Foreign Investment Risk.    The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Hedging Risk.    The Fund’s hedging activities, although they are designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

3

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in Mid Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index . The Russell Midcap Growth Index is an unmanaged index of growth securities. The index reflect s no deductions for fees, expenses or taxes. The returns for Class C, I, R and S shares may differ from the Class A shares’ returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Performance Bar Chart1
Year-by-Year Total Returns as of 12/31/06 for Class A Shares
(Results in the bar chart assume reinvestment of dividends and distributions, do not reflect taxes and do not reflect a sales charge. If a sales charge were reflected, returns would be less than those shown.)

Best quarter:	Q4	1998	28.96%
Worst quarter:	Q3	2002	(17.34	) %

Performance Table

Unlike the Bar Chart above, the investment results in the table below show returns after tax and assume maximum sales charges, based on rules mandated by the Securities and Exchange Commission . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the period ending December 31, 2006)[1]
	Past Year		Past 5 Years	Past 10 Years	Since Inception (4/19/2004)
Class A Before Taxes[2]	(5.71	) %	4.22%	9.23%	N/A
Class A After Taxes on Distributions[2]	(6.10	) %	3.65%	6.52%	N/A
Class A After Taxes on Distributions and Sale of Shares[2]	(3.19	) %	3.57%	6.75%	N/A
Class C Before Taxes[3]	(1.75	) %	N/A	N/A	4.92%
Class I Before Taxes	0.26%		5.73%	10.18%	N/A
Class R Before Taxes[3]	(0.22	) %	N/A	N/A	5.44%
Class S Before Taxes[3]	0.26%		N/A	N/A	6.00%
Russell Midcap Growth Index	10.66%		8.22%	8.62%	11.87%
1	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to Tamarack Mid Cap Growth Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.
2	Reflects 5.75% sales charge.
3	Classes C, R and S commenced operations on April 19, 2004.

4

Risk/Return Summary and Fund Expenses

SMID Cap Growth Fund

Investment Objective.    Long-term capital appreciation.

Principal Investment Strategies.    The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small to mid-sized companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund focuses on equity securities that the Advisor believes have strong prospects for appreciation through growth in earnings. Small to mid-sized companies are defined by the Fund as companies with a market capitalization ranging from the low end of the Russell 2000 Growth Index to the high end of the Russell Midcap Growth Index, at time of investment of its assets. As of November 30, 2006, this market capitalization range was approximately $90.0 million to $20.8 billion. In selecting stocks for the Fund, the Advisor considers certain factors including sales and earnings growth rates and the strength of the issuer’s balance sheet. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Fund may also invest in foreign securities traded on U.S. exchanges. The Advisor will consider selling securities if the issuer’s market capitalization exceeds $5.0 billion. The Fund may engage to a limited extent in short sales “against the box” and certain other hedging transactions in an effort to offset anticipated negative market movements.

A full discussion of all permissible investments can be found in the Equity Funds’ S AI .

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

Market Risk.    Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

Selection Risk.    Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

Small Company Risk.     Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

Mid-Sized Company Risk.    Stocks of mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Mid-sized companies may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.

Foreign Investment Risk.    The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Hedging Risk.    The Fund’s hedging activities, although they are designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

5

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in SMID Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2500™ Growth Index in the table below measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 ® Growth Index measures the performance of those Russell 2000 companies with higher price to book ratios and higher forecasted earnings growth values . The indexes reflect no deductions for fees, expenses or taxes. The returns for Class C, I, R and S shares may differ from the Class A shares’ returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Performance Bar Chart1
Year-by-Year Total Returns as of 12/31/06 for Class A Shares
(Results in the bar chart assume reinvestment of dividends and distributions, do not reflect taxes and do not reflect a sales charge. If a sales charge were reflected, returns would be less than those shown.)

Best quarter:	Q4	1998	23.93%
Worst quarter:	Q3	1998	(17.99	) %

Performance Table

Unlike the Bar Chart above, the investment results in the table below show returns after tax and assume maximum sales charges, based on rules mandated by the Securities and Exchange Commission . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the period ending December 31, 2006)[1]
	Past Year		Past 5 Years	Past 10 Years	Since Inception (4/19/2004)
Class A Before Taxes[2]	(1.15	) %	6.47%	8.95%	N/A
Class A After Taxes on Distributions[2]	(2.11	) %	4.93%	6.68%	N/A
Class A After Taxes on Distributions and Sale of Shares[2]	0.54%		5.51%	6.86%	N/A
Class C Before Taxes[3]	3.06%		N/A	N/A	7.57%
Class I Before Taxes	5.07%		8.00%	9.86%	N/A
Class R Before Taxes[3]	4.48%		N/A	N/A	8.09%
Class S Before Taxes[3]	5.08%		N/A	N/A	8.66%
Russell 2500 Growth Index[4]	12.26%		7.62%	7.11%	10.87%
Russell 2000 Growth Index	13.35%		6.93%	4.88%	9.49%
1	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Small Cap Equity Fund, the predecessor to Tamarack SMID Cap Growth Fund. The quoted performance includes the performance of a common trust fund (“CTF”) account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects, for

6

Risk/Return Summary and Fund Expenses

periods dating back to January 1, 1995, and prior to RBC Small Cap Equity Fund’s commencement of operations on May 2, 1997, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded , would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.
2	Reflects 5.75% sales charge.
3	Classes C, R and S commenced operations on April 19, 2004.
4	Fund management has determined that this benchmark more closely reflects the universe of securities in which the Fund invests.

7

Risk/Return Summary and Fund Expenses

Enterprise Fund

Investment Objective.    Long-term growth of capital.

Principal Investment Strategies.    The Fund normally invests in common stocks of small capitalization companies, defined for this purpose as companies whose market capitalizations at time of initial purchase are at or below the highest capitalization represented in the Russell 2000 Index. As of November 30 , 2006 , the highest capitalization represented in the Russell 2000 Index was $ 3.0 billion. The Fund’s securities portfolio will primarily consist of small capitalization companies whose market capitalizations at the time of the Fund’s initial purchase are below the dollar-weighted median market capitalization of companies in the Russell 2000 Index, defined for this purpose as “micro-cap” securities.

The Fund selects stocks of companies that are selling at prices the Advisor believes are reasonable in relation to the companies’ fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:

•	price relative to earnings
•	price relative to sales
•	price relative to assets as measured by book value
•	price relative to cash flow

The Fund normally invests for the long term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.

A full discussion of all permissible investments can be found in the Equity Funds’ S AI .

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

Market Risk.    Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

Selection Risk.    Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

Small Company Risk.    Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

IPO Risk.    Although the Fund generally does not invest in initial public offerings (“IPOs”), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund’s IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

8

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in Enterprise Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index es do not reflect deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares’ returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Performance Bar Chart
Year-by-Year Total Returns as of 12/31/06 for Class S Shares1
(Results in the bar chart assume reinvestment of dividends and distributions and do not reflect taxes.)

Best quarter:	Q2	1999	18.90%
Worst quarter:	Q3	2002	(20.19)%

Performance Table

Unlike the Bar Chart above, the investment results in the table below show returns after tax and assume maximum sales charges, based on rules mandated by the Securities and Exchange Commission . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the period ending December 31, 200 6 )[1]
	Past Year	Past 5 Years	Past 10 Years	Since Inception (4/19/2004)
Class S Before Taxes	16.31%	15.14%	12.36%	N/A
Class S After Taxes on Distributions	14.48%	14.21%	10.81%	N/A
Class S After Taxes on Distributions and Sale of Shares	12.18%	13.17%	10.29%	N/A
Class A Before Taxes[2,3]	9.36%	N/A	N/A	8.30%
Class C Before Taxes[2]	14.12%	N/A	N/A	9.86%
Class I Before Taxes[4]	16.30%	15.14%	12.36%	N/A
Class R Before Taxes[2]	15.72%	N/A	N/A	10.40%
Russell 2000 Index [5]	18.37%	11.39%	9.44%	12.85%
Russell 2000 Value Index	23.48%	15.37%	13.27%	16.07%
1	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to Tamarack Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.
2	Classes A, C and R commenced operations on April 19, 2004.

9

Risk/Return Summary and Fund Expenses

3	Reflects 5.75% sales charge.
4	The returns shown in the table for Class I shares for periods prior to the commencement of operation of the Class I shares on September 30, 2004 are derived from Class S shares. The Class I shares would have had substantially similar annual returns to those of Class S shares because the shares of both classes are invested in the same portfolio of securities and because the classes have similar expenses.
5	Fund management has determined that this benchmark more closely reflects the universe of securities in which the Fund invests.

10

Risk/Return Summary and Fund Expenses

Small Cap Core Fund

Investment Objective.    Long-term growth of capital.

Principal Investment Strategies.    The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small, faster-growing companies. The Fund will provide notice to shareholders at least 60 days prior to any change in this policy. The Fund currently considers “small companies” to be those within the market capitalization range of the Russell 2000 Index at the time of initial purchase by the Fund. As of November 30 , 2006, the market capitalization range of the Russell 2000 Index was $ 90.0 million to $ 3.0 billion. The Fund generally invests in stocks listed on national or regional exchanges or listed over-the-counter (on NASDAQ) with prices quoted daily in the financial press.

The Fund selects stocks of companies that are selling at prices the Advisor believes are reasonable in relation to the companies’ fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:

•	price relative to earnings
•	price relative to sales
•	price relative to assets as measured by book value
•	price relative to cash flow

The Fund normally invests for the long-term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.

A full discussion of all permissible investments can be found in the Equity Funds’ S AI .

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

Market Risk.    Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

Selection Risk.    Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

Small Company Risk.    Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

IPO Risk.    Although the Fund generally does not invest in initial public offerings (“IPOs”), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund’s IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

11

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in Small Cap Core Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations. This index reflects no deduction for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares’ returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Performance Bar Chart
Year-by-Year Total Returns as of 12/31/06 for Class S Shares1
(Results in the bar chart assume reinvestment of dividends and distributions and do not reflect taxes.)

Best quarter:	Q2	2003	18.64%
Worst quarter:	Q3	2002	(19.01	) %

Performance Table

Unlike the Bar Chart above, the investment results in the table below show returns after tax and assume maximum sales charges, based on rules mandated by the Securities and Exchange Commission . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans . The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the period ending December 31, 2006)[1]
	Past Year	Past 5 Years	Past 10 Years	Since Inception (4/19/2004)
Class S Before Taxes	20.60%	12.67%	11.40%	N/A
Class S After Taxes on Distributions	18.41%	11.28%	10.01%	N/A
Class S After Taxes on Distributions and Sale of Shares	15.72%	10.81%	9.63%	N/A
Class A Before Taxes[2,3]	13.41%	N/A	N/A	8.28%
Class C Before Taxes[2]	18.43%	N/A	N/A	9.84%
Class I Before Taxes[4]	N/A	N/A	N/A	N/A
Class R Before Taxes[2]	20.05%	N/A	N/A	10.37%
Russell 2000 Index	18.37%	11.39%	9.44%	12.89%
1	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to Tamarack Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.
2	Classes A, C and R commenced operations on April 19, 2004.
3	Reflects 5.75% sales charge.
4	Class I shares commenced operations on January 29, 2007.

12

Risk/Return Summary and Fund Expenses

Value Fund

Investment Objective.    Long-term growth of capital and income.

Principal Investment Strategies.    The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets. The Fund invests in stocks that, at the time of initial purchase, meet each of the following criteria:

•	stocks that the Fund considers to be undervalued based on their earnings, dividends and/or assets or other widely recognized stock valuation measurements
•	stocks of companies the Fund believes are sound businesses with good future potential based on their fundamental characteristics

The Fund normally invests for the long-term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable. With respect to stocks, the Fund generally requires a minimum market capitalization of $1 billion (and there is no maximum) at time of purchase.

A full discussion of all permissible investments can be found in the Funds’ Statement of Additional Information (“SAI”).

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

Market Risk.    Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

Selection Risk.    Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

Small Company Risk.     Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, produce diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

Mid-Sized Company Risk.     Stocks of mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Mid-sized companies may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.

13

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in Value Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index . The Russell 1000 Value Index is an unmanaged index of value securities. The index reflect s no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares’ returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Performance Bar Chart
Year-by-Year Total Returns as of 12/31/06 for Class S Shares1
(Results in the bar chart assume reinvestment of dividends and distributions and do not reflect taxes.)

Best quarter:	Q2	2003	15.81%
Worst quarter:	Q3	1998	(17.78	) %

Performance Table

Unlike the Bar Chart above, the investment results in the table below show returns after tax and assume maximum sales charges, based on rules mandated by the Securities and Exchange Commission . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the period ending December 31, 2006)[1]
	Past Year	Past 5 Years	Past 10 Years	Since Inception (4/19/2004)
Class S Before Taxes	15.28%	7.74%	7.60%	N/A
Class S After Taxes on Distributions	13.63%	6.37%	6.08%	N/A
Class S After Taxes on Distributions and Sale of Shares	12.13%	6.47%	6.04%	N/A
Class A Before Taxes[2,3]	8.37%	N/A	N/A	8.15%
Class C Before Taxes[2]	13.12%	N/A	N/A	9.71%
Class R Before Taxes[2]	14.71%	N/A	N/A	10.25%
Russell 1000 Value Index	22.25%	10.86%	11.00%	15.77%
1	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Value Fund, the predecessor to Tamarack Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.
2	Classes A, C and R commenced operations on April 19, 2004.
3	Reflects 5.75% sales charge.

14

Risk/Return Summary and Fund Expenses

Microcap Value Fund

Investment Objective.     Long-term growth of capital.

Principal Investment Strategies.     The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in microcap value stocks. The Fund will provide notice to shareholders at least 60 days prior to any change to its policy of investing in microcap stocks. The Fund buys microcap value stocks using a quantitative model. Microcap value stocks combine the characteristics of “ microcap stocks” and “value stocks.” The Fund defines “microcap stocks” as stocks of companies that have market capitalization at the time of the Fund’s initial purchase of between $20 million and the market capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks (“upper limit”). At the close of business on November 30, 2006 this “upper limit” was approximately $795 million. The “upper limit” is updated annually. The Fund defines “value stocks” primarily as those with low price-to-book characteristics.

Stocks may be purchased for the Fund’s portfolio if they meet the “microcap stock” and “value stock” criteria described above; are issued by companies which have reported net income for the twelve month period prior to purchase of the stock; and are priced above $5.00 per share, and have a low price to book valuation. Stocks with low liquidity (i.e. stocks for which it may be difficult to find an immediate buyer in the market) may be assigned a lower portfolio weighting. Low liquidity may also eliminate a stock which otherwise meets market capitalization and value criteria. There will be a portfolio review, which may result in rebalancing of holdings, at least once per year.

Sales of portfolio holdings may be made gradually over time as required by the liquidity criteria of an individual security.

A full discussion of all permissible investments can be found in the Equity Funds’ SAI.

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

Market Risk.     Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

Selection Risk.     Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

Small Company Risk.     Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

15

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in Microcap Value Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Russell 2000 Value Index below measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares’ returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Performance Bar Chart
Year-by-Year Total Returns as of 12/31/06 for Class S Shares1
(Results in the bar chart assume reinvestment of dividends and distributions and do not reflect taxes.)

Best quarter:	Q2	2003	25.52%
Worst quarter:	Q3	2002	(21.10	) %

Performance Table

Unlike the Bar Chart above, the investment results in the table below show returns after tax and assume maximum sales charges, based on rules mandated by the Securities and Exchange Commission. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after tax-returns for Class S shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the period ending December 31, 2006)[1]
	Past Year	Past 5 Years	Past 10 Years	Since Inception (4/19/2004)
Class S Before Taxes	21.69%	16.31%	14.49%	N/A
Class S After Taxes on Distributions	20.49%	15.41%	12.87%	N/A
Class S After Taxes on Distributions and Sale of Shares	15.66%	14.16%	12.14%	N/A
Class A Before Taxes[2,3]	14.38%	N/A	N/A	12.47%
Class C Before Taxes[2]	19.52%	N/A	N/A	14.10%
Class R Before Taxes[2]	21.04%	N/A	N/A	14.65%
Russell 2000 Value Index	23.48%	15.37%	13.27%	16.07%
1	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to Tamarack Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.
2	Classes A, C and R commenced operations on April 19, 2004.
3	Reflects 5.75% sales charge.

16

Risk/Return Summary and Fund Expenses

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Tamarack Equity Funds. The term “offering price” includes the front-end sales load.

Large Cap Growth Fund

	Class A		Class C		Class I		Class R		Class S

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]		1.00%[3]		None		None		None
Redemption Fee[4]	2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.70%		0.70%		0.70%		0.70%		0.70%
Distribution (12b-1) fees[5]	0.50%		1.00%		None		0.50%		None
Other expenses[6]	0.48%		0.48%		0.48%		0.48%		0.48%

Total Annual Fund Operating Expenses[6]	1.68%		2.18%		1.18%		1.68%		1.18%

Fee waiver/expense reimbursement[7]	(0.43	) %	(0.18	) %	(0.18	) %	(0.18	) %	(0.18	) %

Net annual fund operating expenses	1.25%		2.00%		1.00%		1.50%		1.00%

Mid Cap Growth Fund

	Class A		Class C		Class I		Class R		Class S

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]		1.00%[3]		None		None		None
Redemption Fee[4]	2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.70%		0.70%		0.70%		0.70%		0.70%
Distribution (12b-1) fees[5]	0.50%		1.00%		None		0.50%		None
Other expenses[6]	0.53%		0.53%		0.53%		0.53%		0.53%

Total Annual Fund Operating Expenses[6]	1.73%		2.23%		1.23%		1.73%		1.23%

Fee waiver/expense reimbursement[7]	(0.38	) %	(0.13	) %	(0.13	) %	(0.13	) %	(0.13	) %

Net annual fund operating expenses	1.35%		2.10%		1.10%		1.60%		1.10%

17

Risk/Return Summary and Fund Expenses

SMID Cap Growth Fund

	Class A		Class C		Class I	Class R		Class S

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]		1.00%[3]		None	None		None
Redemption Fee[4]	2.00%		2.00%		2.00%	2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.70%		0.70%		0.70%	0.70%		0.70%
Distribution (12b-1) fees[5]	0.50%		1.00%		None	0.50%		None
Other expenses[6]	1.88%		1.88%		1.88%	1.88%		1.88%

Total Annual Fund Operating Expenses[6]	3.08%		3.58%		2.58%	3.08%		2.58%

Fee waiver/expense reimbursement[7]	(1.40	) %	(1.15	) %	(1.15)%	(1.15	) %	(1.15	) %

Net annual fund operating expenses	1.68%		2.43%		1.43%	1.93%		1.43%

Enterprise Fund

	Class A		Class C		Class I	Class R		Class S

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]		1.00%[3]		None	None		None
Redemption Fee[4]	2.00%		2.00%		2.00%	2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.94%		0.94%		0.94%	0.94%		0.94%
Distribution (12b-1) fees[5]	0.50%		1.00%		None	0.50%		None
Other expenses[6]	0.33%		0.33%		0.33%	0.33%		0.33%

Total Annual Fund Operating Expenses[6]	1.77%		2.27%		1.27%	1.77%		1.27%

Fee waiver/expense reimbursement[7]	(0.44	) %	(0.19	) %	(0.19)%	(0.19	) %	(0.19	) %

Net annual fund operating expenses	1.33%		2.08%		1.08%	1.58%		1.08%

18

Risk/Return Summary and Fund Expenses

Small Cap Core Fund

	Class A		Class C		Class I	Class R		Class S

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]		1.00%[3]		None	None		None
Redemption Fee[4]	2.00%		2.00%		2.00%	2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	1.1 2%		1.1 2%		1.12%	1.1 2%		1.1 2%
Distribution (12b-1) fees[5]	0.50%		1.00%		None	0.50%		None
Other expenses[6]	0.53%		0.53%		0.53%	0.53%		0.53%

Total Annual Fund Operating Expenses[6]	2.15%		2.65%		1.65%	2.15%		1.65%

Fee waiver/expense reimbursement[7]	(0.60	) %	(0.35	) %	(0.35)%	(0.35	) %	(0.35	) %

Net annual fund operating expenses	1.55%		2.30%		1.30%	1.80%		1.30%

Value Fund

	Class A		Class C		Class R		Class S

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]		1.00%[3]		None		None
Redemption Fee[4]	2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.85%		0.85%		0.85%		0.85%
Distribution (12b-1) fees[5]	0.50%		1.00%		0.50%		None
Other expenses[6]	0.37%		0.37%		0.37%		0.37%

Total Annual Fund Operating Expenses[6]	1.72%		2.22%		1.72%		1.22%

Fee waiver/expense reimbursement[7]	(0.44	) %	(0.19	) %	(0.19	) %	(0.19	) %

Net annual fund operating expenses	1.28%		2.03%		1.53%		1.03%

19

Risk/Return Summary and Fund Expenses

Microcap Value Fund

	Class A	Class C	Class R	Class S

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00%[2]	1.00%[3]	None	None
Redemption Fee[4]	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) fees[5]	0.50%	1.00%	0.50%	None
Other expenses[6]	0.33%	0.33%	0.33%	0.33%

Total Annual Fund Operating Expenses [6]	1.73%	2.23%	1.73%	1.23%

Fee waiver/expense reimbursement[7]	(0.41)%	(0.16)%	(0.16)%	(0.16)%

Net annual fund operating expenses	1.32%	2.07%	1.57%	1.07%

1	Sales charges decline for purchases of $25,000 or more. See “Distribution Arrangements/Sales Charges — Front-End Sales Charges,” below. This sales charge will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate and (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization.
2	A 1.00% contingent deferred sales charge (“CDSC”) is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more on which no initial sales charge was paid. See “Distribution Arrangements/Sales Charges — Contingent Deferred Sales Charges” below.
3	A 1.00% CDSC is imposed on redemptions of Class C shares made within 12 months of purchase. See “Distribution Arrangements/Sales Charges — Contingent Deferred Sales Charges,” below.
4	A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser’s asset allocation program (not at the direction of the investment adviser’s client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See “Shareholder Information/Market Timing and Excessive Trading — Redemption Fee,” below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.
5	Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by the NASD.
6	Based on estimated expenses for the current fiscal year.
7	The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of all Tamarack Equity Funds to the levels listed above under Net Annual Fund Operating Expenses. For Class A shares, the amount of the Net Annual Fund Operating Expenses reflects a contractual waiver of 12b-1 fees of 0.25%. These expense limitation agreements are in place until January 31, 200 8 . The Advisor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

20

Risk/Return Summary and Fund Expenses

Example:    These Examples are intended to help you compare the cost of investing in the Equity Funds with the cost of investing in other mutual funds. The Examples assumes:

•	$10,000 investment
•	5% annual return and reinvestment of dividends and distributions
•	redemption at the end of each period
•	the Fund’s operating expense levels remain the same from year to year

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Large Cap Growth Fund

	Class A	Class C	Class I	Class R	Class S

One Year After Purchase	$695	$303	$102	$153	$102
Three Years After Purchase	$1, 035	$6 65	$357	$5 12	$357
Five Years After Purchase	$1, 397	$1,1 53	$632	$896	$6 32
Ten Years After Purchase	$2,4 14	$2, 499	$1,416	$1,972	$1,4 16
One Year After Purchase*	$695	$203	$102	$153	$102
(*assume you retain and do not redeem your shares at end of period)

Mid Cap Growth Fund

	Class A	Class C	Class I	Class R	Class S

One Year After Purchase	$705	$313	$112	$163	$112
Three Years After Purchase	$1, 054	$68 5	$377	$5 32	$3 77
Five Years After Purchase	$1,4 26	$1,1 83	$663	$926	$6 63
Ten Years After Purchase	$2,4 69	$2,5 54	$1,477	$2,0 3 0	$1,4 77
One Year After Purchase*	$705	$213	$112	$163	$112
(*assume you retain and do not redeem your shares at end of period)

SMID Cap Growth Fund

	Class A	Class C	Class I	Class R	Class S

One Year After Purchase	$736	$346	$146	$196	$146
Three Years After Purchase	$1, 347	$9 91	$693	$843	$6 93
Five Years After Purchase	$1, 983	$1, 757	$1,267	$1,515	$1, 267
Ten Years After Purchase	$3, 680	$3, 770	$2,829	$3 , 312	$2, 829
One Year After Purchase*	$736	$246	$146	$196	$146
(*assume you retain and do not redeem your shares at end of period)

Enterprise Fund

	Class A	Class C	Class I	Class R	Class S

One Year After Purchase	$703	$311	$110	$161	$110
Three Years After Purchase	$1,0 60	$691	$384	$539	$384
Five Years After Purchase	$1, 440	$1, 198	$679	$942	$679
Ten Years After Purchase	$2, 505	$2, 591	$1,517	$2,068	$1,517
One Year After Purchase*	$703	$211	$110	$161	$110
(*assume you retain and do not redeem your shares at end of period)

21

Risk/Return Summary and Fund Expenses

Small Cap Core Fund

	Class A	Class C	Class I	Class R	Class S

One Year After Purchase	$724	$3 33	$132	$183	$132
Three Years After Purchase	$1,15 5	$7 90	$486	$63 9	$48 6
Five Years After Purchase	$1,6 11	$1,3 74	$864	$1,1 22	$8 64
Ten Years After Purchase	$2,8 70	$2,9 57	$1,925	$2,4 55	$1,9 2 5
One Year After Purchase*	$724	$233	$132	$183	$132
(*assume you retain and do not redeem your shares at end of period)

Value Fund

	Class A	Class C	Class R	Class S

One Year After Purchase	$698	$3 06	$156	$105
Three Years After Purchase	$1,0 4 5	$6 7 6	$5 23	$3 68
Five Years After Purchase	$1,4 1 6	$1,1 72	$9 16	$6 52
Ten Years After Purchase	$2, 454	$2,5 40	$2,0 14	$1, 461
One Year After Purchase*	$698	$206	$156	$105
(*assume you retain and do not redeem your shares at end of period)

Microcap Value Fund

	Class A	Class C	Class R	Class S

One Year After Purchase	$702	$310	$160	$109
Three Years After Purchase	$1,051	$682	$529	$374
Five Years After Purchase	$1,423	$1,180	$924	$660
Ten Years After Purchase	$2,467	$2,552	$2,028	$1,475
One Year After Purchase*	$702	$210	$160	$109
(*assume you retain and do not redeem your shares at end of period)

22

Additional Information

Investing for Temporary Defensive Purposes

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. If a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.

Risk Profile of Mutual Funds

FUND TYPE Stock Funds Bond Funds Municipal Funds	ASSET CLASS Small Company Stocks International Stocks Mid-Sized Company Stocks Large Company Stocks Corporate Bonds Municipal Bonds Government Bonds

Overview of Principal Risks of the Funds

	Market Risk	Selection Risk	Foreign Investment Risk	Mid-Sized Company Risk	Small Company Risk	Hedging Risk	IPO Risk

Large Cap Growth Fund	X	X	X			X
Mid Cap Growth Fund	X	X	X	X		X
SMID Cap Growth Fund	X	X	X	X	X	X
Enterprise Fund	X	X			X		X
Small Cap Core Fund	X	X			X		X
Value Fund	X	X
Microcap Value Fund	X	X			X

More information on these and other risks can be found in the “Principal Risks” sections under each Fund summary in this prospectus and in the Equity Funds’ SAI.

23

Fund Management

Investment Advisor

The Funds are advised by Voyageur Asset Management Inc. (the “Advisor” or “Voyageur”) . Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 69 ,000 people who serve more than 14 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur’s charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of September 30 , 2006, Voyageur’s investment team managed approximately $ 2 9 .0 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the fiscal year ended September 30, 2006 as follows:

Large Cap Growth Fund	0.70	% [1]

Mid Cap Growth Fund	0.70	% [1]

SMID Cap Growth Fund	0.70%[1]

Enterprise Fund	0.94	% [1,2]

Small Cap Core Fund	1.12%[1,2]

Value Fund	0. 85%[1]

Microcap Value Fund	0. 90%[1]

1	The Advisor has contractually agreed to waive or limit fees through January 31, 200 8 , in order to maintain net annual fund operating expenses of the Funds as set forth under “Fees and Expenses”.
2	Pursuant to the Investment Advisory Agreements, Enterprise Fund and Small Cap Core Fund each pay a contractual fee as follows: 1.40% of each Fund’s average net assets of $30 million or less and 0.90% of net assets over $30 million.

Information regarding the factors considered by the Board of Trustees of the Funds in connection with the most recent approval of the Investment Advisory Agreement will be provided in the Funds’ Semi- Annual Report for the period ended March 31 , 200 7 .

Prior to May 8, 2006, day-to-day portfolio management services for Enterprise Fund and Small Cap Core Fund were provided by sub-advisors employed by Voyageur at its own expense. Babson Capital Management LLC provided those services until March 31, 2006 and OFI Institutional Asset Management, Inc. provided those services thereafter.

Portfolio Managers

Voyageur is responsible for the overall management of each Fund’s portfolio. Voyageur’s Equity team s employ a team approach to the management of the portfolios, with no individual team member being responsible solely for investment decisions. The team members are jointly and primarily responsible for security analysis, industry recommendations, cash positions, purchase and sell decision making process and general daily oversight of the Funds’ portfolios. Unless otherwise specified below, each individual has been a Tamarack Funds’ portfolio manager since inception of the Funds in April 2004. The members of Voyageur’s E quity F unds teams are:

•	David J. Cox, CFA, Senior Managing Director, Director of Equity Investments, Senior Portfolio Manager. David Cox is responsible for equity portfolio management and directing the Voyageur growth equity efforts. He joined Voyageur in 1999 from Chicago Trust Company where he held positions as

24

Fund Management

director of equity research, portfolio manager and senior equity analyst. While at Chicago Trust, David co-managed the Alleghany/Chicago Trust Balanced Fund, which held a Morningstar five-star rating in the Domestic Hybrid category. Prior to his experience at Voyageur and Chicago Trust, David held analyst positions at Driehaus Securities and at Kirr, Marbach & Company. David began his career in the investment industry in 1984. He received a BS from the University of Illinois and an MBA from the Kelley School of Business at Indiana University. He is a CFA charterholder and member of the CFA Society of Chicago and the CFA Institute. David is also a member of the Reese Fund Advisory Board.
•	Michael T. Lee, CFA, President, Chief Investment Officer, Senior Portfolio Manager. Mike Lee is the President of Voyageur and responsible for overseeing the firm’s investment activities. He is also a portfolio manager with Voyageur’s Growth Equity team. Mike began his career with Voyageur in 1993 as an equity analyst. His prior professional experience included seven years with Northwest Airlines in corporate sales and strategic systems development. Mike serves on the board of the Minnesota Children’s Museum and is a mentor and advisor for the Carlson School Funds Enterprise at the University of Minnesota. Mike received a BS in Economics from DePauw University and an MBA in Finance from the University of Minnesota, Carlson School of Management. He is a CFA charterholder and member of the CFA Society of Minnesota.
•	Nancy M. Scinto, Managing Director, Director of Equity Research, Senior Portfolio Manager, Investment Officer - Equity. Nancy Scinto is responsible for equity portfolio management and directing the Voyageur growth equity research efforts. She is also Chief Investment Officer, Equity Funds products for the Tamarack Funds. She joined Voyageur in 1999 from Chicago Trust Company where she managed institutional accounts and was co-manager of the five-star Alleghany/Chicago Growth and Income Fund. Nancy has held various positions including personal trust, equity trader, senior equity analyst and senior portfolio manager. She began her career in the investment industry in 1984. Nancy received a BA from Governors State University and an MBA from DePaul University. She is a member of the CFA Society of Chicago.
•	Steven A. Rusnak, CFA, Vice President, Senior Portfolio Manager, Senior Equity Analyst. Steven Rusnak is a member of the growth equity team and conducts fundamental equity research for a diverse group of industries, including financials and health care. He joined Voyageur in 1999 from Chicago Trust Company where he was a senior equity analyst and portfolio manager. Previously Steve held positions with Mesirow Financial as senior equity analyst, the State Teachers Retirement System of Ohio as an analyst and at Feldman Securities Corporation as a portfolio analyst. Steve has been in the investment industry since 1985. He earned a BA in Economics and an MBA from The Stephen M. Ross School of Business at the University of Michigan. Steve is CFA charterholder and a member of the CFA Society of Chicago and CFA Institute.
•	Kenneth A. Tyszko, CPA, CFA, Vice President, Senior Portfolio Manager. Ken Tyszko is responsible for small cap growth equity portfolio management. He joined Voyageur in 2001 from Oberweis Asset Management Inc. where he was a portfolio manager. From 1996 to 1999, Ken managed small cap growth assets for ABN AMRO Asset Management (USA), Inc. and ABN AMRO Incorporated. Prior to his experience at ABN AMRO, Ken was a portfolio manager with Sears Investment Management Co. (SIMCO). Ken joined SIMCO in 1984 from Main Hurdman, an international accounting and consulting firm. Ken began his career in the investment industry in 1984. He received a BS in Accountancy from the University of Illinois and is both a CFA charterholder and a Certified Public Accountant. Ken is a member of the Illinois CPA Society, CFA Society of Chicago and CFA Institute. He has been a guest on Bloomberg TV and WebFN.
•	Forbes L. Watson, Vice President, Senior Portfolio Manager. Forbes Watson is responsible for small cap and SMID cap growth equity portfolio management. He joined Voyageur in 2002 from RBC Centura Bank where he managed separate accounts and the five-star RBC Mid Cap Equity Fund. Forbes held portfolio management positions with Trustmark National Bank and ParkSouth Corporation, a registered investment advisor, before joining RBC Centura Bank in 1998. He began his career with May, Cullum, Ragland & Brittain, Inc., a Dallas-based investment boutique, and also worked in the Dallas NASDAQ trading office of Shearson/Lehman Brothers. Forbes began his career in the investment industry in 1981.

25

Fund Management

He received a BA in Finance from the University of North Texas and an MBA from Millsaps College. Forbes is a member of the CFA Society of North Carolina and CFA Institute.
•	Lance F. James, Managing Director, Senior Portfolio Manager. Lance James is the portfolio manager of the Small Cap Core Fund and the Enterprise Fund. Prior to joining Voyageur in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. In those roles Lance was portfolio manager for the predecessor funds of the Small Cap Core Fund and the Enterprise Fund since 1991 and 1999, respectively. Also, during his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received a BA in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.
•	George Prince, Senior Equity Analyst and Portfolio Manager. George Prince is the co-portfolio manager of the Enterprise Fund since 2007. He also serves as a senior equity analyst providing research support for the Small Cap Core Fund . George joined Voyageur in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. He also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 9 years of investment industry experience. He received a BA from Yale University.
•	Bruce Kaser, CFA, Senior Portfolio Manager. Bruce Kaser is a co-portfolio manager on the Value Fund since 2007. Prior to joining Voyageur in 2007, he was the senior portfolio manager with Freedom Capital Management, LLC. Prior to his experience at Freedom Capital Management, LLC, Bruce was a vice president and portfolio manager for institutional value equity clients at Loomis Sayles. He is an honors graduate of Miami University (Ohio) and received his MBA from the University of Chicago’s Graduate School of Business. Bruce is a member of the CFA Institute and the Petroleum Analysts of Boston. He is the Treasurer for the Boston charity Strike Out Cancer, and a volunteer in the Teacher-to-Teacher: Alaska to El Salvador project.
•	Stuart A. (“Sam”) Lippe, Senior Portfolio Manager. Sam Lippe is a co-portfolio manager on the Value Fund since 2007. Prior to joining Voyageur in 2007, he was the senior portfolio manager with Freedom Capital Management, LLC. Prior to his experience at Freedom Capital Management, LLC, Sam was a portfolio manager and analyst for the Endowment Fund at Howard Hughes Medical Institute, following his term as an Analyst for value-oriented portfolios at Legg Mason Capital Management. Sam is a graduate of Cornell University and New York University, where he received his MBA. He is a member of the Association of Insurance and Financial Analysts.

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Equity Funds’ SAI.

26

Fund Management

Other Service Providers

Administrator.    Voyageur provides administrative services to the Funds.

Distributor.    Tamarack Distributors Inc. (“Distributor”), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is the distributor of the Funds’ shares. The firm is a member of the National Association of Securities Dealers, Inc., and (like Voyageur) is a wholly-owned subsidiary of RBC Dain Rauscher Corp.

Sub-Administrator and Fund Accounting Agent.    BISYS Fund Services Ohio, Inc. (“BISYS”) , located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS also acts as the fund accountant for each of the Funds.

Dividend Paying Agent and Transfer Agent.    Boston Financial Data Services, Inc. (“BFDS”) , a Massachusetts corporation having its principal place of business at 330 West 9th Street, Kansas City, Missouri 64105, is the dividend paying agent and transfer agent for the Funds.

Custodian.    The Funds’ custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, 733 Marquette Avenue South , Minneapolis, MN 55479. Wells Fargo Bank, N.A. also acts as the securities lending agent to certain Funds.

Analytic Systems, Inc. acts as an additional investment consultant for the Microcap Value Fund.

27

Shareholder Information

Pricing of Fund Shares

How NAV Is Calculated

The per share net asset value (“NAV”) of each class of shares of each Fund is calculated by adding the total value of the Fund’s investment and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.

NAV = Total Assets of Class – Liabilities Number of Shares Outstanding

1. NAV is calculated separately for each class of shares.
2. You can find many Funds’ NAV daily in The Wall Street Journal and in other newspapers or they are available at www.voyageur.net or by calling 1-800-422-2766.

The per share NAV for each Fund is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange (“ NYSE ”), or at 4:00 p.m. Eastern time, whichever is earlier, on days the NYSE is open or on days the primary trading markets for the Funds’ portfolio instruments are open .

Your order for purchase, sale or exchange of shares is generally priced at the next NAV calculated after your order is received in good order by the Fund’s transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next following business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.

Generally, you may purchase , redeem , or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE. Even if the NYSE is closed, the Funds may accept purchase , redemption , and exchange orders on those days when the primary trading markets for the Funds’ portfolio instruments are open, and the Funds’ management believes there is an adequate market to meet purchase , redemption , and exchange requests.

The Funds’ securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.

28

Shareholder Information

Fair Valuation

On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, “fair valuation” methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the Exchange; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. The Funds’ pricing agent is responsible for monitoring market fluctuations to determine if certain triggers are reached that necessitate the use of fair valuation methodologies. These methodologies are intended to ensure that each Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the Exchange, when a Fund’s NAV is typically calculated.

29

Shareholder Information

Purchasing and Adding to Your Shares

You may purchase shares of the Funds through the Funds’ Distributor or through investment representatives at banks, brokers and other financial institutions, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.1 For retirement plan s having at least $6,000,000 in plan assets, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

Minimum Initial Investment
Account Type	Amount
Regular	$1,000
IRA and Uniform Transfer/Gifts to Minors Accounts	$250
By exchange[2] f rom Another Tamarack Fund into a regular account	$1,000
By exchange[2] from another Tamarack Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$100

Class I: Regular – Institutions or Individuals	$250,000
Class I: Through qualified retirement benefit plan (minimum plan assets of $6,000,000 )	$0
Minimum Additional Investment
Investment Type	Amount
By telephone or mail	$100
By wire	$1,000
By Internet (see instructions for purchasing and adding to your shares)	$100
By exchange[2] f rom Another Tamarack Fund into a regular account	$1,000
By exchange[2] from another Tamarack Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$50
1	Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its agent, BFDS . These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization, even if the organization does not transmit the order to the Fund in a timely manner.)
2	The following Tamarack Funds are eligible for exchanges: the Tamarack Equity Funds listed in this prospectus; the Tamarack Fixed Income Funds (Tamarack Quality Fixed Income Fund and Tamarack Tax-Free Income Fund); and Tamarack Prime Money Market Fund.

Additional Policies About Transactions

The Funds cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in U.S. dollars. Neither third-party checks, starter checks nor credit card convenience checks are accepted.

30

Shareholder Information

A Fund may waive its minimum purchase requirement. The Distributor will reject an order at its sole discretion if the order is not accompanied by payment or the Distributor determines the rejection of the order to be in the best interest of a Fund and its shareholders.

Telephone Purchase, Exchange and Redemption Privileges.    Shareholders who open accounts with the Tamarack Funds will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds’ representative may request personal identification and may tape record the call.

Class I Eligibility.     Class I shares are available in the Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, and Small Cap Core Fund and are offered to institutions or individuals with a $250,000 minimum requirement for initial investment or benefit plans having minimum plan assets of $6,000,000 with no minimum requirement for initial investment for participants of these qualified retirement plans.

Class R Eligibility.    Class R shares are available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds. These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.

Class S Eligibility.     Class S shares are available to investors purchasing shares directly through the Fund or its agent, BFDS .

IRA and Keogh Account Maintenance Fees.    A $10 annual maintenance fee is charged on all IRA accounts. Multiple IRA accounts associated with a single Social Security number are charged only one $10 fee. A $15 annual maintenance fee is charged on all Keogh accounts. Multiple Keogh accounts associated with a single Social Security number are charged only one $15 fee. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular Social Security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.

Corporations, Trusts and Other Entities.    Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U.S. Citizens and Resident Aliens.    Shares of the Tamarack Funds may only be offered in the United States to United States citizens and United States resident aliens having a Social Security Number or Individual Tax Identification Number. This prospectus should not be considered a solicitation or offering of fund shares outside of the United States.

Anti-Money Laundering Procedures.    Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your Social Security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

Avoid Backup Tax Withholding

By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security Number or Taxpayer Identification Number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.

31

Shareholder Information

Instructions for Opening an Account

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

By Mail	Initial Purchases and All Correspondence Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2.  Make check, bank draft or money order payable to “Tamarack Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.
3. Mail or courier application and payment to the applicable address above.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided for the purchase of Class S shares .

By Wire	UMB Bank, n.a. Kansas City, Missouri ABA #101000695 For ______Fund AC = 9870326213 Please provide: Your account number and account name	Call 1-800-422-2766 to obtain an account number, instructions for sending your account application to the Funds, and instructions for your bank to wire your investment. After confirming that the Funds have received your application, contact your bank to wire your investment (you must include the Funds’ banking instructions and your account number).

By Exchange from Another Tamarack Fund	1-800-422-2766 or www.voyageur.net (Class S exchanges only)	If you already have an account with us and your account is authorized for telephone exchanges (or on-line exchanges for Class S shares), you may open an account in an eligible Tamarack Fund by exchanging shares from another Tamarack Fund. The eligible Funds are: the Tamarack Equity Funds listed in this prospectus; the Tamarack Fixed Income Funds (Tamarack Quality Fixed Income Fund and Tamarack Tax-Free Income Fund); and Tamarack Prime Money Market Fund. The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

Questions? Call 1-800-422-2766 or your investment representative.

32

Shareholder Information

Instructions for Purchasing and Adding to Your Shares

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

By Telephone	1-800-422-2766	You may make additional investments ($100 minimum) by telephone. After the Funds receive and accept your request, the Funds will deduct from your checking account the cost of the shares. Availability of this service is subject to approval by the Funds and the participating banks.

By Mail	Subsequent Purchases — Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
     •   Account name and account number
     •   Fund name
     •   Share class
2.  Make check, bank draft or money order payable to “Tamarack Funds” and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
3. Mail or courier stub and payment to the applicable address above.

By Wire	UMB Bank, n.a. Kansas City, Missouri ABA #101000695 For ______Fund AC = 9870326213 Please provide: Your account number and account name	Wire share purchases ($1,000 minimum) should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to UMB Bank.

By Exchange from Another Tamarack Fund	Please refer to the information under “Exchanging Your Shares” below.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided for the purchase of Class S shares . There is a $100 minimum for additional investments through the website.

Automatic Monthly Investment	You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.

Questions? Call 1-800-422-2766 or your investment representative.

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You can also add to your account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Monthly Investments

Automatic Monthly Investments are processed through an automated clearing house (“ACH”) whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required. Automatic monthly investments are not available for Class I shares.

Directed Dividend Option

By selecting the appropriate box in the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible Tamarack Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

Dividends and Distributions

Dividends and distributions of less than $10 will be automatically reinvested. Dividends and distributions of $10 or more will also be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).

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Selling Your Shares

You may withdraw from your account at any time in the following amounts:

•	any amount up to $50,000 for redemptions requested by mail without a Medallion signature guarantee*
•	any amount for redemptions requested by mail with a Medallion signature guarantee
•	any amount up to $50,000 for Fund website redemptions (Class S shares only)
•	$1,000 or more for redemptions wired to a bank or similar account ($10 fee)**
•	$50 or more for redemptions by a systematic redemption plan (there may be a fee) (this option is not available for Class I shares)
•	$1,000 or more for exchanges to another eligible Tamarack Fund (this option is not available for Class I shares)
•	$100 or more for redemptions by automatic monthly exchange to another eligible Tamarack Fund
•	$100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)
•	up to $50,000 by telephone (for authorized accounts)
*	A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.
**	A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.

Please refer to “Additional Policies on Selling Shares (Redemptions)” below.

Shares redeemed within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares so redeemed. (See “Market Timing and Excessive Trading — Redemption Fee” below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

Withdrawing Money From Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

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Instructions for Selling Shares (Redemptions)

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone	1-800-422-2766	You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Funds will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name(s) of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Signature Guarantees” below for information on when a Medallion signature guarantee is required.
2. Mail or courier the letter to the applicable address above.

By Wire	Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before 4:00 Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See “Signature Guarantees” below for information on when a Medallion signature guarantee is required.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided. Provided you have previously registered, you may withdraw up to $50,000 through the website. This option is only available to Class S shareholders.

Systematic Redemption Plan	You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply. Systematic Redemption Plans are not available for Class I shares.

Questions? Call 1-800-422-2766 or your investment representative.

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Additional Policies on Selling Shares (Redemptions)

We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Signature Guarantees

You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:

•	A redemption check sent to a different payee, bank or address than we have on file;
•	A redemption check mailed to an account address that has been changed within the last 30 days;
•	A redemption for $50,000 or more in writing; or
•	A change in account registration or redemption instructions.

Redemption Fee

A 2.00% redemption fee is generally imposed on redemptions and exchanges within 30 days of purchase. See “Market Timing and Excessive Trading — Redemption Fee” below.

Redemption in Kind

Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for regular shareholder accounts and $250,000 for Class I regular accounts. For retirement plan s having at least $6,000,000 in plan assets, there is no minimum requirement for initial investment in the Funds. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

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Exchanging Your Shares

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing Tamarack Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the Tamarack Funds, you may exchange shares between eligible Tamarack Funds. The eligible Tamarack Funds are: the Tamarack Equity Funds in this prospectus; the Tamarack Fixed Income Funds (Quality Fixed Income Fund and Tax-Free Income Fund); and Tamarack Prime Money Market Fund.

By Telephone	1-800-422-2766	You may make exchanges from one identically registered Tamarack Fund account into another eligible Tamarack Fund account, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the Tamarack Fund from which the amount is being sold, and the name of the Tamarack Fund into which the amount is being purchased.
2. Mail or courier the letter to the applicable address above.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided.

All Class S account owners are automatically granted Internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Tamarack Funds.

This option is not available to other shareholders.

Monthly Exchanges	You may authorize monthly exchanges ($100 minimum) from one eligible Tamarack Fund into another eligible Tamarack Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Questions? Call 1-800-422-2766 or your investment representative.

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Additional Policies on Exchanges

Shares exchanged within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares so exchanged. The Funds also reserve the right to limit exchanges. (See “Market Timing and Excessive Trading” below.)

With the exception of exchanges to or from the Tamarack Prime Money Market Fund (whose shares are offered through another prospectus), the Share Class must be the same in the two Funds involved in the exchange. You must meet the minimum investment requirement of the Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

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Additional Shareholder Services

The following services are also available to shareholders. Please call 1-800-422-2766 for more information.

•	Uniform Transfers/Gifts to Minors Accounts
•	Transfer on Death (“TOD”) Accounts
•	Accounts for corporations, partnerships and retirement plans
•	Coverdell Education Savings Accounts
•	Traditional IRA accounts
•	Roth IRA accounts
•	Simplified Employee Pensions (“SEPs”)

Telephone/Internet Services

During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. (Holders of Class S shares may also access the Funds’ web site, www.voyageur.net .) The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or Fund web site instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

Shareholder Mailings

To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

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Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

Redemption Fee.    A 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds (other than the Tamarack Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed on: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans) and (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser’s asset allocation program (not at the direction of the investment adviser’s client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the “first in, first out” method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.

Restriction and Rejection of Purchase or Exchange Orders.    The Tamarack Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The Tamarack Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between Tamarack Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Tamarack Funds’ policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Tamarack Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may invest in numerous fund families with differing market timing policies, the Tamarack Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Tamarack Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the Tamarack Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate the exchange privilege without prior notice.

Risks Presented by Excessive Trading Practices.    Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange

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and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Equity Funds’ SAI.

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Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges. Class I and S shares of the Funds have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A, C and R shares .

	Class A	Class C*	Class R
Sales Charge (Load)	Maximum sales charge of 5.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.	No front-end sales charge; CDSC of 1.00% for redemptions within 12 months of purchase.	No sales charge.

Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to 0.50% of the Fund’s assets. (The Distributor has contractually agreed to limit 12b-1 fees to 0.25% until at least January 31, 200 8 .)	1.00%	0.50%

Fund Expenses	Lower annual expenses than Class C shares.	Higher annual expenses than Class A and R shares.	Lower annual expenses than Class C shares.

Class I and S
Sales Charge (Load)	None

Distribution and Service (12b-1) Fee	None

Fund Expenses	Lower annual expenses than Class A, C and R shares.

*	Purchases of $500,000 or more of Class C shares are not permitted.

The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of share is more appropriate for you.

Front-End Sales Charges

Front-end sales charges are imposed on sales of Class A shares of all Funds at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares” below). This sales charge will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate and (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization . The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. There is no sales charge on reinvested dividends and distributions. The Equity Funds’ SAI includes amounts paid as commissions to financial intermediaries.

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	Sales Charges as a Percentage of
For Purchases Up To:	Offering Price	Net Amount Invested
Less than $25,000	5.75%	6.10%
$25,000 — $49,999.99	5.00%	5.26%
$50,000 — $99,999.99	4.50%	4.71%
$100,000 — $249,999.99	3.50%	3.63%
$250,000 — $499,999.99	2.50%	2.56%
$500,000 — $749,999.99	2.00%	2.04%
$750,000 — $999,999.99	1.50%	1.52%
$1,000,000 and over	0.00%*	0.00%*
*	1.00% CDSC is imposed on redemptions within 12 months of purchase. See “Contingent Deferred Sales Charge” below.

Reducing the Initial Sales Charge on Purchases of Class A Shares

Combining Accounts of Family Members.    You may combine accounts in Tamarack Funds Class A shares in order to qualify for a reduced sales charge (load). This does not include accounts in the Tamarack money market funds. The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

•	Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)
•	Single-participant retirement plan accounts owned by you or your immediate family
•	Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

Letter of Intent.    You may also reduce your Class A initial sales charge by establishing a letter of intent. A letter of intent allows you to combine all Tamarack Funds Class A shares purchased through a single account (excluding money market funds) that you intend to make over a 13-month period to determine the appropriate sales charge. You must provide this letter of intent to the Tamarack Funds along with your account application. Capital appreciation, reinvested dividends and capital gains do not apply when calculating the total combined purchases during the 13-month period. Please be aware that a portion of your account may be held in escrow to cover the additional sales charge that may be due if your total investment in your account does not qualify for the anticipated sales charge reduction.

Rights of Accumulation.    You may also take into account the current value of your existing holdings in Class A shares of the Tamarack Funds (excluding the money market funds) to determine the appropriate sales charge on subsequent purchases. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.

PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE TAMARACK FUNDS, YOU MUST LET YOUR FINANCIAL ADVISOR KNOW AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT LET YOUR FINANCIAL ADVISOR KNOW THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

You may obtain information free of charge on sales charge reductions and waivers through a link on the Tamarack Funds website, www.voyageur.net , or from your financial advisor.

Contingent Deferred Sales Charges

For Class C shares, a CDSC of 1.00% applies if shares are sold within 12 months of purchase. A 1.00% CDSC is also imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only

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some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.

Waiving Contingent Deferred Sales Charges (Class A and Class C)

The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

•	Redemptions due to death or disability of the shareholder.
•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.
•	Tax-free returns of excess contributions to IRAs.
•	Permitted exchanges of shares between funds. However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.

The contingent deferred sales charge on Class A and C shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:

•	Redemptions through a systematic withdrawal plan.
•	Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2.

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Shareholder Information

Distribution and Service (12b-1) Fees

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	The 12b-1 fees vary by share class as follows:

–  Class A shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing. The Distributor has contractually agreed to limit Class A 12b-1 fees to 0.25% for the Funds until at least January 31, 200 8 .

–  Class C shares may pay a 12b-1 fee of up to 1.00% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

–  Class R shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

•	The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and the remainder for distribution.

Over time, shareholders will pay more than with other types of sales charges because 12b-1 distribution and service fees are paid out of the Fund’s assets on an on-going basis.

Additional Payments.    The Distributor and/or Advisor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services ; the distribution of the Funds’ shares ; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares) . In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

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Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends and capital gains on each Equity Fund are declared and distributed at least annually.

Dividends paid out of an Equity Fund’s investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by an Equity Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.

If you are an individual investor, a portion of the dividends you receive from an Equity Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. An Equity Fund distribution is treated as qualified dividend income to the extent that the Equity Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by you and the Fund. Equity Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

If a portion of an Equity Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Equity Fund may be eligible for the dividends-received deduction for corporate shareholders.

Equity Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Equity Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by an Equity Fund in October, November or December with a record date in such a month and paid by the Equity Fund during January of the following calendar year.

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Each year, your Equity Fund will notify you of the tax status of dividends and other distributions.

Equity Fund distributions also may be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in an Equity Fund.

47

Shareholder Information

Organizational Structure

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the Tamarack Equity Funds described in the Equity Funds’ SAI were reorganized as series of Tamarack Funds Trust effective April 16, 2004.

48

Financial Highlights

The Financial Highlights Tables are intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds for the fiscal years ending September 30, 2006 and September 30, 2005, and the periods ending September 30, 2004, June 30, 2004 and April 30, 2004, has been audited by Deloitte & Touche LLP . Their report, along with the Fund’s financial statements, is included in the Funds’ annual report, which is available at www.voyageur.net or by calling 1-800-422-2766. Information for Large Cap Growth Fund, Mid Cap Growth Fund and SMID Cap Growth Fund for years ended April 30, 2003 and April 30, 2002 was audited by the Funds’ previous independent registered public accounting firm. Information for Enterprise Fund, Small Cap Core Fund, Value Fund, and Microcap Value Fund for years ended June 30, 2003 and June 30, 2002 was audited by the Funds’ previous independent registered public accounting firm.

49

Financial Highlights

Tamarack Large Cap Growth Fund

		Investment Activities					Distributions								Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***

Class A
Year Ended September 30, 2006	$10.65	(0.03)	0.23	(a	)	0.20	—	—		—	—	$10.85	1.88%		$5,175	1.25%		(0.27%	)	1.68%		35%
Year Ended September 30, 2005	9.88	0.01	0.76	(a	)	0.77	—	—		—	—	10.65	7.79%		6,280	1.15%		0.06%		1.74%		28%
Period Ended September 30, 2004 (e)	10.02	(0.01)	(0.13)	(a	)	(0.14)	—	—		—	—	9.88	(1.40%	)(b)	10,614	1.10%	(c)	(0.27%	)(c)	1.63%	(c)	16%
Year Ended April 30, 2004	8.33	(0.07)	1.76	—		1.69	—	—		—	—	10.02	20.29%		10,864	1.54%		(0.85%	)	1.79%		264%
Year Ended April 30, 2003	9.87	—	(1.53)	—		(1.53)	(0.01)	—		—	(0.01)	8.33	(15.53%	)	7,686	1.46%		(0.07%	)	1.71%		90%
Year Ended April 30, 2002	12.02	(0.02)	(2.13)	—		(2.15)	(a )	(a	)	—	—	9.87	(17.87%	)	9,906	1.34%		(0.14%	)	1.59%		33%
Class I
Year Ended September 30, 2006	$10.75	(0.01)	0.24	(a	)	0.23	(a )	—		—	(a )	$10.98	2.18%		$1,204	1.00%		(0.08%	)	1.19%		35%
Year Ended September 30, 2005	9.97	0.05	0.75	(a	)	0.80	(0.02)	—		—	(0.02)	10.75	8.04%		3,636	0.89%		0.35%		1.22%		28%
Period Ended September 30, 2004 (e)	10.11	(a )	(0.14)	(a	)	(0.14)	—	—		—	—	9.97	(1.38%	)(b)	19,556	0.85%	(c)	(0.03%	)(c)	1.11%	(c)	16%
Year Ended April 30, 2004	8.38	(0.07)	1.80	—		1.73	—	—		—	—	10.11	20.64%		28,454	1.29%		(0.60%	)	1.29%		264%
Year Ended April 30, 2003	9.92	0.03	(1.55)	—		(1.52)	(0.02)	—		—	(0.02)	8.38	(15.34%	)	35,379	1.21%		0.20%		(d	)	90%
Year Ended April 30, 2002	12.07	0.02	(2.15)	—		(2.13)	(0.01)	(0.01)		—	(0.02)	9.92	(17.71%	)	64,516	1.09%		0.11%		(d	)	33%
Class C
Year Ended September 30, 2006	$10.53	(0.10)	0.22	(a	)	0.12	—	—		—	—	$10.65	1.14%		$25	2.00%		(1.01%	)	2.17%		35%
Year Ended September 30, 2005	9.85	(0.02)	0.70	(a	)	0.68	—	—		—	—	10.53	6.90%		25	1.93%		(0.88%	)	2.26%		28%
Period Ended September 30, 2004 (e)	10.02	(0.04)	(0.13)	(a	)	(0.17)	—	—		—	—	9.85	(1.70%	)(b)	3	1.81%	(c)	(0.98%	)(c)	2.13%	(c)	16%
Period Ended April 30, 2004 (f)	10.28	(0.26)	—	—		(0.26)	—	—		—	—	10.02	(2.53%	)(b)	3	1.88%	(c)	(1.15%	)(c)	(d	)	264%
Class R
Year Ended September 30, 2006	$10.60	(0.05)	0.23	(a	)	0.18	—	—		—	—	$10.78	1.60%		$10	1.50%		(0.53%	)	1.66%		35%
Year Ended September 30, 2005	9.87	(0.15)	0.89	(a	)	0.74	(0.01)	—		—	(0.01)	10.60	7.46%		15	1.41%		(0.27%	)	1.75%		28%
Period Ended September 30, 2004 (e)	10.02	—	(0.15)	(a	)	(0.15)	—	—		—	—	9.87	(1.50%	)(b)	65	1.34%	(c)	0.12%	(c)	2.00%	(c)	16%
Period Ended April 30, 2004 (f)	10.28	—	(0.26)	—		(0.26)	—	—		—	—	10.02	(2.53%	)(b)	3	1.32%	(c)	(0.63%	)(c)	(d	)	264%
Class S
Year Ended September 30, 2006	$10.75	(a )	0.23	(a	)	0.23	(a )	—		—	(a )	$10.98	2.18%		$125,253	1.00%		(0.02%	)	1.18%		35%
Year Ended September 30, 2005	9.97	0.02	0.78	(a	)	0.80	(0.02)	—		—	(0.02)	10.75	8.04%		145,649	0.91%		0.24%		1.25%		28%
Period Ended September 30, 2004 (e)	10.11	—	(0.14)	(a	)	(0.14)	—	—		—	—	9.97	(1.38%	)(b)	168,756	0.85%	(c)	(0.02%	)(c)	1.13%	(c)	16%
Period Ended April 30, 2004 (f)	10.37	—	(0.26)	—		(0.26)	—	—		—	—	10.11	(2.51%	)(b)	190,737	0.85%	(c)	(0.27%	)(c)	(d	)	264%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Less than $0.01 or $(0.01) per share.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from May 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

50

Financial Highlights

Tamarack Mid Cap Growth Fund

		Investment Activities						Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2006	$11.71	(0.08	)(a)	1.07	(g	)	0.99	—	(0.23)	(0.23)	$12.47	8.52%		$43,803	1.35%		(0.66%	)	1.73%		23%
Year Ended September 30, 2005	11.57	(0.14)		1.86	(g	)	1.72	—	(1.58)	(1.58)	11.71	15.62%		45,359	1.32%		(0.80%	)	1.75%		22%
Period Ended September 30, 2004 (e)	12.17	(0.04)		(0.56)	(g	)	(0.60)	—	—	—	11.57	(4.93%	)(b)	69,979	1.27%	(c)	(0.88%	)(c)	1.58%	(c)	15%
Year Ended April 30, 2004	9.46	(0.08)		2.79	—		2.71	—	—	—	12.17	28.65%		74,150	1.38%		(0.78%	)	1.64%		93%
Year Ended April 30, 2003	11.73	(0.03)		(2.15)	—		(2.18)	—	(0.09)	(0.09)	9.46	(18.58%	)	48,806	1.40%		(0.37%	)	1.65%		28%
Year Ended April 30, 2002	11.99	(0.01)		0.67	—		0.66	(0.01)	(0.91)	(0.92)	11.73	5.99%		55,143	1.37%		(0.22%	)	1.62%		19%
Class I
Year Ended September 30, 2006	$12.03	(0.05	)(a)	1.10	(g	)	1.05	—	(0.23)	(0.23)	$12.85	8.71%		$72,866	1.10%		(0.41%	)	1.23%		23%
Year Ended September 30, 2005	11.81	(0.04)		1.84	(g	)	1.80	—	(1.58)	(1.58)	12.03	16.02%		62,652	1.07%		(0.54%	)	1.25%		22%
Period Ended September 30, 2004 (e)	12.41	(0.04)		(0.56)	(g	)	(0.60)	—	—	—	11.81	(4.83%	)(b)	47,778	1.02%	(c)	(0.62%	)(c)	1.07%	(c)	15%
Year Ended April 30, 2004	9.62	(0.08)		2.87	—		2.79	—	—	—	12.41	29.00%		66,039	1.15%		(0.50%)		1.16%		93%
Year Ended April 30, 2003	11.91	(0.01)		(2.19)	—		(2.20)	—	(0.09)	(0.09)	9.62	(18.46%)		94,472	1.15%		(0.12%	)		(d)	28%
Year Ended April 30, 2002	12.13	0.01		0.69	—		0.70	(0.01)	(0.91)	(0.92)	11.91	6.34%		115,032	1.12%		0.10%			(d)	19%
Class C
Year Ended September 30, 2006	$11.59	(0.17	)(a)	1.05	(g	)	0.88	—	(0.23)	(0.23)	$12.24	7.56%		$2,054	2.10%		(1.40%	)	2.22%		23%
Year Ended September 30, 2005	11.53	(0.11)		1.75	(g	)	1.64	—	(1.58)	(1.58)	11.59	14.91%		370	2.09%		(1.53%	)	2.28%		22%
Period Ended September 30, 2004 (e)	12.16	(0.05)		(0.58)	(g	)	(0.63)	—	—	—	11.53	(5.18%	)(b)	13	2.02%	(c)	(1.65%	)(c)	2.12%	(c)	15%
Period Ended April 30, 2004 (f)	12.51	—		(0.35)	—		(0.35)	—	—	—	12.16	(2.80%	)(b)	3	1.28%	(c)	(1.01%	)(c)	(d	)	93%
Class R
Year Ended September 30, 2006	$11.67	(0.12	)(a)	1.07	(g	)	0.95	—	(0.23)	(0.23)	$12.39	8.12%		$10	1.60%		(0.95%	)	1.73%		23%
Year Ended September 30, 2005	11.55	(0.30)		2.00	(g	)	1.70	—	(1.58)	(1.58)	11.67	15.47%		32	1.57%		(1.04%	)	1.76%		22%
Period Ended September 30, 2004 (e)	12.17	(0.01)		(0.61)	(g	)	(0.62)	—	—	—	11.55	(5.09%	)(b)	72	1.52%	(c)	(1.20%	)(c)	1.78%	(c)	15%
Period Ended April 30, 2004 (f)	12.51	—		(0.34)	—		(0.34)	—	—	—	12.17	(2.72%	)(b)	3	0.79%	(c)	(0.56%	)(c)	(d	)	93%
Class S
Year Ended September 30, 2006	$12.03	(0.05	)(a)	1.11	(g	)	1.06	—	(0.23)	(0.23)	$12.86	8.79%		$1,870	1.10%		(0.41%	)	1.23%		23%
Year Ended September 30, 2005	11.81	(0.02)		1.82	(g	)	1.80	—	(1.58)	(1.58)	12.03	16.02%		1,515	1.08%		(0.52%	)	1.27%		22%
Period Ended September 30, 2004 (e)	12.41	(0.01)		(0.59)	(g	)	(0.60)	—	—	—	11.81	(4.83%	)(b)	225	1.03%	(c)	(0.71%	)(c)	1.15%	(c)	15%
Period Ended April 30, 2004 (f)	12.76	—		(0.35)	—		(0.35)	—	—	—	12.41	(2.74%	)(b)	4	0.25%	(c)	(0.06%	)(c)	(d	)	93%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from May 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.
(g)	Less than $0.01 or $(0.01) per share.

51

Financial Highlights

Tamarack SMID Cap Growth Fund

		Investment Activities						Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2006	$13.51	(0.14	)(a)	0.68	(g	)	0.54	—	(3.66)	(3.66)	$10.39	4.12%		$5,728	1.68%		(1.28%	)	3.07%		23%
Year Ended September 30, 2005	13.78	(0.19)		2.11	(g	)	1.92	—	(2.19)	(2.19)	13.51	14.56%		7,476	1.68%		(1.34%	)	2.80%		23%
Period Ended September 30, 2004 (e)	13.19	(0.07)		0.66	(g	)	0.59	—	—	—	13.78	4.47%	(b)	8,140	1.68%	(c)	(1.28%	) (c)	2.76%	(c)	11%
Year Ended April 30, 2004	10.11	(0.15)		3.23	—		3.08	—	—	—	13.19	30.46%		7,488	1.81%		(1.52%	)	2.06%		40%
Year Ended April 30, 2003	12.32	(0.12)		(2.09)	—		(2.21)	—	—	—	10.11	(17.94%	)	4,359	1.70%		(1.12%	)	1.95%		120%
Year Ended April 30, 2002	11.56	(0.11)		1.04	—		0.93	—	(0.17)	(0.17)	12.32	8.17%		6,069	1.61%		(0.99%	)	1.86%		31%
Class I
Year Ended September 30, 2006	$13.81	(0.12	)(a)	0.70	(g	)	0.58	—	(3.66)	(3.66)	$10.73	4.36%		$4,604	1.43%		(1.03%	)	2.58%		23%
Year Ended September 30, 2005	14.01	(0.21)		2.20	(g	)	1.99	—	(2.19)	(2.19)	13.81	14.85%		4,363	1.43%		(1.10%	)	2.26%		23%
Period Ended September 30, 2004 (e)	13.40	(0.08)		0.69	(g	)	0.61	—	—	—	14.01	4.55%	(b)	9,952	1.43%	(c)	(1.04%	)(c)	2.13%	(c)	11%
Year Ended April 30, 2004	10.25	(0.17)		3.32	—		3.15	—	—	—	13.40	30.73%		14,094	1.55%		(1.23%	)		(d)	40%
Year Ended April 30, 2003	12.45	(0.09)		(2.11)	—		(2.20)	—	—	—	10.25	(17.67%	)	16,621	1.45%		(0.87%	)		(d)	120%
Year Ended April 30, 2002	11.66	(0.07)		1.03	—		0.96	—	(0.17)	(0.17)	12.45	8.36%		19,113	1.36%		(0.72%	)		(d)	31%
Class C
Year Ended September 30, 2006	$13.34	(0.22	)(a)	0.67	(g	)	0.45	—	(3.66)	(3.66)	$10.13	3.41%		$41	2.43%		(2.04%	)	3.59%		23%
Year Ended September 30, 2005	13.74	(1.00)		2.79	(g	)	1.79	—	(2.19)	(2.19)	13.34	13.55%		54	2.43%		(2.11%	)	3.26%		23%
Period Ended September 30, 2004 (e)	13.19	(0.09)		0.64	(g	)	0.55	—	—	—	13.74	4.17%	(b)	214	2.43%	(c)	(2.01%	) (c)	3.39%	(c)	11%
Period Ended April 30, 2004 (f)	13.63	(0.02)		(0.42)	—		(0.44)	—	—	—	13.19	(3.23%	) (b)	3	2.49%	(c)	(5.27%	)(c)		(d)	40%
Class R
Year Ended September 30, 2006	$13.44	(0.17	)(a)	0.68	(g	)	0.51	—	(3.66)	(3.66)	$10.29	3.86%		$28	1.93%		(1.50%	)	3.09%		23%
Year Ended September 30, 2005	13.76	(0.17)		2.04	(g	)	1.87	—	(2.19)	(2.19)	13.44	14.18%		70	1.93%		(1.60%	)	2.89%		23%
Period Ended September 30, 2004 (e)	13.19	(0.02)		0.59	(g	)	0.57	—	—	—	13.76	4.32%	(b)	22	1.93%	(c)	(1.48%	) (c)	3.22%	(c)	11%
Period Ended April 30, 2004 (f)	13.63	(0.02)		(0.42)	—		(0.44)	—	—	—	13.19	(3.23%	) (b)	5	1.94%	(c)	(5.14%	) (c)		(d)	40%
Class S
Year Ended September 30, 2006	$13.80	(0.12	)(a)	0.70	(g	)	0.58	—	(3.66)	(3.66)	$10.72	4.37%		$316	1.43%		(1.02%	)	2.58%		23%
Year Ended September 30, 2005	14.01	(0.08)		2.06	(g	)	1.98	—	(2.19)	(2.19)	13.80	14.77%		156	1.43%		(1.07%	)	2.45%		23%
Period Ended September 30, 2004 (e)	13.40	(0.02)		0.63	(g	)	0.61	—	—	—	14.01	4.55%	(b)	21	1.42%	(c)	(0.94%	) (c)	3.19%	(c)	11%
Period Ended April 30, 2004 (f)	13.84	(0.02)		(0.42)	—		(0.44)	—	—	—	13.40	(3.18%	) (b)	3	1.47%	(c)	(4.34%	) (c)		(d)	40%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from May 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.
(g)	Less than $0.01 or $(0.01) per share.

52

Financial Highlights

Tamarack Enterprise Fund

		Investment Activities						Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2006	$26.46	(0.04	)(a)	1.80	(i	)	1.76	—	(3.10)	(3.10)	$25.12	7.72%		$17,586	1.33%		(0.17%	)	1.77%		27%
Year Ended September 30, 2005	23.81	(0.06)		3.66	(i	)	3.60	—	(0.95)	(0.95)	26.46	15.34%		12,856	1.33%		(0.29%	)	1.88%		33%
Period Ended September 30, 2004 (e)	23.89	(0.02)		(0.06)	(i	)	(0.08)	—	—	—	23.81	(0.33%	) (b)	3,359	1.33%	(c)	(0.35%	) (c)	1.73%	(c)	7%
Period Ended June 30, 2004 (f)	24.01	—		(0.12)	—		(0.12)	—	—	—	23.89	(0.50%	) (b)	1,872	1.33%	(c)	(0.07%	) (c)	1.72%	(c)	28%
Class I
Year Ended September 30, 2006	$26.57	0.02	(a)	1.82	(i	)	1.84	—	(3.10)	(3.10)	$25.31	8.02%		$34,478	1.08%		0.08%		1.27%		27%
Year Ended September 30, 2005	23.85	(0.02)		3.69	(i	)	3.67	—	(0.95)	(0.95)	26.57	15.61%		29,554	1.08%		(0.08%	)	1.36%		33%
Period Ended September 30, 2004 (g)	23.85	—		—	(i	)	—	—	—	—	23.85	0.00%	(b)	26,707	0.00%	(c)	0.00%	(c)	0.00%	(c)	7%
Class C
Year Ended September 30, 2006	$26.17	(0.21	)(a)	1.76	(i	)	1.55	—	(3.10)	(3.10)	$24.62	6.93%		$2,366	2.08%		(0.86%	)	2.26%		27%
Year Ended September 30, 2005	23.74	(0.15)		3.53	(i	)	3.38	—	(0.95)	(0.95)	26.17	14.43%		801	2.08%		(1.01%	)	2.39%		33%
Period Ended September 30, 2004 (e)	23.85	(0.04)		(0.07)	(i	)	(0.11)	—	—	—	23.74	(0.46%	) (b)	75	2.08%	(c)	(1.09%	) (c)	2.25%	(c)	7%
Period Ended June 30, 2004 (f)	24.01	(0.01)		(0.15)	—		(0.16)	—	—	—	23.85	(0.67%	) (b)	23	2.07%	(c)	(0.67%	) (c)	2.22%	(c)	28%
Class R
Year Ended September 30, 2006	$26.35	(0.11	)(a)	1.81	(i	)	1.70	—	(3.10)	(3.10)	$24.95	7.50%		$52	1.58%		(0.44%	)	1.77%		27%
Year Ended September 30, 2005	23.78	(0.12)		3.64	(i	)	3.52	—	(0.95)	(0.95)	26.35	15.01%		59	1.58%		(0.54%	)	1.88%		33%
Period Ended September 30, 2004 (e)	23.87	(0.02)		(0.07)	(i	)	(0.09)	—	—	—	23.78	(0.38%	) (b)	6	1.57%	(c)	(0.61%	) (c)	1.77%	(c)	7%
Period Ended June 30, 2004 (f)	24.01	(0.02)		(0.12)	—		(0.14)	—	—	—	23.87	(0.58%	) (b)	3	1.54%	(c)	(0.38%	) (c)	1.61%	(c)	28%
Class S
Year Ended September 30, 2006	$26.56	0.02	(a)	1.82	(i	)	1.84	—	(3.10)	(3.10)	$25.30	8.02%		$304,960	1.08%		0.06%		1.27%		27%
Year Ended September 30, 2005	23.85	(0.02)		3.68	(i	)	3.66	—	(0.95)	(0.95)	26.56	15.57%		327,641	1.08%		(0.08%	)	1.36%		33%
Period Ended September 30, 2004 (e)	23.91	(0.01)		(0.05)	(i	)	(0.06)	—	—	—	23.85	(0.21%	) (b)	345,451	1.08%	(c)	(0.12%	) (c)	1.21%	(c)	7%
Year Ended June 30, 2004 (h)	17.66	(0.02)		6.27	—		6.25	—	—	—	23.91	35.35%		365,930	1.08%		(0.09%	)	1.22%		28%
Year Ended June 30, 2003	17.98	0.04		(0.31)	—		(0.27)	(0.03)	(0.02)	(0.05)	17.66	(1.48%	)	208,651	1.08%		0.21%		1.14%		13%
Year Ended June 30, 2002	15.24	0.02		3.08	—		3.10	(0.05)	(0.31)	(0.36)	17.98	20.82%		370,351	1.08%		0.04%			(d)	93%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from July 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g)	For the period from September 30, 2004 (commencement of operations) to September 30, 2004.
(h)	The existing class of shares was designated Class S shares as of April 19, 2004.
(i)	Less than $0.01 or $(0.01) per share.

53

Financial Highlights

Tamarack Small Cap Core Fund

		Investment Activities						Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2006	$32.96	(0.15	)(a)	4.03	(h	)	3.88	—	(5.10)	(5.10)	$31.74	13.85%		$2,382	1.55%		(0.49%	)	2.15%		35%
Year Ended September 30, 2005	32.59	(0.24)		3.10	(h	)	2.86	—	(2.49)	(2.49)	32.96	8.67%		2,793	1.55%		(0.77%	)	2.13%		33%
Period Ended September 30, 2004 (e)	32.69	(0.05)		(0.05)	(h	)	(0.10)	—	—	—	32.59	(0.31%	) (b)	1,771	1.55%	(c)	(0.80%	) (c)	1.94%	(c)	8%
Period Ended June 30, 2004 (f)	32.36	(0.03)		0.36	—		0.33	—	—	—	32.69	1.02%	(b)	882	1.54%	(c)	(1.08%	) (c)	2.64%	(c)	33%
Class C
Year Ended September 30, 2006	$32.59	(0.38	)(a)	3.97	(h	)	3.59	—	(5.10)	(5.10)	$31.08	13.01%		$366	2.30%		(1.24%	)	2.65%		35%
Year Ended September 30, 2005	32.47	(0.24)		2.85	(h	)	2.61	—	(2.49)	(2.49)	32.59	7.89%		473	2.30%		(1.47%	)	2.64%		33%
Period Ended September 30, 2004 (e)	32.63	(0.12)		(0.04)	(h	)	(0.16)	—	—	—	32.47	(0.49%	) (b)	196	2.30%	(c)	(1.58%	) (c)	2.52%	(c)	8%
Period Ended June 30, 2004 (f)	32.36	(0.06)		0.33	—		0.27	—	—	—	32.63	0.83%	(b)	202	2.30%	(c)	(1.88%	) (c)	3.18%	(c)	33%
Class R
Year Ended September 30, 2006	$32.81	(0.23	)(a)	4.02	(h	)	3.79	—	(5.10)	(5.10)	$31.50	13.61%		$15	1.80%		(0.73%	)	2.15%		35%
Year Ended September 30, 2005	32.54	(0.28)		3.04	(h	)	2.76	—	(2.49)	(2.49)	32.81	8.36%		18	1.80%		(1.01%	)	2.15%		33%
Period Ended September 30, 2004 (e)	32.66	(0.08)		(0.04)	(h	)	(0.12)	—	—	—	32.54	(0.37%	) (b)	3	1.76%	(c)	(1.05%	) (c)	1.95%	(c)	8%
Period Ended June 30, 2004 (f)	32.36	(0.06)		0.36	—		0.30	—	—	—	32.66	0.93%	(b)	3	1.82%	(c)	(0.98%	) (c)	2.38%	(c)	33%
Class S
Year Ended September 30, 2006	$33.06	(0.07	)(a)	4.06	(h	)	3.99	—	(5.10)	(5.10)	$31.95	14.18%		$64,750	1.30%		(0.22%	)	1.65%		35%
Year Ended September 30, 2005	32.62	(0.19)		3.12	(h	)	2.93	—	(2.49)	(2.49)	33.06	8.89%		68,071	1.30%		(0.53%	)	1.63%		33%
Period Ended September 30, 2004 (e)	32.70	(0.05)		(0.03)	(h	)	(0.08)	—	—	—	32.62	(0.24%	) (b)	74,165	1.30%	(c)	(0.57%	) (c)	1.53%	(c)	8%
Year Ended June 30, 2004 (g)	23.78	(0.14)		9.06	—		8.92	—	—	—	32.70	37.57%		76,036	1.30%		(0.48%	)	1.54%		33%
Year Ended June 30, 2003	25.62	(0.04)		(1.29)	—		(1.33)	—	(0.51)	(0.51)	23.78	(5.22%	)	53,261	1.30%		(0.18%	)	1.38%		25%
Year Ended June 30, 2002	26.19	(0.03)		0.73	—		0.70	(0.01)	(1.26)	(1.27)	25.62	2.91%		61,420	1.30%		(0.14%	)		(d)	37%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from July 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g)	The existing class of shares was designated Class S shares as of April 19, 2004.
(h)	Less than $0.01 or $(0.01) per share.

54

Financial Highlights

Tamarack Value Fund

		Investment Activities						Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Return of Capital	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2006	$45.66	0.41	(a)	3.10	(h	)	3.51	(0.51)	—	(7.05)	(7.56)	$41.61	8.84%		$565	1.31%		0.98%		1.73%		38%
Year Ended September 30, 2005	45.01	0.43		4.53	(h	)	4.96	(0.41)	—	(3.90)	(4.31)	45.66	11.12%		2,136	1.28%		1.16%		1.77%		35%
Period Ended September 30, 2004 (e)	44.18	(0.01)		0.84	(h	)	0.83	—	—	—	—	45.01	1.88%	(b)	717	1.21%	(c)	1.08%	(c)	1.65%	(c)	5%
Period Ended June 30, 2004 (f)	44.16	0.08		(0.06)	—		0.02	—	—	—	—	44.18	0.05%	(b)	295	1.21%	(c)	1.43%	(c)	1.72%	(c)	14%
Class C
Year Ended September 30, 2006	$45.22	0.13	(a)	3.04	(h	)	3.17	(0.21)	—	(7.05)	(7.26)	$41.13	8.04%		$23	2.05%		0.32%		2.21%		38%
Year Ended September 30, 2005	44.85	0.02		4.58	(h	)	4.60	(0.33)	—	(3.90)	(4.23)	45.22	10.29%		27	2.02%		0.43%		2.26%		35%
Period Ended September 30, 2004 (e)	44.11		(h)	0.74	(h	)	0.74	—	—	—	—	44.85	1.68%	(b)	5	1.96%	(c)	0.21%	(c)	2.17%	(c)	5%
Period Ended June 30, 2004 (f)	44.16	0.04		(0.09)	—		(0.05)	—	—	—	—	44.11	(0.11%	) (b)	5	1.97%	(c)	0.57%	(c)	2.20%	(c)	14%
Class R
Year Ended September 30, 2006	$45.59	0.35	(a)	3.05	(h	)	3.40	(0.38)	—	(7.05)	(7.43)	$41.56	8.56%		$4	1.53%		0.85%		1.68%		38%
Year Ended September 30, 2005	44.95	0.44		4.40	(h	)	4.84	(0.30)	—	(3.90)	(4.20)	45.59	10.85%		4	1.52%		0.99%		1.77%		35%
Period Ended September 30, 2004 (e)	44.16	0.08		0.71	(h	)	0.79	—	—	—	—	44.95	1.79%	(b)	3	1.44%	(c)	0.74%	(c)	1.65%	(c)	5%
Period Ended June 30, 2004 (f)	44.16	0.09		(0.09)	—		—	—	—	—	—	44.16	0.00%	(b)	3	1.45%	(c)	1.08%	(c)	1.72%	(c)	14%
Class S
Year Ended September 30, 2006	$45.78	0.55	(a)	3.07	(h	)	3.62	(0.61)	—	(7.05)	(7.66)	$41.74	9.10%		$291,662	1.05%		1.33%		1.22%		38%
Year Ended September 30, 2005	45.05	0.74		4.35	(h	)	5.09	(0.46)	—	(3.90)	(4.36)	45.78	11.42%		366,952	1.01%		1.52%		1.25%		35%
Period Ended September 30, 2004 (e)	44.20	0.14		0.71	(h	)	0.85	—	—	—	—	45.05	1.92%	(b)	379,023	0.96%	(c)	1.22%	(c)	1.15%	(c)	5%
Year Ended June 30, 2004 (g)	37.98	0.56		6.47	—		7.03	(0.41)	—	(0.40)	(0.81)	44.20	18.60%		386,932	0.96%		1.30%		1.14%		14%
Year Ended June 30, 2003	42.85	0.45		(4.88)	—		(4.43)	(0.44)	—	—	(0.44)	37.98	(10.26%	)	373,781	0.96%		1.24%		0.99%		78%
Year Ended June 30, 2002	45.43	0.44		(1.87)	—		(1.43)	(0.07)	(0.41)	(0.67)	(1.15)	42.85	(3.02%	)	436,487	0.96%		1.02%			(d)	25%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from July 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g)	The existing class of shares was designated Class S shares as of April 19, 2004.
(h)	Less than $0.01 or $(0.01) per share.

55

Financial Highlights

Tamarack Microcap Value Fund

		Investment Activities						Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2006	$21.52	0.00	(a)	2.53	(h	)	2.53	(0.04)	(1.84)	(1.88)	$22.17	12.67%		$29,186	1.33%		0.01%		1.74%		20%
Year Ended September 30, 2005	18.83	0.07		3.57	(h	)	3.64	(0.15)	(0.80)	(0.95)	21.52	19.62%		10,328	1.33%		(0.04%	)	1.73%		8%
Period Ended September 30, 2004 (e)	19.12	(0.01)		(0.28)	(h	)	(0.29)	—	—	—	18.83	(1.52%	) (b)	1,522	1.28%	(c)	0.04%	(c)	1.63%	(c)	3%
Period Ended June 30, 2004 (f)	19.04	—		0.08	—		0.08	—	—	—	19.12	0.42%	(b)	405	1.26%	(c)	0.00%	(c)	1.91%	(c)	11%
Class C
Year Ended September 30, 2006	$21.33	(0.16	)(a)	2.51	(h	)	2.35	—	(1.84)	(1.84)	$21.84	11.86%		$2,073	2.08%		(0.73%	)	2.25%		20%
Year Ended September 30, 2005	18.77	(0.08)		3.54	(h	)	3.46	(0.10)	(0.80)	(0.90)	21.33	18.72%		506	2.08%		(0.77%	)	2.22%		8%
Period Ended September 30, 2004 (e)	19.09	(0.02)		(0.30)	(h	)	(0.32)	—	—	—	18.77	(1.68%	) (b)	167	2.03%	(c)	(0.70%	) (c)	2.06%	(c)	3%
Period Ended June 30, 2004 (f)	19.04	(0.02)		0.07	—		0.05	—	—	—	19.09	0.26%	(b)	4	2.03%	(c)	(0.62%	) (c)	2.22%	(c)	11%
Class R
Year Ended September 30, 2006	$21.47	(0.06	)(a)	2.54	(h	)	2.48	—	(1.84)	(1.84)	$22.11	12.42%		$164	1.59%		(0.27%	)	1.73%		20%
Year Ended September 30, 2005	18.81	(0.03)		3.60	(h	)	3.57	(0.11)	(0.80)	(0.91)	21.47	19.27%		143	1.57%		(0.27%	)	1.72%		8%
Period Ended September 30, 2004 (e)	19.11	(0.01)		(0.29)	(h	)	(0.30)	—	—	—	18.81	(1.57%	) (b)	94	1.53%	(c)	(0.29%	) (c)	1.67%	(c)	3%
Period Ended June 30, 2004 (f)	19.04	—		0.07	—		0.07	—	—	—	19.11	0.37%	(b)	104	1.49%	(c)	0.15%	(c)	2.17%	(c)	11%
Class S
Year Ended September 30, 2006	$21.59	0.05	(a)	2.55	(h	)	2.60	(0.08)	(1.84)	(1.92)	$22.27	12.97%		$261,594	1.09%		0.24%		1.23%		20%
Year Ended September 30, 2005	18.86	0.04		3.65	(h	)	3.69	(0.16)	(0.80)	(0.96)	21.59	19.89%		232,912	1.07%		0.23%		1.22%		8%
Period Ended September 30, 2004 (e)	19.14	0.01		(0.29)	(h	)	(0.28)	—	—	—	18.86	(1.46%	) (b)	218,871	1.03%	(c)	0.22%	(c)	1.16%	(c)	3%
Year Ended June 30, 2004 (g)	13.60	0.05		5.60	—		5.65	(0.05)	(0.06)	(0.11)	19.14	41.63%		234,956	1.03%		0.31%		1.20%		11%
Year Ended June 30, 2003	14.60	0.05		(0.72)	—		(0.67)	(0.04)	(0.29)	(0.33)	13.60	(4.55%	)	92,202	1.03%		0.36%		1.08%		17%
Year Ended June 30, 2002	13.23	0.03		1.58	—		1.61	(0.02)	(0.22)	(0.24)	14.60	12.44%		96,312	1.03%		0.26%			(d)	34%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from July 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g)	The existing class of shares was designated Class S shares as of April 19, 2004.
(h)	Less than $0.01 or $(0.01) per share.

56

Privacy Policy

Tamarack Funds
Notice of Privacy Policy & Practices

The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:
	•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
	•	Account History, including information about the transactions and balances in a customer’s accounts; and
	•	Correspondence, written, telephonic or electronic between a customer and the Tamarack Funds or service providers to the Tamarack Funds.

Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the Tamarack Funds under one or more of these circumstances:
	•	As Authorized — if you request or authorize the disclosure of the information.
•	As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

	•	Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the Tamarack Funds:
	•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the Tamarack Funds;
	•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Tamarack Funds;
	•	to maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.
Delegation	The Tamarack Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

57

For more information about the Funds, the following documents are available free upon request:

Annual/Semi - annual Reports (Reports):

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The Equity Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:
Tamarack Funds P.O. BOX 219757 Kansas City, MO 64121-9757 Telephone: 1-800-422-2766
You may also visit the Funds’ website at www.voyageur.net for a free copy of a Funds’ prospectus, SAI, annual or semi-annual report.

Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.

Tamarack Funds
c/o BFDS
PO Box 219757
Kansas City, MO 64121-9757

PRSRT STD U.S. POSTAGE PAID PERMIT NO. 2891 KANSAS CITY MO

TAM EQ PROSP 1/07

FIXED INCOME FUNDS PROSPECTUS January 2 9 , 2007 Class A, Class C, Class I, Class R, and Class S Quality Fixed Income Fund Tax-Free Income Fund*

Investment Advisor:
Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402 - 1240

Questions?
Call 1-800-422-2766 or your investment representative.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

*  The Tax-Free Income Fund does not offer Class I shares.

Risk/Return Summary and Fund Expenses

This prospectus describes the F ixed I ncome F unds (the “Funds” or each a “Fund”) offered by the Tamarack Funds Trust . Carefully review this important section, which summarizes each Fund’s investments, risks, past performance, and fees.	1-6	Investment Objectives, Principal Investment Strategies, Principal Risks and Performance Information
• 1 Quality Fixed Income Fund
• 4 Tax-Free Income Fund
	7	Fees and Expenses

Additional Information

	9	Investing for Temporary Defensive Purposes
	9	Risk Profile of Mutual Funds
	9	Overview of Principal Risks of the Funds
Fund Management

Review this section for details on the people and organizations who oversee the Funds. The Funds are managed by Voyageur Asset Management Inc. (“Voyageur” or the “Advisor”).	10	Investment Advisor
	10	Portfolio Managers
	11	Other Service Providers

Shareholder Information

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	12	Pricing of Fund Shares
	14	Purchasing and Adding to Your Shares
	19	Selling Your Shares
	22	Exchanging Your Shares
	24	Additional Shareholder Services
	25	Market Timing and Excessive Trading
	26	Disclosure of Portfolio Holdings
	27	Distribution Arrangements/Sales Charges
	30	Distribution and Service (12b-1) Fees
	31	Dividends, Distributions and Taxes
	32	Organizational Structure
Financial Highlights

33
Privacy Policy

36
Back Cover

Where to Learn More About the Funds

Risk/Return Summary and Fund Expenses

Quality Fixed Income Fund

Investment Objectives.    Current income and capital appreciation.

Principal Investment Strategies.    The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or by its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. (“Investment grade” refers to the four highest rating categories of a nationally recognized statistical rating organization (“Rating Agency”).) At least 70% of the Fund’s total assets will be invested in fixed income securities rated at the time of purchase in one of the three highest categories by a Rating Agency (or unrated securities determined to be comparable in quality). The Fund primarily focuses on maximizing current income. However, the Fund also may purchase fixed income securities that the Advisor believes have potential for capital appreciation in an attempt to achieve a high level of total return. Up to 20% of the Fund’s total assets may be invested in high-yield obligations and/or obligations of emerging market countries. The Fund may also, but is not required to, and when it is consistent with the Fund’s investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, to manage the Fund’s duration, or to enhance returns. The Fund’s Advisor pursues the Fund’s investment objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Advisor constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. The Fund expects to maintain a dollar-weighted average portfolio maturity between five and fifteen years. The Advisor diversifies the Fund’s holdings among sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.

Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund’s shares.

In selecting individual securities, the Advisor considers various factors, including outlook for the economy and anticipated changes in interest rates and inflation, securities that appear to be inexpensive relative to other comparable securities, and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security.

The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so. In addition, the Fund’s portfolio turnover may exceed 100%. A high rate of portfolio turnover generally increases brokerage and other expenses, which are borne by the Fund and its shareholders and may adversely affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which are taxable when distributed to shareholders.

A full discussion of all permissible investments can be found in the Fixed Income Funds’ Statement of Additional Information (“SAI”).

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Risk/Return Summary and Fund Expenses

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest Rate Risk.    All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund’s bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

Credit Risk.    Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond’s credit rating is downgraded, the Fund could lose money. The Fund may also invest up to 20% of its total assets in obligations rated below investment grade. Securities rated Ba or BB or lower by Moody’s Investor s Service (“Moody’s”) or Standard & Poor’s (“S&P”), respectively, often referred to as “junk bonds,” are considered to be speculative with respect to the issuer’s capacity to pay interest and repay principal.

Foreign Investment Risk.    The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. These risks may be particularly great in securities of emerging market countries and may also include risks of (a) nationalization, (b) prohibitions on repatriation of assets, (c) less protection of property rights, (d) non-diversified economies that are particularly vulnerable to changes in global trading patterns, and (e) extreme and volatile debt burdens and inflation rates.

Market Risk.    Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

Selection Risk.    Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

Prepayment and Extension Risk.    When interest rates decline, the Fund’s investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the security’s maturity date. Such prepayments are common when interest rates decline. When such prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result the value of such securities may decline.

Call Risk.    Call risk is the chance that during periods of falling interest rates, a bond issuer will “call” — or repay — a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

Hedging Risk.    The Fund’s hedging activities, although they are designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effect may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

High Portfolio Turnover.    A high portfolio turnover rate generally involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

Derivatives Transactions Risk.    In addition to the risks listed above, such as interest rate, market or credit risk, derivates may be subject to other risks. These include the risk that the investment may be difficult to purchase or sell (liquidity risk) and the risk that the other party in the transaction will not fulfill their contractual obligations (counterparty risk). There is also the risk that changes in the value of the derivative may not correlate perfectly with the underlying interest rate or index and the risk that the derivative may not be properly valued.

2

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in Quality Fixed Income Fund by showing performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers U.S. Aggregate Bond Index in the table below is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage backed securities. This index reflects no deduction for fees, expenses or taxes. The returns for Class C, R, I, and S shares may differ from the Class A shares’ returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Performance Bar Chart1
Year-by-Year Total Returns as of 12/31/06 for Class A Shares
(Results in the bar chart assume reinvestment of dividends and distributions, do not reflect taxes and do not include a sales charge. If a sales charge were included, results would be lower.)

Best quarter:	Q4	2000	4.71%
Worst quarter:	Q2	2004	(2.59)%

Performance Table

Unlike the Bar Chart above, the investment results in the table below show returns after tax and assume maximum sales charges, based on rules mandated by the Securities and Exchange Commission . After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

Average Annual Total Returns (for the period ending December 31, 2006)[1]
	Past Year		Past 5 Years	Since Inception ( 5/11/99 )	Since Inception[4] (4/19/2004)
Class A Before Taxes[2]	(0.25	) %	3.19%	4.15%	1.86%
Class A After Taxes on Distributions[2]	(1.77	) %	1.48%	2.21%	N/A
Class A After Taxes on Distributions and Sale of Shares[2]	(0.19	) %	1.75%	2.38%	N/A
Class C Before Taxes[3]	1.89%		N/A	N/A	2.59%
Class I Before Taxes	3.87%		4.26%	4.93%	N/A
Class R Before Taxes[3]	3.25%		N/A	N/A	3.06%
Class S Before Taxes[3]	3.76%		N/A	N/A	3.58%
Lehman Brothers U.S. Aggregate Bond Index	4.33%		5.06%	5.79%	3.86%
1	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Quality Income Fund, the predecessor to Tamarack Quality Fixed Income Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.
2	Reflects 3.75% sales charge.
3	Classes C, R and S commenced operations on April 19, 2004.
4	The inception date in this column reflects the date the Tamarack Funds commenced operations.

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Risk/Return Summary and Fund Expenses

Tax-Free Income Fund

Investment Objective.    Providing the highest level of regular income exempt from federal income tax consistent with stated quality and maturity standards.

Principal Investment Strategies.    The Fund intends to offer shares the income from which is substantially exempt from federal income tax. The Fund invests, under normal circumstances, at least 80% of its net assets , plus any borrowings for investment purposes, in municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities, the interest on which is, in the opinion of the issuer’s bond counsel, exempt from federal income tax and any alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. The Fund will invest principally in intermediate-term municipal securities. The Fund will have an expected weighted average maturity between five and twelve years. The Fund’s investments, at the time of purchase, also will meet the following standards:

•	The Fund will invest in securities that at the time of purchase are rated investment grade or, if non-rated, are deemed by the Advisor to be of investment grade quality.
•	The Fund’s investments in short-term municipal obligations and notes will be (1) backed by the full faith and credit of the United States; or (2) rated MIG-1, MIG-2 or MIG-3 by Moody’s; or (3) rated SP-1, SP-2 or SP-3 by Standard & Poor’s®; or (4) rated F1, F2 or F3 by Fitch, or (5) if unrated short-term, the issuer’s long-term bond rating must be at least A as determined by Moody’s, Standard & Poor’s® or Fitch.
•	The Fund may invest in cash or short-term money market obligations (including taxable money market obligations on a temporary basis) that are rated in the top two categories (Prime-1 or Prime-2 by Moody’s, A-1 or A-2 by Standard & Poor’s® or F1 or F2 by Fitch).

The Fund normally invests for the long term, consistent with its strategy as described above, but the Fund may sell a security at any time that the Advisor considers it to be an unfavorable investment or in order to make adjustments in the Fund’s portfolio characteristics. The Fund may also, but is not required to, and when it is consistent with the Fund’s investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns.

A full discussion of all permissible investments for the Fund can be found in the Fixed Income Funds’ SAI .

4

Risk/Return Summary and Fund Expenses

Principal Risks

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee the Fund will meet its goal. It is possible to lose money by investing in the Fund.

Interest Rate Risk.    All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund’s bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

Credit Risk.    Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or issuer, the higher the level of credit risk.

Market Risk.    Market risk means that the bond market in general fluctuates, which may affect the performance of any individual fixed income security.

Selection Risk.    Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

Call Risk.    Call risk is the chance that during periods of falling interest rates, a bond issuer will “call” — or repay — a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

Derivatives Transactions Risk.    In addition to the risks listed above, such as interest rate, market or credit risk, derivates may be subject to other risks. These include the risk that the investment may be difficult to purchase or sell (liquidity risk) and the risk that the other party in the transaction will not fulfill their contractual obligations (counterparty risk). There is also the risk that changes in the value of the derivative may not correlate perfectly with the underlying interest rate or index and the risk that the derivative may not be properly valued.

5

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in Tax-Free Income Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers Municipal 3-15 Year Blend Index is an unmanaged index that includes investment grade, tax-exempt fixed-rate bonds with maturities between two and seventeen years. The index reflects no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares’ returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Performance Bar Chart1
Year-by-Year Total Returns as of 12/31/06 for Class S Shares
(Results in the bar chart assume reinvestment of dividends and distributions and do not reflect taxes.)

Best quarter:	Q3	2002	5.03%
Worst quarter:	Q2	2004	(3.27)%

Performance Table

Unlike the Bar Chart above, the investment results in the table below are based on rules mandated by the Securities and Exchange Commission, which require showing returns after tax and assuming maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.

Average Annual Total Returns (for the period ending December 31, 2006)[1]
	Past Year		Past 5 Years	Past 10 Years	Since Inception (4/ 19/2004)
Class S Before Taxes	3.29%		4.33%	4.64%	N/A
Class S After Taxes on Distributions	2.81%		4.06%	4.45%	N/A
Class S After Taxes on Distributions and Sale of Shares	4.03%		4.22%	4.53%	N/A
Class A Before Taxes[2,3]	(0.69	) %	N/A	N/A	1.13%
Class C Before Taxes[3]	1.33%		N/A	N/A	1.82%
Class R Before Taxes[3]	2.76%		N/A	N/A	2.30%
Lehman Brothers Municipal 3-15 Year Blend Index	4.18%		4.96%	5.39%	6.03%
1	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of D.L. Babson Tax-Free Income Fund, the predecessor to Tamarack Tax-Free Income Fund. The bar chart and table assume reinvestment of dividends and distributions.
2	Reflects 3.75% sales charge.
3	Classes A, C and R commenced operations on April 19, 2004.

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Risk/Return Summary and Fund Expenses

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fixed Income Funds. The term “offering price” includes the front-end sales load.

Quality Fixed Income Fund

	Class A		Class C		Class I		Class R		Class S

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75	% [1]	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00	% [2]	1.00	% [3]	None		None		None
Redemption Fee[4]	2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.60%		0.60%		0.60%		0.60%		0.60%
Distribution (12b-1) fees[5]	0.50%		1.00%		None		0.50%		None
Other expenses[6]	0.79%		0.79%		0.79%		0.79%		0.79%

Total Annual Fund Operating Expenses[6]	1.89%		2.39%		1.39%		1.89%		1.39%

Fee waiver/expense reimbursement[7]	(0.96	) %	(0.71	) %	(0.71	) %	(0.71	) %	(0.71	) %

Net annual fund operating expenses	0.93%		1.68%		0.68%		1.18%		0.68%

Tax-Free Income Fund

	Class A		Class C		Class R		Class S

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75	% [1]	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00	% [2]	1.00	% [3]	None		None
Redemption Fee[4]	2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.85%		0.85%		0.85%		0.85%
Distribution (12b-1) fees[5]	0.50%		1.00%		0.50%		None
Other expenses[6]	1.10%		1.10%		1.10%		1.10%

Total Annual Fund Operating Expenses[6]	2.45%		2.95%		2.45%		1.95%

Fee waiver/expense reimbursement[7]	(1.46	) %	(1.21	) %	(1.21	) %	(1.21)%

Net annual fund operating expenses	0.99%		1.74%		1.24%		0.74%

1	Sales charges decline for purchases of $100,000 or more. See “Distribution Arrangements/Sales Charges — Front-End Sales Charges,” below. This sales charge will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate and (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization.
2	A 1.00% contingent deferred sales charge (“CDSC”) is imposed on redemptions of Class A shares made within 12 months of a purchase of $1,000,000 or more on which no initial sales charge was paid. See “Distribution Arrangements/Sales Charges — Contingent Deferred Sales Charges” below.
3	A 1.00% CDSC is imposed on redemptions of Class C shares made within 12 months of purchase. See “Distribution Arrangements/Sales Charges — Contingent Deferred Sales Charges” below.

7

Risk/Return Summary and Fund Expenses

4	A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser’s asset allocation program (not at the direction of the investment adviser’s client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See “Shareholder Information/Market Timing and Excessive Trading — Redemption Fee,” below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.
5	Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by the NASD.
6	Based on estimated expenses for the current fiscal year.
7	The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of Quality Fixed Income Fund and Tax-Free Income Fund to the levels listed above under Net Annual Fund Operating Expenses. For Class A shares, the amount of the Net Annual Fund Operating Expenses reflects a contractual waiver of 12b-1 fees of 0.25%. These expense limitation agreements are in place until January 31, 200 8 . The Advisor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

Example:    These Examples are intended to help you compare the cost of investing in the Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume:

•	a $10,000 investment
•	5% annual return and reinvestment of dividends and distributions
•	redemption at the end of each period
•	the Fund’s operating expense levels remain the same from year to year

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Quality Fixed Income Fund

	Class A	Class C	Class I	Class R	Class S

One Year After Purchase	$466	$271	$69	$120	$69
Three Years After Purchase	$857	$678	$370	$525	$370
Five Years After Purchase	$1,2 72	$1,211	$693	$9 55	$693
Ten Years After Purchase	$2,428	$2,6 72	$1,607	$2, 154	$1,607
One Year After Purchase*	$466	$171	$69	$120	$69
(*assume you retain and do not redeem your shares at end of period)

Tax-Free Income Fund

	Class A	Class C	Class R	Class S

One Year After Purchase	$472	$2 77	$126	$76
Three Years After Purchase	$975	$799	$648	$495
Five Years After Purchase	$1,504	$1, 446	$1,196	$940
Ten Years After Purchase	$2,950	$3, 185	$2,694	$2,177
One Year After Purchase*	$472	$177	$126	$76
(*assume you retain and do not redeem your shares at end of period)

8

Additional Information

Investing for Temporary Defensive Purposes

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. If a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.

Risk Profile of Mutual Funds

FUND TYPE Stock Funds Bond Funds Municipal Funds	ASSET CLASS Small Company Stocks International Stocks Mid-Sized Company Stocks Large Company Stocks Corporate Bonds Municipal Bonds Government Bonds

Overview of Principal Risks of the Funds

	Market Risk	Selection Risk	Interest Rate Risk	Credit Risk	Prepayment and Extension Risk	Call Risk	Hedging Risk	High Portfolio Turnover	Foreign Investment Risk

Quality Fixed Income Fund	X	X	X	X	X	X	X	X	X
Tax-Free Income Fund	X	X	X	X		X

More information on these and other risks can be found in the “Principal Risks” sections under each Fund summary in this prospectus and in the Fixed Income Funds’ SAI.

9

Fund Management

Investment Advisor

The Funds are advised by Voyageur Asset Management Inc. (the “Advisor” or “Voyageur”) . Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 69 ,000 people who serve more than 14 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur’s charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of September 30 , 2006, Voyageur’s investment team managed approximately $2 9 .0 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the fiscal year ending September 30, 2006 as follows:

Quality Fixed Income Fund	0.60%[1]

Tax-Free Income Fund	0.85	% [1]

1	The Advisor has contractually agreed to waive or limit fees through January 31, 200 8 in order to maintain net annual fund operating expenses as set forth under “Fees and Expenses.”

Information regarding the factors considered by the Board of Trustees of the Funds in connection with the most recent approval of the Investment Advisory Agreement will be in the Funds’ Semi- Annual Report for the period ended March 31, 2007 .

Portfolio Managers

Voyageur is responsible for the overall management of each Fund’s portfolio. Voyageur employs a team approach to the management of each of the Fixed Income Funds, with no individual team member being responsible solely for investment decisions. The team members are jointly and primarily responsible for security analysis, industry recommendations, cash positions, purchase and sell decision making processes and general daily oversight of the Funds’ portfolios. Unless otherwise specified below, each individual has been a Tamarack Funds’ portfolio manager since inception of the Funds in April 2004. The members of Voyageur’s fixed income funds team are:

•	James A. Norungolo, CFA, Vice President, Credit Team Lead, Senior Portfolio Manager. James Norungolo leads Voyageur’s Credit Team which is responsible for conducting our investment process in cash management, high grade and high yield debt, and municipal bonds. In addition, he acts as primary portfolio manager for the Quality Fixed Income Fund. James joined Voyageur in 1993 and has held several critical roles within the organization including credit/equity analyst, structured product analyst, trading and portfolio administration. Prior to joining Voyageur, James worked for Westport Bank & Trust, NationsBank and Sovran Capital Management. James began his career in the investment industry in 1987. He received a BA from the University of Virginia. James is a CFA charterholder and member of the CFA Society of Minnesota.
•	Raye C. Kanzenbach, CFA, Senior Managing Director, Senior Portfolio Manager. Raye Kanzenbach is an active member of the Credit Team and the portfolio manager for the Tax-Free Income Fund. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at Voyageur starting in 1991, Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the

10

Fund Management

investment industry in 1973 and joined Voyageur in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota.
•	Todd Brux, CFA, Vice President, Structured Product Team Lead, Senior Portfolio Manager. Todd Brux leads Voyageur’s Structured Product Team which focuses on opportunities in mortgage-backed and asset-backed securities. Prior to his current role, Todd led the firm’s Portfolio Analytics Team. Prior to joining Voyageur and becoming a portfolio manager in 2004, Todd was head trader at GMAC RFC and a senior investment analyst at Galliard Capital Management. Todd has been in the investment industry since 1994. He received a BA in Economics from the University of Wisconsin-Madison. Todd is a CFA charterholder and member of the CFA Society of Minnesota.
•	Steven P. Eldredge, CFA, Managing Director, Client Portfolio Management Team Lead, Senior Portfolio Manager. Steven Eldredge leads the Client Portfolio Management Team which is responsible for assisting clients in developing portfolio objectives and keeping them informed about Voyageur’s fixed income strategies and outlook. Prior to his current role, Steve led the firm’s Portfolio Solutions Team. He has an extensive background in both taxable and tax-exempt fixed income securities. Prior to joining Voyageur in 1995, Steve was chief operating officer for the ABT Mutual Fund family. Steve began his career in the investment industry in 1978. He received a BS in Finance from the University of Central Florida. Steve is a CFA charterholder and member of the CFA Society of Minnesota.
•	John M. Huber, CFA, Senior Managing Director, Chief Investment Officer - Fixed Income. John Huber directs Voyageur’s fixed income group and is the Chief Investment Officer, Fixed Income products for the Tamarack Funds. John joined Voyageur and became a portfolio manager in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Fixed Income Funds’ SAI.

Other Service Providers

Administrator.     Voyageur provides administrative services to the Funds.

Distributor.    Tamarack Distributors Inc. (“Distributor”), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is the distributor of the Funds’ shares. The firm is a member of the National Association of Securities Dealers, Inc., and (like Voyageur) is a wholly-owned subsidiary of RBC Dain Rauscher Corp.

Sub -Administrator and Fund Accounting Agent.    BISYS Fund Services Ohio, Inc. (“BISYS”) , located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub -administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS also acts as the fund accountant for each of the Funds.

Dividend Paying Agent and Transfer Agent.    Boston Financial Data Services, Inc. (“BFDS”) , a Massachusetts corporation having its principal place of business at 330 West 9th Street, Kansas City, Missouri 64105, is the dividend paying agent and transfer agent for the Funds.

Custodian.    The Funds’ custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, 733 Marquette Avenue South , Minneapolis, MN 55479. Wells Fargo Bank, N.A. also acts as the securities lending agent to the Quality Fixed Income Fund.

11

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The per share net asset value (“NAV”) of each class of shares of the Fund is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of the class.

NAV of Class = Total Assets of Class – Liabilities Number of Shares of Class Outstanding

1. NAV is calculated separately for each class of shares.
2. You can find many Funds’ NAV daily in The Wall Street Journal and in other newspapers or they are available at www.voyageur.net or by calling 1-800-422-2766.

The per share NAV for each class of each Fund is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange (“ NYSE ”), or at 4:00 p.m. Eastern time, whichever is earlier, on days the NYSE is open or on days the primary trading markets for the Funds’ portfolio instruments are open .

Your order for purchase, sale or exchange of shares is generally priced at the next NAV calculated after your order is received in good order by the Fund’s transfer agent on any day that the NYSE is open for business. For example: If you place a purchase order to buy shares of a Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.

Generally, you may purchase , redeem , or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE. Even if the NYSE is closed, the Funds may accept purchase , redemption , and exchange orders on those days when the primary trading markets for the Funds’ portfolio instruments are open, and the Funds’ management believes there is an adequate market to meet purchase , redemption , and exchange requests.

The Funds’ securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued at fair value pursuant to procedures approved by the Board of Trustees. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.

12

Shareholder Information

Fair Valuation

On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, “fair valuation” methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the NYSE ; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. The Funds’ pricing agent is responsible for monitoring market fluctuations to determine if certain triggers are reached that necessitate the use of fair valuation methodologies. These methodologies are intended to ensure that each Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the NYSE , when a Fund’s NAV is typically calculated.

13

Shareholder Information

Purchasing and Adding to Your Shares

You may purchase shares of the Funds through the Funds’ Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.1 For retirement plan s having at least $6,000,000 in plan assets, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Minimum Initial Investment
Account Type	Amount
Regular	$1,000
IRA and Uniform Transfer/Gifts to Minors Accounts	$250
By exchange[2] from another Tamarack Fund into a regular account	$1,000
By exchange[2] from another Tamarack Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$100
Class I: Regular Institutions or Individuals	$250,000
Class I: Through qualified retirement benefit plan (minimum plan assets of $6,000,000)	$0
Minimum Additional Investment
Investment Type	Amount
By telephone or mail	$100
By wire	$1,000
By Internet (see instructions for purchasing and adding to your shares)	$100
By exchange[2] from another Tamarack Fund into a regular account	$1,000
By exchange[2] from another Tamarack Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$50
1	Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its agent, BFDS . These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization, even if the organization does not transmit the order to the Fund in a timely manner.)
2	The following Tamarack Funds are eligible for exchanges: the Tamarack Fixed Income Funds listed in this prospectus; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Value Fund and Microcap Value Fund); and Tamarack Prime Money Market Fund.

Additional Policies a bout Transactions

The Funds cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in U.S. dollars. Neither third-party checks, starter checks nor credit card convenience checks are accepted.

14

Shareholder Information

A Fund may waive its minimum purchase requirement. The Distributor will reject an order at its sole discretion if the order is not accompanied by payment or the Distributor determines the rejection of the order to be in the best interest of a Fund and its shareholders.

Telephone Purchase, Exchange and Redemption Privileges.    Shareholders who open accounts with the Tamarack Funds are automatically granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds’ representative may request personal identification and may tape record the call.

Class R Eligibility.    Class R shares are available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds. These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.

Class I Eligibility.    Class I shares are available in the Quality Fixed Income Fund and are offered to institutions or individuals with a $250,000 minimum requirement for initial investment or benefit plans having minimum plan assets of $6,000,000 with no minimum requirement for initial investment for participants of these qualified retirement plans.

Class S Eligibility.     Class S Shares are available to investors purchasing shares directly through the Fund or its agent, BFDS .

IRA and Keogh Account Maintenance Fees.    A $10 annual maintenance fee is charged on all IRA accounts. Multiple IRA accounts associated with a single Social Security number are charged only one $10 fee. A $15 annual maintenance fee is charged on all Keogh accounts. Multiple Keogh accounts associated with a single Social Security number are charged only one $15 fee. If an annual maintenance fee has not yet been charged for the current year when the last IRA or Keogh account associated with a particular Social Security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.

Corporations, Trusts and Other Entities.    Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U.S. Citizens and Resident Aliens.    Shares of the Tamarack Funds may only be offered in the United States to United States citizens and United States resident aliens having a Social Security Number or Individual Tax Identification Number. This prospectus should not be considered a solicitation or offering of fund shares outside of the United States.

Anti-Money Laundering Procedures.    Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your Social Security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

Avoid Backup Tax Withholding

By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security Number or Taxpayer Identification Number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.

15

Shareholder Information

Instructions f or Opening a n Account

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

By Mail	Initial Purchases and All Correspondence Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2.  Make check, bank draft or money order payable to “Tamarack Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.
3. Mail or courier application and payment to the applicable address above.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided for the purchase of Class S shares .

By Wire	UMB Bank, n.a. Kansas City, Missouri ABA #101000695 For ______Fund AC = 9870326213 Please provide: Your account number and account name	Call 1-800-422-2766 to obtain an account number, instructions for sending your account application to the Funds, and instructions for your bank to wire your investment. After confirming that the Funds have received your application, contact your bank to wire your investment (you must include the Funds’ banking instructions and your account number).

By Exchange from Another Tamarack Fund	1-800-422-2766 or www.voyageur.net (Class S exchanges only)	If you already have an account with us and your account is authorized for telephone exchanges (or on-line exchanges for Class S shares), you may open an account in an eligible Tamarack Fund by exchanging shares from another Tamarack Fund. The eligible Funds are: the Tamarack Fixed Income Funds listed in this prospectus; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, S MID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Value Fund, and Microcap Value Fund); and Tamarack Prime Money Market Fund. The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

Questions? Call 1-800-422-2766 or your investment representative.

16

Shareholder Information

Instructions for Purchasing and Adding to Your Shares

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

By Telephone	1-800-422-2766	You may make additional investments ($100 minimum) by telephone. After the Funds receive and accept your request, the Funds will deduct from your checking account the cost of the shares. Availability of this service is subject to approval by the Funds and the participating banks.

By Mail	Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
        •   Account name and account number
        •   Fund name
        •   Share class
2.  Make check, bank draft or money order payable to “Tamarack Funds” and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
3. Mail or courier stub and payment to the applicable address above.

By Wire	UMB Bank, n.a. Kansas City, Missouri ABA #101000695 For ______Fund AC = 9870326213 Please provide: Your account number and account name	Wire share purchases ($1,000 minimum) should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to UMB Bank.

By Exchange from Another Tamarack Fund	Please refer to the information under “Exchanging Your Shares” below.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided for the purchase of Class S shares . There is a $100 minimum for additional investments through the website.

Automatic Monthly Investment	You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.

Questions? Call 1-800-422-2766 or your investment representative.

17

Shareholder Information

You can also add to your account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Monthly Investments

Automatic Monthly Investments are processed through an automated clearing house (“ACH”) whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.

Directed Dividend Option

By selecting the appropriate box in the account application, you can elect to receive your distributions (capital gains and dividends) in cash, (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible Tamarack Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

Dividends and Distributions

Dividends and distributions of less than $10 will be automatically reinvested. Dividends and distributions of $10 or more will also be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes.”)

18

Shareholder Information

Selling Your Shares

You may withdraw from your account at any time in the following amounts:

•	any amount up to $50,000 for redemptions requested by mail without a Medallion signature guarantee*
•	any amount for redemptions requested by mail with a Medallion signature guarantee
•	any amount up to $50,000 for Fund website redemptions (Class S shares only)
•	$1,000 or more for redemptions wired to a bank or similar account ($10 fee)**
•	$50 or more for redemptions by a systematic redemption plan (there may be a fee)
•	$1,000 or more for exchanges to another eligible Tamarack Fund
•	$100 or more for redemptions by automatic monthly exchange to another eligible Tamarack Fund
•	$100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)
•	up to $50,000 by telephone (for authorized accounts)
*	A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.
**	A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.

Please refer to “Additional Policies on Selling Shares (Redemptions)” below.

Shares redeemed within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares so redeemed.    (See “Market Timing and Excessive Trading — Redemption Fee” below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

19

Shareholder Information

Instructions for Selling Shares (Redemptions)

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone	1-800-422-2766	You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Funds will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Signature Guarantees” below for information on when a Medallion signature guarantee is required.
2. Mail or courier the letter to the applicable address above.

By Wire	Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before 4:00 Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See “Signature Guarantees” below for information on when a Medallion signature guarantee is required.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided. Provided you have previously registered, you may withdraw up to $50,000 through the website.
This option is only available to Class S Shareholders .

Systematic Redemption Plan	You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply.

Questions? Call 1-800-422-2766 or your investment representative.

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Shareholder Information

Additional Policies on Selling Shares (Redemptions)

We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Signature Guarantees

You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:

•	A redemption check sent to a different payee, bank or address than we have on file;
•	A redemption check mailed to an account address that has been changed within the last 30 days;
•	A redemption for $50,000 or more in writing; or
•	A change in account registration or redemption instructions.

Redemption Fee

A 2.00% redemption fee generally is imposed on redemptions and exchanges within 30 days of purchase. See “Market Timing and Excessive Trading — Redemption Fee” below.

Redemption in Kind

Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for regular shareholder accounts and $ 250,000 for Class I shareholder accounts. For retirement plan s having at least $6,000,000 in plan assets, there is no minimum requirement for initial investment in the Funds. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

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Shareholder Information

Exchanging Your Shares

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing Tamarack Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the Tamarack Funds, you may exchange shares between eligible Tamarack Funds. The eligible Funds are: the Tamarack Fixed Income Funds in this prospectus; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, S MID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Value Fund and Microcap Value Fund); and Tamarack Prime Money Market Fund.

By Telephone	1-800-422-2766	You may make exchanges from one identically registered Tamarack Fund account into another eligible Tamarack Fund account, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the Tamarack Fund from which the amount is being sold, and the name of the Tamarack Fund into which the amount is being purchased.
2. Mail or courier the letter to the applicable address above.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided. All Class S account owners are automatically granted Internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Tamarack Funds.
This option is not available to other shareholders.

Monthly Exchanges	You may authorize monthly exchanges ($100 minimum) from one eligible Tamarack Fund into another eligible Tamarack Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Questions? Call 1-800-422-2766 or your investment representative.

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Shareholder Information

Additional Policies on Exchanges

Shares exchanged within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares so exchanged. The Funds also reserve the right to limit exchanges. (See “Market Timing and Excessive Trading” below.)

With the exception of exchanges to or from the Tamarack Prime Money Market Fund (whose shares are offered through another prospectus), the Share Class must be the same in the two Funds involved in the exchange. You must meet the minimum investment requirement of the Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

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Shareholder Information

Additional Shareholder Services

The following services are also available to shareholders. Please call 1-800-422-2766 for more information.

•	Uniform Transfers/Gifts to Minors Accounts
•	Transfer on Death (“TOD”) Accounts
•	Accounts for corporations, partnerships and retirement plans
•	Coverdell Education Savings Accounts
•	Traditional IRA accounts
•	Roth IRA accounts
•	Simplified Employee Pensions (“SEPs”)

Telephone/Internet Services

During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. (Holders of Class S shares may also access the Funds’ web site, www.voyageur.net .) The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or Fund web site instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

Shareholder Mailings

To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

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Shareholder Information

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

Redemption Fee.    A 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds (other than the Tamarack Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed on: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans) and (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser’s asset allocation program (not at the direction of the investment adviser’s client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the “first in, first out” method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.

Restriction and Rejection of Purchase or Exchange Orders.    The Tamarack Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The Tamarack Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between Tamarack Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Tamarack Funds’ policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Tamarack Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may invest in numerous fund families with differing market timing policies, the Tamarack Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Tamarack Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the Tamarack Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate the exchange privilege without prior notice.

Risks Presented by Excessive Trading Practices.    Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange

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Shareholder Information

and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as municipal bonds or obligations rated below investment grade, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. Because these securities may trade infrequently, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Fixed Income Funds’ SAI.

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Shareholder Information

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges. The Class I and S shares of Quality Fixed Income Fund have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A, C and R shares .

	Class A	Class C*	Class R
Sales Charge (Load)	Maximum sales charge of 3.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.	No front-end sales charge; CDSC of 1.00% for redemptions within 12 months of purchase.	No sales charge.

Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to 0.50% of the Fund’s assets. (The Distributor has contractually agreed to limit Class A 12b-1 Fees to 0.25% for the Funds until at least January 31, 200 8 .)	1.00%	0.50%

Fund Expenses	Lower annual expenses than Class C shares.	Higher annual expenses than Class A and R shares.	Lower annual expenses than Class C shares.

Class I and S
Sales Charge (Load)	None

Distribution and Service (12b-1) Fee	None

Fund Expenses	Lower annual expenses than Class A, C and R shares.

*	Purchases of $500,000 or more of Class C shares are not permitted.

The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of share is more appropriate for you.

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Shareholder Information

Front-End Sales Charges

Front-end sales charges are imposed on sales of Class A shares of all Funds at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares” below). These sales charges will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate and (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization . The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. There is no sales charge on reinvested dividends and distributions. The Fixed Income Funds’ SAI includes amounts paid as commissions to financial intermediaries.

	Sales Charges as a Percentage o f
For Purchases Up To:	Offering Price	Net Amount Invested
Less than $100,000	3.75%	3.90%
$100,000 – $249,999.99	3.50%	3.63%
$250,000 – $499,999.99	2.50%	2.56%
$500,000 – $749,999.99	2.00%	2.04%
$750,000 – $999,999.99	1.50%	1.52%
$1,000,000 and over	0.00%*	0.00%
*	1.00% CDSC is imposed on redemptions within one year of purchase. See “Contingent Deferred Sales Charge” below.

Reducing the Initial Sales Charge on Purchases of Class A Shares

Combining Accounts of Family Members.    You may combine accounts in Tamarack Funds Class A shares in order to qualify for a reduced sales charge (load). This does not include accounts in the Tamarack money market funds. The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

•	Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)
•	Single-participant retirement plan accounts owned by you or your immediate family
•	Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

Letter of Intent.    You may also reduce your Class A initial sales charge by establishing a letter of intent. A letter of intent allows you to combine all Tamarack Funds Class A shares purchased through a single account (excluding money market funds) that you intend to make over a 13-month period to determine the appropriate sales charge. You must provide this letter of intent to the Tamarack Funds along with your account application. Capital appreciation, reinvested dividends and capital gains do not apply when calculating the total combined purchases during the 13-month period. Please be aware that a portion of your account may be held in escrow to cover the additional sales charge that may be due if your total investment in your account does not qualify for the anticipated sales charge reduction.

Rights of Accumulation.    You may also take into account the current value of your existing holdings in Class A shares of the Tamarack Funds (excluding the money market funds) to determine the appropriate sales charge on subsequent purchases. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.

PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE TAMARACK FUNDS, YOU MUST LET YOUR FINANCIAL ADVISOR KNOW AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT LET YOUR FINANCIAL ADVISOR KNOW THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

You may obtain information free of charge on sales charge reductions and waivers through a link on the Tamarack Funds website, www.voyageur.net , or from your financial advisor.

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Shareholder Information

Contingent Deferred Sales Charges

For Class C shares, a CDSC of 1.00% applies if shares are sold within 12 months of purchase. A 1.00% CDSC is also imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.

Waiving Contingent Deferred Sales Charges (Class A and Class C)

The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

•	Redemptions due to death or disability of the shareholder.
•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.
•	Tax-free returns of excess contributions to IRAs.
•	Permitted exchanges of shares between funds. However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.

The contingent deferred sales charge on Class A and C shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:

•	Redemptions through a systematic withdrawal plan.
•	Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2.

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Shareholder Information

Distribution and Service (12b-1) Fees

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	The 12b-1 fees vary by share class as follows:

–  Class A shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing. The Distributor has contractually agreed to limit Class A 12b-1 fees to 0.25% for the Funds until at least January 31, 200 8 .

–  Class C shares may pay a 12b-1 fee of up to 1.00% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

–  Class R shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

•	The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and the remainder for distribution.

Over time, shareholders will pay more than with other types of sales charges because 12b-1 distribution and service fees are paid out of the Fund’s assets on an on-going basis.

Additional Payments.    The Distributor and/or Advisor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services ; the distribution of the Funds’ shares ; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares) . In addition, certain Intermediaries may receive  fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

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Shareholder Information

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on each Fixed Income Fund are declared daily and paid monthly. Capital gains for all Funds are distributed at least annually.

Dividends paid out of a Fixed Income Fund’s investment company taxable income (which includes interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by a Fixed Income Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.

Dividends paid by the Tax-Free Income Fund from tax-exempt interest income generally are exempt from regular federal income tax.

Because no portion of a Fixed Income Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by a Fixed Income Fund is expected to be eligible for the reduced tax rates applicable to “qualified dividend income” for individual shareholders, or for the dividends received deduction for corporate shareholders.

Fixed Income Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fixed Income Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fixed Income Fund in October, November or December with a record date in such a month and paid by the Fixed Income Fund during January of the following calendar year.

Each year, your Fixed Income Fund will notify you of the tax status of dividends and other distributions.

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize a long-term capital gain or loss if you have held your fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the period during which you held shares.

Fixed Income Fund distributions also may be subject to state, local and foreign taxes. In many states, Fixed Income Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. You should consult your own tax adviser regarding the particular tax consequences of an investment in a Fixed Income Fund.

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Shareholder Information

Organizational Structure

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the Tamarack Fixed Income Funds described in this prospectus were reorganized as series of Tamarack Funds Trust effective April 16, 2004.

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Financial Highlights

The Financial Highlights Table is intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for Quality Fixed Income Fund and Tax-Free Income Fund for the fiscal year ended September 30, 2006 and September 30, 2005, and the periods ended September 30, 2004, June 30, 2004 and April 30, 2004 has been audited by Deloitte & Touche LLP . Their report, along with the Funds’ Financial Statements, is included in the Funds’ Annual Report, which is available at www.voyageur.net or by calling 1-800-422-2766. Information for years ended April 30, 2003 and April 30, 2002 for the Quality Fixed Income Fund was audited by the Fund ’ s previous independent registered public accounting firm. Information for years ended June 30, 2003 and June 30, 2002 for the Tax-Free Income Fund was audited by the Fund’s previous independent registered public accounting firm.

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Financial Highlights

Tamarack Quality Fixed Income Fund

		Investment Activities						Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2006	$9.61	0.41	(a)	(0.13)	(g	)	0.28	(0.39)	—	(0.03)	(0.42)	$9.47	3.04%		$406	0.93%		4.35%		1.89%		65%
Year Ended September 30, 2005	9.77	0.39		(0.15)	(g	)	0.24	(0.40)	—	—	(0.40)	9.61	2.48%		1,188	0.93%		4.02%		1.82%		116%
Period Ended September 30, 2004 (e)	9.65	0.16		0.13	(g	)	0.29	(0.17)	—	—	(0.17)	9.77	2.96%	(b)	1,257	0.93%	(c)	4.07%	(c)	1.64%	(c)	13%
Year Ended April 30, 2004	10.27	0.38		(0.25)	—		0.13	(0.41)	(0.34)	—	(0.75)	9.65	1.39%		1,128	1.42%		3.56%		1.68%		87%
Year Ended April 30, 2003	9.84	0.41		0.47	—		0.88	(0.44)	(0.01)	—	(0.45)	10.27	9.09%		501	1.31%		4.03%		1.56%		79%
Year Ended April 30, 2002	10.06	0.51		(0.15)	—		0.36	(0.52)	(0.06)	—	(0.58)	9.84	3.67%		493	1.22%		5.03%		1.47%		88%
Class I
Year Ended September 30, 2006	$9.62	0.43	(a)	(0.13)	(g	)	0.30	(0.42)	—	(0.02)	(0.44)	$9.48	3.30%		$1,091	0.68%		4.57%		1.39%		65%
Year Ended September 30, 2005	9.77	0.33		(0.06)	(g	)	0.27	(0.42)	—	—	(0.42)	9.62	2.84%		2,511	0.68%		4.32%		1.28%		116%
Period Ended September 30, 2004 (e)	9.65	0.17		0.13	(g	)	0.30	(0.18)	—	—	(0.18)	9.77	3.18%	(b)	18,990	0.68%	(c)	4.39%	(c)	1.09%	(c)	13%
Year Ended April 30, 2004	10.27	0.37		(0.21)	—		0.16	(0.44)	(0.34)	—	(0.78)	9.65	1.54%		30,990	1.18%		3.83%		(d	)	87%
Year Ended April 30, 2003	9.84	0.42		0.48	—		0.90	(0.46)	(0.01)	—	(0.47)	10.27	9.33%		47,658	1.06%		4.30%		(d	)	79%
Year Ended April 30, 2002	10.06	0.54		(0.15)	—		0.39	(0.55)	(0.06)	—	(0.61)	9.84	3.93%		64,912	0.97%		5.34%		(d	)	88%
Class C
Year Ended September 30, 2006	$9.61	0.35	(a)	(0.12)	(g	)	0.23	(0.35)	—	(0.01)	(0.36)	$9.48	2.30%		$3	1.62%		3.68%		2.31%		65%
Year Ended September 30, 2005	9.77	0.32		(0.15)	(g	)	0.17	(0.33)	—	—	(0.33)	9.61	1.79%		3	1.62%		3.33%		2.24%		116%
Period Ended September 30, 2004 (e)	9.65	0.13		0.13	(g	)	0.26	(0.14)	—	—	(0.14)	9.77	2.75%	(b)	3	1.68%	(c)	3.33%	(c)	2.09%	(c)	13%
Period Ended April 30, 2004 (f)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)	9.65	(0.72%	) (b)	3	1.69%	(c)	3.03%	(c)		(d) (c)	87%
Class R
Year Ended September 30, 2006	$9.61	0.39	(a)	(0.13)	(g	)	0.26	(0.39)	—	(0.01)	(0.40)	$9.47	2.87%		$7	1.19%		4.12%		1.96%		65%
Year Ended September 30, 2005	9.77	0.35		(0.13)	(g	)	0.22	(0.38)	—	—	(0.38)	9.61	2.23%		9	1.18%		3.77%		1.81%		116%
Period Ended September 30, 2004 (e)	9.65	0.16		0.12	(g	)	0.28	(0.16)	—	—	(0.16)	9.77	2.96%	(b)	20	1.16%	(c)	2.92%	(c)	1.73%	(c)	13%
Period Ended April 30, 2004 (f)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)	9.65	(0.71%	) (b)	3	1.13%	(c)	3.54%	(c)		(d) (c)	87%
Class S
Year Ended September 30, 2006	$9.61	0.43	(a)	(0.13)	(g	)	0.30	(0.42)	—	(0.02)	(0.44)	$9.47	3.27%		$59,647	0.68%		4.61%		1.39%		65%
Year Ended September 30, 2005	9.77	0.41		(0.15)	(g	)	0.26	(0.42)	—	—	(0.42)	9.61	2.73%		73,246	0.68%		4.28%		1.31%		116%
Period Ended September 30, 2004 (e)	9.65	0.17		0.13	(g	)	0.30	(0.18)	—	—	(0.18)	9.77	3.07%	(b)	89,278	0.68%	(c)	4.34%	(c)	1.13%	(c)	13%
Period Ended April 30, 2004 (f)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)	9.65	(0.58%	) (b)	97,237	0.68%	(c)	4.37%	(c)		(d) (c)	87%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/ voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from May 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.
(g)	Less than $0.01 or $(0.01) per share.

34

Financial Highlights

Tamarack Tax-Free Income Fund

		Investment Activities					Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2006	$8.89	0.30	(0.05)	(g	)	0.25	(0.30)	(0.06)	(0.36)	$8.78	2.91%		$71	1.12%		3.48%		2.41%		45%
Year Ended September 30, 2005	9.31	0.30	(0.18)	(g	)	0.12	(0.30)	(0.24)	(0.54)	8.89	1.27%		171	1.24%		3.29%		2.31%		8%
Period Ended September 30, 2004 (d)	9.05	0.07	0.26	(g	)	0.33	(0.07)	—	(0.07)	9.31	3.71%	(a)	166	1.23%	(b)	3.20%	(b)	1.82%	(b)	2%
Period Ended June 30, 2004 (e)	9.25	0.06	(0.20)	—		(0.14)	(0.06)	—	(0.06)	9.05	(1.50%	)(a)	33	1.24%	(b)	3.39%	(b)	3.00%	(b)	17%
Class C
Year Ended September 30, 2006	$8.89	0.24	(0.06)	(g	)	0.18	(0.24)	(0.06)	(0.30)	$8.77	2.15%		$3	1.81%		2.74%		2.95%		45%
Year Ended September 30, 2005	9.31	0.23	(0.18)	(g	)	0.05	(0.23)	(0.24)	(0.47)	8.89	0.54%		3	1.96%		2.57%		2.67%		8%
Period Ended September 30, 2004 (d)	9.05	0.06	0.26	(g	)	0.32	(0.06)	—	(0.06)	9.31	3.53%	(a)	3	1.99%	(b)	2.54%	(b)	2.45%	(b)	2%
Period Ended June 30, 2004 (e)	9.25	0.05	(0.20)	—		(0.15)	(0.05)	—	(0.05)	9.05	(1.65%	)(a)	3	1.98%	(b)	2.59%	(b)	3.16%	(b)	17%
Class R
Year Ended September 30, 2006	$8.89	0.28	(0.05)	(g	)	0.23	(0.28)	(0.06)	(0.34)	$8.78	2.62%		$3	1.37%		3.20%		2.49%		45%
Year Ended September 30, 2005	9.31	0.27	(0.18)	(g	)	0.09	(0.27)	(0.24)	(0.51)	8.89	1.01%		3	1.52%		3.03%		2.23%		8%
Period Ended September 30, 2004 (d)	9.05	0.07	0.26	(g	)	0.33	(0.07)	—	(0.07)	9.31	3.66%	(a)	3	1.49%	(b)	3.03%	(b)	1.96%	(b)	2%
Period Ended June 30, 2004 (e)	9.25	0.06	(0.20)	—		(0.14)	(0.06)	—	(0.06)	9.05	(1.55%	)(a)	3	1.48%	(b)	3.09%	(b)	2.65%	(b)	17%
Class S
Year Ended September 30, 2006	$8.89	0.33	(0.06)	(g	)	0.27	(0.32)	(0.06)	(0.38)	$8.78	3.17%		$20,262	0.83%		3.74%		1.95%		45%
Year Ended September 30, 2005	9.31	0.32	(0.18)	(g	)	0.14	(0.32)	(0.24)	(0.56)	8.89	1.52%		23,924	0.99%		3.54%		1.81%		8%
Period Ended September 30, 2004 (d)	9.05	0.08	0.26	(g	)	0.34	(0.08)	—	(0.08)	9.31	3.78%	(a)	27,329	0.99%	(b)	3.48%	(b)	1.43%	(b)	2%
Year Ended June 30, 2004 (f)	9.57	0.32	(0.40)	—		(0.08)	(0.32)	(0.12)	(0.44)	9.05	(0.87%	)	28,186	0.99%		3.47%		1.35%		17%
Year Ended June 30, 2003	9.14	0.35	0.44	—		0.79	(0.35)	(0.01)	(0.36)	9.57	8.82%		39,045	0.99%		3.73%		1.04%		15%
Year Ended June 30, 2002	8.96	0.36	0.18	—		0.54	(0.36)	—	(0.36)	9.14	6.12%		36,435	0.99%		3.96%		(c	)	12%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/ voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	Not annualized.
(b)	Annualized.
(c)	There were no waivers or reimbursements during the period.
(d)	For the period from July 1, 2004 to September 30, 2004.
(e)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f)	The existing class of shares was designated Class S shares as of April 19, 2004.
(g)	Less than $0.01 or $(0.01) per share.

35

Privacy Policy

Tamarack Funds
Notice of Privacy Policy & Practices

The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:
	•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
	•	Account History, including information about the transactions and balances in a customer’s accounts; and
	•	Correspondence, written, telephonic or electronic between a customer and the Tamarack Funds or service providers to the Tamarack Funds.

Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the Tamarack Funds under one or more of these circumstances:
	•	As Authorized — if you request or authorize the disclosure of the information.
•	As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

	•	Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the Tamarack Funds:
	•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the Tamarack Funds;
	•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Tamarack Funds;
	•	to maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.
Delegation	The Tamarack Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

36

For more information about the Funds, the following documents are available free upon request:

Annual/Semi - annual Reports (Reports):

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The Fixed Income Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:
Tamarack Funds P.O. BOX 219757 Kansas City, MO 64121-9757 Telephone: 1-800-422-2766
You may also visit the Funds’ website at www.voyageur.net for a free copy of a Fund’s prospectus, SAI, annual or semi-annual report.

Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.

Tamarack Funds
c/o BFDS
PO Box 219757
Kansas City, MO 64121-9757

PRSRT STD U.S. POSTAGE PAID PERMIT NO. 2891 KANSAS CITY MO

TAM FI PROSP 1/07

MONEY MARKET
FUNDS PROSPECTUS

January 2 9 , 200 7

Prime Money Market Fund
U.S. Government Money Market Fund
Tax-Free Money Market Fund
Institutional Prime Money Market Fund
Institutional Tax-Free Money Market Fund

Investment Advisor:
Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402 - 1240

Questions?
Call 1-866-763-3728 or your investment representative.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary and Fund Expenses

This prospectus describes the Money Market Funds ( the “Funds” or each a “Fund” ) offered by the Tamarack Funds Trust. Carefully review this important section, which summarizes each Fund’s investments, risks, past performance, and fees.	1–11	Investment Objectives, Principal Investment Strategies, Principal Risks and Performance Information
• 1 Prime Money Market Fund
• 3 U.S. Government Money Market Fund
• 6 Tax-Free Money Market Fund
• 8 Institutional Prime Money Market Fund
• 10 Institutional Tax-Free Money Market Fund
	12	Fees and Expenses

Fund Management

Review this section for details on the people and organizations who oversee the Funds. The Funds are managed by Voyageur Asset Management Inc. (“Voyageur” or the “Advisor”).	13	Investment Advisor
	13	Portfolio Managers
	14	Other Service Providers

Shareholder Information

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	15	Pricing of Fund Shares
	16	Purchasing and Selling Your Shares
	22	Selling Shares — Prime Money Market Fund
	25	Exchanging Your Shares — Prime Money Market Fund
	26	Additional Shareholder Services
	27	Market Timing and Excessive Trading
	28	Disclosure of Portfolio Holdings
	28	Dividends, Distributions and Taxes
	28	Organizational Structure
Financial Highlights

29
Privacy Policy

35
Back Cover

Where to Learn More About the Funds

Risk/Return Summary and Fund Expenses

Prime Money Market Fund

Investment Objective.    To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

Principal Investment Strategies.    Prime Money Market Fund invests in a variety of high quality money market instruments, including commercial paper, corporate debt obligations, U.S. Government securities, bank securities, certificates of deposit, taxable municipal obligations and repurchase agreements.

Money Market Fund.    The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on SEC rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.

Credit Quality.    The Fund invests only in securities that have received the highest short-term rating from at least two rating organizations such as Standard & Poor’s Corporation or Moody’s Investors Service, Inc. The Fund does not invest in unrated securities.

Maturity.    The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

Diversification.    Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is “guaranteed” by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

A full discussion of all permissible investments can be found in the Money Market Funds’ Statement of Additional Information (“SAI”).

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. By itself, the Fund is not a balanced program. There is no guarantee that the Fund will meet its goal. An investment in the Fund involves the following risks:

Interest rate changes.    As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield will also be low.

An issuer or guarantor of the Fund’s securities defaults.    Any default by the issuer or guarantor of a portfolio investment or downgrade in its credit rating could cause the Fund’s share price or yield to fall.

Investment advisor’s judgment.    The Fund is subject to the risk that Voyageur’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund’s emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

The Fund is not designed to offer capital appreciation.    In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

1

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in the Prime Money Market Fund by showing its performance from year to year and its average annual returns for several prior periods. Both the chart and table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund’s current seven-day yield, call the Fund at 1-866-763-3728.

Performance Bar Chart*
Year-by-Year Total Returns as of 12/31/06

Best quarter:	Q4	2000	1.52%
Worst quarter:	Q2	2004	0.10%

Performance Table

Average Annual Total Returns (for the period ending December 31, 200 6 )*
	Past Year	Past 5 Years	Past 10 Years
Prime Money Market Fund	4.35%	1.84%	3.33%
*	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Great Hall® Prime Money Market Fund, the predecessor to Tamarack Prime Money Market Fund.

2

Risk/Return Summary and Fund Expenses

U.S. Government Money Market Fund

Investment Objective.    To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

Principal Investment Strategies.    U.S. Government Money Market Fund invests only in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements secured by such obligations. In normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, must be invested in U.S. Government securities and in repurchase agreements secured by them. However, Voyageur will attempt to keep substantially all of the Fund’s assets invested in these instruments. The Fund will provide notice to shareholders at least 60 days prior to making a change to its 80% investment policy.

Money Market Fund.    The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on SEC rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.

Credit Quality.    The Fund invests only in securities that have received the highest short-term rating from at least two rating organizations such as Standard & Poor’s Corporation or Moody’s Investors Service, Inc. The Fund does not invest in unrated securities.

Maturity.    The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 60 days or less.

Diversification.    Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is “guaranteed” by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

Government Obligations.    Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Tennessee Valley Authority are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund’s shares.

A full discussion of all permissible investments can be found in the Money Market Funds’ S AI .

3

Risk/Return Summary and Fund Expenses

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. An investment in the Fund involves the following risks:

Interest rate changes.    As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield will also be low.

An issuer or guarantor of the Fund’s securities defaults.    Any default by the issuer or guarantor of a portfolio investment or downgrade in its credit rating could cause the Fund’s share price or yield to fall.

Investment advisor’s judgment.    The Fund is subject to the risk that Voyageur’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund’s emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

The Fund is not designed to offer capital appreciation.    In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

4

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in the U.S. Government Money Market Fund by showing its performance from year to year and its average annual returns for several prior periods. Both the chart and table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund’s current seven-day yield, call the Fund at 1-866-763-3728.

Performance Bar Chart*
Year-by-Year Total Returns as of 12/31/06

Best quarter:	Q4	2000	1.51%
Worst quarter:	Q2	2004	0.09%

Performance Table

Average Annual Total Returns (for the period ending December 31, 200 6 )*
	Past Year	Past 5 Years	Past 10 Years
U.S. Government Money Market Fund	4.22%	1.78%	3.25%
*	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Great Hall® U.S. Government Money Market Fund, the predecessor to Tamarack U.S. Government Money Market Fund.

5

Risk/Return Summary and Fund Expenses

Tax-Free Money Market Fund

Investment Objective.    To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

Principal Investment Strategies.    Tax-Free Money Market Fund invests in high quality debt obligations that pay interest that is exempt from federal income taxes. In normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, must be invested in tax-exempt securities. The Fund may also invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. However, the Fund normally will invest substantially all of its assets in tax-exempt securities. For purposes of the Fund’s 80% investment policy, securities that generate income subject to the alternative minimum tax are not treated as “tax-exempt.”

Money Market Fund.    The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on SEC rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.

Credit Quality.    The Fund invests only in securities that have received the highest short-term rating from at least one rating organization such as Standard & Poor’s Corporation or Moody’s Investors Service, Inc. The Fund does not invest in unrated securities.

Maturity.    The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

Diversification.    Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is “guaranteed” by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

A full discussion of all permissible investments can be found in the Money Market Funds’ S AI .

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. An investment in the Fund involves the following risks:

Interest rate changes.    As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield will also be low.

An issuer or guarantor of the Fund’s securities defaults.    Any default by the issuer or guarantor of a portfolio investment or downgrade in its credit rating could cause the Fund’s share price or yield to fall.

Investment advisor’s judgment.    The Fund is subject to the risk that Voyageur’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund’s emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

The Fund is not designed to offer capital appreciation.    In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

6

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in the Tax-Free Money Market Fund by showing its performance from year to year and its average annual returns for several prior periods. Both the chart and table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund’s current seven-day yield, call the Fund at 1-866-763-3728.

Performance Bar Chart*
Year-by-Year Total Returns as of 12/31/06

Best Quarter:	Q4	2000	0.92%
Worst quarter:	Q3	2003	0.07%

Performance Table

Average Annual Total Returns (for the period ending December 31, 200 6 )*
	Past Year	Past 5 Years	Past 10 Years
Tax-Free Money Market Fund	2.71%	1.26%	2.05%
*	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Great Hall® Tax-Free Money Market Fund, the predecessor to Tamarack Tax-Free Money Market Fund.

7

Risk/Return Summary and Fund Expenses

Institutional Prime Money Market Fund

Investment Objective.    To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

Principal Investment Strategies.    Institutional Prime Money Market Fund invests in a variety of high quality money market instruments, including commercial paper, corporate debt obligations, U.S. Government securities, bank securities, certificates of deposit , taxable municipal obligations and repurchase agreements.

Money Market Fund.    The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on SEC rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.

Credit Quality.    Institutional Prime Money Market Fund invests only in securities that have received the highest short-term rating from at least two rating organizations such as Standard & Poor’s Corporation or Moody’s Investors Service, Inc. The Fund does not invest in unrated securities.

Maturity.    The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

Diversification.    Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is “guaranteed” by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

A full discussion of all permissible investments can be found in the Money Market Funds’ S AI.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. An investment in the Fund involves the following risks:

Interest rate changes.    As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield will also be low.

An issuer or guarantor of the Fund’s securities defaults.    Any default by the issuer or guarantor of a portfolio investment or downgrade in its credit rating could cause the Fund’s share price or yield to fall.

Investment advisor’s judgment.    The Fund is subject to the risk that Voyageur’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund’s emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

The Fund is not designed to offer capital appreciation.    In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

8

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in the Institutional Prime Money Market Fund by showing its performance from year to year and its average annual returns for several prior periods. Both the chart and table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund’s current seven-day yield, call the Fund at 1-866-763-3728.

Performance Bar Chart*
Year-by-Year Total Returns as of 12/31/06

Best quarter:	Q4	2000	1.59%
Worst quarter:	Q2	2004	0.21%

Performance Table

Average Annual Total Returns (for the period ending December 31, 200 6 )*
	Past Year	Past 5 Years	Since Inception (August 11, 1997)
Institutional Prime Money Market Fund	4.88%	2.30%	3.61%
*	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Great Hall® Institutional Prime Money Market Fund, the predecessor to Tamarack Institutional Prime Money Market Fund.

9

Risk/Return Summary and Fund Expenses

Institutional Tax-Free Money Market Fund

Investment Objective.    To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

Principal Investment Strategies.    Institutional Tax-Free Money Market Fund invests in high quality debt obligations that pay interest that is exempt from federal income taxes. In normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, must be invested in tax-exempt securities. The Fund may also invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. However, the Fund normally will invest substantially all of its assets in tax-exempt securities. For purposes of the Fund’s 80% investment policy, securities that generate income subject to the alternative minimum tax are not treated as “tax-exempt.”

Money Market Fund.    The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on SEC rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.

Credit Quality.    The Fund invests only in securities that have received the highest short-term rating from at least one rating organization, such as Standard & Poor’s Corporation or Moody’s Investors Service, Inc. The Fund does not invest in unrated securities.

Maturity.    The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

Diversification.    Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is “guaranteed” by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

A full discussion of all permissible investments can be found in the Money Market Funds’ S AI .

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. An investment in the Fund involves the following risks:

Interest rate changes.    As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield will also be low.

An issuer or guarantor of the Fund’s securities defaults.    Any default by the issuer or guarantor of a portfolio investment or downgrade in its credit rating could cause the Fund’s share price or yield to fall.

Investment advisor’s judgment.    The Fund is subject to the risk that Voyageur’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund’s emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

The Fund is not designed to offer capital appreciation.    In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

10

Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and table provide an indication of the risks of an investment in the Institutional Tax-Free Money Market Fund by showing its performance from year to year and its average annual returns for several prior periods. Both the chart and table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund’s current seven-day yield, call the Fund at 1-866-763-3728.

Performance Bar Chart* Year-by-Year Total Returns as of 12/31/06

Best quarter:	Q4	2000	0.98%
Worst quarter:	Q3	2003	0.15%

Performance Table

Average Annual Total Returns (for the period ending December 31, 200 6 )*
	Past Year	Past 5 Years	Since Inception (Sept. 23, 1998)
Institutional Tax-Free Money Market Fund	3.14%	1.60%	2.19%
*	The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Great Hall® Institutional Tax-Free Money Market Fund, the predecessor to Tamarack Institutional Tax-Free Money Market Fund.

11

Risk/Return Summary and Fund Expenses

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund.

	Prime Money Market Fund[1]	U.S. Government Money Market Fund[1]	Tax-Free Money Market Fund[1]	Institutional Prime Money Market Fund[1]	Institutional Tax-Free Money Market Fund[1]

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None	None
Annual Fund Operating Expenses (expenses deducted from fund assets)
Management fee	0.42%	0.38%	0.50%	0.25%	0.25%
Distribution and servicing fee (12b-1)	None	None	None	None	None
Other expenses[2]	0.50%	0. 40%	0. 35%	0.03%	0.05%
Total Annual Fund Operating Expenses[2]	0.92%	0. 78%	0. 85%	0.28%	0.30%
Contractual fee waiver/expense reimbursement	(0.12)%	—	(0. 15)%	—	—
Net annual fund operating expenses	0.80%	0. 78%	0.70%	0.28%	0.30%
1	Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund to 0.80% , 0.78% and 0.70% , respectively. This expense limitation agreement is in place until January 31, 200 8 . Voyageur may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.
2	Based on estimated expenses for current fiscal year.

Example:    This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the Fund for the period shown
•	Your investment has a 5% return each year
•	You reinvest all distributions and dividends
•	The Fund’s operating expense levels remain the same from year to year
	Number of years you own your shares
	1 Year	3 Years	5 Years	10 Years

Prime Money Market Fund	$82	$281	$498	$1,120
U.S. Government Money Market Fund	$80	$249	$433	$966
Tax-Free Money Market Fund	$72	$256	$457	$1, 035
Institutional Prime Money Market Fund	$29	$90	$157	$356
Institutional Tax-Free Money Market Fund	$31	$97	$169	$381

12

Fund Management

Investment Advisor

The Funds are advised by Voyageur Asset Management Inc. (the “Advisor” or “Voyageur”) . Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 6 9 ,000 people who serve more than 1 4 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission (“SEC”) as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur’s charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of September 30, 2006 , Voyageur’s investment team managed approximately $2 9.0 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For those advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the fiscal year ended September 30, 200 6 as follows:

Prime Money Market Fund	0.42%[1,2]

U.S. Government Money Market Fund	0.38	% [1,3]

Tax-Free Money Market Fund	0.50%[1]

Institutional Prime Money Market Fund	0.25%

Institutional Tax-Free Money Market Fund	0.25%

1	The Advisor has contractually agreed to waive or limit fees through January 31, 2008 in order to maintain net annual fund operating expenses as set forth under “Fees and Expenses.”
2	Pursuant to the Investment Advisory Agreement, the Prime Money Market Fund pays a contractual fee as follows: 0.55% of the Fund’s average net assets of up to $700 million, 0.50% of the next $500 million; 0.45% of the next $800 million; and 0.40% of net assets over $2 billion.
3	Pursuant to the Investment Advisory Agreement, the U.S. Government Money Market Fund pays a contractual fee as follows: 0.50% of the Fund’s average net assets of up to $100 million, 0.40% of the next $200 million; and 0.35% of net assets over $300 million.

Information regarding the factors considered by the Board of Trustees of the Funds in connection with the most recent approval of the Investment Advisory Agreement will be provided in the Funds’ Semi- Annual Report for the period ended March 31, 2007 .

Portfolio Managers

Voyageur is responsible for the overall management of each Fund’s portfolio. Voyageur employs for each Fund a team approach to the management of the Fund with no individual team member being responsible solely for investment decisions. The team members as set forth below are jointly and primarily responsible for security analysis, industry recommendations, cash positions, purchase and sell decision making process and general daily oversight of each Fund’s portfolio. Each member of the portfolio management team has access to Voyageur’s investment research and other money management resources. Unless otherwise specified below, each individual has been a Tamarack Funds’ portfolio manager since inception of the Funds in April 2004.

•	John M. Huber, CFA, Senior Managing Director, Chief Investment Officer - Fixed Income. John Huber directs Voyageur’s fixed income group and is the Chief Investment Officer, Fixed Income products for the Tamarack Funds. John joined Voyageur and became a portfolio manager in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

13

Fund Management

•	Raye C. Kanzenbach, CFA, Senior Managing Director, Senior Portfolio Manager. Raye Kanzenbach is an active member of the Credit Team and the portfolio manager for the Tamarack Tax-Free Money Market Funds. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at Voyageur starting in 1991, Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and joined Voyageur in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota.
•	Scott Cabalka, Vice President, Senior Portfolio Manager. Scott Cabalka is a member of the Credit Team and oversees trading and portfolio management for the taxable and tax-sensitive portfolios of the Tamarack Money Market Funds. Prior to joining Voyageur in 1993, Scott was an account executive with Merrill Lynch where he focused on short-term investment strategies for institutional investors. Scott began his career in the investment industry in 1980. He received a BS and an MBA in Finance from the University of Minnesota, Carlson School of Management.
•	Steven P. Eldredge, CFA, Managing Director, Client Portfolio Management Team Lead, Senior Portfolio Manager. Steven Eldredge leads the Client Portfolio Management Team which is responsible for assisting clients in developing portfolio objectives and keeping them informed about Voyageur’s fixed income strategies and outlook. Prior to his current role, Steve led the firm’s Portfolio Solutions Team. He has an extensive background in both taxable and tax-exempt fixed income securities. Prior to joining Voyageur in 1995, Steve was chief operating officer for the ABT Mutual Fund family. Steve began his career in the investment industry in 1978. He received a BS in Finance from the University of Central Florida. Steve is a CFA charterholder and member of the CFA Society of Minnesota.

Other Service Providers

Administrator.     Voyageur provides administrative services to each Fund. Prime Money Market Fund , U.S. Government Money Market Fund and Tax-Free Money Market Fund each pay Voyageur an administrative services fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive or limit the administrative services fee through January 31, 2007 in order to maintain net annual fund operating expenses as set forth under “Fees and Expenses.”

Distributor.    RBC Dain Rauscher Inc. (the “Distributor”) is the distributor of the Funds’ shares. The firm is a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc., and, like Voyageur, is a wholly-owned subsidiary of RBC Dain Rauscher Corp.

Sub-Administrator and Fund Accounting Agent.    BISYS Fund Services Ohio, Inc. (“BISYS”) , located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS also acts as the fund accountant for each of the Funds.

Dividend Paying Agent and Transfer Agent.     Boston Financial Data Services, Inc. (“BFDS”), a Massachusetts corporation having its principal place of business at 330 West 9th Street, Kansas City, Missouri 64105, is the dividend paying agent and transfer agent for the Funds.

Custodian.    The Funds’ custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, 733 Marquette Avenue South , Minneapolis, MN 55479. Wells Fargo Bank, N.A. also acts as the securities lending agent to certain Funds.

Payments to Intermediaries.    The Advisor and/or Distributor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services and/or the distribution of the Funds’ shares. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. The Advisor also makes inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to the Distributor in recognition of administrative and distribution-related services provided by the Distributor to shareholders.

14

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The Funds normally calculate their share prices at the close of each business day for the New York Stock Exchange (“NYSE”), or 4:00 p.m. Eastern time, whichever is earlier, on days that the NYSE is open or on days the primary trading markets for the Funds’ portfolio instruments are open . A Fund’s share price is its net asset value (“NAV”) per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. Each Fund seek s to maintain a stable NAV of $1.00 per share.

A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. For example, a purchase order accompanied by a check that is received before the close of trading on the NYSE would be priced at the NAV calculated on the next following business day’s close (normally 4:00 p.m. New York time), because it normally takes one business day to convert a check to federal funds. For further information, see “Introduction to Purchases” in the “Purchasing and Selling Your Shares” section.

Your order for redemption (sale) or exchange of shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances. For example, a redemption order received before the close of regular trading on the NYSE would be priced at the NAV calculated at that day’s close (normally 4:00 p.m. New York time) and such an order received later on that day would be priced as of the next following business day’s close. For further information, see “Introduction to Redemptions (Sales)” in the “Purchasing and Selling Your Shares” section.

Generally, you may purchase , redeem , or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE. Even if the NYSE is closed, the Funds may accept purchase , redemption , and exchange orders on those days when the primary trading markets for the Funds’ portfolio instruments are open, and the Funds’ management believes there is an adequate market to meet purchase , redemption , and exchange requests.

15

Shareholder Information

Purchasing and Selling Your Shares

Where to Buy Fund Shares

Prime Money Market Fund	You may purchase shares of
    •   Prime Money Market Fund
through RBC Dain Rauscher Inc. and brokerage firms that clear on a correspondent basis through RBC Dain Rauscher Inc. and through other financial institutions, as well as directly from the Fund’s agent, BFDS. You may contact BFDS at 1-800-422-2766.

Other Money Market Funds	You may purchase shares of
    •   U.S. Government Money Market Fund,
    •   Tax-Free Money Market Fund,
    •   Institutional Prime Money Market Fund and
    •   Institutional Tax-Free Money Market Fund
through RBC Dain Rauscher Inc. and brokerage firms that clear on a correspondent basis through RBC Dain Rauscher Inc.

Introduction to Purchases

If purchasing through your brokerage account, financial advisor or other financial institution, simply tell your investment representative that you wish to purchase shares of a Fund and he or she will take care of the necessary documentation. Shares of each Fund may be purchased at their next determined NAV. Shares of the Funds are sold without a sales charge. A minimum investment of $1 million is required for Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund, although this minimum may be waived for certain investors.

As listed in the table above, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund may be purchased only through RBC Dain Rauscher Inc. and other authorized financial institutions. Prime Money Market Fund also may be purchased through RBC Dain Rauscher Inc. and other authorized financial institutions and, unlike the other Money Market Funds, Prime Money Market Fund may be purchased directly from the Fund’s agent, BFDS, as further described on the next few pages.

A Fund, the Distributor, or their agent may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m. Eastern time, or such earlier time as may be required by an organization, and the form of payment has been converted to federal funds. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its agent, BFDS. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization and the form of payment has been converted to federal funds, even if the organization does not transmit the order to the Fund in a timely manner.)

Introduction to Redemptions (Sales)

You may redeem shares of the Funds by contacting your investment representative. Shares will be redeemed at their next determined NAV. If you recently purchased your shares by check, your redemption proceeds will not be sent to you until your check clears. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC. Redemptions are treated as sales for federal income tax purposes. In addition to contacting your investment representative, depending on your type of account, you may be able to redeem shares of Prime Money Market Fund by following the instructions described on the next few pages.

16

Shareholder Information

Financial institutions (such as banks and broker-dealers) through which Fund shares may be purchased may charge additional fees and may require higher minimum investments or impose other limitations and restrictions on buying and selling shares. Consult your financial institution or investment representative for specific information concerning your account or the Fund or Funds in which you may wish to purchase or redeem shares.

Additional Purchase and Sale Information — Prime Money Market Fund

This section provides additional information concerning the purchase of shares of the Prime Money Market Fund for shareholders who purchase shares directly through the Fund or its agent, BFDS .1 For additional details concerning the purchase of the other Money Market Funds, contact your financial institution or investment representative.

Minimum Initial Investment
Account Type	Amount
Regular	$1,000
IRA and Uniform Transfer/Gifts to Minors Accounts	$250
By exchange[2] from another Tamarack Fund into a regular account	$1,000
By exchange[2] from another Tamarack Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$100
Minimum Additional Investment
Investment Type	Amount
By Telephone or Mail	$100
By Wire	$1,000
By Internet	$100
By exchange[2] from another Tamarack Fund into a regular account	$1,000
By exchange[2] from another Tamarack Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$50
1	Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of Prime Money Market Fund at the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization, and the form of payment has been converted to federal funds. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its agent, BFDS. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization, and the form of payment has been converted to federal funds, even if the organization does not transmit the order to the Fund in a timely manner.)
2	The following Tamarack Funds are eligible for exchanges: Tamarack Prime Money Market Fund; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, S MID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Value Fund and Microcap Value Fund); and the Tamarack Fixed Income Funds ( Quality Fixed Income Fund and Tax-Free Income Fund).

Additional Policies a bout Transactions

The Prime Money Market Fund cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases of Prime Money Market Fund shares must be in U.S. dollars. Payment may be made by check, bank draft, wire or ACH, as described below. Neither third-party checks, starter checks, nor credit card convenience checks are accepted. Prime Money Market Fund may waive its minimum purchase requirement. The Fund (or its agent) may reject a purchase order at its sole discretion if the order is not accompanied by payment or the Fund (or its agent) considers the rejection of the order to be in the best interest of the Fund and its shareholders.

17

Shareholder Information

Telephone Purchase, Exchange and Redemption Privileges.    Shareholders who open accounts with the Prime Money Market Fund (other than through RBC Dain Rauscher Inc. and brokerage firms that clear on a correspondent basis through RBC Dain Rauscher Inc.) are automatically granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Fund. If you call the Fund, the Fund’s representative may request personal identification and may tape record the call. Shareholders who open accounts through RBC Dain Rauscher Inc. or brokerage firms that clear on a correspondent basis through RBC Dain Rauscher Inc. should check with their investment representative for details on purchases, exchanges, redemptions and related policies.

Corporations, Trusts and Other Entities.    Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U.S. Citizens and Resident Aliens.    Shares of the Tamarack Funds may only be offered in the United States to United States citizens and United States resident aliens having a Social Security number or an Individual Tax Identification Number. This prospectus should not be considered a solicitation or offering of fund shares outside of the United States.

Anti-Money Laundering Procedures.    Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your Social Security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

Avoid Backup Tax Withholding

By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or tax identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distribution, redemption proceeds, or capital gains if the Fund fails to maintain a stable share price.

18

Shareholder Information

Opening an Account — Prime Money Market Fund

If opening a Prime Money Market Fund account through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to open an account and he or she will take care of the necessary documentation. Otherwise, to open a Prime Money Market Fund account, follow the instructions below.

By Mail	Initial Purchases and All Correspondence Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. 2. 3.	Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
Make check or bank draft payable to "Tamarack Funds" and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.
Mail or courier application and payment to the applicable address above.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided.

By Wire	UMB Bank, n.a. Kansas City, Missouri ABA #101000695 For ______Fund AC = 9870326213 Please provide: Your account number and account name	Call 1-800-422-2766 to obtain an account number, instructions for sending your account application to the Funds, and instructions for your bank to wire your investment. After confirming receipt with the Funds, contact your bank to send money via wire (you must include the Funds’ banking instructions and your account number).

By Exchange from Another Tamarack Fund	1-800-422-2766 or www.voyageur.net	If you already have an account with us and your account is authorized for telephone exchanges (or on-line exchanges for eligible Prime Money Market Fund shareholders and Class S shareholders of other Tamarack Funds), you may Open an account in an eligible Tamarack Fund by exchanging shares from another Tamarack Fund. The eligible Funds are: Tamarack Prime Money Market Fund; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, S MID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Value Fund and Microcap Value Fund); and the Tamarack Fixed Income Funds ( Quality Fixed Income Fund and Tax-Free Income Fund). The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

Please note:    you must meet the minimum initial investment amounts.

Questions? Call 1-800-422-2766 or your investment representative.

19

Shareholder Information

Instructions for Purchasing and Adding to Your Shares — Prime Money Market Fund

If purchasing Prime Money Market Fund shares through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. Otherwise, to purchase additional shares in a Prime Money Market Fund account, follow the instructions below.

By Telephone	1-800-422-2766	You may make additional investments ($100 minimum) by telephone. After the Funds receive and accept your request, the Funds will deduct from your checking account the cost of the shares. Availability of this service is subject to approval by the Funds and the participating banks.

By Mail	Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
        •  Account name and account number
        •  Fund name
        •  Share class
2.  Make check, bank draft or money order payable to “Tamarack Funds” and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
3. Mail or deliver stub and payment to the applicable address above.

By Wire	UMB Bank, n.a. Kansas City, Missouri ABA #101000695 For ______Fund AC = 9870326213 Please provide: Your account number and account name	Wire share purchases ($1,000 minimum) should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to UMB Bank.

By Exchange from Another Tamarack Fund	Please refer to the information under “Exchanging Your Shares — Prime Money Market Fund” below.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided. There is a $100 minimum for additional investments through the website.

Automatic Monthly Investment	You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.

Questions? Call 1-800-422-2766 or your investment representative.

20

Shareholder Information

You can also add to your Prime Money Market Fund account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Monthly Investments

Automatic Monthly Investments are processed through an automated clearing house (“ACH”) whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.

Directed Dividend Option

By selecting the appropriate box in the account application, you can elect to receive your Prime Money Market Fund distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible Tamarack Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

21

Shareholder Information

Selling Shares — Prime Money Market Fund

If selling shares of Prime Money Market Fund through your brokerage account, financial advisor or other financial institution, ask your investment representative for redemption procedures. Your investment representative may have transaction minimums and/or transaction times or other restrictions and limitations that will affect your redemption. For other sales transactions of Prime Money Fund shares, follow the instructions below.

You may withdraw from your account at any time in the following amounts:

•	any amount up to $50,000 for redemptions requested by mail without a Medallion signature guarantee*
•	any amount for redemptions requested by mail with a Medallion signature guarantee
•	any amount up to $50,000 for Fund website redemptions
•	$1,000 or more for redemptions wired to a bank or similar account ($10 fee)**
•	$50 or more for redemptions by a systematic redemption plan (there may be a fee)
•	$1,000 or more for exchanges to another eligible Tamarack Fund
•	$100 or more for redemptions by automatic monthly exchange to another eligible Tamarack Fund
•	$100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)
•	up to $50,000 by telephone (for authorized accounts)
*	A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.
**	A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.

Please refer to “Additional Policies on Redemptions” below.

The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

Withdrawing Money f rom Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

22

Shareholder Information

Instructions for Selling Shares (Redemptions) — Prime Money Market Fund (continued)

If selling your Prime Money Market Fund shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions of Prime Money Market Fund shares, follow the instructions below.

By Telephone	1-800-422-2766	You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Funds will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the names of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern Time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Signature Guarantees” below for information on when a Medallion signature guarantee is required.
2. Mail or courier the letter to the applicable address above.

By Wire	Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before 4:00 Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See “Signature Guarantees” below for information on when a Medallion signature guarantee is required.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided. Provided you are an eligible shareholder and have previously registered, you may withdraw up to $50,000 through the website.

Systematic Redemption Plan	You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan.

Questions? Call 1-800-422-2766 or your investment representative.

23

Shareholder Information

Additional Policies on Selling Shares (Redemptions)

We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Withdrawal b y Draft

Withdrawal by Draft (check) is limited to open and collected account shares of the Tamarack Prime Money Market Fund (other than in accounts opened through RBC Dain Rauscher Inc. and brokerage firms that clear on a correspondent basis through RBC Dain Rauscher Inc.). Draft amounts may range from $500 to $100,000.

Signature Guarantees

You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:

•	A redemption check sent to a different payee, bank or address than we have on file;
•	A redemption check mailed to an account address that has been changed within the last 30 days;
•	A redemption for $50,000 or more in writing; or
•	A change in account registration or redemption instructions.

Redemption in Kind

Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for regular shareholder accounts. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

24

Shareholder Information

Exchanging Your Shares — Prime Money Market Fund

If exchanging Prime Money Market Fund shares through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new Prime Money Market Fund account through an exchange from an existing Tamarack Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the Tamarack Funds, you may exchange shares in an eligible Prime Money Market Fund account for shares of another eligible Tamarack Fund, and vice versa. The eligible Tamarack Funds are: Prime Money Market Fund; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, S MID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Value Fund and Microcap Value Fund); and the Tamarack Fixed Income Funds ( Quality Fixed Income Fund and Tax-Free Income Fund). You may exchange existing shares from Prime Money Market Fund into another eligible Tamarack Fund or from another eligible Tamarack Fund into Prime Money Market Fund.

By Telephone	1-800-422-2766	You may make exchanges to/from an eligible Prime Money Market Fund account from/to another eligible Tamarack Fund account by telephone, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the Tamarack Fund from which the amount is being sold, and the name of the Tamarack Fund into which the amount is being purchased.
2. Mail or courier the letter to the applicable address above.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided.
Eligible shareholders are automatically granted internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Tamarack Funds.

Monthly Exchanges	You may authorize monthly exchanges ($100 minimum) from your Prime Money Market account into another eligible Tamarack Fund or from another eligible Tamarack Fund into Prime Money Market Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Questions? Call 1-800-422-2766 or your investment representative.

Additional Policies on Exchanges

You must meet the minimum investment requirement of the Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund being purchased. Call us for a free copy.

25

Shareholder Information

Additional Shareholder Services

The following services are also available to shareholders. Please call 1-800-422-2766 for more information.

•	Uniform Transfers/Gifts to Minors Accounts
•	Transfer on Death (“TOD”) Accounts
•	Accounts for corporations, partnerships and retirement plans
•	Coverdell Education Savings Accounts
•	Traditional IRA accounts
•	Roth IRA accounts
•	Simplified Employee Pensions (“SEPs”)

Telephone/Internet Services

During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. (Eligible shareholders may also access the Funds’ website, www.voyageur.net .) The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or Fund website instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

Shareholder Mailings

To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling either their financial advisor or the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

26

Shareholder Information

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short term trading or to compensate the Funds for costs associated with it.

Restriction and Rejection of Purchase or Exchange Orders.    The Tamarack Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The Tamarack Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between Tamarack Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Tamarack Funds’ policy limiting the number of exchanges (and imposing redemption fees on its other funds offered by other prospectuses) applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Tamarack Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may invest in numerous fund families with differing market timing policies, the Tamarack Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Tamarack Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the Tamarack Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate the exchange privilege without prior notice.

Risks Presented by Excessive Trading Practices.    Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

27

Shareholder Information

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Money Market Funds’ SAI.

Dividends, Distributions and Taxes

Dividends and Distributions

Each Fund declares a dividend of substantially all of its net investment income on each business day. These dividends are paid daily. Dividends will also be paid at any time during the month upon total redemption of shares in an account.

Each Fund will declare and pay its capital gains (if it has any) once a year, typically in December. Each Fund may make additional distributions if necessary for the Fund to avoid paying taxes. Each Fund expects distributions to be primarily from income. The Funds normally will not earn or distribute long-term capital gains. Dividends and distributions are reinvested in additional Fund shares at NAV.

Shares begin to earn dividends on the first business day following the day upon which they are purchased, and will continue to earn dividends through, but not after, the business day of redemption.

Taxes

Dividends paid out of a Money Market Fund’s investment company taxable income (which includes interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by a Money Market Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.

Dividends paid by the Tax-Free Money Market Fund and the Institutional Tax-Free Money Market Fund from tax-exempt interest income generally are exempt from regular federal income tax.

Because no portion of a Money Market Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by a Money Market Fund is expected to be eligible for the reduced tax rates applicable to “qualified dividend income” for individual shareholders, or for the dividends received deduction for corporate shareholders.

Money Market Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Money Market Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Money Market Fund in October, November or December with a record date in such a month and paid by the Money Market Fund during January of the following calendar year.

Each year, your Money Market Fund will notify you of the tax status of dividends and other distributions.

Upon the sale or other disposition of your Money Market Fund shares, you generally should not realize a taxable gain or loss if the Money Market Fund maintains a stable share price.

Money Market Fund distributions also may be subject to state, local and foreign taxes. In many states, Money Market Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. You should consult your own tax adviser regarding the particular tax consequences of an investment in a Money Market Fund.

Organizational Structure

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The Tamarack Money Market Funds described in this prospectus were previously separate series of Great Hall® Investment Funds, Inc. and were reorganized as series of Tamarack Funds Trust effective April 16, 2004. Unless otherwise noted, information contained in this prospectus regarding Fund fees and expenses prior to April 16, 2004 relates to the predecessor funds.

28

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on a Fund share assuming reinvestment of all distributions. The information in the following tables for the periods ended September 30, 2006, September 30, 2005, September 30, 2004, July 31, 2004, and July 31, 2003 was audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request. The information in the following tables for all preceding fiscal years was audited by the Funds’ former independent registered public accounting firm.

29

Financial Highlights

Tamarack Prime Money Market Fund

		Investment Activities				Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Net Investment Income to Average Net Assets*

Year Ended September 30, 2006	$1.00	0.04		0.04		(0.04)	(0.04)	$1.00	3.99%		$8,685	0.80%		3.93%		0.92%		3.82%
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00	2.00%		7,922	0.76%		1.97%		0.92%		1.81%
Period Ended September 30, 2004 ( d )	1.00	(a	)	(a	)	(a )	(a )	1.00	0.14	%( b )	7,885	0.71	%( c )	0.83	%( c )	0.93	%( c )	0.61	%( c )
Year Ended July 31, 2004	1.00	(a	)	(a	)	(a )	(a )	1.00	0.42%		7,860	0.71%		0.42%		0.90%		0.24%
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)	(0.01)	1.00	0.80%		8,111	0.71%		0.80%		0.90%		0.61%
Year Ended July 31, 2002	1.00	0.02		0.02		(0.02)	(0.02)	1.00	1.70%		8,524	0.69%		1.66%		0.73%		1.61%

*	During the period, certain fees were contractually or voluntarily reduced. If such contractual /voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

30

Financial Highlights

Tamarack U.S. Government Money Market Fund

		Investment Activities				Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Net Investment Income to Average Net Assets*

Year Ended September 30, 2006	$1.00	0.04		0.04		(0.04)	(0.04)	$1.00	3.90%		$749	0.78%		3.82%		(b	)	(b	)
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00	1.96%		813	0.74%		1.92%		0.77%		1.89%
Period Ended September 30, 2004 (e)	1.00	(a	)	(a	)	(a )	(a )	1.00	0.14	%(c)	947	0.71	%(d)	0.81	%(d)	0.79	%(d)	0.73	%(d)
Year Ended July 31, 2004	1.00	(a	)	(a	)	(a )	(a )	1.00	0.38%		929	0.71%		0.38%		0.73%		0.36%
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)	(0.01)	1.00	0.70%		1,060	0.71%		0.70%		0.75%		0.66%
Year Ended July 31, 2002	1.00	0.02		0.02		(0.02)	(0.02)	1.00	1.60%		1,088	0.57%		1.60%		0.59%		1.58%

*	During the period, certain fees were contractually or voluntarily reduced. If such contractual /voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)	Less than $0.01 or $(0.01) per share.
(b)	There were no waivers or reimbursements during the period.
(c)	Not Annualized.
(d)	Annualized.
(e)	For the period from August 1, 2004 to September 30, 2004.

31

Financial Highlights

Tamarack Tax-Free Money Market Fund

		Investment Activities				Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Net Investment Income to Average Net Assets*

Year Ended September 30, 2006	$1.00	0.02		0.02		(0.02)	(0.02)	$1.00	2.52%		$791	0.70%		2.49%		0.85%		2.33%
Year Ended September 30, 2005	1.00	0.01		0.01		(0.01)	(0.01)	1.00	1.44%		858	0.66%		1.41%		0.83%		1.24%
Period Ended September 30, 2004 ( d )	1.00	(a	)	(a	)	(a )	(a )	1.00	0.11	%( b )	965	0.62	%( c )	0.64	%( c )	0.83	%( c )	0.43	%( c )
Year Ended July 31, 2004	1.00	(a	)	(a	)	(a )	(a )	1.00	0.38%		1,003	0.62%		0.38%		0.86%		0.14%
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)	(0.01)	1.00	0.60%		946	0.62%		0.62%		0.85%		0.39%
Year Ended July 31, 2002	1.00	0.01		0.01		(0.01)	(0.01)	1.00	1.10%		909	0.59%		1.08%		0.65%		1.03%

*	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

32

Financial Highlights

Tamarack Institutional Prime Money Market Fund

		Investment Activities				Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets

Year Ended September 30, 2006	$1.00	0.04		0.04		(0.04)	(0.04)	$1.00	4.53%		$1,199	0.28%		4.51%
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00	2.48%		790	0.28%		2.47%
Period Ended September 30, 2004 (d)	1.00	(a	)	(a	)	(a )	(a )	1.00	0.21	%(b)	643	0.29	%(c)	1.26	%(c)
Year Ended July 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)	1.00	0.85%		656	0.29%		0.85%
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)	(0.01)	1.00	1.20%		503	0.30%		1.20%
Year Ended July 31, 2002	1.00	0.02		0.02		(0.02)	(0.02)	1.00	2.20%		449	0.30%		2.17%

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

33

Financial Highlights

Tamarack Institutional Tax-Free Money Market Fund

		Investment Activities				Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets

Year Ended September 30, 2006	$1.00	0.03		0.03		(0.03)	(0.03)	$1.00	2.94%		$406	0.30%		2.91%
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00	1.78%		358	0.28%		1.79%
Period Ended September 30, 2004 (d)	1.00	(a	)	(a	)	(a )	(a )	1.00	0.16	%(b)	387	0.30	%(c)	0.98	%(c)
Year Ended July 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)	1.00	0.72%		355	0.32%		0.72%
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)	(0.01)	1.00	0.90%		244	0.33%		0.90%
Year Ended July 31, 2002	1.00	0.01		0.01		(0.01)	(0.01)	1.00	1.40%		193	0.36%		1.42%

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

34

Privacy Policy

Tamarack Funds
Notice of Privacy Policy & Practices

The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:
	•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
	•	Account History, including information about the transactions and balances in a customer’s accounts; and
	•	Correspondence, written, telephonic or electronic between a customer and the Tamarack Funds or service providers to the Tamarack Funds.

Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the Tamarack Funds under one or more of these circumstances:
	•	As Authorized — if you request or authorize the disclosure of the information.
•	As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

	•	Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the Tamarack Funds:
	•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the Tamarack Funds;
	•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Tamarack Funds;
	•	to maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.
Delegation	The Tamarack Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

35

For more information about the Funds, the following documents are available free upon request:

Annual/Semi - annual Reports (Reports):

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The Money Market Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:
Tamarack Funds P.O. BOX 219757 Kansas City, MO 64121-9757 Telephone: 1-800-422-2766
You may also visit the Funds’ website at www.voyageur.net for a free copy of a Funds’ prospectus, SAI, annual or semi-annual reports.

Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.

Tamarack Funds
c/o BFDS
PO Box 219757
Kansas City, MO 64121-9757

PRSRT STD U.S. POSTAGE PAID PERMIT NO. 2891 KANSAS CITY MO

TAM MM PROSP 1/07

TAMARACK TREASURY PLUS MONEY MARKET FUND PROSPECTUS January 29 , 200 7

Investment Advisor:
Voyageur Asset Management Inc.
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402 - 1240

Questions?
Call 1-800-422-2766 or your investment representative.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary and Fund Expenses

This prospectus describes the Tamarack Treasury Plus Money Market Fund (the “Fund”) offered by the Tamarack Funds Trust. Carefully review this important section, which summarizes the Fund’s investments, risks, past performance, and fees.	1	Investment Objective, Principal Investment Strategies, Principal Risks and Performance Information
	2	Fees and Expenses

Fund Management

Review this section for details on the people and organizations who oversee the Fund. The Fund is managed by Voyageur Asset Management Inc. (“Voyageur” or the “Advisor”).	3	Investment Advisor
	3	Portfolio Managers
	4	Other Service Providers

Shareholder Information

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	5	Pricing of Fund Shares
	5	Purchasing and Selling Your Shares
	9	Selling Shares
	12	Additional Shareholder Services
	12	Market Timing and Excessive Trading
	12	Disclosure of Portfolio Holdings
	13	Dividends, Distributions and Taxes
	13	Organizational Structure
Financial Highlights

14
Privacy Policy

16
Back Cover

Where to Learn More About the Fund

Risk/Return Summary and Fund Expenses

Tamarack Treasury Plus Money Market Fund

Investment Objective.    To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

Principal Investment Strategies.    Under normal conditions, the Fund invests exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Treasury. These securities may carry different interest rates, maturities and issue dates.

Money Market Fund.    The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on SEC rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.

Credit Quality.    The Fund invests only in U.S. dollar-denominated securities issued or guaranteed by the U.S. Treasury. These securities present minimal credit risk. The Fund does not invest in unrated securities.

Maturity.    The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 60 days or less.

A full discussion of all permissible investments can be found in the Money Market Fund s ’ Statement of Additional Information (“SAI”).

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. By itself, the Fund is not a balanced program. There is no guarantee that the Fund will meet its goal. An investment in the Fund involves the following risks:

Interest rate changes.    As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield will also be low.

Investment advisor’s judgment.    The Fund is subject to the risk that Voyageur’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund’s emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

The Fund is not designed to offer capital appreciation.    In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Performance Information

If you would like to know the Fund’s current seven-day yield, call the Fund at 1-800-422-2766.

Additional performance information will be available for the Fund after the Fund has been in operation for one calendar year.

Risk/Return Summary and Fund Expenses

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Tamarack Treasury Plus Money Market Fund.

Shareholder Fees[1] (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None
Annual Fund Operating Expenses (expenses deducted from fund assets)
Management fee	0.15%
Distribution and servicing fee (12b-1)	None
Other expenses[2]	0.08%
Total Annual Fund Operating Expenses[2]	0.23%
Contractual fee waiver/expense reimbursement[3]	(0.03)%
Net annual fund operating expenses	0.20%
1	A $10 redemption fee is imposed on redemptions by wire.
2	Based on estimated expenses for current fiscal year.
3	Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to 0.20%. This expense limitation agreement is in place until January 31, 2008 . Voyageur may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

Example:    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the Fund for the period shown (Please note that the Fund has a required minimum initial investment of $5 million.)
•	Your investment has a 5% return each year
•	You reinvest all distributions and dividends
•	The Fund’s operating expense levels remain the same from year to year
	Number of years you own your shares
	1 Year	3 Years

Tamarack Treasury Plus Money Market Fund	$20	$71

2

Fund Management

Investment Advisor

The Fund is advised by Voyageur Asset Management Inc. (the “Advisor” or “Voyageur”). For these advisory services, the Fund paid a fee (expressed as a percentage of average net assets) for the period from September 1, 2006 (commencement of operations) to September 30, 2006 of 0.15%. The Advisor has contractually agreed to waive or limit fees through January 31, 2008 in order to maintain net annual fund operating expenses as set forth under “Fees and Expenses.” Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 6 9 ,000 people who serve more than 1 4 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission (“SEC”) as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur’s charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of September 30, 2006 , Voyageur’s investment team managed approximately $2 9.0 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, mutual funds, and healthcare organizations.

Information regarding the factors considered by the Board of Trustees of the Fund in connection with the initial approval of the Investment Advisory Agreement w as provided in the Fund’s Annual Report for the period ended September 30, 2006.

Portfolio Managers

Voyageur is responsible for the overall management of the Fund’s portfolio. Voyageur employs a team approach to the management of the Fund with no individual team member being responsible solely for investment decisions. The team members as set forth below are jointly and primarily responsible for security analysis, industry recommendations, cash positions, purchase and sell decision making processes and general daily oversight of the Fund’s portfolio. Each member of the portfolio management team has access to Voyageur’s investment research and other money management resources.

•	John M. Huber, CFA, Senior Managing Director, Chief Investment Officer - Fixed Income. John Huber directs Voyageur’s fixed income group and is the Chief Investment Officer, Fixed Income products for the Tamarack Funds. John joined Voyageur and became a portfolio manager in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.
•	Raye C. Kanzenbach, CFA, Senior Managing Director, Senior Portfolio Manager. Raye Kanzenbach is an active member of the Credit Team and the portfolio manager for the Tax-Free Income Fund. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at Voyageur starting in 1991, Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and joined Voyageur in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota.
•	Scott Cabalka, Vice President, Senior Portfolio Manager. Scott Cabalka is a member of the Credit Team and oversees trading and portfolio management for the taxable and tax-sensitive portfolios of the

3

Fund Management Tamarack Money Market Funds. Prior to joining Voyageur in 1993, Scott was an account executive with Merrill Lynch where he focused on short-term investment strategies for institutional investors. Scott began his career in the investment industry in 1980. He received a BS and an MBA in Finance from the University of Minnesota, Carlson School of Management.
•	Steven P. Eldredge, CFA, Managing Director, Client Portfolio Management Team Lead, Senior Portfolio Manager. Steven Eldredge leads the Client Portfolio Management Team which is responsible for assisting clients in developing portfolio objectives and keeping them informed about Voyageur’s fixed income strategies and outlook. Prior to his current role, Steve led the firm’s Portfolio Solutions Team. He has an extensive background in both taxable and tax-exempt fixed income securities. Prior to joining Voyageur in 1995, Steve was chief operating officer for the ABT Mutual Fund family. Steve began his career in the investment industry in 1978. He received a BS in Finance from the University of Central Florida. Steve is a CFA charterholder and member of the CFA Society of Minnesota.

Other Service Providers

Administrator.     Voyageur provides administrative services to the Fund.

Distributor.    Tamarack Distributors Inc. (the “Distributor”), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is the distributor of the Fund’s shares. The firm is a member of the National Association of Securities Dealers, Inc., and, like Voyageur, is a wholly-owned subsidiary of RBC Dain Rauscher Corp.

Sub -Administrator and Fund Accounting Agent.    BISYS Fund Services Ohio, Inc. (“BISYS”) , located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Fund, including providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS also acts as the fund accountant for the Fund.

Dividend Paying Agent and Transfer Agent.    Boston Financial Data Services, Inc. (“BFDS”) , a Massachusetts corporation having its principal place of business at 330 West 9th Street, Kansas City, Missouri 64105, is the dividend paying agent and transfer agent for the Fund.

Custodian.    The Fund’s custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, 733 Marquette Avenue South , Minneapolis, MN 55479.

Payments to Intermediaries.    The Advisor and/or Distributor may make payments, out of their own resources and at no additional cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services and/or the distribution of the Fund’s shares. In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. The Advisor also makes annual inter-company payments out of its own resources, and at no additional cost to the Fund or shareholders, to an affiliate, RBC Capital Markets Inc., equal to 0.02% of the average net assets of clients of RBC Capital Markets Inc. invested in the Fund in recognition of distribution-related services provided by RBC Capital Market Inc. to the Distributor.

4

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The Fund normally calculates its share price at the close of each business day for the New York Stock Exchange (“NYSE”), or 4:00 p.m. Eastern time, whichever is earlier, on days that the NYSE is open or on days the primary trading markets for the Funds’ portfolio instruments are open . The Fund’s share price is its net asset value (“NAV”) per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. The Fund seeks to maintain a stable NAV of $1.00 per share.

A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. For example, a purchase order accompanied by a check that is received before the close of trading on the NYSE would be priced at the NAV calculated on the next following business day’s close (normally 4:00 p.m. New York time), because it normally takes one business day to convert a check to federal funds. For further information, see “Introduction to Purchases” in the “Purchasing and Selling Your Shares” section.

Your order for redemption (sale) or exchange of shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances. For example, a redemption order received before the close of regular trading on the NYSE would be priced at the NAV calculated at that day’s close (normally 4:00 p.m. New York time) and such an order received later on that day would be priced as of the next following business day’s close. For further information, see “Introduction to Redemptions (Sales)” in the “Purchasing and Selling Your Shares” section.

Generally, you may purchase , redeem , or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE. Even if the NYSE is closed, the Funds may accept purchase , redemption , and exchange orders on those days when the primary trading markets for the Funds’ portfolio instruments are open, and the Funds’ management believes there is an adequate market to meet purchase , redemption , and exchange requests.

Purchasing and Selling Your Shares

Where to Buy Fund Shares

You may purchase shares directly from the Fund by contacting the Fund’s transfer agent, BFDS at 1-800-422-2766.

Introduction to Purchases

Shares of the Fund may be purchased at its next determined NAV. Shares of the Fund are sold without a sales charge. A minimum initial investment of $5 million is required. There is no minimum level for subsequent purchases. The Fund reserves the right to waive any investment minimum.

The Fund, the Distributor, or their agent may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

Certain broker-dealers and other financial intermediaries may be authorized to accept purchase orders on behalf of the Fund at the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m. Eastern time, or such earlier time as may be required by an organization, and the form of payment has been converted to federal funds. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its agent, BFDS. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization and the form of payment has been converted to federal funds, even if the organization does not transmit the order to the Fund in a timely manner.)

5

Shareholder Information

Introduction to Redemptions (Sales)

You may redeem shares of the Fund by contacting the Fund’s transfer agent at 1-800-422-2766. Shares will be redeemed at their next determined NAV. If you recently purchased your shares by check, your redemption proceeds will not be sent to you until your check clears. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC. Redemptions are treated as sales for federal income tax purposes.

Additional Policies a bout Transactions

The Fund cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in U.S. dollars. Payment may be made by check, bank draft, wire or ACH, as described below. Third-party checks, starter checks, and credit card convenience checks are not accepted. The Fund (or its agent) may reject a purchase order at its sole discretion if the order is not accompanied by payment or the Fund (or its agent) considers the rejection of the order to be in the best interest of the Fund and its shareholders.

Telephone Purchase and Redemption Privileges.    Shareholders who open accounts with the Fund are automatically granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Fund. If you call the Fund, the Fund’s representative may request personal identification and may tape record the call.

Corporations, Trusts and Other Entities.    Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U . S . Citizens and Resident Aliens. Shares of the Fund may only be offered in the United States to United States citizens and United States resident aliens having a Social Security number or an Individual Tax Identification Number. This prospectus should not be considered a solicitation or offering of fund shares outside of the United States.

Anti-Money Laundering Procedures.    Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your Social Security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Fund’s policies and procedures, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

Avoid Backup Tax Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or tax identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distribution, redemption proceeds, or capital gains if the Fund fails to maintain a stable share price.

6

Shareholder Information

Opening an Account

To open an account directly with the Fund, please follow the instructions below.    (If opening an account through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to open an account and he or she will take care of the necessary documentation.)

By Mail	Initial Purchases and All Correspondence Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2.  Make check or bank draft payable to “Tamarack Funds” and include the name of the Tamarack Treasury Plus Money Market Fund on the check. Your initial investment must meet the applicable account minimum requirement.
3. Mail or courier application and payment to the applicable address above.

By Internet	Visit the Tamarack Funds’ website, www.voyageur.net , and follow the instructions provided.

By Wire	UMB Bank, n.a. Kansas City, Missouri ABA #101000695 For Tamarack Treasury Plus Money Market Fund AC = 9870326213 Please provide: Your account number and account name	Call 1-800-422-2766 to obtain an account number, instructions for sending your account application to the Fund, and instructions for your bank to wire your investment. After confirming receipt with the Fund, contact your bank to send money via wire (you must include the Fund’s banking instructions and your account number).

Please note: you must meet the $5 million minimum initial investment amount to open an account.

Questions? Call 1-800-422-2766

7

Shareholder Information

Instructions for Purchasing and Adding to Your Shares

By Telephone	1-800-422-2766	You may make additional investments by telephone. After the Fund receives and accepts your request, the Fund will deduct from your checking account the cost of the shares. Availability of this service is subject to approval by the Fund and the participating banks.

By Mail	Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
        •  Account name and account number
        •  Fund name
        •  Share class
2.  Make check, bank draft or money order payable to “Tamarack Funds” and include your account number on the check.
3. Mail or deliver stub and payment to the applicable address above.

By Wire	UMB Bank, n.a. Kansas City, Missouri ABA #101000695 For Tamarack Treasury Plus Money Market Fund AC = 9870326213 Please provide: Your account number and account name	Wire share purchases should include the names of each account owner, your account number and the name of the Tamarack Treasury Plus Money Market Fund. You should notify the Fund by telephone that you have sent a wire purchase order to UMB Bank.

By Internet	Visit the Funds’ website, www.voyageur.net , and follow the instructions provided.

Questions? Call 1-800-422-2766

Directed Dividend Option

By selecting the appropriate box in the account application, you can elect to receive your Fund distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH. You may change or terminate your participation in the reinvestment option at any time.

8

Shareholder Information

Selling Shares

You may withdraw from your account at any time in the following amounts:

•	$25,000 maximum for redemptions requested by mail without a Medallion signature guarantee*
•	$25,000 minimum for redemptions requested by mail with a Medallion signature guarantee
•	$25,000 minimum and up to $250,000 for Fund website redemptions
•	$25,000 minimum for redemptions wired to a bank or similar account ($10 fee)**
•	$25,000 minimum via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)
•	$25,000 minimum and up to $250,000 by telephone (for authorized accounts)
*	Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.
**	A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.

Please refer to “Additional Policies on Redemptions” below.

The Fund reserves the right to amend their redemption policies. Shareholders will be notified of changes.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

9

Shareholder Information

Instructions for Selling Shares (Redemptions)

By Telephone	1-800-422-2766	You may withdraw a minimum of $25,000 up to $250,000 by telephone, provided that your account is authorized for telephone redemptions. The Fund will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the names of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern Time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757	Registered/Overnight Mail Tamarack Funds c/o BFDS 330 W. 9th St. Kansas City, MO 64105
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Signature Guarantees” below for information on when a Medallion signature guarantee is required.
2. Mail or courier the letter to the applicable address above.

By Wire	Redemption proceeds ($25,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before 4:00 Eastern time, the Fund will normally wire the money on the following business day. If the Fund receives your request after 4:00 p.m. Eastern time, the Fund will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See “Signature Guarantees” below for information on when a Medallion signature guarantee is required.

By Internet	Visit the Fund’s website, www.voyageur.net , and follow the instructions provided. Provided you are an eligible shareholder and have previously registered, you may withdraw a minimum of $25,000 up to $250,000 through the website.

Questions? Call 1-800-422-2766

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Shareholder Information

Additional Policies on Selling Shares (Redemptions)

We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Withdrawal b y Draft

Withdrawal by draft (check) is limited to open and collected account shares of the Tamarack Treasury Plus Money Market Fund. Draft amounts must be a minimum of $25,000.

Signature Guarantees

You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:

•	A redemption check sent to a different payee, bank or address than we have on file;
•	A redemption check mailed to an account address that has been changed within the last 30 days;
•	A redemption for more than $25,000 in writing; or
•	A change in account registration or redemption instructions.

Redemption in Kind

The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind” for amounts redeemed by a shareholder, in any 90-day period, in excess of $1,000,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Size

The Fund reserves the right to close accounts which do not maintain balances at or above the minimum account opening balance.

Questions? Call 1-800-422-2766

11

Shareholder Information

Additional Shareholder Services

Telephone/Internet Services

During periods of increased market activity, you may have difficulty reaching the Fund by telephone. If this happens, contact the Fund by mail. (Eligible shareholders may also access the Fund’s web site, www.voyageur.net .) The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone or Fund web site instructions are genuine. If such procedures are followed, neither the Tamarack Funds Trust nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests.

Shareholder Mailings

To help lower operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

Market Timing and Excessive Trading

Market timing may interfere with the management of the Fund’s portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short term trading.

Restriction and Rejection of Purchase Orders.    The Fund reserves the right to restrict or reject, for any reason, without any prior notice, any purchase order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment.

Risks Presented by Excessive Trading Practices.    Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Fund and its agents to prevent market timing, there is no guarantee that the Fund will be able to prevent all such practices. For example, the Fund may receive purchase and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Fund being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Fund and its agents are unable to curtail excessive trading practices in the Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Money Market Funds’ SAI.

12

Shareholder Information

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund declares a dividend of substantially all of its net investment income on each business day. These dividends are paid daily. Dividends will also be paid at any time during the month upon total redemption of shares in an account.

The Fund will declare and pay its capital gains (if it has any) once a year, typically in December. The Fund may make additional distributions if necessary for the Fund to avoid paying taxes. The Fund expects distributions to be primarily from income. The Fund normally will not earn or distribute long-term capital gains. Dividends and distributions are reinvested in additional Fund shares at NAV.

Shares begin to earn dividends on the first business day following the day upon which they are purchased, and will continue to earn dividends through, but not after, the business day of redemption.

Taxes

Dividends paid out of the Fund’s investment company taxable income (which includes interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by the Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.

Because no portion of the Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the reduced tax rates applicable to “qualified dividend income” for individual shareholders, or for the dividends received deduction for corporate shareholders.

Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Each year, the Fund will notify you of the tax status of dividends and other distributions.

Upon the sale or other disposition of Fund shares, you generally should not realize a taxable gain or loss if the Fund maintains a stable share price.

Fund distributions also may be subject to state, local and foreign taxes. In many states, Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Fund.

Organizational Structure

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003, and the Fund was established as a new series of the Trust on May 2 5 , 2006. Overall responsibility for the management of the Tamarack Funds is vested in the Board of Trustees.

13

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance for the period from September 1, 2006 to September 30, 2006. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on a Fund share assuming reinvestment of all distributions. The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

14

Financial Highlights

Tamarack Treasury Plus Money Market Fund

		Investment Activities				Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Net Investment Income to Average Net Assets*

Period Ended September 30, 2006 (d)	$1.00	(a	)	(a	)	(a	)	(a	)	$1.00	0.50	%(b)	$2	0.15	%(c)	5.88	%(c)	11.14	%(c)	(5.10	%)(c)

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from September 1, 2006 (commencement of operations) to September 30, 2006.

15

Privacy Policy

Tamarack Funds
Notice of Privacy Policy & Practices

The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:
	•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
	•	Account History, including information about the transactions and balances in a customer’s accounts; and
	•	Correspondence, written, telephonic or electronic between a customer and the Tamarack Funds or service providers to the Tamarack Funds.

Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the Tamarack Funds under one or more of these circumstances:
	•	As Authorized — if you request or authorize the disclosure of the information.
•	As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

	•	Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the Tamarack Funds:
	•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the Tamarack Funds;
	•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Tamarack Funds;
	•	to maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.
Delegation	The Tamarack Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

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For more information about the Fund, the following documents are available free upon request:

Annual/Semi- annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The Money Market Funds’ SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI , or request other information and discuss your questions about the Fund by contacting the Fund at:
Tamarack Funds P.O. Box 219757 Kansas City, MO 64121-9757 Telephone: 1-800-422-2766
You may also visit the Fund’s website at www.voyageur.net for a free copy of the Fund’s prospectus , SAI , annual or semi-annual report .

Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475

Tamarack Funds
c/o BFDS
PO Box 219757
Kansas City, MO 64121-9757

PRSRT STD U.S. POSTAGE PAID PERMIT NO. 2891 KANSAS CITY MO

TAM TPMM PROSP 1/07

TAMARACK FUNDS TRUST
100 SOUTH FIFTH STREET, SUITE 2300
MINNEAPOLIS, MINNESOTA 55402

GENERAL AND ACCOUNT INFORMATION
(800) 422-2766

STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 29, 2007

This Statement of Additional Information (“SAI”) describes the Equity Funds and Fixed Income Funds series (each a “Fund”) of Tamarack Funds Trust (the “Trust”) advised by Voyageur Asset Management Inc. (the “Advisor” or “Voyageur”). The Funds are:

Equity Funds

—	Tamarack Large Cap Growth Fund
—	Tamarack Mid Cap Growth Fund
—	Tamarack SMID Cap Growth Fund (formerly Tamarack Small Cap Growth Fund)
—	Tamarack Enterprise Fund
—	Tamarack Small Cap Core Fund (formerly Tamarack Enterprise Small Cap Fund)
—	Tamarack Value Fund
—	Tamarack Microcap Value Fund

Fixed Income Funds

—	Tamarack Quality Fixed Income Fund
—	Tamarack Tax-Free Income Fund

Each Fund has distinct investment objectives and policies. Shares of the Equity Funds and Fixed Income Funds are sold to the public by Tamarack Distributors Inc. (the “Distributor”) as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates.

The Trust is offering an indefinite number of shares of each class of shares offered by the particular Fund. See “Additional Purchase and Redemption Information” and “Other Information — Capitalization” below.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Equity Funds or the Fixed Income Funds, each dated January 29, 2007, (individually or collectively, the “Prospectus”). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related report of the independent registered public accounting firm in the Funds’ Annual Reports for their most recent fiscal years are incorporated by reference into this SAI. Copies of the Annual Reports and the Prospectus are available without charge, and may be obtained by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.voyageur.net.

Shareholder Information

INVESTMENT POLICIES

This SAI discusses the investment objectives of the Funds and the policies employed by the Funds to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund’s shareholders. Unless otherwise indicated, each investment policy and practice applies to all Funds.

THE FUNDS

TAMARACK LARGE CAP GROWTH FUND. Tamarack Large Cap Growth Fund pursues its objective of long-term capital appreciation by investing primarily in common stocks. In addition, the Fund may invest in other equity securities such as convertible securities and preferred stocks and may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see “Stock Index Futures Contracts,” “Option Writing and Purchasing,” “Options on Futures Contracts” and “Forward Foreign Currency Exchange Contracts”). The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through American Depositary Receipts (“ADRs”) (see “Foreign Securities”). Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks of large U.S. companies. Large companies are defined as those with market capitalization of $5 billion or more at the time of purchase. Companies that satisfy this test at the time of purchase will continue to be considered “large” for purposes of the 80% test even if they subsequently fall below this range. The Fund may also lend portfolio securities (see “Loans of Portfolio Securities”).

TAMARACK MID CAP GROWTH FUND. Tamarack Mid Cap Growth Fund pursues its objective of long-term capital appreciation by investing primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock (see “Convertible Securities”). The Fund expects to invest primarily in common stocks of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs (see “Foreign Securities”). Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks of mid-sized companies. The Fund may also invest in other equity securities, such as convertible securities and preferred stocks. Mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of companies in the Russell Midcap Growth Index at the time of purchase by the Fund. The Russell Midcap Growth Index is an unmanaged index that is designed to track the performance of medium sized growth companies with higher price-to-book ratios and higher forecasted growth values. The index is updated quarterly, and the companies included in the index, as well as their capitalization ranges, change from time to time. A company that was within the range of the index at the time its stock was purchased by the Fund will continue to be considered mid-sized for purposes of the 80% test even if its capitalization subsequently falls outside the range of the index. Although the Fund’s investments in debt securities in which the Fund invests for temporary defensive purposes and in convertible and preferred stock will generally be rated A, A-1, or better by Standard & Poor’s Corporation (“S&P”) or A, Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or deemed of comparable quality by the Advisor, the Fund is authorized to invest up to 15% of its assets in securities rated as low as BBB by S&P or Baa by Moody’s, or deemed of comparable quality by the Advisor. Securities rated BBB or Baa, or deemed equivalent to such securities, may have speculative characteristics. If any debt security held by the Fund is downgraded below BBB/Baa (or so deemed by the Advisor), the securities will generally be sold unless it is determined that such sale is not in the best interest of the Fund. The Fund will not invest in debt securities rated below BBB or Baa. In addition, the Fund may enter into stock index future contracts, options on securities and options on future contracts to a limited extent (see “Stock Index Futures Contracts”, “Option Writing and Purchasing”, and “Options on Futures Contracts”). The Fund may also invest in investment companies and real estate investment trusts (REITs) and lend portfolio securities (see “Investment Companies,” “Real Estate Investment Trusts” and “Loans of Portfolio Securities”).

TAMARACK SMID CAP GROWTH FUND. Tamarack SMID Cap Growth Fund pursues its objective of long-term capital appreciation by investing under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small to mid-sized companies. The Fund may also invest in other equity securities including common and preferred stocks and securities convertible into common stock of small to mid-sized companies (see “Convertible Securities”).

The Fund’s investments in non-U.S. issuers will generally be in the form of ADRs (see “Foreign Securities”). The Fund may also invest in foreign securities traded on U.S. exchanges. In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see “Stock Index Futures Contracts”, “Option Writing and Purchasing”, “Options on Futures Contracts” and “Forward Foreign Currency Exchange Contracts”). The Fund may also invest in investment companies and REITs (see “Investment Companies” and “Real Estate Investment Trusts”).

TAMARACK ENTERPRISE FUND AND SMALL CAP CORE FUND. Since Tamarack Enterprise Fund and Tamarack Small Cap Core Fund focus on smaller companies, the overall income return on these Funds may be low. Smaller companies frequently need to retain all or most of their profits to finance their growth and will pay small dividend yields, or none. If the companies are successful, the plow-back of earnings and internal financing of growth without the need to issue additional shares should ultimately enhance the companies’ per share earnings and dividend capability and should make their shares more attractive in the marketplace. The Funds may also lend portfolio securities (see “Loans of Portfolio Securities”).

TAMARACK VALUE FUND. The Fund invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets. In addition, the Fund intends to hold a small percentage of cash or high quality, short-term debt obligations for reserves to cover redemptions and unanticipated expenses. With respect to stocks, the Fund generally requires a minimum market capitalization of $1 billion at time of purchase. The Fund may also lend portfolio securities (see “Loans of Portfolio Securities”).

TAMARACK MICROCAP VALUE FUND. Tamarack Microcap Value Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in microcap value stocks. The Fund will provide notice to shareholders at least 60 days prior to any change in its policy of investing in microcap stocks. The Fund buys microcap value stocks using a quantitative model. Microcap value stocks combine the characteristics of “microcap stocks” and “value stocks.” The Fund defines “microcap stocks” as stocks of companies that have market capitalizations at the time of the Fund’s initial purchase of between $20 million and the capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks (the “upper limit”). (At the close of business on November 30, 2006, the upper limit was approximately $795 million.) The Fund defines “value stocks” primarily as those with low price-to-book characteristics.

Stocks may be purchased for the Fund’s portfolio if they meet the “microcap stock” and “value stock” criteria described above; are issued by companies which have reported net income for the twelve month period prior to purchase of the stock; and are priced above $5.00 per share, and have a low price to book valuation. Stocks with low liquidity (i.e. stocks for which it may be difficult to find an immediate buyer in the market) may be assigned a lower portfolio weighting. Low liquidity may also eliminate a stock which otherwise meets market capitalization and value criteria. There will be a portfolio review, which may result in rebalancing of holdings, at least once per year. Sales of portfolio holdings may be made gradually over time as required by the liquidity criteria of an individual security.

It is the Fund’s intention to maintain ownership of the microcap value stocks in its portfolio approximately in proportion to their respective market capitalizations, with certain adjustments in accordance with the criteria defined above, but this approach may be departed from for any of the following reasons. First, acquisition of the shares of smaller companies is sometimes difficult without disrupting the supply/demand relationship and thereby increasing transaction costs. For this reason, shares of companies on the buy list may be purchased when opportunities for block trades present themselves even if purchases of such a company’s stock would not otherwise be the highest priority on a market capitalization basis. Conversely, high priority shares might be avoided if they cannot be acquired at the time without disrupting the market. Second, the Fund will attempt to purchase shares in optimal lot sizes which precludes fine-tuning of the weighting. Third, the Fund’s Advisor takes a long-term view and does not feel it prudent to constantly purchase and sell stocks for short-term balancing.

While the objectives of this Fund would favor a fully invested position in individual microcap value stocks, the Fund may from time to time invest in exchange-traded index funds, including iShares, to the extent consistent with the Fund’s investment objective and policies, as an efficient means of achieving greater diversification. Such investments will be subject to limitations under the Investment Company Act of 1940, as amended (“1940 Act”), or the conditions of applicable exemptive orders, as applicable. Additionally, the practicality of Fund management requires liquidity. An average of about 5% of the Fund’s assets may be invested in cash or cash equivalents including: securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (such as U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. government agencies or instrumentalities that are backed by the full faith and credit of the U.S. Treasury or supported by the right of the issuer to borrow from the U.S. government), repurchase agreements, certificates of deposit, time deposits, commercial paper and other high quality short-term debt securities.

TAMARACK QUALITY FIXED INCOME FUND. Tamarack Quality Fixed Income Fund pursues its objective of current income and capital appreciation by investing in a diversified portfolio consisting primarily of investment grade debt obligations, including U.S. government securities. Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or by its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations (see “U.S. Government Securities,” “Mortgage Related Securities” and “Corporate Debt Securities”). These debt obligations may pay either fixed or variable rates of interest (see “Variable and Floating Rate Demand and Master Demand Notes”).

The Fund also has authority to invest in other types of securities, including preferred stocks, securities convertible into common stock, dollar-denominated obligations of non-U.S. issuers, various types of asset-backed securities, syndicated loans, municipal obligations and money market instruments (see “Convertible Securities,” “Foreign Securities,” “Syndicated Loans” and “Bond Anticipation Notes, Municipal Bonds and Revenue Bonds”). The Fund may also invest in income-producing securities issued by REITs (see “Real Estate Investment Trusts”). The Fund may engage in transactions in covered options and interest-rate futures contracts in order to lengthen or shorten the average maturity of its portfolio (see “Interest Rate Futures Contracts,” “Option Writing and Purchasing” and “Options on Futures Contracts”) and dollar roll transactions (see “Dollar Roll Transactions”). The Fund expects to maintain a dollar-weighted average portfolio maturity of between 5 and 15 years.

At least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in securities that are investment grade - i.e., rated within the four highest categories by nationally recognized statistical rating organizations (“rating agencies”) and of that at least 70% of the Fund’s total assets will be rated A or better by Moody’s or S&P or, if unrated, deemed of comparable quality by the Advisor. If the rating of a security held by the Fund is reduced, the Advisor is not required to sell the security but will do so if and when the Advisor believes the sale is in the best interests of the Fund. Up to 30% of the Fund’s total assets may be invested in securities rated BBB by S&P or Baa by Moody’s or lower (or, if unrated, deemed of comparable quality by the Advisor) at the time of purchase by the Fund, in preferred stocks, zero coupon obligations (see “Zero Coupon and Pay-in-Kind Securities”) and in convertible securities provided that no more than 20% of the Fund’s net assets is invested in preferred stocks and convertible securities. Up to 20% of the Fund’s total assets may be invested in high-yield obligations and/or obligations of emerging market countries. The Fund may also, but is not required to, and when it is consistent with the Fund’s investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns (see “Derivatives”). The Fund’s Advisor pursues the Fund’s investment objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Advisor constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. The Fund may invest in defensive investments as described under the Temporary Defensive Positions section of this SAI. The Fund may also invest in other investment companies; forward commitments and when-issued securities, municipal lease obligations, stand-by commitments; participation interests and third party puts (see “Investment Companies,” “Forward Commitments and When-Issued Securities,” “Forward Foreign Currency Exchange Contracts,” “Municipal Lease Obligations,” “Stand-by Commitments,” “Participation Interests,” and “Third Party Puts”). The Fund has authority to lend its portfolio securities (see “Loans of Portfolio Securities”).

TAMARACK TAX-FREE INCOME FUND. The Fund will have substantially all of its assets invested in intermediate-term municipal securities that are rated investment-grade or deemed by the Advisor to be investment grade, the interest on which is deemed exempt from federal income tax (including the alternative minimum tax).

The Fund invests, under normal circumstances, at least 80% of it net assets, plus the amount of any borrowings for investment purposes, in municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities, the interest on which is, in the opinion of the issuer’s bond counsel, exempt from federal income tax and any alternative minimum tax, however, the Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. The Fund may invest any remaining balance in taxable money market instruments on a temporary basis, if management believes this action would be in the best interest of shareholders. Included in this category are: obligations of the U.S., its agencies or instrumentalities; certificates of deposit; bankers’ acceptances and other short-term debt obligations of U.S. banks with total assets of $1 billion or more; and commercial paper rated A-2 or better by S&P, Prime-2 or better by Moody’s or F2 or better by Fitch Ratings (“Fitch”), or certain rights to acquire these securities. (See “Temporary Defensive Positions” below.) The Fund may also, but is not required to, and when it is consistent with the Fund’s investment goals, enter into certain derivatives transactions. These may include: buying or selling options or futures on a security or an index of securities or entering into interest rate transactions, including swaps. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date.

An interest swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a defined period of time. The Fund would generally use derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to certain risks, such as interest rate risk, or to enhance returns (see “Derivatives”).

The Fund reserves the right to deviate temporarily from this policy during extraordinary circumstances when, in the opinion of management, it is advisable to do so in the best interests of shareholders. The Fund will invest in securities that at the time of purchase are rated investment grade or, if non-rated, are deemed by the Advisor to be of investment grade quality.

The Fund may invest in securities that do not carry a credit rating by a rating agency. Such securities usually have less liquidity than rated securities and may have a higher degree of credit risk. The Fund’s Advisor intends to reduce this risk by only purchasing securities which in its opinion are of comparable credit quality to securities rated investment grade.

Municipal securities include bonds and other debt obligations issued by or on behalf of states, territories and possessions of the United States of America and the District of Columbia including their political subdivisions or their duly constituted authorities, agencies and instrumentalities, the interest on which is exempt from federal income tax. Municipal securities also include industrial revenue bonds, college and hospital revenue bonds and other “private activity bonds” which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so.

Municipal securities are issued to obtain proceeds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, waterworks and sewer systems. Municipal securities also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions and facilities or for general operating expenses.

The two principal classifications of municipal bonds are “general obligation” and “revenue.” General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source or not-for-profit organizations.

The Tax-Free Income Fund may invest in industrial development bonds, the interest from which is exempt from federal income tax. Under certain circumstances, “substantial users” of the facilities financed with such obligations or persons related to “substantial users” of the facilities financed with such obligations may be required to pay federal income tax on this otherwise exempted interest. Such persons should consult the Internal Revenue Code and their financial advisor to determine whether or not the Tax-Free Income Fund is an appropriate investment for them.

There are a variety of hybrid and special types of municipal obligations, as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications of general obligation and revenue.

Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Also included in this category are Construction Loan Notes, Short-Term Discount Notes and Project Notes issued by a state or local housing agency but secured by the full faith and credit of the United States.

The Fund’s investments in municipal obligations may also include zero coupon and pay-in-kind securities, variable and floating rate demand and master demand notes, and when-issued securities (see “Zero Coupon and Pay-in-Kind Securities,” “Variable and Floating Rate Demand and Master Demand Notes” and “Forward Commitments and When-Issued Securities”).

Yields on municipal securities depend on a variety of factors, such as the size of a particular offering, the maturity and the rating of the obligation, economic and monetary conditions, and conditions of the municipal securities market, including the volume of municipal securities available.

Market values of municipal securities will vary according to the relation of their yields available. Consequently, the net asset value of the Fund and its shares can be expected to change as the level of interest rates fluctuates.

Municipal obligations, like all other debt obligations, carry a risk of default. Through careful selection and supervision, and concentration in investment grade or non-rated bonds deemed by the Advisor to be investment grade, the Advisor intends to reduce this risk. Prices of outstanding municipal securities will fluctuate with changes in the interest rates on new issues. Thus, the price of the Fund’s shares will tend to increase as the rates on new issues decline, and decrease whenever the current rate is rising. Management will seek to minimize such share price fluctuation to the extent this can be achieved without detracting from the Fund’s primary objectives.

Municipal securities are not traded as actively as other securities. Even though municipal securities will be redeemed at face value upon maturity, from time to time, when there has been no active trading in a particular Fund holding, its interim pricing for the purpose of the daily valuation of the Fund shares may have to be based on other sources of information and methods deemed fair and reasonable by the Fund’s Board of Trustees. One principal method that is commonly used by Funds and other investors who own municipal securities is called matrix pricing, a pricing methodology that groups similarly structured securities and applies the same relative price movements to the group.

In determining to invest in a particular municipal obligation, the Advisor will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Advisor will not make an independent investigation of the basis for any such opinion.

From time to time, proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal was enacted, the availability of municipal securities for investment by the Fund would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the consideration of the shareholders.

DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES

CASH MANAGEMENT. The Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily convertible into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while a Fund looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During these times, the Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Funds will apply the following criteria to their investments:

(1)

Certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion, which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

(2)

Commercial paper will be limited to companies rated P-2 or higher by Moody’s or A-2 or higher by S&P, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased, if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P;

(3)

The Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody’s or AA or higher by S&P; and,

(4)

The Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the Funds’ net asset value.

TEMPORARY DEFENSIVE POSITIONS

The Funds may invest without limit in debt instruments for temporary defensive purposes when the Advisor has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See “Bank Obligations,” “Commercial Paper,” “Corporate Debt Securities,” “Repurchase Agreements” and “Variable and Floating Rate Demand and Master Demand Notes”.) The Large Cap Growth, Mid Cap Growth and SMID Cap Growth Funds’ defensive investments may include instruments rated in the top three rating categories, but up to 15% of each Equity Fund’s assets may be invested in securities rated BBB or Baa by S&P or Moody’s. These instruments may have speculative characteristics. Each Fund may also, to a limited extent and consistent with its objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

In addition, the Equity Funds may invest in equity securities which in the Advisor’s opinion are more conservative than the types of securities that the Funds typically invest in. Each of the Fixed Income Funds may also shorten its dollar-weighted average maturity below its normal range if such action is deemed appropriate by the Advisor for temporary defensive purposes.

During such periods when the Funds are not investing according to their principal investment strategies, the Funds may not achieve their investment objectives.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Obligations”). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds. U.S. Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. Treasury.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the U.S. Treasury, such as mortgage-backed certificates issued by the Government National Mortgage Association. Others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Other Government Obligations, such as obligations of the Federal National Mortgage Association, Federal Home

Loan Mortgage Corp. and Tennessee Valley Authority are backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still other Government Obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the net asset value of any Fund’s shares.

BANK OBLIGATIONS. These obligations include negotiable certificates of deposit, bank notes and bankers’ acceptances. These Funds may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by foreign branches of U.S. banks or by foreign banks located abroad. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation. Certificates of deposit and bank notes are short-term, interest-bearing negotiable certificates issued by a commercial bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

SYNDICATED LOANS (QUALITY FIXED INCOME FUND). The Fund may invest in interests in syndicated loans. Such interests may be acquired from an agent bank, from co-lenders or from other holders of syndicated loan interests. Such an investment may take the following forms: (i) participation interests in a corporate loan; (ii) assignments of a corporate loan; or (iii) novations of a corporate loan. The Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In an assignment, the Fund would purchase an assignment of all or a portion of a lender’s interest in a corporate loan. In such an investment, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but the Fund would otherwise be entitled to all of the assigning lender’s rights in the corporate loan. In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and the right to enforce its rights as a lender directly against the borrower. The Fund also may purchase an interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund would be entitled to receive payments of principal, interest and fees (if any), but in general would not be entitled to enforce its rights directly against the agent bank or the borrower. Instead, the Fund would have to rely on the lending institution for the enforcement of its rights against such parties.

In a corporate loan arrangement involving the sale of syndicated loan interests, the agent bank typically administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments for all lenders that are parties to the agreement. In such arrangements, the agent bank will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Fund. In general, the Fund will rely on the agent bank or an intermediary to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take action under the terms of the corporate loan agreement to protect participants in the loan, such as the Fund. The Fund will typically rely on the agent bank to use appropriate creditor remedies against the borrower. The borrower compensates the agent bank for its activities; it may pay the agent bank fees when the loan arrangement is structured and funded and other fees on an ongoing basis.

Under certain circumstances, an agent bank’s employment may be terminated (for example, if it fails to exercise the standard of care specified in the loan arrangement or becomes insolvent). In such a case, a successor agent bank generally will be appointed, and assets held by the agent bank under the corporate loan agreement should remain available to the holders of interests in the loans. There is some risk, however, that assets held by an agent bank for the benefit of the Fund could be determined to be subject to the claims of the agent bank’s creditors. In such a situation, the Fund could incur additional costs and/or delays in connection with enforcing its claims, or lose principal and/or interest. When the Fund relies on intermediaries other than agent banks, similar risks may be present.

When the Fund acts as co-lender in connection with a syndicated loan interest, or when the Fund acquires a syndicated loan interest that provides that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In connection with any investment in syndicated loan interests, the Fund’s investment advisor will evaluate the financial condition of each co-lender and other participant to ensure that the interest meets the Fund’s qualitative standards.

When the Fund does not act as co-lender but instead acquires syndicated loan interests from a co-lender or another holder of such interests, the principal credit risk remains the risk associated with the underlying borrower. However, the Fund may incur additional credit risk under such circumstances because the Fund assumes the risk of insolvency of the co-lender from which it acquired its syndicated loan interest (or, in cases in which there is an intermediary positioned between the Fund and the co-lender, the risks of insolvency of the co-lender and/or the intermediary).

When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund’s portfolio.

At times there may not be a readily available market for syndicated loan interests. In some cases, this could result in the Fund disposing of such interests at a substantial discount or holding them until maturity.

COMMERCIAL PAPER. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations (including special purpose corporations) and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

REPURCHASE AGREEMENTS. The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Advisor, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Advisor will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

LOANS OF PORTFOLIO SECURITIES (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, ENTERPRISE FUND, SMALL CAP CORE FUND, VALUE FUND AND QUALITY FIXED INCOME FUND). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a particular Fund.

The Funds will earn income for lending their securities from fees paid by borrowers and from the investment of cash collateral. The Funds will then pay the lending agent a percentage of the lending income. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In the event that a borrower fails to return the lent security, the lending agent will indemnify the Funds based on the difference in value between the closing market value of the security on the date it should have been returned and the value of the cash collateral. The Funds assume all risk of loss arising out of collateral investment loss and any resulting collateral deficiencies.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES. The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund maintains a segregated or earmarked account with the Trust’s custodian, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund’s assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

Obligations purchased on a when-issued basis or held in the Funds’ portfolios are subject to changes in market value based not only upon the public’s perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.

When payment is made for when-issued securities, a Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains, which could cause the Funds to realize income not exempt from federal income taxation.

CORPORATE DEBT SECURITIES. Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund, or if unrated, are in the Advisor’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s, S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders. The Funds’ investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

•

“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•

“Qubes” (QQQ), which invest in the stocks of the NASDAQ® 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares,” which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

•

“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund’s investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS EXCEPT TAX-FREE INCOME FUND). All Funds except Tax-Free Income Fund may invest to a limited extent in equity or debt real estate investment trusts (“REITs”). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT TAX-FREE INCOME FUND). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock — i.e., they have a prior claim against the issuer’s assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

FOREIGN SECURITIES (ALL FUNDS EXCEPT TAX-FREE INCOME FUND). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund’s objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Through the Funds’ flexible policies, the Advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Funds’ investments.

SHORT SALES AGAINST THE BOX (EQUITY FUNDS). Each Fund may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Advisor to be creditworthy. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

DERIVATIVES: A derivative is a financial instrument which has a value that is based on (“derived from”) the value of another asset, index or interest rate. Derivatives include options, futures, options on futures, and swap agreements (see additional disclosure below.) The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard bond and equity securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of risk management, seeking to reduce transaction costs, or otherwise seeking to add value to an individual portfolio when a derivative instrument is more favorably priced relative to the underlying security. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Funds will not use derivatives solely for speculative purposes.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: 1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; 2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; or 3) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate. There is also the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate. Finally, the decision to purchase or sell a derivative depends in part upon the ability of the Advisor to forecast certain economic trends, such as interest rates. If the Advisor incorrectly forecasts these trends, or in the event or unanticipated market movement, there is a risk of loss to the portfolio upon liquidation of the derivative.

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OPTION WRITING AND PURCHASING. A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities’ cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or “strike”) price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund may sell “covered” put and call options as a means of hedging the price risk of securities in the Fund’s portfolio. The sale of a call option against an amount of cash equal to the potential liability of a put constitutes a “covered put.” When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated or earmarked account with its custodian consisting solely of liquid assets equal to its liability under the option, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues.

Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Advisor and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds’ 15% limit on investments in securities which are illiquid or not readily marketable (see “Investment Restrictions”), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a “repurchase formula” will not be subject to such 15% limit.

It may be a Fund’s policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund’s interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund’s portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

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RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

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FUTURES CONTRACTS. The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, interest rate, index, and may purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

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OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

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RISKS OF FUTURES AND RELATED OPTIONS INVESTMENTS. There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund’s use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Advisor’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund’s portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund’s return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited. Therefore, although the Funds have authority to engage in futures transactions, they have no present intention to do so and will engage in such transactions only when disclosure to that effect has been added to the Prospectus.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Pursuant to claims for exemption filed with the Commodity Futures Trading Commission and/or the National Futures Association on behalf of the Funds, the Funds are not deemed to be a “commodity pool” and the Advisor is not deemed to be a “commodity pool operator” under the Commodity Exchange Act and the Funds and the Advisor are not subject to registration or regulation as such under the Commodity Exchange Act.

The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets and also, for Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund and Tamarack SMID Cap Growth Fund, on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate. Transactions for foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund’s portfolio.

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FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (EQUITY FUNDS). Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

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RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS (EQUITY FUNDS). The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

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RISKS OF FOREIGN CURRENCY OPTIONS (EQUITY FUNDS). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

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SWAP AGREEMENTS (FIXED INCOME FUNDS). These Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities and credit swaps. A swap agreement is an agreement between two parties (generally referred to as the counterparties) to exchange payments at specified dates calculated on a specific asset, interest rate, or index. The payments are based on the specific dollar amount (generally referred to as the notional amount), invested in the asset, interest rate, or index. Examples of some types of swap agreements in which these Funds may engage are interest rate swaps, index swaps and total return swaps. Generally swap agreements are structured so that the specified payments due from each counterparty are netted, with net payment being made only to the counterparty entitled to receive such payment.

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RISKS OF SWAP AGREEMENTS (FIXED INCOME FUNDS). As is the case with most investments, swap agreements are subject to market risk, and there can be no guarantee that the Advisor will correctly forecast the future movements of interest rates, indexes or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of each Fund’s underlying portfolio investments. Swap agreements may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. Swap agreements may be subject to each Fund’s limitations on illiquid securities.

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Swap agreements are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity. Swaps are also subject to counterparty risk, which is the risk that the other party to the agreement will fail to make required payments at the specified time. The swap market is relatively new and is largely unregulated. It is possible that changes in the market, including potential government regulation, could adversely affect a Fund’s ability to terminate an existing swap agreement or affect the amount to be realized under an agreement.

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INTEREST RATE FUTURES CONTRACTS (FIXED INCOME FUNDS). These Funds may purchase and sell interest rate futures contracts (“futures contracts”) as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated “contracts markets” which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Advisor anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund’s portfolio securities declined, the value of the Fund’s futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Advisor expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

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DOLLAR ROLL TRANSACTIONS (FIXED INCOME FUNDS). Each Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

MORTGAGE-RELATED SECURITIES (FIXED INCOME FUNDS). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the “CPR”), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of such securities held by a Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, a Fund may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association (“GNMA”)); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

A Fund may also invest in investment grade Collateralized Mortgage Obligations (“CMOs”) which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to in investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund’s ability to invest in such CMOs will be limited. See “Investment Restrictions.”

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund’s prospectus and/or SAI have been revised to reflect such securities.

OTHER ASSET-BACKED SECURITIES (FIXED INCOME FUNDS). Other asset-backed securities are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies and with applicable law and regulations. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are also subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future. Certain asset backed securities may be considered derivative instruments.

ZERO COUPON AND PAY-IN-KIND SECURITIES (FIXED INCOME FUNDS). Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

MUNICIPAL LEASE OBLIGATIONS (FIXED INCOME FUNDS). These Funds may invest in municipal lease obligations including certificates of participation (“COPs”), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal obligations. A Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the Advisor, to be of a quality comparable to the Fund’s quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Board of Trustees will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Advisor will evaluate the credit quality and, pursuant to guidelines adopted by the Trustees, the liquidity of the security. In making its evaluation, the Advisor will consider various credit factors, such as the necessity of the project, the municipality’s credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the “non-appropriation” risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, a Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by a Fund will be determined pursuant to guidelines approved by the Board of Trustees.

Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation’s rating; and, if the security is unrated, the factors generally considered by a rating agency.

STAND-BY COMMITMENTS (FIXED INCOME FUNDS). A Fund may acquire “stand-by commitments,” which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), the right to sell up to the same principal amount of such securities back to the seller, at the Fund’s option, at a specified price. Stand-by commitments are also known as “puts.” A Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund’s portfolio securities. The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

The Funds expect that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Trustees will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

There is no assurance that stand-by commitments will be available to the Funds and the Funds do not assume that such commitments would continue to be available under all market conditions.

PARTICIPATION INTERESTS (FIXED INCOME FUNDS). A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund’s Advisor has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Advisor that interest earned by the Fund on municipal obligations on which it holds participation interests is exempt from federal income tax.

THIRD PARTY PUTS (FIXED INCOME FUNDS). A Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond’s tax-exempt status, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund’s portfolio.

These bonds coupled with puts may present tax issues also associated with stand-by commitments. As with any stand-by commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage the Fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

BOND ANTICIPATION NOTES, MUNICIPAL BONDS AND REVENUE BONDS (FIXED INCOME FUNDS).

Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under “Fannie Mae” (Federal National Mortgage Association) or “Ginnie Mae” (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either “general obligation” or “revenue” bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit a Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer’s full faith and credit and taxing (usually property tax) power.

Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

Although the interest on most municipal bonds is exempt from federal income taxes, some are not eligible for this exemption. These are known as taxable municipal securities. These bonds are issued for certain purposes which do not qualify for tax-exempt treatment, and their designation as taxable municipal securities is determined at the time of issuance. They may be either general obligation or revenue bonds.

The Tax-Free Income Fund may invest more than 25% of its net assets in (a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, but they do not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the prospectuses and this Statement of Additional Information with respect to Tax-Free Income Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Income Fund has been introduced in Congress; other legislation of this type also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Income Fund’s portfolio. Upon the effectiveness of any legislation that materially affects Tax-Free Income Fund’s ability to achieve their investment objectives, the Board of Trustees of the Trust will reevaluate the Fund’s investment objectives and submit to its shareholders for approval necessary changes in their objectives and policies.

ILLIQUID AND RESTRICTED SECURITIES. The Funds may invest in illiquid and restricted securities. However, each Fund will not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds.

Each Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as a Fund determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

(1)

Each Fund has elected to be classified as a diversified series of an open-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

Additionally, the Funds have the following investment restrictions:

(2)

Each Fund will not borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(3)

Each Fund will not issue any class of senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(4)

Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

(5)

Each Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

(6)

Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(7)

Each Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that (i) with respect to Tax-Free Income Fund, this restriction will prevent the Fund from concentrating in industrial building revenue bonds issued to financial facilities for non-governmental issuers in any one industry, but this restriction does not apply to other municipal obligations; and (ii) this restriction will not apply to a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(8)

Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

Supplemental (Non-Fundamental) Clarification of Certain Fundamental Investment Policies/Restrictions

For purposes of investment policy number 1, Quality Fixed Income Fund considers a municipal obligation to be issued by the government entity (or entities) whose assets and revenues back the municipal obligation. For a municipal obligation backed only by the assets and revenues of a non-governmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment policy number 7. Policy number 7, above, will prevent Tax-Free Income Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free municipal obligations. For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of investment restriction number 7, the Funds’ concentration policy shall not apply to tax-exempt municipal obligations. For purposes of investment restriction number 7, the Funds that are permitted to invest in participation interests consider both the selling bank and the issuer of the municipal obligation to be an issuer of the participation interest. For purposes of investment restriction number 8, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain liquid assets in a segregated or earmarked account for the period of its obligation under such contract or option in an amount equal to its obligations under such contracts or options, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues. For purposes of investment restriction number 7, with respect to Tamarack Tax-Free Income Fund, “Municipal Obligations” means tax-free municipal obligations.

Additional Fundamental Policies Applicable to Certain Funds

Tamarack Tax-Free Income Fund has adopted a fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities and the interest they pay is expected to be exempt from federal income tax and any alternative minimum tax.

Non-Fundamental Investment Restrictions. Certain Funds are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.

Each of Tamarack Large Cap Growth Fund, Tamarack Quality Fixed Income Fund, Tamarack Mid Cap Growth Fund, and Tamarack SMID Cap Growth Fund may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days’ notice).

Tamarack Large Cap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of large U.S. companies each having $5 billion or more in market capitalization at the time of purchase by the Fund. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Mid Cap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% its net assets, plus any borrowings for investment purposes, in common stocks of mid-sized companies. Mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of companies in the Russell Midcap Growth Index at the time of purchase by the Fund. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack SMID Cap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small to mid-sized companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Small Cap Core Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of small, faster-growing companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Microcap Value Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of microcap value stocks. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in its policy of investing at least 80% of its assets in microcap stocks. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Quality Fixed Income Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of U.S. Government obligations (those that are issued by the U.S. Government or its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Enterprise Fund, Tamarack Small Cap Core Fund, and Tamarack Microcap Value Fund will not:

1.	invest in companies for the purpose of exercising control of management;

2.	purchase shares of other investment companies except in the open market at ordinary broker’s commission, but not in excess of 5% of the Fund’s assets, or pursuant to a plan of merger or consolidation;

3.	purchase securities on margin or sell securities short;

4.

invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which including predecessors, have not had at least three years’ continuous operations nor invest more than 25% of the Fund’s assets in any one industry;

5.

purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company’s securities, if all such persons owning more than 1/2 of 1% of such company’s securities own in the aggregate more than 5% of the outstanding securities of such company;

6.	make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

7.

enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors or any organization in which such persons have a financial interest except for transactions in the Fund’s own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time;

8.	make itself or its assets liable for the indebtedness of others; or

9.	invest in securities which are assessable or involve unlimited liability.

Tamarack Value Fund will not:

1.	invest in companies for the purpose of exercising control of management;

2.	purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation;

3.	purchase securities on margin or sell securities short;

4.

invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which including predecessors, have not had at least three years’ continuous operations;

5.

purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company’s securities, if all such persons owning more than 1/2 of 1% of such company’s securities own in the aggregate more than 5% of the outstanding securities of such company;

6.	make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

7.

enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors or any organization in which such persons have a financial interest except for transactions in the Fund’s own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time;

8.	make itself or its assets liable for the indebtedness of others; or

9.	invest in securities which are assessable or involve unlimited liability.

Tamarack Tax-Free Income Fund will not:

1.	invest in companies for the purpose of exercising control;

2.	invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

3.	purchase securities on margin or sell short;

4.

invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities;

5.

purchase or retain securities of an issuer if to the knowledge of the Fund’s management those directors of the Fund, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

6.	mortgage, pledge or hypothecate the assets of the Fund to an extent greater than 10% of the value of the net assets of the Fund;

7.	invest in put, call, straddle or special options; or

8.	invest in equity securities or securities convertible into equities.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a medallion signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Funds.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Advisor at its cost, subject to a minimum charge of $5 per account, per year requested.

Each statement and transaction confirmation will request that you inform the Fund in writing of any questions about the information presented. If you do not notify the Fund in writing of any questions within the specified time period, the Funds will consider you to have approved the information in the statement.

The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes shareholders of the Funds’ special investment programs.

The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment, except when a responsible person has indemnified the Funds against losses resulting from the failure of investors to make payment. In the event that the Funds sustain a loss as the result of failure by a purchaser to make payment, the Funds’ underwriter will cover the loss. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Sales (Redemptions)

The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.

The Funds will transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a proper redemption request has been received usually no later than the third business day after it is received. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non certificated shares held in an open account. The Funds reserve the right to refuse a telephone or fund web site redemption request. At our option, the Funds may pay such redemption by wire or check. The Funds may reduce or waive the $10 charge for wiring redemption proceeds in connection with certain accounts.

Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action, if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund’s intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

As disclosed in the prospectuses for the Tamarack Equity Funds and Tamarack Fixed Income Funds, a 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic monthly redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser’s asset allocation program (not at the direction of the investment adviser’s client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the “first in, first out” method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. In other words, shares of the Tamarack Equity Funds and Tamarack Fixed Income Funds that are held for 30 days or less generally are redeemable at a price equal to 98% of the then current net asset value per share and this 2% discount, which is referred to in the prospectuses and this SAI as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption.

The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “How Share Price is Determined” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.

Shares

Each of the classes of shares of the Funds is sold on a continuous basis by the Fund’s Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Equity Funds and Fixed Income Funds offer the following classes of shares: Class A Shares, Class C Shares, Class R Shares and Class S Shares. Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, and Quality Fixed Income Fund also offer Class I Shares.

Class A Shares —	All Equity Funds and Fixed Income Funds

Class C Shares —	All Equity Funds and Fixed Income Funds

Class I Shares —

Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack SMID Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Small Cap Core Fund, and Tamarack Quality Fixed Income Fund. Class I Shares of Tamarack Quality Fixed Income Fund are not offered to new investors. Class I Shares of Tamarack Enterprise Fund, Tamarack Small Cap Core Fund, Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund and Tamarack SMID Cap Growth Fund are offered to institutions or individuals (there is a $250,000 minimum requirement for initial investment) or benefit plans having minimum plan assets of $6,000,000 (there is no minimum requirement for initial investment for participants of these qualified retirement plans).

Class R Shares —

All Equity Funds and Fixed Income Funds. Class R Shares are available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds. These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.

Class S Shares —	All Equity Funds and Fixed Income Funds

EXCHANGE OF FUND SHARES

As described in the Prospectus, the Funds offer convenient ways to exchange shares of a Fund for shares of another Fund. With the exception of exchanges to or from the Tamarack Prime Money Market Fund, the Share Class must be the same in the two Funds involved in the exchange. Shares exchanged within 30 days of purchase will be subject to a redemption fee of 2% of the value of the shares exchanged. The Funds also reserve the right to limit exchanges.

You must meet the minimum investment requirement of the Fund you are exchanging into and the names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the Prospectus describing the Fund into which the exchange will occur.

The Trust may terminate or amend the terms of the exchange privilege as to any Fund at any time upon 60 days notice to shareholders.

MANAGEMENT

TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds and the conduct of the Trust’s business. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance.

The age, address and principal occupations for the past five years of each Trustee and executive officer of the Trust are listed below. Each Trustee and officer serves in such capacity for an indefinite period of time until their removal, resignation or retirement. No Trustee serves as a director or trustee of another mutual fund.

INDEPENDENT TRUSTEES

Name, Age And Address(1)	Position, Term Of Office And Length Of Time Served With The Trust	Principal Occupation(s) During Past 5 Years	Number Of Portfolios In Fund Complex Overseen By Trustee	Other Director/Trustee Positions Held By Trustee
T. Geron Bell (65)	Indefinite (Trustee since January 2004)	President of Twins Sports, Inc. (parent company of the Minnesota Twins) since November 2002; prior thereto President of the Minnesota Twins Baseball Club Incorporated since 1987.	15	None

Lucy Hancock Bode (55)	Indefinite (Trustee since January 2004)	Healthcare consultant (self-employed).	15	BioSignia

Leslie H. Garner Jr. (56), Cornell College. 600 First Street West Mt. Vernon, IA 52314	Indefinite (Trustee since January 2004)	President, Cornell College.	15	None

Ronald James (56)	Indefinite (Trustee since January 2004)	President and Chief Executive Officer, Center for Ethical Business Cultures since 2000; President and Chief Executive Officer of the Human Resources Group, a division of Ceridian Corporation, 1996-1998. Ceridian Corporation is an information services company specializing in human resources outsourcing solutions.	15	Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (57)	Indefinite, (Trustee since January 2004)	Chief Investment Officer, Hall Family Foundation.	15	None

H. David Rybolt (64)	Indefinite (Trustee since January 2004)	Consultant, HDR Associates (management consulting).	15	None

James R. Seward (53)	Indefinite (Trustee since January 2004)	Private investor, 2000 to present; Financial Consultant, Seward & Company, LLC, 1998-2000; CFA.	15	Syntroleum Corp.

William B. Taylor (61)	Indefinite (Trustee since September 2005)	Consultant (2003-present) Partner (until 2003) Ernst & Young LLP.	15	None

INTERESTED TRUSTEE

Erik R. Preus (42)	Indefinite (Trustee since March 2006)	President and Chief Executive Officer, Tamarack Funds Trust (2006 to present); Head of Retail Asset Management (2006 to present), Chief Operating Officer (2005-2006), Voyageur Asset Management Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003).	15	None

(1)  Unless otherwise specified, the mailing address for each Trustee is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

Executive Officers(1)

Name, Age And Address	Position, Term Of Office And Length Of Time Served With The Trust	Principal Occupation(s) During Past 5 Years

Erik R. Preus (41)	President and Chief Executive Officer since September 2006

Head of Retail Asset Management (2006 to present), Chief Operating Officer (2005-2006), Voyageur Asset Management; Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003).

David P. Lux (52)	Treasurer, Chief Financial Officer and Principal Accounting Officer since September 2005

Vice President and Director, Mutual Funds (2006 to present), Vice President and Mutual Funds Finance Manager (2004-2006), Voyageur Asset Management ; Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003).

Martin A. Cramer (57)	Senior Compliance Officer and AML Compliance Officer since January 2004 and Vice President since September 2006

Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003 to present); Legal and Regulatory Affairs Vice President, Chief Compliance Officer and Secretary, Jones & Babson, Compliance Officer Inc. (mutual fund management company); Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer(2); and Vice President, Chief Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds (2001-2003).

Kathleen A. Gorman (42)	Chief Compliance Officer (“CCO”) since April 2006 and Assistant Secretary since September 2006

Chief Compliance Officer (April 2006 to present), Voyageur Asset Management; Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004).

Monica V. Ballard (37)	Secretary and Chief Legal Officer since September 2005	Vice President and Senior Associate General Counsel, RBC Dain Rauscher (2004 to present); Counsel, Allianz Life (2002-2004); Associate Counsel, American Express Financial Advisors (1996-2002).

John M. Huber (38)	Chief Investment Officer, Fixed Income Products since February 2005	Chief Investment Officer, Fixed Income, Voyageur Asset Management February 2005); Galliard Capital Management, Principal and Senior Portfolio Manager (1995-2004).

Nancy M. Scinto (47)	Chief Investment Officer, Equity Products since January 2004	Managing Director and Director of Research, Voyageur Asset Management (2003 to present); Managing Director, Voyageur Asset Management (1999-2003).

Gordon Telfer (41)	Portfolio Strategist since March 2004

Vice President and Senior Portfolio Manager, Voyageur Asset Management (2004 to present); Vice President and Portfolio Manager, Voyageur Asset Management (2003-2004); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000).

(1)	The address of each officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)

Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc. and Investors Mark Series Fund, Inc.

The Trust has an Audit Committee, consisting of Trustees that are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). Current members are Messrs. Garner, Rybolt and Taylor. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (1) to approve the appointment, compensation, retention and oversight of the work of any independent auditors engaged for the purpose of performing an audit of the Funds’ financial statements and preparing or issuing an audit report or performing other attest services for the Funds (including resolution of disagreements between the independent auditors and the Trust’s management or BISYS Fund Services Ohio, Inc., regarding financial reporting); (2) to inquire as to and review information concerning the independence of the auditors, specifically as to whether the auditors have provided any non-attest services to the Funds or any entity related to the Trust or to its service providers that have not been pre-approved by the Audit Committee or its delegate; (3) to receive the auditors’ specific written representation as to their independence; (4) to meet with the Funds’ independent auditors in advance of any audit work to review (a) the arrangements for, the procedures to be used in, and the scope of the annual or any special audits, with particular attention to a review of critical accounting policies; (b) to review in advance the staffing for the performance of the audit work and to obtain assurance that the work will be performed by personnel with sufficient “fund” experience and that the engagement and other “critical” position partners meet all applicable regulations regarding partner and other personnel rotation requirements; (c) any changes in fund-related generally accepted accounting principles that may have been promulgated during the past year; (d) any changes in internal controls or accounting practices that the Trust’s management, the auditors or any of the other service providers have proposed since the last audit or are proposing in connection with the upcoming audit or audits; (5) to meet with the Funds’ independent auditors at the completion of the annual or any special audits to review and discuss: (a) the auditors’ findings, proposed adjustments, and recommendations with respect to financial statement presentation and footnote disclosure in the underlying financial statements and their presentation to the public in the Annual Report and Form N-CSR; (b) any disagreements regarding potential adjustments to the financial statements or other reports; (c) any concerns regarding the adequacy or accuracy of footnote disclosures; (d) the form of opinion the auditors propose to issue with respect to the Annual Report and Form N-CSR; (e) any concerns regarding the internal controls of the advisor or any service provider with respect to any of the Funds; (6) to investigate any reports from Trust officers or employees or service providers to the Funds regarding significant deficiencies in internal controls that could adversely affect the Funds’ ability to record, process, summarize or report financial data, or any fraud, whether material or not, that involves the advisor, BISYS Fund Services Ohio, Inc., any other service provider or employees who play a role in the Funds’ internal controls; (7) to consider the effect upon the Funds of any accounting principle or practices proposed by the advisor, BISYS Fund Services Ohio, Inc., or the auditors; (8) to review and approve the fees proposed or charged by the auditors for audit and non-audit services; (9) to investigate any improprieties or suspected improprieties in Fund financial and accounting operations that come to the Audit Committee’s attention; (10) to pre-approve, or delegate the authority to pre-approve, audit and permissible non-audit services as described in the charter; (11) to report on its activities to the Board of Trustees on a regular basis and to make recommendations regarding the above matters and such other matters as the Audit Committee finds necessary or appropriate; and (12) to establish and periodically review procedures for the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters. For the fiscal year ending September 30, 2006, the Audit Committee met four times.

The Trust has a Nominating Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by to the full Board. For non-Independent Trustees, the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Tamarack Funds, should be submitted to the Chair of the Committee at the address maintained for communications with Independent Trustees. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. For the fiscal year ending September 30, 2006, the Nominating Committee met four times.

The Trust has a Corporate Governance Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. The Board of Trustees has developed a set of Principles of Corporate Governance to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. For the fiscal year ending September 30, 2006, the Corporate Governance Committee met four times.

The Trust has a Valuation, Portfolio Management and Performance Committee currently comprised of Messrs. Bell, Preus, MacDonald and Seward. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to investigate matters brought to its attention within the scope of its duties; (6) to assure that all its actions are recorded in minutes of its meetings and maintained with the Funds’ records; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ending September 30, 2006, the Valuation Committee met four times.

The Trust has a Compliance Committee currently comprised of Messrs. Bell, Garner, and James. The Compliance Committee held its initial meeting in December, 2006 to establish its primary duties and responsibilities, including: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate.

As of December 31, 2006, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds, except as indicated below:

Fund	Class	% of Class Owned of Group

Large Cap Growth Fund	A	2.70%

Large Cap Growth Fund	I	5.38%

SMID Cap Growth Fund	A	1.94%

Value Fund	A	18.21%

Small Cap Core Fund	A	4.48%

The table below shows the value of each Trustee’s holdings in the Tamarack Funds as of December 31, 2006.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees

T. Geron Bell		$10,001 to $50,000
Tamarack Prime Money Market Fund	$1 to $10,000
Tamarack Mid Cap Growth Fund	$10,001 to $50,000

Lucy Hancock Bode		$10,001 to $50,000
Tamarack Microcap Value Fund	$10,001 to $50,000

Leslie H. Garner, Jr.		Over $100,000
Tamarack Large Cap Growth Fund	$50,001 to $100,000
Tamarack Mid Cap Growth Fund	$10,001 to $50,000
Tamarack SMID Cap Growth Fund	$10,001 to $50,000

Ronald James		$10,001 to $50,000
Tamarack Enterprise Fund	$10,001 to $50,000

John A. MacDonald		$10,001 to $50,000
Tamarack Mid Cap Growth Fund	$10,001 to $50,000
Tamarack Microcap Value Fund	$10,001 to $50,000

H. David Rybolt		Over $100,000
Tamarack Large Cap Growth Fund	$1 to $10,000
Tamarack Mid Cap Growth Fund	$10,001 to $50,000
Tamarack Value Fund	$50,001 to $100,000
Tamarack Enterprise Fund	$50,001 to $100,000
Tamarack Microcap Value Fund	$10,001 to $50,000
Tamarack Quality Fixed Income Fund	$50,001 to $100,000

James R. Seward		Over $100,000
Tamarack Large Cap Growth Fund	Over $100,000
Tamarack Mid Cap Growth Fund	Over $100,000
Tamarack SMID Cap Growth Fund	Over $100,000
Tamarack Value Fund	Over $100,000
Tamarack Enterprise Fund	Over $100,000
Tamarack Small Cap Core Fund	Over $100,000
Tamarack Microcap Value Fund	Over $100,000

William B. Taylor		$10,001 to $50,000
Tamarack Enterprise Fund	$10,001 to $50,000
Tamarack Microcap Value Fund	$10,001 to $50,000

Interested Trustee

Erik R. Preus		$10,001 to $50,000
Tamarack Prime Money Market Fund	$1 to $10,000
Tamarack Mid Cap Growth Fund	$10,001 to $50,000

Independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, Administrator or Distributor) receive from the Trust an annual retainer of $20,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees received a quarterly meeting fee of $4,000 for each in-person Board of Trustees meeting attended, a meeting fee of $1,000 for each telephonic meeting attended, and a $500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Advisor, Administrator or Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Trust’s fiscal year ended September 30, 2006.

	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee

Independent Trustees

T. Geron Bell	42,500	None	None	$42,500
Lucy Hancock Bode	44,000	None	None	44,000
Leslie H. Garner, Jr.	44,000	None	None	44,000
Ronald James	45,750	None	None	45,750
John A. MacDonald	42,750	None	None	42,750
H. David Rybolt	46,000	None	None	46,000
James R. Seward	46,500	None	None	46,500
William B. Taylor	46,500	None	None	46,500
Jay H. Wein*	6,125	None	None	6,125

Interested Trustee

Michael T. Lee**	None	None	None	None
Erik R. Preus**	None	None	None	None

*	Effective December 1, 2005, Mr. Wein retired from the Board of Trustees.
**	Effective March 8, 2006, Mr. Lee resigned from the Board of Trustees and Mr. Preus was appointed to the Board.

PRINCIPAL SHAREHOLDERS

As of December 31, 2006, the following individuals owned 5% or more of the indicated class of shares of each Fund:

TAMARACK LARGE CAP GROWTH FUND

Class A

Name & Address	Shares Owned	%

BISYS RETIREMENT SERVICES FBO	158,329.03	36.84%
BILTMORE OIL CO INC PROFIT SHARIN
700 17TH ST STE 300
DENVER CO 80202-3531

FIRST CLEARING, LLC	53,389.88	12.42%
ESTATE OF LEONARD TURNAGE
GREG A TURNAGE EXECUTOR
PO BOX 882
WILSON NC 27894-0882

RBC DAIN RAUSCHER CUSTODIAN	50,803.38	11.82%
RANDY L COKER
331 WASHBURN LANE
TARBORO NC 27886-9676

Class I

Name & Address	Shares Owned	%

DAIN RAUSCHER INC FBO	13,977.72	12.88%
STEVEN A RUSNAK
DEBORAH R FISHMAN RUSNAK
4500 GROVE ST
SKOKIE IL 60076-1800

RBC DAIN RAUSCHER FBO	10,772.73	9.93%
NANCY W ESTES
PO BOX 369
ZEBULON NC 27597-0369

RBC DAIN RAUSCHER CUSTODIAN	9,400.32	8.66%
BRANDI M CRUMLEY
759 NEWBERN AVE
ASHEBORO NC 27205-7441

CALHOUN CO	8,795.65	8.11%
PO BOX 75000
DETROIT MI 48275-0001

TAMARACK MID CAP GROWTH FUND

Class A

Name & Address	Shares Owned	%

RBC DAIN RAUSCHER CUSTODIAN	1,848,142.45	54.22%
CHARLES J WILLIFORD
105 ALBEMARLE DRIVE
AHOSKIE NC 27910-9573

BISYS RETIREMENT SERVICES FBO	347,429.28	10.19%
SAPONA MFG CO RET SAVINGS
700 17TH ST STE 300
DENVER CO 80202-3531

Class I

Name & Address	Shares Owned	%

NFS LLC FEBO	3,511,407.87	62.06%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS (401K) FINOPS-IC FUNDS
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987

AMERIPRISE TRUST COMPANY	562,847.05	9.95%
996 AMERIPRISE FINANCIAL CTR
MINNEAPOLIS MN 55474-0009

STATE STREET BANK TTEE	395,434.69	6.99%
KAYDON CORPORATION RETIREMENT &
PENSION PLAN MASTER TRUST
200 NEWPORT AVE JQB N7
NORTH QUINCY MA 02171

CHARLES SCHWAB & CO INC	383,694.95	6.78%
SPECIAL CUSTODY ACCOUNT
FBO OF OUR CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Class S

Name & Address	Shares Owned	%

STATE STREET BANK & TRUST CUST	56,002.16	43.05%
IRA R/O KANTI L HAVALDAR
1247 PARKDALE RD
MARYVILLE MO 64468-2725

STATE STREET BANK & TRUST CUST	10,104.29	7.77%
KATHERINE Z ADAMS IRA
4141 PALMETTO DRIVE
LEXINGTON KY 40513-1304

PERRY F SMITH CUST	7,391.13	5.68%
MARGARET M SMITH
16 HEATHER LN
DELMAR NY 12054-3711

TAMARACK SMID CAP GROWTH FUND

Class A

Name & Address	Shares Owned	%

BISYS RETIREMENT SERVICES FBO	178,705.98	31.75%
MATLAB INC SUBSIDIARIES 401 K P
700 17TH ST STE 300
DENVER CO 80202-3531

RBC DAIN RAUSCHER CUSTODIAN	117,924.74	20.95%
DANIEL BERNAL
1454 S MCBRIDE AVE
COMMERCE CA 90040-5617

Class I

Name & Address	Shares Owned	%

PERSHING LLC	90,185.60	20.48%
PO BOX 2052
JERSEY CITY NJ 07303-2052

C/O STATE STREET BANK	81,025.23	18.40%
CYR & CO
FBO JAMES HAMILTON
PO BOX 5496
BOSTON MA 02206-5496

GENE H PRICE TTEE	76,518.81	17.38%
CARPENTER FUNDS ADMINISTRATION
OFFICE OF NORTHEN CALIFORNIA, INC.
265 HEGENBERGER RD STE 100
OAKLAND CA 94621-1480

RBC DAIN RAUSCHER CUSTODIAN	64,049.51	14.54%
BRANDI M CRUMLEY
759 NEWBERN AVE
ASHEBORO NC 27205-7441

TAMARACK ENTERPRISE FUND

Class A

Name & Address	Shares Owned	%

LPL FINANCIAL SERVICES	631,997.84	79.24%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

PERSHING LLC	54,271.68	6.80%
P O BOX 2052
JERSEY CITY NJ 07303-2052

NFS LLC FEBO	42,368.38	5.31%
STEVEN L KORNSTEIN
STEVEN L KORNSTEIN TTEE
59 FLANAGAN DR
FRAMINGHAM MA 01701-3714

Class C

Name & Address	Shares Owned	%

LPL FINANCIAL SERVICES	84,900.33	81.96%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

NFS LLC FEBO	5,913.26	5.71%
NFS/FMTC IRA
FBO JAMES VAN SLYKE
3328 HERSHRIDGE RD
VIRGINIA BCH VA 23452-6010

Class S

Name & Address	Shares Owned	%

NATIONAL FINANCIAL SERVICES LLC	1,725,224.79	14.48%
FOR BENEFIT OF: ROBERT KAROL 10281

CHARLES SCHWAB & CO INC	1,414,266.05	11.87%
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

QUINCY MUTUAL FIRE INS CO	1,094,616.72	9.19%
ATTN: DOUGLAS BRIGGS
57 WASHINGTON ST
QUINCY MA 02169-5343

LPL FINANCIAL SERVICES	896,062.86	7.52%
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

TAMARACK SMALL CAP CORE FUND

Class A

Name & Address	Shares Owned	%

BEAR STEARNS SECURITIES CORP.	44,932.97	53.37%
1 METROTECH CENTER NORTH
BROOKLYN NY 11201-3870

MICHAEL W CONNER &	17,322.03	20.58%
SUSAN L CONNER
3455 SCENIC DR
AUBURN WA 98092-6404

LPL FINANCIAL SERVICES	8,846.45	10.51%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

Class S

Name & Address	Shares Owned	%

CHARLES SCHWAB & CO INC	376,958.05	17.11%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN: MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

DONALD A PELS	334,386.81	15.18%
63 E 79TH ST
NEW YORK NY 10021-0228

NATIONAL FINANCIAL SERVICES	161,722.21	7.34%
CORP FOR EXCLUSIVE BENEFIT
OF CUSTOMERS
P O BOX 3908
CHURCH STREET STATION
NEW YORK NY 10008-3908

TAMARACK VALUE FUND

Class A

Name & Address	Shares Owned	%

ERIC NEWNHAM	11,396.45	74.91%
77 WINDSOR ROAD
TENAFLY NJ 07670-2615

JAMES R SEWARD TTEE	2,770.71	18.21%
J R SEWARD REVOC TRUST
5243 W 96TH ST
OVERLAND PARK KS 66207-3211

Class S

Name & Address	Shares Owned	%

CHARLES SCHWAB & CO INC	1,557,582.50	21.32%
REINVEST ACCOUNT
ATTN: MUTUAL FUNDS DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATL FINANCIAL SVCS CORP FOR	648,559.38	8.88%
EXCLUSIVE BENEFIT OF CUSTOMERS
P O BOX 3908
CHURCH STREET STATION
NEW YORK NY 10008-3908

TAMARACK MICROCAP VALUE FUND

Class A

Name & Address	Shares Owned	%

NFS LLC FEBO	970,809.69	63.75%
NFS/FMTC IRA
FBO JAMES H EDLER
2576 REDTAIL CT
TWINSBURG OH 44087-3074

PERSHING LLC	256,446.68	16.84%
P O BOX 2052
JERSEY CITY NJ 07303-2052

C/O MARSHALL & ILSLEY TRUST CO	146,142.50	9.60%
MITRA & CO
PO BOX 2977
MILWAUKEE WI 53201-2977

Class C

Name & Address	Shares Owned	%

NFS LLC FEBO	91,520.48	75.50%
NFS/FMTC SEP IRA
FBO JOHN S PETERS
580 MOCK ORANGE CIR
CHAGRIN FALLS OH 44023-6742

FIRST CLEARING, LLC	6,803.11	5.61%
STACEY STERN R/O IRA
FCC AS CUSTODIAN
1925 W BERENICE AVE
CHICAGO IL 60613-2721

Class S

Name & Address	Shares Owned	%

CHARLES SCHWAB & CO INC	4,854,759.02	36.29%
REINVEST ACCOUNT
ATTN: MUTUAL FUNDS DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATL FINANCIAL SVCS CORP FOR	2,191,789.95	16.38%
EXCLUSIVE BENEFIT OF CUSTOMERS
P O BOX 3908
CHURCH STREET STATION
NEW YORK NY 10008-3908

TAMARACK QUALITY FIXED INCOME FUND

Class S

Name & Address	Shares Owned	%

CHARLES SCHWAB & CO INC	550,385.48	9.32%
REINVESTMENT ACCOUNT
ATTN: MUTUAL FUNDS DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a Fund it controls without the consent or approval of other shareholders.

INVESTMENT ADVISOR

Voyageur Asset Management Inc. (the “Advisor” or “Voyageur”), 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, serves as investment advisor to the Funds pursuant to Investment Advisory Agreements dated as of April 16, 2004. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employees approximately 69,000 people who serve more than 14 million personal, business and public sector clients through offices in North America and some 30 countries around the world.

As of September 30, 2006, Voyageur’s investment team managed approximately $29.0 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private non-profits, foundations, endowments and healthcare organizations. For its services to the Funds, the Advisor receives from each Fund a fee at an annual rate based on each Fund’s average daily net assets. The rates for each Fund are as follows:

Fund		Fee Rate As A Percentage Of Average Daily Net Assets

Tamarack Large Cap Growth Fund	0.70%

Tamarack Mid Cap Growth Fund	0.70%

Tamarack SMID Cap Growth Fund	0.70%

Tamarack Enterprise Fund	1.40%	of the average total net assets of the Fund that do not exceed $30 million, and
	0.90%	of the average total net assets of the Fund that exceed $30 million
Tamarack Small Cap Core Fund	1.40%	of the average total net assets of the Fund that do not exceed $30 million, and
	0.90%	of the average total net assets of the Fund that exceed $30 million

Tamarack Value Fund	0.85%

Tamarack Microcap Value Fund	0.90%

Tamarack Quality Fixed Income Fund	0.60%

Tamarack Tax-Free Income Fund	0.85%

Prior Advisors. Prior to December 31, 2002, Glenwood Capital Management, Inc. (“GCM”), an affiliate of RBC Centura Bank, served as investment advisor to the predecessor funds to Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, and Quality Fixed Income Fund. Prior to December 31, 2003, Jones & Babson, Inc., an affiliate of Voyageur, served as investment advisor to the predecessor funds to Enterprise Fund, Small Cap Core Fund, Value Fund, Microcap Value Fund, and Tax-Free Income Fund.

Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Voyageur, the investment advisory services of the Advisor to the Funds are not exclusive. The Advisor is free to, and does, render investment advisory services to others.

Each Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons of any such parties, at a meeting called for the purpose of voting on the Investment Advisory Agreements, held on March 11, 2004, and by the Funds’ sole initial shareholder on April 16, 2004. The Investment Advisory Agreement for each Fund will remain in effect for one year and will continue thereafter for each Fund only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

Each Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days written notice to the Advisor, or by the Advisor on 60 days written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor has agreed to waive and/or limit fees for each of Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund, Quality Income Fund, and Tax-Free Income Fund reduction pursuant to an Expense Limitation Agreement in order to maintain each Fund’s net annual operating expense for Class S at 1.00%, 1.10%, 1.43%, 1.08%, 1.30%, 1.07%, 1.03%, 0.68%, 0.74% respectively.

For the fiscal year ended September 30, 2006, the Advisor earned the following advisory fees: $1,000,131, $833,227, $81,489, $3,495,796, $775,032, $2,291,702, $2,766,295, $407,616 and $186,075 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund, Quality Fixed Income Fund, and Tax-Free Income Fund, respectively.

For the fiscal year ended September 30, 2006, the Advisor waived and/or reimbursed the following fees: $251,881, $149,335, $134,288, $712,811, $246,279, $378,918, $550,033, $485,301 and $245,209 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund, Quality Fixed Income Fund and Tax-Free Income Fund, respectively.

For the fiscal year ended September 30, 2005, the Advisor earned the following advisory fees: $1,222,143, $780,154, $99,878, $3,485,187, $830,083, $2,109,371, $3,296,559, $533,970 and $218,829 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund, Quality Fixed Income Fund, and Tax-Free Income Fund, respectively.

For the fiscal year ended September 30, 2005, the Advisor waived and/or reimbursed the following fees: $593,150, $206,484, $122,622, $1,043,678, $249,189, $362,958, $951,678, $562,424 and $210,260 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund, Quality Fixed Income Fund and Tax-Free Income Fund, respectively.

For the five month period ended September 30, 2004, the Advisor earned the following advisory fees: $633,963, $381,557, $59,501, and $296,876 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, and Quality Fixed Income Fund, respectively.

For the five month period ended September 30, 2004, the Advisor waived the following advisory fees: $255,214, $32,080, $63,977, and $219,487 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, and Quality Fixed Income Fund, respectively.

For the twelve month period ended April 30, 2004, the Advisor earned the following advisory fees: $405,878, $1,105,965, $154, 577, and $277,687 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, and Quality Fixed Income Fund, respectively.

For the twelve month period ended April 30, 2004, the Advisor waived the following advisory fees: $5,873, $14,066, $0, and $8,407 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, and Quality Fixed Income Fund, respectively.

For the three month period ended September 30, 2004, the Advisor earned the following advisory fees: $811,149, $205,217, $493,982, $806,015, and $60,094 from Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund, respectively.

For the three month period ended September 30, 2004, the Advisor waived the following advisory fees: $115,642, $41,647, $73,463, $178,450, and $31,185 from Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund, respectively.

The aggregate management fees paid to Jones & Babson, Inc. and Voyageur, its successor, by the predecessor funds to Enterprise Fund, Small Cap Core Fund, Value Fund and Microcap Value Fund during the twelve-month period ended June 30, 2004 were: $2,875,456 for Enterprise Fund; $759,807 for Small Cap Core Fund; $3,330,228 for Value Fund; $1,423,278, for Microcap Value Fund; and $291,635 for Tax-Free Income Fund. Fees paid by D.L Babson Growth Fund, which was reorganized into Tamarack Large Cap Growth Fund effective April 16, 2004, were $1,181,261. Fees paid during 2004 were $541,483 for D.L. Babson Bond Trust — Portfolio L; $201,101 for D.L. Babson Bond Trust — Portfolio S, both of which were reorganized into Tamarack Quality Fixed Income Fund effective April 16, 2004 (does not include the effect of fee waiver).

Prior Sub-Advisor. Prior to May 8, 2006, the Advisor, at its own expense, employed sub-advisors for certain Funds, as follows. Until March 31, 2006, Babson Capital Management LLC (“Babson Capital”) served as sub-advisor to Enterprise Fund and Small Cap Core Fund, pursuant to Investment Counsel Agreements with Voyageur. From April 1, 2006 through May 8, 2006, OFI Institutional Asset Management, Inc. (“OFI” and together with “Babson Capital,” the “Sub-Advisors”) served as sub-advisor to those funds pursuant to interim Investment Counsel Agreements with Voyageur. For these services, the Advisor paid the Sub-Advisors fees at the following annual rate based on the particular Fund’s average daily net assets: for each of Enterprise Fund and Small Cap Core Fund, 0.70% of the first $30 million and 0.50% of amounts in excess of $30 million respectively. Each Sub-Advisor is a wholly-owned subsidiary of MassMutual Financial Group, which is headquartered in Springfield, Massachusetts. MassMutual is considered to be a controlling person of each Sub-Advisor under the Investment Company Act of 1940, as amended.

For the period from April 1, 2006 to May 8, 2006 the Advisor paid OFI fees for its sub-advisory services amounting to: $206,264 for Enterprise Fund and $43,359 for Small Cap Core Fund.

For the six month period ended March 31, 2006, the Advisor paid Babson Capital fees for its sub-advisory services amounting to: $950,899 for Enterprise Fund; $206,812 for Small Cap Core Fund; $196,600 for Microcap Value Fund; and $412,813 for Value Fund.

For the fiscal year ended September 30, 2005, the Advisor paid Babson Capital fees for its sub-advisory services amounting to: $1,901,576 for Enterprise Fund; $439,303 for Small Cap Core Fund; $580,710 for Microcap Value Fund; and $1,359,866 for Value Fund.

For the three month period ended September 30, 2004, the Advisor paid Babson Capital fees for its sub-advisory services amounting to: $444,773 for Enterprise Fund; $108,144 for Small Cap Core Fund; $137,217 for Microcap Value Fund; and $331,888 for Value Fund.

During the twelve-month period ended June 30, 2004, Voyageur paid Babson Capital fees for its sub-advisory services amounting to: $1,574,117 for Enterprise Fund; $398,749 for Enterprise Fund II (now Small Cap Core Fund); $415,151 for Growth Fund (now reorganized into Large Cap Growth Fund); $395,354 for Shadow Stock Fund (now Microcap Value Fund); $1,371,268 for the Value Fund; $150,171 for D.L. Babson Bond Trust — Portfolio L (now reorganized into Quality Fixed Income Fund); $33,507 for D.L. Babson Bond Trust — Portfolio S (now reorganized into Quality Fixed Income Fund); and $46,725 for Tax-Free Income Fund (for which Babson Capital no longer serves as sub-advisor).

Portfolio Manager Compensation

A portfolio manger’s compensation package may give rise to potential conflicts of interest. The management of multiple funds and accounts may give rise to potential conflicts of interest, for example, if the funds and accounts have different objectives, benchmarks, investment horizons and fees, or if they have overlapping objectives, benchmarks and time horizons. A portfolio manager may be required to allocate time and investment ideas across multiple funds and accounts. Each adviser has adopted policies and procedures designed to address these potential conflicts, including trade allocation policies and codes of ethics.

Information about other accounts managed by the Tamarack Funds’ portfolio managers is shown below.

Portfolio Manager(s)	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
Nancy Scinto David Cox Michael Lee Steven Rusnak	R-4 P-2 S-161	R-$836,342,953 P-$14,090,862 S-$7,858,030,787	R-0 P-0 S-1	R-0 P-0 S-$108,067,908
Ken Tyszko Forbes Watson	R-1 P-1 S-25	R-$11,275,020 P-$28,566,623 S-$900,776,289	R-0 P-0 S-1	R-0 P-0 S-$168,107,498
Lance James	R-2 P-0 S-4	R-$427,126,226 P-0 S-$105,864,109	R-0 P-0 S-0	R-0 P-0 S-0
John Huber James Norungolo Steven Eldredge Raye Kanzenbach Todd Brux Scott Cabalka	R- 9 P-0 S-184	R-$11,927,338,944 P-0 S-$6,882,716,354	R-0 P-0 S-0	R-0 P-0 S-0
Bruce Kaser* Stuart Lippe*	R-0 P-2 S-18	R-0 P-$333,151,000 S-$621,621,000	R-0 P-0 S-0	R-0 P-0 S-0

The above information is current as of September 30, 2006. George Prince, Bruce Kaser and Stuart Lippe were not portfolio managers for Voyageur at this time. As of January 15, 2007, Mr. Prince did not manage any other accounts.

*The information provided above for Messrs. Kaser and Lippe is as of January 5, 2007.

R= Registered Investment Companies
P=Pooled Investment Vehicles
S=Separately Managed Accounts

The following portfolio manager compensation information is presented as of the end of the Funds’ most recent fiscal year.

Voyageur Asset Management Overall Compensation Philosophy

Portfolio manager compensation consists of three components: a base salary, an annual bonus, and an incentive plan.

Voyageur calibrates salaries by position and gears them to be competitive in the national marketplace. Annual bonuses for all Voyageur employees are determined by two factors: the firm’s financial performance and individual performance. All portfolio managers, analyst and traders for both the equity and fixed income teams are compensated in the same manner for all accounts, whether or not they are mutual fund, separately managed or pooled products. The criteria for calculating annual bonuses and incentive plan payouts for each portfolio management team (fixed and equity) is described below:

Voyageur’s Long Term Incentive plan covers key executives performing services for the Tamarack Funds. Each individual participating in the Long Term Incentive plan is issued performance units with a three-year cliff vesting. The value of these performance units at the time of vesting is tied to the cumulative operating results of the total Voyageur business unit over the vesting period. This plan serves as a proxy for ownership benefits.

Fixed Income Team

In addition to a base salary, each fixed income investment professional, which includes the Fixed Income Funds’ portfolio managers, is eligible to receive an annual performance bonus based on the performance of the portfolio styles the team manages versus their respective benchmarks and/or peer groups. 75% of the annual bonus is based on the fixed income team’s performance against these benchmarks and/or peer groups, with each different style being a weighted percent of the total 75% calculation. For the bonus component related to the performance of the Tamarack Quality Fixed Income Fund, performance is based on Fund performance versus the Lipper peer group (pre-tax and gross of fees.) No bonus is calculated for this component if performance is less than that of the peer group median and is calculated based on one-year performance. The applicable benchmarks and/or Lipper peer groups are: the Lipper Corporate Debt Funds A Rated group for the Tamarack Quality Fixed Income Fund and the Lehman Brothers Municipal 3-15 Year Blend Index for the Tax-Free Income Fund.

Fixed income professionals are also compensated on their performance versus subjective factors, including goal achievement, account responsibility, team responsibility, client focus, communications, attitude, and professionalism. These factors account for the remaining 25% of the annual bonus calculation.

Equity Teams

In addition to a base salary, each member of the Voyageur Chicago and Boston equity portfolio teams, which includes Voyageur Equity Fund portfolio managers, is eligible to receive an annual performance bonus based on the pre- tax, gross performance of each portfolio style the team manages against its respective benchmarks and peer groups. These are: the S&P® 500 and eVestment Alliance Large Cap Growth manager peer group for accounts managed in the large cap growth style, including the Tamarack Large Cap Growth Fund, the Russell Midcap Growth Index and EVestment Alliance Mid Cap Growth manager peer group for accounts managed in the mid cap growth style, including the Tamarack Mid Cap Growth Fund, the Russell 2500 Growth Index and an appropriate peer group of SMID cap growth managers for accounts managed in the SMID cap growth style, including the Tamarack SMID Cap Growth Fund and the Russell 2000 Index for accounts managed in the Small Cap Value Style, including Tamarack Enterprise and Small Cap Core Funds. Calculations are based on performance versus these benchmarks and peer groups for both the one - and three - year periods. Three-year performance accounts for 2/3rds of the annual bonus calculation. Bonus calculations for co-portfolio managers who also provide stock analysis also include a component for performance of investment selections, based on the trailing twelve-month period.

The Equity teams do not participate in Voyageur’s Long Term Incentive plan. They participate in a separate incentive plan covering portfolio managers, analysts, and traders that provides them with a share of the operating profits (net of expenses, including base salary and bonus) generated by their division above a predetermined hurdle. This plan serves as a proxy for ownership.

Management Team’s Beneficial Ownership of the Funds

A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below shows each portfolio manager’s beneficial ownership of the Fund(s) under his or her management as of December 31, 2006.

PORTFOLIO MANAGERS HOLDINGS

HOLDINGS IN TAMARACK FUNDS AS OF DECEMBER 31, 2006

Fund	Large Cap Growth	Mid Cap Growth	SMID Cap Growth	Value	Microcap Value	Enterprise	Small Cap Core	Prime Money Market

Dollar Range:

1 - 10,000		Watson		Scinto		Scinto	James	Watson

10,001 - 50,000	Scinto	Tyszko Huber			Scinto	James		Kanzenbach

50,001 - 100,000		Lee Huber	Rusnak					Cabalka Cox

100,001 - 500,000	Rusnak	Cox Kazenbach Rusnak Scinto

500,001 - 1,000,000

1,000,001 or more

Notes:
•	All Tamarack Funds holdings by Tamarack Funds Portfolio Managers are within the funds listed in the above table.
•	No Tamarack Funds holdings: Norungolo, Prince, Kaser and Lippe

PROXY VOTING POLICIES

The Trust has adopted Proxy Voting Policies that delegate the responsibility for voting proxies to Wells Fargo Bank, N.A., the Trust’s Custodian, in accordance with its proxy voting guidelines, subject to oversight by the Trust’s Board of Trustees. The Proxy Voting Policies of the Fund and Wells Fargo Bank, N.A. are attached as Appendix B and Exhibit A, respectively.

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information on how the Funds voted these proxies during the most recent twelve-month period ended June 30, 2006 is available (i) without charge, upon request, by calling 1-800-422-2454; and (ii) on the SEC’s website at http://www.sec.gov.

DISTRIBUTION OF FUND SHARES

Tamarack Distributors Inc. (the “Distributor”) is principal underwriter for shares of the Equity Funds and Fixed Income Funds. The Distributor is located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402. The Distributor is an affiliate of Voyageur. The Distributor serves pursuant to a Distribution contract, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. The Distribution contract provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds’ shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

Each of the Equity Funds and Fixed Income Funds (collectively, the “Plan Funds”) has adopted a Plan of Distribution and Servicing (“Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to such Fund. Currently, each Plan applies to Classes A, C and R of each Plan Fund. The Plan permits each Fund to make payments for, or to reimburse the Distributor monthly for, distribution-related costs and expenses of marketing shares of each covered Class, subject to limits as listed in the following chart, which shows the maximum Plan fee rate for each Class.

	Class A	Class C	Class R

12b-1 Plan Fee	0.50%*	1.00%	0.50%

* The Distributor has contractually agreed to limit Class A 12b-1 fees to 0.25% for the Funds until at least January 31, 2008.

Plan fees are based on average annual daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined in applicable rules of the National Association of Securities Dealers. A Plan fee may be waived voluntarily, in whole or in part, by the Distributor, subject to applicable legal requirements.

Covered costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as an executive officer of the Trust determines to be reasonably calculated to result in the sale of shares of a Plan Fund.

Each Plan contains standard provisions conforming to the requirements of Rule 12b-1, requiring quarterly reports to the Board regarding expenses under the Plan, and provisions regarding the commencement, continuation, amendment and termination of the Plan. Any agreement related to the Plan shall be in writing and contain standard provisions conforming to the requirements of Rule 12b-1 regarding commencement, continuation, amendment and termination.

Each Plan provides that it may not be amended to increase materially the costs which the Plan Funds or a class of shares of the Plan Funds may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Trustees, and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not “interested persons” of the Trust. The Plans with respect to each of the Plan Funds were approved by the Board of Trustees and by the

Trustees who are neither “interested persons” nor have any direct or indirect financial interest in the operation of any Plan (“Plan Trustees”) at an in-person meeting held December 16, 2005. Prior to the Reorganization, the Plans for the predecessors to the Plan Funds, except Large Cap Growth Fund and SMID Cap Growth Fund were approved by the Board of Directors of the predecessor funds and by the plan directors who were neither “interested persons” nor had any direct or indirect financial interest in the operation of any Plan (“Plan Director”), by vote cast in person at a April 26, 1994 meeting called for the purpose of voting on the Plans, and by the sole shareholder of each class of shares of each of those Plan Funds on April 26, 1994. The Plan with respect to Large Cap Growth Fund, and SMID Cap Growth Fund, respectively, was approved by the Board of Directors and by the plan directors of the predecessor funds by vote cast in person at meetings held July 24, 1996, January 29, 1997 and April 27, 1998 called for the purpose of voting on that Plan, and by the sole shareholder of each class of shares of the predecessors to Large Cap Growth Fund and SMID Cap Growth Fund on July 24, 1996 and January 29, 1997, respectively. The Plan with respect to the predecessor to Quality Fixed Income Fund was approved by the Board of Directors and the plan directors by vote cast in person at a meeting held January 27, 1999. (Due to a change in applicable regulatory requirements, initial shareholder approval was not required for the predecessor to Quality Fixed Income Fund.) The continuance of the Plans is subject to similar annual approval by the Trustees and the Plan Trustees. Each Plan is terminable with respect to a class of shares of a Plan Fund at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the class. The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit the Plan Funds and their shareholders.

The Plans are designed to enhance distribution and sales of the Plan Funds and increase assets in the Plan Funds, benefiting Plan Fund shareholders by permitting potential economies of scale in service provider fees.

The predecessor funds to the Funds described in this SAI were reorganized as series of the Trust effective April 16, 2004, and changed their respective fiscal year ends to September 30, 2004. Since there is no current information with respect to 12b-1 fees for the Funds as of September 30, 2004, the 12b-1 fees indicated below are as of each predecessor fund’s previous fiscal year end.

For the fiscal year ending September 30, 2006, the following 12b-1 fees with respect to Class A Shares were paid (after applicable fee waivers) by the Plan Funds: $14,244 for Large Cap Growth Fund, $113,358 for Mid Cap Growth Fund, $17,545 for SMID Cap Growth Fund, and $2,323 for Quality Fixed Income Fund. Without fee waivers, such fees would have been: $28,488 for Large Cap Growth Fund, $226,716 for Mid Cap Growth Fund, $34,022 for SMID Cap Growth Fund, and $4,539 for Quality Fixed Income Fund. For fiscal year ending September 30, 2006 the following 12b-1 fees with respect to Class C and Class R Shares were paid by the Plan Funds: $254 and $51, respectively, for Large Cap Growth Fund; $7,444 and $59 respectively, for Mid Cap Growth Fund; $493 and $183, respectively, for SMID Cap Growth Fund; and $33 and $36, respectively, for Quality Fixed Income Fund. All of the foregoing amounts were paid as compensation to service organizations and broker/dealers for services in connection with the distribution of Fund shares.

Class A, Class C and Class R Shares of Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund, and Tax-Free Income Fund commenced operations on April 16, 2004. For the fiscal year ending September 30, 2006, the following 12b-1 fees with respect to Class A Shares were paid (after applicable fee waivers) by the Plan Funds: $39,266 for Enterprise Fund, $6,582 for Small Cap Core Fund, $45,681 for Microcap Value Fund, $3,214 for Value Fund, and $266 for Tax-Free Income Fund. Without fee waivers, such fees would have been: $78,533 for Enterprise Fund, $13,164 for Small Cap Core Fund, $91,362 for Microcap Value Fund, $6,427 for Value Fund, and $533 for Tax-Free Income Fund. For the fiscal year ending September 30, 2006, the following 12b-1 fees with respect to Class C and Class R Shares were paid by the Plan Funds: $16,249 and $272, respectively, for Enterprise Fund, $4,331 and $79, respectively, for Small Cap Core Fund, $11,095 and $521, respectively, for Microcap Value Fund, $242 and $18, respectively, for Value Fund, and $33 and $18 respectively, for Tax-Free Income Fund. All of the foregoing amounts were paid as compensation to service organizations and broker/dealers for services in connection with the distribution of Fund shares.

Additional Payments. The Distributor or the Advisor may make additional payments, out of their own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Advisor also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Dain Rauscher Inc. in recognition of administrative and distribution-related services provided by RBC Dain Rauscher Inc. to shareholders. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.

Dealer Reallowances. The following table shows, for Class A shares, the portion of a front-end sales load that is reallowed to dealers as a percentage of the offering price of a Fund’s shares. Additional information about waivers of the Class A sales charge is provided in the prospectus.

Class A Shares	Front-End Sales Charge (As A % Of Offering Price)	Dealer Concession (As A % Of Offering Price)

Equity Funds
Less than $25,000	5.75%	5.00%
$25,000 - $49,999	5.00%	4.25%
$50,000 - $99,999	4.50%	3.75%
$100,000 - $249,999	3.50%	2.75%
$250,000 - $499,999	2.50%	2.00%
$500,000 - $749,999	2.00%	1.60%
$750,000 - $999,999	1.50%	1.20%
$1,000,000 & over	0%*	1.00%

Fixed Income Funds
less than $100,000	3.75%	3.00%
$100,000 - $249,999	3.50%	2.75%
$250,000 - $499,999	2.50%	2.00%
$500,000 - $749,999	2.00%	1.60%
$750,000 - $999,999	1.50%	1.20%
$1,000,000 & over	0%*	1.00%

* A 1% contingent deferred sales charge is imposed on a redemption within one year of purchase.

ADMINISTRATIVE SERVICES

Voyageur serves as Administrator to the Funds and BISYS Fund Services Ohio, Inc. (“BISYS”) serves as Sub-Administrator to the Funds. Voyageur provides administrative services necessary for the operation of the Funds, including among other things, (i) responding to inquiries from shareholders, brokers, dealers and registered representatives of the Funds, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi annual reports to Fund shareholders and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Advisor, Distributor, custodians, independent accountants, legal counsel and others. In addition, Voyageur furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds’ officers, employees and Trustees affiliated with Voyageur. For administrative services provided to the Equity and Fixed Income Funds, Voyageur receives from each Equity and Fixed Income Fund a fee, payable monthly, at the annual rate of 0.10% of each Equity and Fixed Income Fund’s average daily net assets. For its services as Sub-Administrator, BISYS receives a fee payable by Voyageur out of Voyageur’s own resources.

BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in Roseland, New Jersey and provides outsourcing solutions to investment firms and insurance companies. BISYS Investment Services group provides administration and distribution services for mutual funds, hedge funds, private equity funds, retirement plans, separately managed accounts, and other investment products. BISYS administers more than $400 billion in assets for approximately 2,000 portfolios. BISYS has its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

For the fiscal year ended September 30, 2006, Voyageur received administrative fees of $142,874, $119,031, $11,641, $371,752, $69,448, $254,631, $325,443, $67,935, and $21,891 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund, Quality Fixed Income Fund, and Tax-Free Income Fund, respectively.

For the fiscal year ended September 30, 2005, Voyageur received administrative fees of $174,590, $111,449, $14,268, $370,584, $75,576, $387,827, $234,372, $88,994, and $25,744 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund, Quality Fixed Income Fund, and Tax-Free Income Fund, respectively.

For the five month period ended September 30, 2004, Voyageur received administrative fees of $90,565, $54,507, $8,500, and $49,479 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, and Quality Fixed Income Fund, respectively.

For the twelve month period ended April 30, 2004, BISYS received administration fees of $73,034, $229,861, $32,020, and $63,215 from Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, and Quality Fixed Income Fund, respectively.

For the twelve-month period ended June 30, 2004, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund paid Jones & Babson, Inc. and Voyageur, its successor, $954,773, pursuant to the administrative services agreements between the Funds and Jones & Babson, Inc. and Voyageur, its successor. For the three month period ended September 30, 2004, Voyageur received administrative fees of $85,937, $18,612, $54,886, $94,824, and $7,070 from Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Value Fund, and Tax-Free Income Fund, respectively.

The Administration Agreements and the Sub-Administration Agreements for Enterprise Fund, Enterprise Small-Cap Fund, Value Fund, Microcap Value Fund, and Tax-Free Income Fund were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Agreements or interested persons of such parties, at a meeting held March 11, 2004. The Administration Agreements may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board or by the vote of a majority (as defined in the 1940 Act) of that Fund, or by the Administrator, upon sixty days written notice to the other party.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund normally is determined, and its shares are priced, on each day, Monday through Friday, that the New York Stock Exchange (“NYSE”) is open or the primary trading markets for the Fund’s portfolio investments are open (each, a “Value Day”), as of the close of regular trading on the NYSE, or on days the NYSE is closed and a Fund calculates its net asset value per share because its primary trading market for its portfolio investments is open, as of the time at which the close of regular trading on the NYSE would have occurred if the NYSE had been open for trading on that day (each, a “Value Time”).The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class’s outstanding shares. All expenses, including fees paid to the Advisor and Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

Equity Funds and Fixed Income Funds. The value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the last sale on a secondary exchange will be used. Securities for which the NASDAQ Stock Market, Inc. (“NASDAQ”) provides a NASDAQ Official Closing Price (“NOCP”) will be valued at the NOCP as originally computed for each Value Date, or, if such NOCP for that day is corrected, at the corrected NOCP. Over-the-counter common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. Investment company securities are valued at the net asset value per share calculated for such securities on the Value Date. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Advisor, are valued at fair value using the Trust’s pricing and valuation procedures. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.

Debt securities will generally be valued by an approved pricing agent based on its proprietary calculation model. Such securities are considered to be fair valued; however, because the prices are provided by an independent approved pricing agent, the Trust’s fair value procedures need not be followed. If the Fund accounting agent believes that a price provided by the approved pricing agent does not represent the fair current market value of the security, the fund accounting agent will contact the Advisor and ask them to identify a broker who covers the security and can provide a reliable market quotation. The appropriateness of the continued use of the broker for this purpose will be reviewed by the pricing committee and reported to the Valuation Committee at its next meeting. Securities with fewer than 61 days to maturity at the time of purchase will be valued at amortized cost, unless such method is determined by the pricing committee to be inappropriate due to credit or other impairments of the issuer.

Generally, foreign equity and fixed income securities are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trading activity, the securities will be valued at the last bid quotation. The value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation as of the Value Time. United Kingdom securities, depending on the principal market in which the security trades, will be valued using the last available sale price or the latest “mid-market price.” Canadian securities that are actively traded in the United States are valued at the latest available sale price, or, absent such a price, at the latest bid quotations on the exchange on which the security was purchased. Securities traded in South America and Central America will be valued at their latest sale price as of the Value Time, and in the absence of a sale, will be valued at the latest bid quotation as of the Value Time.

Other types of securities and assets owned by a Fund (for example, options, futures, rights and warrants) are valued using procedures contained in the Trust’s pricing and valuation procedures.

If the value of a given security or other asset of a Fund cannot be determined on the basis of the pricing methodologies described above, the value will be determined in a manner that most fairly reflects the security’s (or asset’s) “fair value,” which is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. A significant valuation event may include one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, the Board may value each security pursuant to the Trust’s fair value pricing procedures.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreements, the Advisor, places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers it selects in its discretion.

A Fund may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with a Fund’s investment objectives and policies and when the Advisor believes such transactions may improve a Fund’s overall investment return. These transactions involve costs in the form of spreads or brokerage commissions.

Investment decisions for the Funds and for the other investment advisory clients of the Advisor, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Advisor is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Advisor or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.

Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the judgment of the Advisor provide prompt and reliable execution at favorable security prices and reasonable commission rates.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Advisor will seek the best execution of the Fund’s orders.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust’s Board of Trustees, the Advisor is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Many factors affect the selection of a broker including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its reliability and financial condition. Additionally, some of the brokers with whom Voyageur effects transactions may have also referred investment advisory clients to Voyageur. However, any transactions with such brokers will be subject to best execution obligations. Voyageur may not consider sales of Tamarack Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Tamarack Funds.

Consistent with achieving best execution, a Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund’s Board of Trustees, Voyageur is responsible for the selection of brokers or dealers with whom a Fund executes trades and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses of returns of those Funds utilizing the program.

The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor. Subject to the limitations of Section 28(e) of the Securities Exchange Act of 1934 (the “Act”) and the Trust’s soft dollar guidelines, Voyageur may use soft dollars to obtain appropriate research and execution services and products.

The Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Advisor. By allocating transactions in this manner, the Advisor can supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Advisor and their affiliates receive such services.

For the fiscal year ended September 30, 2006, $119,328, $63,708, $9,471 and $314,293 were paid in brokerage commissions by Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund and Microcap Value Fund, respectively. Of these amounts, none was paid to affiliated brokers. For the fiscal year ended September 30, 2006, $521,945, $128,831, and $386,161 were paid in brokerage commissions by Enterprise Fund, Small Cap Core Fund, and Value Fund, respectively. Of these amounts, Tamarack Enterprise Fund paid $810 to RBC Dominion Securities, Inc. This represented 0.16% of the Fund’s aggregate brokerage commissions during the period and 0.09% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. Tamarack Small Cap Core Fund paid $245 to RBC Capital Markets Corporation. This represented 0.19% of the Fund’s aggregate brokerage commissions during the period and 0.12% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. Tamarack Small Cap Core Fund paid $161 to RBC Dominion Securities, Inc. This represented 0.12% of the Fund’s aggregate brokerage commissions during the period and 0.11% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. Tamarack Value Fund paid $260 to RBC Dominion Securities, Inc. This represented 0.07% of the Fund’s aggregate brokerage commissions during the period and 0.07% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. RBC Dominion Securities, Inc. and RBC Capital Markets Corporation are affiliates of Voyageur.

For the fiscal year ended September 30, 2005, $148,062, $92,680, $25,247, $591,778, $140,114, $99,120 and $312,076 were paid in brokerage commissions by Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, and Value Fund. Of these amounts, Tamarack Small Cap Core Fund paid $50 to RBC Dominion Securities, Inc. This represented 0.04% of the Fund’s aggregate brokerage commissions during the period and 0.10% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. RBC Dominion Securities, Inc. is an affiliate of Voyageur. Of the brokerage commissions’ amounts of the remaining Funds, none was paid to affiliated brokers.

For the five month period ended September 30, 2004, $100,821, $77,170 and $12,435 were paid in brokerage commissions by Large Cap Growth Fund, Mid Cap Growth Fund and SMID Cap Growth Fund. Of these amounts, none was paid to affiliated brokers. For the three month period ended September 30, 2004, $139,903, $25,790, $40,763, and $91,258 were paid in brokerage commissions by Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, and Value Fund. Of these amounts, Tamarack Small Cap Core Fund paid $400 to RBC Dominion Securities, Inc. This represented 1.6% of the Fund’s aggregate brokerage commissions during the period and 0.9% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. Tamarack Microcap Value Fund paid $165 to RBC Dominion Securities, Inc. This represented 0.4% of the Fund’s aggregate brokerage commissions during the period and 0.1% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions.

For the twelve-month period ended April 30, 2004, $341,874, $503,972 and $43,998 were paid in brokerage commissions by the predecessors to Large Cap Growth Fund, Mid Cap Growth Fund and SMID Cap Growth Fund, respectively. Of these amounts, none was paid to any affiliated brokers. For the twelve-month period ended June 30, 2004, $675,153, $104,690, $349,673 and $201,857 were paid in brokerage commissions by Enterprise Fund, Small Cap Core Fund and Microcap Value Fund and Value Fund, respectively. Of these amounts, Tamarack Enterprise Fund paid $5,775 to RBC Dominion Securities, Inc. This represented 0.9% of the Fund’s aggregate brokerage commissions during the period and 0.9% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. Tamarack Small Cap Core Fund paid $2,328 to RBC Capital Markets Corporation. This represented 2.2% of the Fund’s aggregate brokerage commissions during the period and 1.5% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. Tamarack Small Cap Core Fund paid $890 to RBC Dominion Securities, Inc. This represented 0.9% of the Fund’s aggregate brokerage commissions during the period and 0.6% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. Tamarack Microcap Value Fund paid $400 to RBC Capital Markets Corporation. This represented 0.1% of the Fund’s aggregate brokerage commissions during the period and 0.1% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. Tamarack Value Fund paid $280 to RBC Dominion Securities, Inc. This represented 0.1% of the Fund’s aggregate brokerage commissions during the period and 0.1% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. RBC Dominion Securities, Inc. and RBC Capital Markets Corporation are affiliates of Voyageur.

None of the predecessor’s funds to the Fixed Income Funds paid any brokerage commissions for such periods.

As of September 30, 2006, the following funds held investments in securities of its regular broker-dealers:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund at 9/30/2006	Name of Broker or Dealer

Large Cap Growth	$1,700,000	Bank of America
Mid Cap Growth	$1,000,000	Bank of America
Enterprise	$21,500,000	Bank of America
Small Cap Core	$2,000,000	Bank of America
Microcap Value	$17,000,000	Bank of America
Value	$13,165,899	Bank of America
Value	$12,460,319	Morgan Stanley
Value	$8,296,074	Wells Fargo
Value	$9,500,000	Bank of America
Quality Fixed Income	$326,244	Bank of America
Quality Fixed Income	$261,738	Bank of America
Quality Fixed Income	$568,187	Bear Sterns
Quality Fixed Income	$172,591	CS First Boston
Quality Fixed Income	$268,003	JP Morgan
Quality Fixed Income	$251,364	JP Morgan
Quality Fixed Income	$426,882	Merrill Lynch
Quality Fixed Income	$1,010,868	Merrill Lynch
Quality Fixed Income	$11,618	Morgan Stanley
Quality Fixed Income	$334,038	Wells Fargo
Quality Fixed Income	$861,505	JP Morgan
Quality Fixed Income	$105,897	JP Morgan Chase

PORTFOLIO TURNOVER

Changes may be made in the Funds’ portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100% with the exception of Quality Fixed Income Fund. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. The portfolio turnover rates for each of the Trust’s Funds during the last two fiscal years are set forth in Financial Highlights section of the Funds’ Prospectus.

TAXATION

Each of the Funds intends to qualify and elect annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses. In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions of earnings and profits will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an “exempt-interest dividend,” will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The following table lists the capital loss carry-forwards available to the Tamarack Equity Funds and Fixed Income Funds as of September 30, 2006.

Fund Name	Amount	Expires

Large Cap Growth	$17,283,662	2008
Large Cap Growth	$9,673,722	2009
Large Cap Growth	$2,915,217	2010
Quality Fixed Income	$1,604	2009
Quality Fixed Income	$702,251	2010
Quality Fixed Income	$1,229,732	2011
Quality Fixed Income	$672,204	2012
Quality Fixed Income	$70,674	2014

As a result of certain reorganization transactions occurring on April 16, 2004, pursuant to which certain other open-end investment companies (or portfolios thereof) were combined into the predecessors to Large Cap Growth Fund and Quality Fixed Income Fund, the ability of these Funds to offset capital gains with any resulting net capital loss carry-forwards may be limited.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. A portion of the dividends received by individual shareholders from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. A portion of distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses), if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a stockholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

In some cases, shareholders of a Fund will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called “section 1256 contracts.” With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.

The Funds are required to report to the Internal Revenue Service (“IRS”) all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 28% (“backup withholding”) in the case of non-exempt shareholders if: (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder’s U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

TAX-FREE INCOME FUND (the “Tax-Free Fund”). The Tax-Free Fund intends to manage its portfolio so that it will be eligible to pay “exempt-interest dividends” to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Tax-Free Fund’s dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. The Tax-Free Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Tax-Free Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that the Tax-Free Fund’s dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by the Tax-Free Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares of the Tax-Free Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder’s tax basis for the shares.

Deductions for interest expense incurred to acquire or carry shares of the Tax-Free Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as the Tax-Free Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Funds, the Advisor and their affiliates, and the Funds’ counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Tax-Free Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of the Tax-Free Fund should consult their tax advisors about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in the Tax-Free Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisors regularly about the tax consequences to them of investing in one or more of the Funds.

OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of fifteen separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

The following table lists the names of each predecessor fund (before the reorganizations) along with the current name of each Fund:

Predecessor Fund Name	Current Fund Name

RBC Quality Income Fund, a series of RBC Funds, Inc.	Tamarack Quality Fixed Income Fund
D.L. Babson Tax-Free Income Fund, Inc.	Tamarack Tax-Free Income Fund
Large Cap Equity Fund, a series of RBC Funds, Inc.	Tamarack Large Cap Growth Fund*
Mid Cap Equity Fund, a series of RBC Funds, Inc.	Tamarack Mid Cap Growth Fund*
Small Cap Equity Fund, a series of RBC Funds, Inc.	Tamarack SMID Cap Growth Fund*
Babson Enterprise Fund, Inc.	Tamarack Enterprise Fund
Babson Enterprise Fund II, Inc.	Tamarack Small Cap Core Fund *
Shadow Stock Fund, Inc.	Tamarack Microcap Value Fund
Babson Value Fund, Inc.	Tamarack Value Fund

*

From April 16, 2004 through January 15, 2005, Tamarack Large Cap Growth Fund was named Tamarack Large Cap Equity Fund, and Tamarack Mid Cap Growth Fund was named Tamarack Mid Cap Equity Fund. From April 16, 2004 through January 15, 2005, Tamarack SMID Cap Growth Fund was named Tamarack Small Cap Equity Fund and from January 16, 2005 to March 8, 2007 it was named Tamarack Small Cap Growth Fund. From April 16, 2004 through January 28, 2007, Tamarack Small Cap Core Fund was named Tamarack Enterprise Small Cap Fund.

VOTING RIGHTS

The Trust is a diversified open-end investment management company and under the Agreement and Declaration of Trust is not required to hold annual meetings of each Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

OTHER SERVICE PROVIDERS

Wells Fargo Bank, N.A., Wells Fargo Center, 733 Marquette Avenue South, Minneapolis, Minnesota 55479, acts as custodian of the Trust’s assets. Wells Fargo Bank, N.A. also acts as the securities lending agent to certain Funds.

Boston Financial Data Services, Inc, located at The Poindexter Building, 330 West 9th Street, Kansas City, Missouri 64105 (“BFDS”), serves as the transfer agent for the Equity Funds and Fixed Income Funds. The current agreement with BFDS limits the potential liability of BFDS in certain circumstances to the amount of fees earned by BFDS within a twelve month period under the agreement. In the event that the aggregate amount of losses incurred by the Funds and attributable to BFDS under the agreement is exceeded, the Funds have the ability to terminate the agreement with BFDS immediately.

BFDS is also the dividend paying agent for the Funds.

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, provides fund accounting services to the Funds pursuant to a Fund Accounting Agreement.

In connection with Microcap Value Fund, the Advisor has an agreement with Analytic Systems, Inc. to provide it with certain portfolio and securities analysis consulting services. For these services, the Advisor pays Analytic Systems a fee at an annual rate of 20/100 of 1% of the average daily net assets of Microcap Value Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, was selected by the Board of Trustees to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2006. Deloitte & Touche LLP provides audit services and assistance and consultation in connection with review of certain SEC filings.

COUNSEL

Dechert LLP, 90 State House Square, Hartford, CT 06103-3702, passes upon certain legal matters in connection with the shares offered by the Trust and also acts as Counsel to the Trust.

Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia PA 19103, serves as counsel to the independent trustees of the Trust.

CODE OF ETHICS

The Trust, the Advisor, and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PORTFOLIO DISCLOSURE POLICIES AND PROCEDURES

The Board of Trustees has approved a Portfolio Disclosure Policy for the Trust.

The policy provides that, in general, the Trust will not selectively release or make available information on portfolio holdings to any shareholder, financial intermediary or information service or other third party, without that information being available to all shareholders.

The policy provides that, on a monthly basis, the Trust will make available to shareholders information on the top ten portfolio holdings of each Fund. This information is generally posted on the Trust’s website within ten business days of each month end (or no later than the fifteenth calendar day of the next following month). Once the information is posted on the website, the information will be provided to shareholders or other parties upon request.

The policy also provides that, on a quarterly basis, the Trust will make available to shareholders a complete list of portfolio holdings of each Fund. This information is generally posted on the Trust’s website within five business days of each calendar quarter end. The day after being posted on the website, the information may be provided to shareholders or other parties upon request.

Each Fund’s investment advisor, administrator, sub-administrator, fund accounting agent and custodian will have access to a Fund’s holdings before they are publicly disclosed. These entities need that information to provide ongoing services to the Funds. These entities are required by contract and federal securities law to maintain the confidentiality of that information until it is publicly available and not to misuse the information. From time to time, a Fund may have a legitimate business need to disclose its portfolio holdings to its independent registered public accounting firm or legal counsel, a potential new advisor or sub-advisor, or another entity before those holdings are publicly available. Such disclosure will be made only upon the advance approval of an executive officer of the Trust and subject to an agreement to keep the information confidential and not to misuse the information.

In addition, as of the effective date of this SAI, the Funds’ portfolio holdings are disclosed to the following service providers as part of ongoing arrangements that serve legitimate business purposes: Lipper, Morningstar and Vestek Systems, Inc. The portfolio holdings are released to these entities so that the Funds may be included in each entity’s industry reports and other materials. The information is released at least one day after it is posted on the Trust’s website.

Portfolio holdings information will be released to individual investors, institutional investors, financial intermediaries that distribute Fund shares, third-party service providers, rating and ranking organizations, and other persons only in accordance with the above requirements. It is the Fund’s policy to prohibit the receipt of compensation by the Funds, the investment advisor, or any affiliated person of the Funds in exchange for releasing a Fund’s portfolio holdings information.

The CCO is responsible for overseeing the disclosure of each Fund’s portfolio holdings for compliance with the Trust’s Portfolio Disclosure Policy, as summarized above. As part of this responsibility, the CCO will review the Trust’s disclosure practices to address any conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or affiliated persons, on the other, and to ensure that all disclosures of a Fund’s portfolio holdings are in the best interests of Fund shareholders.

The Board of Trustees will review this policy periodically as part of its ongoing oversight of the Trust’s compliance program.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements of the Funds included in their most recent Annual Reports are incorporated herein by reference to such Reports. The dates of the Reports are as follows: Equity Funds, September 30, 2006; and Fixed Income Funds, September 30, 2006. Copies of such Annual Reports are available without charge upon request by writing to Tamarack Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, or telephoning (800) 422-2766 or on the Funds’ website at www.voyageur.net.

The financial statements for the periods ended September 30, 2006 in the Annual Reports for the Equity Funds and Fixed Income Funds and incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”):

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”):

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A-1

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC-, C — Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Bonds rated BB have less near-term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — Bonds rated B have a greater vulnerability to nonpayment than obligations rated ‘BB’ but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC — A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES

MOODY’S:

Moody’s rating for state, municipal and other short-term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

A-2

Symbols used are as follows:

MIG-1/VMIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG-2/VMIG 2 — This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG 3 — This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG — This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY’S:

Prime - 1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in will-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime - 3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings

A-3

and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR - Withdrawn

S&P:

A-1 — An obligor rated “A-1” has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 — An obligor rated “A-2” has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 — An obligor rated “A-3” has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B — An obligor rated “B” is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — An obligor rated “C” is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D — An obligor rated “D” is in payment default. The “D” rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. — An issuer designated N.R. is not rated.

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH INVESTORS SERVICE, INC. (“FITCH”):

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings.” International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction. The following scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-4

A — HIGH CREDIT QUALITY. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C — HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D — DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Notes: — “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’. ‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question. ‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

NATIONAL LONG-TERM CREDIT RATINGS

FITCH:

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

A-5

AAA(xxx) — ‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) — ‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A(xxx) — ‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) — ‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx) — ‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) — ‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xsx), C(xxx) — These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) — These categories of national ratings are assigned to entities or financial commitments which are currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings”. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

F1 — HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in reduction to non-investment grade.

B — SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

A-6

C — HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — DEFAULT. Denotes actual or imminent payment default.

NOTES — “+” may be appended to an ‘F1’ rating class to denote relative status within the category. ‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question. ‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

NATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) — Indicates actual or imminent payment default.

Note to National Short-Term Ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

A-7

APPENDIX B

TAMARACK FUNDS TRUST

Proxy Voting Policies and Procedures
(Effective Date: July 2005)

I. STATEMENT OF PRINCIPLE

          The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders and has accordingly adopted these policies and procedures on behalf of each Fund.

II. DIRECTION TO CUSTODIAN

          The Trust has directed Wells Fargo Bank, N.A. (the “Custodian”), as custodian of the assets of each Fund, to vote proxies on behalf of the Funds according to the proxy voting policies and procedures expressly adopted by the Board of Trustees. The Custodian has been further directed to solicit and vote in accordance with the direction of the Trust on any proxy issue not clearly addressed by the proxy voting policies and procedures. The Custodian utilizes Institutional Shareholder Services (“ISS”), a proxy voting agent, for voting proxies and proxy voting analysis and research.

III. ADOPTION OF CUSTODIAN’S POLICIES

          The Board of Trustees adopts the Custodian’s proxy voting policies and procedures, which are attached as Exhibit B as the policies and procedures that will be used in respect of each Fund and accordingly, by the Custodian when exercising voting authority on behalf of the Trust.

IV. REVIEW OF PROXY VOTING POLICY AND PROCEDURES

          The Board of Trustees will review these policies and procedures (including the Custodian’s policies and procedures) on an annual basis and at such other times as it may determine.

V. RECORDKEEPING

          The Trust will maintain (or cause the Custodian or another service provider to maintain) all records and materials related to proxy voting decisions and the proxy voting process in accordance with applicable rules and regulations under the Investment Company Act of 1940, as amended.

VI. PROXY VOTING OVERSIGHT COMMITTEE

          A Proxy Voting Oversight Committee (“Committee”) shall be established for the purpose of resolving any issues associated with proxy solicitation process, conflicts of interests, or other matters that may require further review by the Trust. The Committee shall be comprised of Fund officers and other persons appropriately designated by the Board of Trustees. The Committee shall meet, as necessary, to consider recommendations regarding specific proxy proposals that may vary from approved guidelines used by the Custodian. Such recommendations must be adequately documented in writing and submitted to the Committee at least three days before the respective issuer’s shareholder meeting at which the proposal is scheduled to be considered. In the event that the Committee approves a proxy proposal that varies from the Custodian’s guidelines, the Committee shall take reasonable steps to communicate proxy voting instructions and direct the Custodian to vote accordingly.

B-1

EXHIBIT A

WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY

INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC). A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability. Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

PROXY POLICY STATEMENT

A.

Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B.

Because the acquisition and retention of a security reflects confidence in management’s ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C.

We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

	1.	The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

		a.	an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

		b.	upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

		c.	Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

2.

We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

		a.	An evaluation will be made of the Board’s independence and performance as determined by a review of relevant factors including:

			1)	Length of service of senior management

			2)	Number/percentage of outside directors

			3)	Consistency of performance (EPS) over the last five years

			4)	Value/growth of shares relative to industry/market averages

B-2

			5)	Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

		b.	If the Board is viewed to be independent and the financial performance of the Company has been good:

			1)	An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

			2)	If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

c.

If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

		d.	If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board’s and management’s position to the Committee.

D.	Our process for evaluating shareholder proposals will be as follows:

	1.	If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

2.

If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

	3.	Standard shareholder proposals will be voted as indicated on Exhibit C.

E.

The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F.

This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G.

Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H.

The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

	1.	The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

	2.	The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

B-3

3.

Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

4.	Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

5.	Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

6.	The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

7.

Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

8.	The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

9.	The Wells Fargo proxy voting record is available for review by the client.

B-4

Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company.

FOR

WFB will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

WFB will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

AGAINST

Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

AGAINST/WITHHOLD

With the above exception, WFB will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

WFB will vote against proposals that require auditors to attend annual meetings as auditors are regularly by the board audit committee, and such attendance is unnecessary.	AGAINST

WFB will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).	CASE-BY-CASE

WFB will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

WFB will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

For foreign corporations, WFB will consider on a case-by-case basis if the auditors are being changed without an explanation, or if the non-audit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

CASE-BY-CASE

Specifically for Japan, WFB will consider voting against the appointment of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies’ articles of incorporation lengthening the internal auditors’ term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

AGAINST

B-5

Directors and Auditor’s Reports

For foreign corporations, WFB will generally vote for proposals to approve directors’ and auditors’ reports, unless:	FOR

• there are concerns about the accuracy of the accounts presented or the auditing procedures used;	AGAINST

• the company is not responsive to shareholder questions about specific items that should be publicly disclosed.	AGAINST

The directors’ report usually includes a review of the company’s performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company. Shareholders can find reference to any irregularities or problems with the company in the auditors report.

Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, WFB will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.

FOR

Similarly, WFB will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Approve Other Business

WFB will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, WFB retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

AGAINST

Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and CEO be held separately.	AGAINST

B-6

WFB would prefer to see the chairman and chief executive positions be held by different individuals. However, separation of the two positions may not be in shareholders’ best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is both chairman and CEO if there is no adequate justification provided by the company.	AGAINST

Independent Board of Directors/Board Committee

WFB will vote for proposals requiring that two-thirds of the board be independent directors, unless the board is effectively in compliance with the request based on WFB’s definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.

FOR

WFB will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

WFB will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

WFB will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

FOR

WFB will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

WITHHOLD

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the ‘single-slate’ approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

CASE-BY-CASE

Specifically in Japan, in cases where a company has committed some fraudulent or criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

AGAINST

In addition, WFB will vote against proposals asking the board to address the issue of board diversity.	AGAINST

WFB will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

AGAINST

B-7

Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

FOR

Alternatively, WFB will vote against indemnity proposals that are overly broad. For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

AGAINST

For foreign corporations, WFB will vote against providing indemnity insurance to auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.

AGAINST

Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and management unless:	FOR

• there are serious questions about actions of the board or management for the year in question;	AGAINST

• legal action is being taken against the board by shareholders.	AGAINST

Discharge is a tacit vote of confidence in the company’s corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

AGAINST

Limitation on Number of Boards a Director May Sit On

WFB will withhold votes from directors who sit on more than six boards.	WITHHOLD

Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement age of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors.	AGAINST

Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.

CASE-BY-CASE

B-8

Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

CASE-BY-CASE

Contested Election of Directors or Trustees Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

CASE-BY-CASE

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.

CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

CASE-BY-CASE

For foreign corporations, WFB will vote for the elimination of protected board seats, as all directors should be accountable to shareholders.	FOR

Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

WFB will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, WFB will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

B-9

Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis, in accordance with its proxy voting guidelines. However, if the board is elected annually we will not support cumulative voting.

CASE-BY-CASE

Shareholders’ Right To Call A Special Meeting Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

CASE-BY-CASE

Board Size

WFB will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.	AGAINST

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, WFB will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, WFB will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

CASE-BY-CASE

B-10

WFB will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

WFB will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

FOR

If the proposal is bundled with other charter or bylaw amendments, WFB will analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

CASE-BY-CASE

Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, WFB will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.

AGAINST

Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

AGAINST

Alternatively, WFB will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

For foreign corporations, WFB will vote for proposals that create preference shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

FOR

Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation’s charter or by-laws. The factors considered are those specified in the proxy guidelines.

CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and WFB will vote against proposals that provide for them.	AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation’s governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

B-11

Confidential Voting

WFB will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

AGAINST

Specifically in Japan, WFB will vote against management proposals amending their articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require two-thirds majority of votes cast).

AGAINST

Equal Access to the Proxy

WFB will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

CASE-BY-CASE

Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

AGAINST

Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, WFB will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

WFB will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

AGAINST

Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed solely to conform with modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.

FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

B-12

Bundled Proposals

WFB will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

CASE-BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will consider requests for increases in authorized common stock on a case-by-case basis. Factors to be considered include the company’s industry and performance. These stock increases may be for a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

AGAINST

For reverse stock splits, WFB will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company’s stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

FOR

WFB will generally vote in favor of forward stock splits.	FOR

Dividends

WFB will vote for proposals to allocate income and set dividends.	FOR

WFB will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, WFB will vote against the proposal.	AGAINST

WFB will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

AGAINST

In addition, WFB will vote for proposals to set director fees.	FOR

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

FOR

B-13

Alternatively, WFB will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

AGAINST

In addition, WFB will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

WFB will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.	CASE-BY-CASE

Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.	CASE-BY-CASE

Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

FOR

In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

FOR

Share Repurchase Plans

WFB will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

CASE-BY-CASE

WFB will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS (Institutional Shareholder Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

FOR

B-14

If the proposed cost is above the allowable cap, WFB will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:
• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

WFB will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

CASE-BY-CASE

WFB will vote against shareholder proposals asking the company to expense stock options. WFB is not opposed to the concept. However, we currently lack an appropriate accounting treatment for it at present.

AGAINST

WFB will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

WFB will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

AGAINST

WFB will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

CASE-BY-CASE

For certain OBRA-related proposals, WFB will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

CASE-BY-CASE

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

CASE-BY-CASE

WFB will generally vote for retirement plans for directors.	FOR

Executive and Director Compensation Plans (continued)

Specifically in Japan, WFB will vote against option plans/grants to directors or employees of “related companies,” even though they meet our criteria for dilution and exercise price, without adequate disclosure and justification.

AGAINST

Specifically in the U.K., WFB will vote against directors who have service contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code’s recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

AGAINST

B-15

WFB will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis. Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

CASE-BY-CASE

Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.

FOR

For foreign companies, proposals to authorize bonuses to directors and statutory auditors who are retiring from the board will be considered on a case-by-case basis.	CASE-BY-CASE

Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

FOR
• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

WFB will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

FOR

WFB will generally vote against proposals that (a) seek additional disclosure of information on executive or director’s pay, or (b) seek to limit executive and director pay.	AGAINST

Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;	CASE-BY-CASE

B-16

• guarantees of benefits if a key employee voluntarily terminates;
• guarantees of benefits to employees lower than very senior management; and
• indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Reincorporation

WFB will evaluate a change in a company’s state of incorporation on a case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states’ corporate governance laws.

CASE-BY-CASE

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. WFB will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders’ best interests.

CASE-BY CASE

In addition, WFB will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state’s corporate governance laws on a case-by-case basis.

CASE-BY-CASE

WFB will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.	CASE-BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company’s takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

FOR

Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

CASE-BY-CASE
• anticipated financial and operating benefits;
• offer price (cost versus premium);
• prospects for the combined companies;
• how the deal was negotiated;

In addition, WFB will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.

CASE-BY-CASE

B-17

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation.

CASE-BY-CASE

Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

FOR

Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management.

Proposals may include, and are not limited to, the following issues:	FOR
• eliminating the need for annual meetings of mutual fund shareholders;
• entering into or extending investment advisory agreements and management contracts;
• permitting securities lending and participation in repurchase agreements;
• changing fees and expenses; and
• changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund’s average net daily assets. In exchange for this consideration, the investment advisor manages the fund’s account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor’s corporate parent.

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund’s shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

AGAINST

B-18

• Social and environmental issues that may arise include:
• Energy and Environment
• Repressive Regimes and Foreign Labor Practices (South Africa, Northern Ireland, China)
• Military Business
• Maquiladora Standards & International Operations Policies
• World Debt Crisis
• Equal Employment Opportunity & Discrimination
• Animal Rights
• Product Integrity and Marketing
• Human Resources Issues
• Political and Charitable Contributions
• Reference to Sexual Orientation
• Pollution or Climate Change
• Genetically Engineered Ingredients/Seeds

B-19

TAM EQ & FI SAI 1/07

TAMARACK FUNDS TRUST

100 SOUTH FIFTH STREET, SUITE 2300

MINNEAPOLIS, MINNESOTA 55402

GENERAL AND ACCOUNT INFORMATION

(800) 422-2766

STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 29, 2007

This Statement of Additional Information (“SAI”) describes the Money Market Funds series (each a “Fund” or a “Money Market Fund”) of Tamarack Funds Trust (the “Trust”) advised by Voyageur Asset Management Inc. (the “Advisor” or “Voyageur”). The Funds are:

Money Market Funds

—	Tamarack Prime Money Market Fund
—	Tamarack U.S. Government Money Market Fund
—	Tamarack Tax-Free Money Market Fund
—	Tamarack Institutional Prime Money Market Fund
—	Tamarack Institutional Tax-Free Money Market Fund
—	Tamarack Treasury Plus Money Market Fund

Each Fund has distinct investment objectives and policies. Shares of Treasury Plus Money Market Fund are sold to the public by Tamarack Distributors Inc.; shares of all other Money Market Funds are sold to the public by RBC Dain Rauscher Inc. (Tamarack Distributors Inc. and RBC Dain Rauscher Inc. are each referred to as a “Distributor,” and together as the “Distributors”) as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates.

The Trust is offering an indefinite number of shares of each class of shares offered by the particular Fund. See “Additional Purchase and Redemption Information” and “Other Information — Capitalization” below.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Treasury Plus Money Market Fund or the prospectus for all other Money Market Funds, both dated January 29, 2007, (individually or collectively, the “Prospectus”). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related report of the independent registered public accounting firm in the Funds’ Annual Reports for their most recent fiscal periods are incorporated by reference into this SAI. Copies of the Annual Reports and the Prospectus are available without charge, and may be obtained by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.voyageur.net.

Shareholder Information

2

INVESTMENT POLICIES

This SAI discusses the investment objectives of the Funds and the policies employed by the Funds to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund’s shareholders. Unless otherwise indicated, each investment policy and practice applies to all Funds.

Rule 2a-7 Standards. Each Tamarack Money Market Fund is managed in accordance with Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”), which imposes strict portfolio quality, maturity and diversification standards on money market funds. Tamarack Funds Trust’s Board of Trustees has adopted guidelines designed to ensure compliance with Rule 2a-7 by each Fund, and the Board oversees the day-to-day determinations by Voyageur Asset Management Inc., each Fund’s investment advisor (the “Advisor”), that each Fund is in compliance with Rule 2a-7. In certain respects, as described below, the Funds are managed in accordance with standards that are more strict than those required by Rule 2a-7.

Each Fund may invest exclusively in U.S. dollar-denominated investments that present minimal credit risk and are within Rule 2a-7’s definition of “Eligible Securities.” Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations (“NRSROs”) (or if only one NRSRO has rated such security, then by that one NRSRO) in one of the two highest short-term rating categories (such as A-1 or A-2 by Standard & Poor’s Corporation (“S&P”) and/or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”)). Prime Money Market Fund, Institutional Prime Money Market Fund and U.S. Government Money Market Fund invest exclusively in Eligible Securities with two NRSRO ratings, and Tax-Free Money Market Fund and Institutional Tax Free Money Market Fund invest only in Eligible Securities that have at least one NRSRO rating. The Funds currently do not invest in unrated securities.

The Treasury Plus Fund may invest exclusively in U.S. Treasury bills, notes, bonds, and other U. S. Treasury obligations issued or guaranteed by the U. S. government and repurchase agreements collateralized by such obligations. These securities present minimal credit risk and are within Rule 2a-7’s definition of “Eligible Securities.

Each investment by a Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the time of investment. In addition, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. Government Fund voluntarily maintains a shorter dollar-weighted average portfolio maturity of 60 days or less.

Immediately after the purchase of any investment by a Fund in a security (other than a U.S. Government security or a security that is subject to a “guarantee”), the Fund may not have invested more than 5% of its total assets in securities issued by the issuer, except for certain temporary investments. Securities subject to guarantees are not subject to this test. However, immediately after a Fund acquires a security subject to a guarantee, then with respect to 75% of the Fund’s total assets, not more than 10% of the Fund’s total assets may be invested in securities either issued or guaranteed by the guarantor.

In addition, Rule 2a-7 imposes strict limits on Prime Money Market Fund, Institutional Prime Money Market Fund, U.S. Government Money Market Fund and Treasury Plus Money Market Fund by limiting investments in “Second Tier Securities.” Rule 2a-7 generally requires that at least 95% of each such Fund’s investments must be in “First Tier Securities.” The Funds currently invest exclusively in First Tier Securities. “First Tier Securities” are defined generally as Eligible Securities rated by two NRSROs (or if only one NRSRO has rated the security, then by that one NRSRO) in the highest short-term rating categories (such as A-1 by S&P and/or Prime-1 by Moody’s), or unrated securities that are deemed to be of comparable quality. Second Tier Securities are defined as Eligible Securities that do not qualify as First Tier Securities.

The types of obligations that the Money Market Funds (other than U.S. Government Money Market Fund and Treasury Plus Money Market Fund) may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also invest in municipal bonds and participation interests in municipal bonds, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities.

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Securities purchased by the Money Market Funds mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and quality characteristics that under applicable law and interpretations of law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.

Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds when issued or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under “Fannie Mae” (Federal National Mortgage Association) or “Ginnie Mae” (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either “general obligation” or “revenue” bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit a Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer’s full faith and credit and taxing (usually property tax) power.

Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

Although Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may invest more than 25% of their net assets in (a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, they do not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the prospectuses and this Statement of Additional Information with respect to Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund has been introduced in Congress; other legislation of this type also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund’s portfolios. Upon the effectiveness of any legislation that materially affects Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund’s ability to achieve their investment objectives, the

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Board of Trustees will reevaluate the Funds’ investment objectives and submit to its shareholders for approval necessary changes in their objectives and policies.

PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND. Prime Money Market Fund and Institutional Prime Money Market Fund invest in high quality, U.S. dollar denominated money market instruments, including but not limited to Government Obligations (described further below under “DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES — U.S. GOVERNMENT SECURITIES”); high-grade corporate debt obligations; obligations of banks and savings and loans that are members of the Federal Deposit Insurance Corporation (the “FDIC”), which obligations may include, but are not limited to, certificates of deposit, bankers’ acceptances and documented discount notes and letters of credit; high-grade commercial paper guaranteed or issued by domestic corporations; and instruments (including repurchase agreements) secured by such obligations; certain U.S. dollar denominated commercial paper and other short-term obligations issued by foreign entities; and certain taxable municipal securities; and other money market funds.

U.S. GOVERNMENT MONEY MARKET FUND. U.S. Government Money Market Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the 1940 Act whereby, under normal circumstances, at least 80% of its assets must be invested in U.S. Government Securities (described further below under “DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES — U.S. GOVERNMENT SECURITIES”) and in repurchase agreements fully collateralized by U.S. Government Securities. However, under normal market conditions, the Advisor will attempt to keep substantially all of the Fund’s assets invested in these instruments. U.S. Government Money Market Fund may also invest in other money market funds. U.S. Government Money Market Fund has also adopted a policy to provide shareholders with at least 60 days’ notice in the event of a planned change in this investment policy. Any such notice will meet the requirements of Rule 35d-1(c) of the 1940 Act.

TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests in these debt obligations, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation. As a matter of fundamental policy, under normal market conditions, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund must invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in these tax-exempt securities. However, under normal market conditions, the Advisor will attempt to keep substantially all of each Fund’s assets invested in tax-exempt securities. This policy cannot be changed for a Fund without the approval of that Fund’s shareholders.

The types of obligations that these Funds may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also invest in municipal bonds and participation interests in municipal bonds, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities. These obligations are described in more detail below under “DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES — BOND ANTICIPATION NOTES, MUNICIPAL BONDS AND REVENUE BONDS.” Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also invest in other money market funds.

TREASURY PLUS MONEY MARKET FUND. The Treasury Plus Money Market Fund may invest exclusively in U.S. Treasury bills, notes, bonds, and other U.S. Treasury obligations issued or guaranteed by the U.S. government and repurchase agreements collateralized by such obligations. These securities present minimal credit risk and are within Rule 2a-7’s definition of “Eligible Securities.” Each investment by the Treasury Plus Money Market Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the time of investment.

To the extent that the Treasury Plus Money Market Fund is invested exclusively in obligations issued by the U.S. Treasury or guaranteed by the U.S. Government, it is not subject to the limitations under Rule 2a-7 whereby the Fund may not have invested more than 5% of its total assets in securities issued by the issuer, except for certain temporary investments. U.S government securities or other securities subject to guarantees are not subject to this test.

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DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Obligations”). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds. U.S. Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. Treasury.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the U.S. Treasury, such as mortgage-backed certificates issued by the Government National Mortgage Association. Others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Other Government Obligations, such as obligations of the Federal National Mortgage Association, Federal Home Loan Mortgage Corp. and Tennessee Valley Authority are backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still other Government Obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the net asset value of any Fund’s shares.

BANK AND SAVINGS AND LOAN OBLIGATIONS (PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND). Investments in obligations of banks and savings and loans are limited to (a) certificates of deposit and bank notes or other deposit obligations issued by banks with assets in excess of $500,000,000 or branches of these banks; (b) certificates of deposit, bank notes or other deposit obligations of savings and loans with assets in excess of $500,000,000; and (c) bankers’ acceptances, letters of credit or other obligations guaranteed by banks meeting the above criteria. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity. Obligations issued or guaranteed by FDIC member institutions are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are only insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds that Prime Money Market Fund and Institutional Prime Money Market Fund may have on deposit at any one bank or savings and loan. Bankers’ acceptances and letters of credit are not insured. The Prime Money Market Fund and Institutional Prime Money Market Fund may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by foreign branches of U.S. banks or by foreign banks domiciled outside the U.S. Deposit obligations of foreign banks or domestic branches of foreign banks also are not covered by FDIC insurance; in addition, these investments may involve other risks different from risks associated with investments in deposit obligations of domestic banks, such as political and economic developments and the possible imposition of governmental restrictions. Prime Money Market Fund and Institutional Prime Money Market Fund may invest in bank debt obligations only if the issuer has received the highest short-term rating from at least two NRSROs (such as “Prime-1” by Moody’s, “A-1” by S&P or F1 by Fitch) with respect to either the obligation to be purchased or with respect to a class of debt obligations that is comparable in priority and security with the obligation to be purchased.

COMMERCIAL PAPER (ALL FUNDS EXCEPT TREASURY PLUS MONEY MARKET FUND). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations (including special purpose corporations) and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

REPURCHASE AGREEMENTS. The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated

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to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with primary dealers that report to the Federal Reserve Bank of New York or with the 100 largest U.S. commercial banks (as measured by domestic deposits). As a non-fundamental policy, no Fund will invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid investments. The Advisor will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

LOANS OF PORTFOLIO SECURITIES (PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a particular Fund.

The Funds will earn income for lending their securities from fees paid by borrowers and from the investment of cash collateral. The Funds will then pay the lending agent a percentage of the lending income. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In the event that a borrower fails to return the lent security, the lending agent will indemnify the Funds based on the difference in value between the closing market value of the security on the date it should have been returned and the value of the cash collateral. The Funds assume all risk of loss arising out of collateral investment loss and any resulting collateral deficiencies.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS EXCEPT TREASURY PLUS MONEY MARKET FUND). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

ILLIQUID INVESTMENTS; LIQUIDITY GUIDELINES (ALL FUNDS EXCEPT TREASURY PLUS MONEY MARKET FUND). Each Money Market Fund is permitted to invest up to 10% of its assets in all forms of “illiquid” investments and may invest without limitation in “restricted” securities, including unregistered commercial paper, which the Advisor, pursuant to liquidity standards established by the Board of Trustees, has determined are liquid. An investment is

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generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund is valuing the investment. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds.

“Restricted securities” are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). These securities generally have been considered illiquid by the staff of the SEC, since the securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act, and certain types of commercial paper). Additionally, the Advisor believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. Each Money Market Fund may invest without limitation in these forms of restricted securities if the securities are deemed by the Advisor to be liquid in accordance with liquidity guidelines established by the Board of Trustees. Under these guidelines, the Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the level of each Fund’s illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

VARIABLE AND FLOATING RATE DEMAND MUNICIPAL OBLIGATIONS (TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND). Variable and floating rate demand municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice either from the issuer or obligor or by drawing on a bank letter of credit or comparable guarantee issued with respect to the obligations. The issuer of an obligation of this type may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable or floating rate demand municipal obligations in which Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may invest are payable on demand at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 days and upon no more than 30 days’ notice. The terms of these obligations must provide that interest rates are adjustable at intervals ranging from daily up to annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the obligations. These obligations are subject to the quality characteristics for municipal obligations outlined above and described in the prospectus. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may invest without limitation in obligations of this type.

The principal and accrued interest payable to the Funds on demand will be supported by a letter of credit, a standby commitment or comparable guarantee of a financial institution (generally a commercial bank or insurance company) whose short-term taxable debt meets the quality criteria for investment by the Funds in municipal obligations, except in cases where the security itself meets the credit criteria of the Funds without a letter of credit or comparable guarantee. So although the underlying variable or floating rate demand obligation may not meet the particular Fund’s rating criteria, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund in these cases will have at all times an alternate credit source to draw upon for payment with respect to the security.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also purchase participation interests in variable or floating rate obligations. These participation interests will have, as part of the participation agreement between the Funds and the selling financial institution, a demand feature that permits the Funds to demand payment from the seller of the principal amount of the Funds’ participation plus accrued interest. This demand feature will always be supported by a letter of credit or comparable guarantee provided by the selling financial institution. The financial institution will retain a service fee, a letter of credit fee and a fee for issuing commitments to purchase on demand in an amount equal to the excess of the interest paid on the variable or floating rate obligation in which the Funds have a participation interest over the negotiated yield at which the participation interest was purchased. Accordingly, Tax-Free Money Market Fund and Institutional Tax-

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Free Money Market Fund will purchase participation interests only when the yield to the Funds, net of fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term, fixed rate, tax-exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

While variable and floating rate demand municipal obligations are expected to have maturities in excess of 397 days, the Advisor currently expects that Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund will exercise their right to demand payment of principal and accrued interest on an obligation of this type if it no longer meets the Funds’ quality standards, unless, of course, the obligation can be sold for a greater amount in the market.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund maintains a segregated or earmarked account with the Trust’s custodian, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund’s assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

Obligations purchased on a when-issued basis or held in the Funds’ portfolios are subject to changes in market value based not only upon the public’s perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates. Therefore, with respect to Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, if to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased obligations on a “when-issued” basis, there will be a greater possibility that the market value of the Fund’s assets will vary from $1.00 per share. However, each of Tax-Free Fund and Institutional Tax-Free Fund do not believe that under normal circumstances its net asset value or income will be affected by its purchase of obligations on a when-issued basis.

When payment is made for when-issued securities, a Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains, which could cause the Funds to realize income not exempt from federal income taxation.

CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND AND TREASURY PLUS MONEY MARKET FUND). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund, or if unrated, are in the Advisor’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s, S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more

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than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders.

OTHER ASSET-BACKED SECURITIES (PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND). Other asset-backed securities are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies and with applicable law and regulations. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are also subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future. Certain asset backed securities may be considered derivative instruments.

MUNICIPAL LEASE OBLIGATIONS (TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND). These Funds may invest in municipal lease obligations including certificates of participation (“COPs”), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal obligations. A Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the Advisor, to be of a quality comparable to the Fund’s quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Board of Trustees will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Advisor will evaluate the credit quality and, pursuant to guidelines adopted by the Trustees, the liquidity of the security. In making its evaluation, the Advisor will consider various credit factors, such as the necessity of the project, the municipality’s credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money

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is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the “non-appropriation” risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, a Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 10% of its assets. The liquidity of municipal lease obligations purchased by a Fund will be determined pursuant to guidelines approved by the Board of Trustees.

Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation’s rating; and, if the security is unrated, the factors generally considered by a rating agency. Municipal lease obligations will be treated as illiquid unless they are determined to be liquid pursuant to the Funds’ liquidity guidelines.

STAND-BY COMMITMENTS (TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND). Consistent with the requirements of Rule 2a-7, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also acquire “stand-by commitments” with respect to obligations held in their portfolios. Under a “stand-by commitment,” a dealer agrees to purchase, at the Funds’ option, specified obligations at a specified price. “Stand-by commitments” are the equivalent of a “put” option acquired by the Funds with respect to particular obligations held in its portfolio.

The amount payable to Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund upon its exercise of a “stand-by commitment” will normally be (a) the Fund’s acquisition cost of the obligation (excluding any accrued interest that the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the obligation; plus (b) all interest accrued on the obligations since the last interest payment date during the period the obligation is owned by the Fund. “Stand-by commitments” may be acquired when the remaining maturity of the underlying obligation is greater than 60 days, but will be exercisable by Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund only during the 60 day period before the maturity of the obligation. Absent unusual circumstances, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund will value the underlying obligation on an amortized cost basis. Accordingly, the amount payable by a dealer during the time a “stand-by commitment” is exercisable is substantially the same as the value of the underlying obligation. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund’s right to exercise “stand-by commitments” must be unconditional and unqualified. A “stand-by commitment” is not transferable by a Fund, although it may sell the underlying obligation to a third party at any time.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund expect that “stand-by commitments” will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for obligations that are acquired subject to a stand-by commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio may not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund intend to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the Advisor, present minimum credit risks. The Funds’ reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying obligations that are subject to the commitment. However, the failure of a party to honor a stand-by commitment could have an adverse impact on the liquidity of Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund during periods of rising interest rates.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund intend to acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or maturity of the underlying obligation, which will continue to be valued in accordance with the amortized cost method. Stand-by commitments will be valued at zero in determining net asset value. Where Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during

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which the commitment is held. Stand-by commitments will not affect the average weighted maturity of Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund’s portfolio.

PARTICIPATION INTERESTS (TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND). The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund’s Advisor has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Advisor that interest earned by the Fund on municipal obligations on which it holds participation interests is exempt from federal income tax.

COMMERCIAL PAPER AND OTHER CORPORATE, BANK AND OTHER DEBT OBLIGATIONS (PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND). Prime Money Market Fund and Institutional Prime Money Market Fund currently are permitted to purchase commercial paper and other corporate and bank debt obligations only if the issuer has received the highest short-term rating from at least two NRSROs (such as “Prime-1” by Moody’s, “A-1” by S&P and F1 by Fitch) with respect to either the obligation to be purchased or with respect to a class of debt obligations that is comparable in priority and security with the obligation to be purchased.

Prime Money Market Fund and Institutional Prime Money Market Fund may also invest in funding agreements issued by insurance companies. Funding agreements are considered insurance contracts whereby holders are entitled to the same priority as direct claims made on the issuing insurance company by policyholders. These investments are available in the form of U.S. dollar denominated instruments and are subject to the same general credit review and credit quality standards as are applicable to the other securities in these two funds.

Prime Money Market Fund and Institutional Prime Money Market Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities and U.S. dollar-denominated obligations issued by domestic branches of foreign depository institutions, such as certificates of deposit, bankers’ acceptances, time deposits and deposit notes. These Funds may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by foreign branches of U.S. banks or by foreign banks located abroad. Obligations of foreign branches and subsidiaries of foreign deposit institutions may be the general obligation of the parent institution or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

Prime Money Market Fund and Institutional Prime Money Market Fund may also invest in obligations of states and their agencies, instrumentalities and political subdivisions that bear interest generally includable in gross income for federal income tax purposes (collectively, “taxable municipal securities”). Certain taxable municipal securities are not “general obligations” (obligations secured by the full faith and credit or taxing power of a governmental body) and, in those cases, are repayable only from such revenues as may be pledged to repay such securities.

Investments in foreign securities and taxable municipal securities are subject to the same general credit review and credit quality standards as are applicable to the other securities in which Prime Money Market Fund and Institutional Prime Money Market Fund are permitted to invest. However, the financial information available on these obligations may be more limited than what is available for securities that are registered with the SEC or that otherwise are issued by entities that are required to file reports under the Securities Exchange Act of 1934. Foreign securities are subject to other risks that may include unfavorable political and economic developments and possible withholding taxes or other governmental restrictions that might affect the principal or interest on securities owned by a Fund.

BOND ANTICIPATION NOTES, MUNICIPAL BONDS AND REVENUE BONDS (TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND).

Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal

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Housing Administration under “Fannie Mae” (Federal National Mortgage Association) or “Ginnie Mae” (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either “general obligation” or “revenue” bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer’s full faith and credit and taxing (usually property tax) power.

Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

Although the interest on most municipal bonds is exempt from federal income taxes, some are not eligible for this exemption. These are known as taxable municipal securities. These bonds are issued for certain purposes which do not qualify for tax-exempt treatment, and their designation as taxable municipal securities is determined at the time of issuance. They may be either general obligation or revenue bonds.

The Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may invest more than 25% of their net assets in (a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, but they do not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the prospectuses and this Statement of Additional Information with respect to Tax-Free Fund and Institutional Tax-Free Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund has been introduced in Congress; other legislation of this type also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund’s portfolios. Upon the effectiveness of any legislation that materially affects Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund’s ability to achieve their investment objectives, the Board of Trustees of the Trust will reevaluate the Funds’ investment objectives and submit to its shareholders for approval necessary changes in their objectives and policies.

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INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

(1)

Each Fund has elected to be classified as a diversified series of an open-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

Additionally, the Funds have the following investment restrictions:

(2)

Each Fund will not borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(3)

Each Fund will not issue any class of senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(4)

Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

(5)

Each Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

(6)

Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(7)

Each Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that (i) with respect to Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, this restriction will not apply to municipal obligations; (ii) with respect to Prime Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund, this restriction will not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction will not apply to a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to Prime Money Market Fund and Institutional Prime Money Market Fund, if the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test.

(8)

Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

Supplemental (Non-Fundamental) Clarification of Certain Fundamental Investment Policies/Restrictions

For purposes of investment policy number 1, for a municipal obligation backed only by the assets and revenues of a non-governmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment policy number 7. For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

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For purposes of investment restriction number 7, the Funds’ concentration policy shall not apply to tax-exempt municipal obligations. For purposes of investment restriction number 7, the Funds that are permitted to invest in participation interests consider both the selling bank and the issuer of the municipal obligation to be an issuer of the participation interest.

For fundamental policy number 1, above, with respect to Tamarack Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, for purposes of determining whether a proposed purchase would result in the Fund investing 5% or more of that portion of its total assets which is subject to the diversification test in the securities of a particular issuer, which 5% requirement is a component of current requirements for diversified funds, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a financial institution issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal obligation are considered to be issuers.

For investment restriction number 7, with respect to Tamarack Tax-Free Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund, “municipal obligations” means tax-free municipal obligations. Accordingly, investment restriction 7 does not apply to investments by either Fund in tax-free municipal obligations although the restriction would apply to any investments by either Fund in taxable municipal obligations.

Additional Fundamental Policies Applicable to Certain Funds

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests in these debt obligations, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation. As a matter of fundamental policy, under normal market conditions, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund must invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in these tax-exempt securities.

The Treasury Plus Money Market Fund may not purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, repurchase agreements collateralized by such obligations, and investment companies which invest exclusively in such obligations or agreements.

Non-Fundamental Investment Restrictions. Certain Funds also are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.

Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund and Tamarack Tax-Free Money Market Fund

Each of Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund and Tamarack Tax-Free Money Market Fund may not:

1.

pledge, mortgage or hypothecate its assets, except that to secure borrowing permitted by fundamental investment restriction number (2) above, it may pledge securities having a market value at the time of such pledge not exceeding 15% of its total assets;

2.	invest in companies for the purpose of exercising control or management of another company;

3.

write, purchase or sell put or call options, straddles, spreads or any combination thereof except that Tax-Free Money Market Fund may acquire rights to resell obligations (as set forth above under “Variable and Floating Rate Demand Municipal Obligations” and “Stand-By Commitments-Tax-Free Money Market Fund, Tax-Free Institutional Money Market Fund.”);

4.	sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;

5.	purchase common stocks, preferred stocks, warrants or other equity securities; or

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6.	invest more than 10% of its assets in all forms of illiquid securities, as set forth in this SAI under “Investment Policies - Illiquid Investments; Liquidity Guidelines.”

Tamarack U.S. Government Money Market Fund. U.S. Government Money Market Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the 1940 Act whereby, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, must be invested in U.S. Government Securities (defined above) and in repurchase agreements secured by them. However, under normal market conditions, the Advisor will attempt to keep substantially all of the Fund’s assets invested in these instruments. U.S. Government Money Market Fund has also adopted a policy to provide shareholders with at least 60 days’ notice in the event of a planned change in this investment policy. Any such notice to shareholders will meet the requirements of Rule 35d-1(c) of the 1940 Act.

Tamarack Tax-Free Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund. Each Fund has adopted a non-fundamental investment policy/restriction to not purchase securities that are not municipal obligations and the income from which is subject to federal income tax, if such purchase would cause more than 20% of its total assets to be invested in such securities, except that each Fund may invest more than 20% of its total assets in such securities during other than normal market conditions. Bonds subject to the alternative minimum tax are considered taxable for this test.

Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund. Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund may not:

1.	invest in companies for the purpose of exercising control or management;

2.	invest in securities issued by other investment companies in excess of limits imposed by applicable law;

3.	invest more than 10% of its net assets in illiquid investments including but not limited to repurchase agreements maturing in more than seven days;

4.	pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings; or

5.	sell securities short or purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

Tamarack Treasury Plus Money Market Fund. Tamarack Treasury Plus Money Market Fund may not:

1.

pledge, mortgage or hypothecate its assets, except that to secure borrowing permitted by fundamental investment restriction number (2) above, it may pledge securities having a market value at the time of such pledge not exceeding 15% of its total assets;

2.	invest in companies for the purpose of exercising control or management of another company;
3.	write, purchase or sell put or call options, straddles, spreads or any combination thereof;
4.	sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;
5.	purchase common stocks, preferred stocks, warrants or other equity securities; or
6.

invest in illiquid securities. (An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.)

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a medallion signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Funds.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Advisor at its cost, subject to a minimum charge of $5 per account, per year requested.

Each statement and transaction confirmation will request that you inform the Fund in writing of any questions about the information presented. If you do not notify the Fund in writing of any questions within the specified time period, the Funds will consider you to have approved the information in the statement.

The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes shareholders of the Funds’ special investment programs.

The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment, except when a responsible person has indemnified the Funds against losses resulting from the failure of investors to make payment. In the event that the Funds sustain a loss as the result of failure by a purchaser to make payment, the Funds’ underwriter will cover the loss. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Sales (Redemptions)

The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.

The Funds will transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a proper redemption request has been received usually no later than the third business day after it is received. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non certificated shares held in an open account. The Funds reserve the right to refuse a telephone or fund web site redemption request. At our option, the Funds may pay such redemption by wire or check. The Funds may reduce or waive the $10 charge for wiring redemption proceeds in connection with certain accounts.

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The Prime Money Market Fund and Treasury Plus Money Market Fund may accept drafts (checks) on the form provided by the Funds without the necessity of an accompanying guarantee of signature, and drawn on the registered shareholder account, to redeem sufficient shares in the registered shareholder account and to deposit the proceeds in a special account at the custodian for transmission through the commercial banking system to the credit of the draft payee. The drafts must be in at least the amount of $500 with a maximum of $100,000 total per day in drafts for Prime Money Market Fund, and in at least the amount of $25,000 for Treasury Plus Money Market Fund, and may be drawn only against shares held in open account (no certificate outstanding). The Funds and the Advisor may refuse to honor drafts where there are insufficient open account shares in the registered account, or where shares to be redeemed which were purchased by check have been held for less than 15 days, and to the specific conditions relating to this privilege as well as the general conditions set out above.

Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action, if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund’s intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “How Share Price is Determined” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.

Shares

The shares of each Fund are sold on a continuous basis by the particular Fund’s Distributor, and each Distributor has agreed to use appropriate efforts to solicit all purchase orders. Each of the Money Market Funds offers only one class of shares (for Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, this single class may be referred to as “Investor Class” or without a class-specific designation).

EXCHANGE OF FUND SHARES

As described in the Prospectus, the Prime Money Market Fund offers convenient ways to exchange shares of the Fund for shares of Tamarack Equity and Fixed Income Funds and vice versa. Shares of a Tamarack Equity or Fixed Income Fund exchanged within 30 days of purchase will be subject to a redemption fee of 2% of the value of the shares exchanged. The Funds also reserve the right to limit exchanges.

You must meet the minimum investment requirement of the Fund you are exchanging into and the names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the Prospectus describing the Fund into which the exchange will occur.

The Trust may terminate or amend the terms of the exchange privilege as to any Fund at any time upon 60 days notice to shareholders.

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MANAGEMENT

TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds and the conduct of the Trust’s business. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance.

The age, address and principal occupations for the past five years of each Trustee and executive officer of the Trust are listed below. Each Trustee and officer serves in such capacity for an indefinite period of time until their removal, resignation or retirement. No Trustee serves as a director or trustee of another mutual fund.

INDEPENDENT TRUSTEES

Name, Age And Address(1)	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee
T. Geron Bell (65)	Indefinite (Trustee since January 2004)	President of Twins Sports, Inc. (parent company of the Minnesota Twins) since November 2002; prior thereto President of the Minnesota Twins Baseball Club Incorporated since 1987.	15	None

Lucy Hancock Bode (55)	Indefinite (Trustee since January 2004)	Healthcare consultant (self-employed).	15	BioSignia

Leslie H. Garner Jr. (56), Cornell College. 600 First Street West Mt. Vernon, IA 52314	Indefinite (Trustee since January 2004)	President, Cornell College.	15	None

Ronald James (55)	Indefinite (Trustee since January 2004)	President and Chief Executive Officer, Center for Ethical Business Cultures since 2000; President and Chief Executive Officer of the Human Resources Group, a division of Ceridian Corporation, 1996-1998. Ceridian Corporation is an information services company specializing in human resources outsourcing solutions.	15	Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (57)	Indefinite, (Trustee since January 2004)	Chief Investment Officer, Hall Family Foundation.	15	None

H. David Rybolt (64)	Indefinite (Trustee since January 2004)	Consultant, HDR Associates (management consulting).	15	None

James R. Seward (53)	Indefinite (Trustee since January 2004)	Private investor, 2000 to present; Financial Consultant, Seward & Company, LLC, 1998-2000; CFA.	15	Syntroleum Corp.

William B. Taylor (61)	Indefinite (Trustee since September 2005)	Consultant (2003-present) Partner (until 2003) Ernst & Young LLP.	15	None

INTERESTED TRUSTEE

Erik R. Preus (42)	Indefinite (Trustee since March 2006)	President and Chief Executive Officer, Tamarack Funds Trust (2006 to present); Head of Retail Asset Management (2006 to present) Chief Operating Officer (2005-2006), Voyageur Asset Management; Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003).	15	None

(1)   Unless otherwise specified, the mailing address for each Trustee is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

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Executive Officers(1)

Name, Age And Address	Position, Term Of Office And Length Of Time Served With The Trust	Principal Occupation(s) During Past 5 Years

Erik R. Preus (41)	President and Chief Executive Officer since September 2006

Head of Retail Asset Management (2006 to present), Chief Operating Officer (2005-2006), Voyageur Asset Management; Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003).

David P. Lux (52)	Treasurer, Chief Financial Officer and Principal Accounting Officer since September 2005

Vice President and Director, Mutual Funds (2006 to present), Vice President and Mutual Funds Finance Manager (2004 to present), Voyageur Asset Management; Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003).

Martin A. Cramer (57)	Senior Compliance Officer and AML Compliance Officer since January 2004 and Vice President since September 2006

Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003 to present); Legal and Regulatory Affairs Vice President, Chief Compliance Officer and Secretary, Jones & Babson, Compliance Officer Inc. (mutual fund management company); Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer(2); and Vice President, Chief Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds (2001-2003).

Kathleen A. Gorman (42)	Chief Compliance Officer (“CCO”) since April 2006 and Assistant Secretary since September 2006

Chief Compliance Officer (April 2006 to present), Voyageur Asset Management; Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004).

Monica V. Ballard (37)	Secretary and Chief Legal Officer since September 2005	Vice President and Senior Associate General Counsel, RBC Dain Rauscher (2004 to present); Counsel, Allianz Life (2002-2004); Associate Counsel, American Express Financial Advisors (1996-2002).

John M. Huber (38)	Chief Investment Officer, Fixed Income Products since February 2005	Chief Investment Officer, Fixed Income, Voyageur Asset Management February 2005); Galliard Capital Management, Principal and Senior Portfolio Manager (1995-2004).

Nancy M. Scinto (47)	Chief Investment Officer, Equity Products since January 2004	Managing Director and Director of Research, Voyageur Asset Management (2003 to present); Managing Director, Voyageur Asset Management (1999-2003).

Gordon Telfer (41)	Portfolio Strategist since March 2004

Vice President and Senior Portfolio Manager, Voyageur Asset Management (2004 to present); Vice President and Portfolio Manager, Voyageur Asset Management (2003-2004); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000).

(1)	The address of each officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)

Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc. and Investors Mark Series Fund, Inc.

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The Trust has an Audit Committee, consisting of Trustees that are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). Current members are Messrs. Garner, Rybolt and Taylor. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (1) to approve the appointment, compensation, retention and oversight of the work of any independent auditors engaged for the purpose of performing an audit of the Funds’ financial statements and preparing or issuing an audit report or performing other attest services for the Funds (including resolution of disagreements between the independent auditors and the Trust’s management or BISYS Fund Services Ohio, Inc., regarding financial reporting); (2) to inquire as to and review information concerning the independence of the auditors, specifically as to whether the auditors have provided any non-attest services to the Funds or any entity related to the Trust or to its service providers that have not been pre-approved by the Audit Committee or its delegate; (3) to receive the auditors’ specific written representation as to their independence; (4) to meet with the Funds’ independent auditors in advance of any audit work to review (a) the arrangements for, the procedures to be used in, and the scope of the annual or any special audits, with particular attention to a review of critical accounting policies; (b) to review in advance the staffing for the performance of the audit work and to obtain assurance that the work will be performed by personnel with sufficient “fund” experience and that the engagement and other “critical” position partners meet all applicable regulations regarding partner and other personnel rotation requirements; (c) any changes in fund-related generally accepted accounting principles that may have been promulgated during the past year; (d) any changes in internal controls or accounting practices that the Trust’s management, the auditors or any of the other service providers have proposed since the last audit or are proposing in connection with the upcoming audit or audits; (5) to meet with the Funds’ independent auditors at the completion of the annual or any special audits to review and discuss: (a) the auditors’ findings, proposed adjustments, and recommendations with respect to financial statement presentation and footnote disclosure in the underlying financial statements and their presentation to the public in the Annual Report and Form N-CSR; (b) any disagreements regarding potential adjustments to the financial statements or other reports; (c) any concerns regarding the adequacy or accuracy of footnote disclosures; (d) the form of opinion the auditors propose to issue with respect to the Annual Report and Form N-CSR; (e) any concerns regarding the internal controls of the advisor or any service provider with respect to any of the Funds; (6) to investigate any reports from Trust officers or employees or service providers to the Funds regarding significant deficiencies in internal controls that could adversely affect the Funds’ ability to record, process, summarize or report financial data, or any fraud, whether material or not, that involves the advisor, BISYS Fund Services Ohio, Inc., any other service provider or employees who play a role in the Funds’ internal controls; (7) to consider the effect upon the Funds of any accounting principles or practices proposed by the advisor, BISYS Fund Services Ohio, Inc., or the auditors; (8) to review and approve the fees proposed or charged by the auditors for audit and non-audit services; (9) to investigate any improprieties or suspected improprieties in Fund financial and accounting operations that come to the Audit Committee’s attention; (10) to pre-approve, or delegate the authority to pre-approve, audit and permissible non-audit services as described in the charter; (11) to report on its activities to the Board of Trustees on a regular basis and to make recommendations regarding the above matters and such other matters as the Audit Committee finds necessary or appropriate; and (12) to establish and periodically review procedures for the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters. For the fiscal year ending September 30, 2006, the Audit Committee met four times.

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The Trust has a Nominating Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by to the full Board. For non-Independent Trustees, the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Tamarack Funds, should be submitted to the Chair of the Committee at the address maintained for communications with Independent Trustees. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. For the fiscal year ending September 30, 2006, the Nominating Committee met four times.

The Trust has a Corporate Governance Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. The Board of Trustees has developed a set of Principles of Corporate Governance to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. For the fiscal year ending September 30, 2006, the Corporate Governance Committee met four times.

The Trust has a Valuation, Portfolio Management and Performance Committee currently comprised of Messrs. Bell, Preus, MacDonald and Seward. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to investigate matters brought to its attention within the scope of its duties; (6) to assure that all its actions are recorded in minutes of its meetings and maintained with the Fund’s records; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ending September 30, 2006, the Valuation Committee met four times.

The Trust has a Compliance Committee currently comprised of Messrs. Bell, Garner, and James. The Compliance Committee held its initial meeting in December, 2006 to establish its primary duties and responsibilities, including: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate.

As of December 31, 2006, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Tamarack Funds, except as indicated below:

Fund	Class	% of Class Owned of Group
Large Cap Growth Fund	A	2.70%

Large Cap Growth Fund	I	5.38%

SMID Cap Growth Fund	A	1.94%

Value Fund	A	18.21%

Small Cap Core Fund	A	4.48%

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The table below shows the value of each Trustee’s holdings in the Tamarack Funds as of December 31, 2006.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees

T. Geron Bell		$10,001 to $50,000
Tamarack Prime Money Market Fund	$1 to $10,000
Tamarack Mid Cap Growth Fund	$10,001 to $50,000

Lucy Hancock Bode		$10,001 to $50,000
Tamarack Microcap Value Fund	$10,001 to $50,000

Leslie H. Garner Jr.		Over $100,000
Tamarack Large Cap Growth Fund	$50,001 to $100,000
Tamarack Mid Cap Growth Fund	$10,001 to $50,000
Tamarack SMID Cap Growth Fund	$10,001 to $50,000

Ronald James		$10,001 to $50,000
Tamarack Enterprise Fund	$10,001 to $50,000

John A. MacDonald		$10,001 to $50,000
Tamarack Mid Cap Growth Fund	$10,001 to $50,000
Tamarack Microcap Value Fund	$10,001 to $50,000

H. David Rybolt		Over $100,000
Tamarack Large Cap Growth Fund	$1 to $10,000
Tamarack Mid Cap Growth Fund	$10,001 to $50,000
Tamarack Value Fund	$50,001 to $100,000
Tamarack Enterprise Fund	$50,001 to $100,000
Tamarack Microcap Value Fund	$10,001 to $50,000
Tamarack Quality Fixed Income Fund	$50,001 to $100,000

James R. Seward		Over $100,000
Tamarack Large Cap Growth Fund	Over $100,000
Tamarack Mid Cap Growth Fund	Over $100,000
Tamarack SMID Cap Growth Fund	Over $100,000
Tamarack Value Fund	Over $100,000
Tamarack Enterprise Fund	Over $100,000
Tamarack Small Cap Core Fund	Over $100,000
Tamarack Microcap Value Fund	Over $100,000

William B. Taylor		$10,001 to $50,000
Tamarack Enterprise Fund	$10,001 to $50,000
Tamarack Microcap Value Fund	$10,001 to $50,000

Interested Trustee

Erik R. Preus		$10,001 to $50,000
Tamarack Prime Money Market Fund	$1 to $10,000
Tamarack Mid Cap Growth Fund	$10,001 to $50,000

Trustees of the Trust who are not directors, officers or employees of the Advisor, Administrator or Sub-Administrator receive from the Trust an annual retainer of $20,000 (plus $2,500 for a Trustee serving as Chair of a Board committee), a quarterly meeting fee of $4,000 for each in-person Board of Trustees meeting attended, a meeting fee of $1,000 for each telephonic meeting attended, and a $500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Advisor, Administrator or Sub-Administrator do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Trust’s fiscal year ended September 30, 2006.

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	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee

Independent Trustees

T. Geron Bell	$42,500	None	None	$42,500
Lucy Hancock Bode	$44,000	None	None	$44,000
Leslie H. Garner, Jr.	$44,000	None	None	$44,000
Ronald James	$45,750	None	None	$ 45,750
John A. MacDonald	$42,750	None	None	$42,750
H. David Rybolt	$46,000	None	None	$46,000
James R. Seward	$46,500	None	None	$46,500
William B. Taylor	$46,500	None	None	$46,500
Jay H. Wein*	$6,125	None	None	$6,125

Interested Trustee

Michael T. Lee**	None	None	None	None
Erik R. Preus**	None	None	None	None

__________

*	Effective December 1, 2005, Mr. Wein retired from the Board of Trustees.
**	Effective March 8, 2006, Mr. Lee resigned from the Board of Trustees and Mr. Preus was appointed to the Board.

PRINCIPAL SHAREHOLDERS

As of December 31, 2006, the following individuals owned 5% or more of the indicated class of shares of each Fund:

TAMARACK INSTITUTIONAL PRIME MONEY MARKET FUND

Name & Address	Shares Owned	%

SCYTHIAN LTD	89,710,219.08	5.87%
A PARTNERSHIP
300 N. MARIENFELD STE 850
MIDLAND, TX 79701

TAMARACK INSTITUTIONAL TAX FREE MONEY MARKET FUND

Name & Address	Shares Owned	%

WILLIAM L GREWCOCK TTEE	28,597,951.78	6.28%
WILLIAM L GREGCOCK REV TRUST
2123 MULLEN ROAD
OMAHA, NE 68124

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a Fund it controls without the consent or approval of other shareholders.

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INVESTMENT ADVISOR

Voyageur Asset Management Inc. (the “Advisor” or “Voyageur”), 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, serves as investment advisor to the Funds pursuant to Investment Advisory Agreements dated as of August 31, 2006 for Treasury Plus Money Market Fund and April 16, 2004 for the other Money Market Funds. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employees approximately 69,000 people who serve more than 14 million personal, business and public sector clients through offices in North America and some 30 countries around the world.

As of September 30, 2006, Voyageur’s investment team managed approximately $29.0 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private non-profits, foundations, endowments and healthcare organizations. For its services to the Funds, the Advisor receives from each Fund a fee at an annual rate based on each Fund’s average daily net assets. The rates for each Fund are as follows:

Fund		Fee Rate As a Percentage of Average Daily Net Assets

Tamarack Prime Money Market Fund	0.55%	of average daily net assets up to $700 million,
	0.50%	of the next $500 million of average daily net assets,
	0.45%	of the next $800 million of average daily net assets, and
	0.40%	of average daily net assets in excess of $2 billion

Tamarack U.S. Government Money Market Fund	0.50%	of average daily net assets up to $100 million,
	0.40%	of the next $200 million of average daily net assets, and
	0.35%	of average net assets in excess of $300 million

Tamarack Tax-Free Money Market Fund	0.50%

Tamarack Institutional Prime Money Market Fund	0.25%

Tamarack Institutional Tax-Free Money Market Fund	0.25%

Tamarack Treasury Plus Money Market Fund	0.15%

Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Voyageur, the investment advisory services of the Advisor to the Funds are not exclusive. The Advisor is free to, and does, render investment advisory services to others.

Each Investment Advisory Agreement, except for the Investment Advisory Agreement for Treasury Plus Money Market Fund, was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons of any such parties, at a meeting called for the purpose of voting on the Investment Advisory Agreements, held on March 11, 2004, and by the Funds’ sole initial shareholder on April 16, 2004. The Investment Advisory Agreement for the Treasury Plus Money Market Fund was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such parties, at a meeting held on May 25, 2006, and by the Fund’s sole initial shareholder on August 31, 2006. The Investment Advisory Agreement for each Fund will remain in effect for one year and will continue thereafter for each Fund only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

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Each Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days written notice to the Advisor, or by the Advisor on 60 days written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor has agreed to limit, pursuant to Expense Limitation Agreements, the net annual operating expenses of the Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund and the Treasury Plus Money Market Fund to 0.80%, 0.78%, 0.70% and 0.20%, respectively. These Expense Limitation Agreements are effective, at least, through January 31, 2008.

For the fiscal year ended September 30, 2006, the Advisor earned the following advisory fees: $34,975,024, $3,076,752, $4,198,860, $2,577,102, $1,059,567, and $247 from Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund, Institutional Tax-Free Money Market Fund, and Treasury Plus Money Market Fund, respectively.

For the fiscal year ended September 30, 2006, the Advisor waived and/or reimbursed the following fees: $9,551,565, $1,293,186 and $18,059 from Prime Money Market Fund, Tax-Free Money Market Fund and Treasury Plus Money Market Fund, respectively.

For the fiscal year ended September 30, 2005, the Advisor earned the following advisory fees: $34,514,792, $3,344,054, $4,646,252, $1,799,866 and $909,330 from Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund, and Institutional Tax-Free Money Market Fund, respectively.

For the fiscal year ended September 30, 2005, the Advisor waived the following advisory fees: $13,300,037, $287,890, $1,577,102, $0 and $0 from Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund, and Institutional Tax-Free Money Market Fund, respectively.

The Money Market Funds and their predecessors, the series of Great Hall Investment Funds, Inc., paid advisory fees to the Advisor as follows:

Period	Prime Money Market Fund	Institutional Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund	Institutional Tax-Free Money Market Fund
Two Months Ended September 30, 2004	$5,667,620	$277,777	$591,974	$853,306	$164,273
Year Ended July 31, 2004	$34,474,492	$1,331,720	$3,765,070	$5,136,192	$773,607

During the twelve-month period ended June 30, 2004, Voyageur paid Babson Capital Management LLC fees for its sub-advisory services amounting to $44,023 for D.L. Babson Money Market Fund (now reorganized into Prime Money Market Fund).

Portfolio Manager Compensation

A portfolio manger’s compensation package may give rise to potential conflicts of interest. The management of multiple Funds and accounts may give rise to potential conflicts of interest, for example, if the Funds and accounts have different objectives, benchmarks, investment horizons and fees, or if they have overlapping objectives, benchmarks and time horizons. A portfolio manager may be required to allocate time and investment ideas across multiple funds and accounts. Voyageur has adopted policies and procedures designed to address these potential conflicts, including trade allocation policies and codes of ethics.

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Information about other accounts managed by the Tamarack Funds’ portfolio managers is shown below.

Portfolio Manager(s)	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
Nancy Scinto David Cox Michael Lee Steven Rusnak	R-4 P-2 S-161	R-$836,342,953 P-$14,090,862 S-$7,858,030,787	R-0 P-0 S-1	R-0 P-0 S-$108,067,908
Ken Tyszko Forbes Watson	R-1 P-1 S-25	R-$11,275,020 P-$28,566,623 S-$900,776,289	R-0 P-0 S-1	R-0 P-0 S-$168,107,498
Lance James	R-2 P-0 S-4	R-$427,126,226 P-0 S-$105,864,109	R-0 P-0 S-0	R-0 P-0 S-0
John Huber James Norungolo Steven Eldredge Raye Kanzenbach Todd Brux Scott Cabalka	R- 9 P-0 S-184	R-$11,927,338,944 P-0 S-$6,882,716,354	R-0 P-0 S-0	R-0 P-0 S-0
Bruce Kaser* Stuart Lippe*	R-0 P-2 S-18	R-0 P-$333,151,000 S-$621,621,000	R-0 P-0 S-0	R-0 P-0 S-0

The above information is current as of September 30, 2006. George Prince, Bruce Kaser and Stuart Lippe were not portfolio managers for Voyageur at this time. As of January 15, 2007, Mr. Prince did not manage any other accounts.

*The information provided above for Messrs. Kaser and Lippe is as of January 5, 2007.

R= Registered Investment Companies

P=Pooled Investment Vehicles

S=Separately Managed Accounts

The following portfolio manager compensation information is presented as of the end of the Funds’ most recent fiscal year.

Voyageur Asset Management Overall Compensation Philosophy

Portfolio manager compensation consists of three components: a base salary, an annual bonus, and an incentive plan.

Voyageur calibrates salaries by position and gears them to be competitive in the national marketplace. Annual bonuses for all Voyageur employees are determined by two factors: the firm’s financial performance and individual performance. All portfolio managers, analyst and traders for both the equity and fixed income teams are compensated in the same manner for all accounts, whether or not they are mutual fund, separately managed or pooled products. The criteria for calculating annual bonuses and incentive plan payouts for each portfolio management team (fixed and equity) is described below:

Voyageur’s Long Term Incentive plan covers key executives performing services for the Tamarack Funds. Each individual participating in the Long Term Incentive plan is issued performance units with a three-year cliff vesting. The value of these performance units at the time of vesting is tied to the cumulative operating results of the total Voyageur business unit over the vesting period. This plan serves as a proxy for ownership benefits.

Fixed Income Team

In addition to a base salary, each fixed income investment professional is eligible to receive an annual performance bonus based on the performance of the portfolio styles the team manages versus their respective benchmarks and/or peer groups. 75% of the annual bonus is based on the fixed income team’s performance against these benchmarks and/or peer groups, with each different style being a weighted percent of the total 75% calculation.

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Fixed income professionals are also compensated on their performance versus subjective factors, including goal achievement, account responsibility, team responsibility, client focus, communications, attitude, and professionalism. The bonus component related to the Tamarack Money Market Funds is also calculated based upon a consideration of subjective factors. The factors considered include effective risk control and portfolio compliance. No specific performance benchmark is used. The bonus component related to all other cash management accounts managed by the fixed income team is calculated using the same criteria and methodology.

Management Team’s Beneficial Ownership of the Funds

A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below shows each portfolio manager’s beneficial ownership of the Fund(s) under his or her management as of December 31, 2006.

PORTFOLIO MANAGERS HOLDINGS

HOLDINGS IN TAMARACK FUNDS AS OF DECEMBER 31, 2006
Fund	Large Cap Growth	Mid Cap Growth	SMID Cap Growth	Value	Microcap Value	Enterprise	Small Cap Core	Prime Money Market
Dollar Range:
1 - 10,000		Watson		Scinto		Scinto	James	Watson

10,001 - 50,000	Scinto	Tyszko			Scinto	James		Kanzenbach
Huber

50,001 - 100,000		Lee	Rusnak					Cabalka
		Huber						Cox

100,001 - 500,000	Rusnak	Cox
Kazenbach
Rusnak
Scinto
500,001 - 1,000,000

1,000,001 or more

Notes:

•	All Tamarack Funds holdings by Tamarack Funds Portfolio Managers are within the funds listed in the above table.
•	No Tamarack Funds holdings: Norungolo, Prince, Kaser and Lippe

PROXY VOTING POLICIES

The Trust has adopted Proxy Voting Policies that delegate the responsibility for voting proxies to Wells Fargo Bank, N.A., the Trust’s Custodian, in accordance with its proxy voting guidelines, subject to oversight by the Trust’s Board of Trustees. The Proxy Voting Policies of the Fund and Wells Fargo Bank, N.A. are attached as Appendix B and Exhibit A, respectively.

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information on how the Funds voted these proxies during the most recent twelve-month period ended June 30, 2006 is available (i) without charge, upon request, by calling 1-800-422-2454; and (ii) on the SEC’s website at http://www.sec.gov.

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DISTRIBUTION OF FUND SHARES

Tamarack Distributors Inc. is principal underwriter for shares of the Treasury Plus Money Market Fund; RBC Dain Rauscher Inc. is principal underwriter for shares of the other Money Market Funds (Tamarack Distributors Inc. and RBC Dain Rauscher, Inc. are each referred to as a “Distributor,” together, as the “Distributors”). The Distributors are located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402. The Distributors are affiliates of Voyageur. Each Distributor serves pursuant to a Distribution contract, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. Each Distribution contract provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds’ shares to individual investors. The Distributors are not obligated to sell any specific amount of shares.

Additional Payments. The Distributor or the Advisor may make additional payments, out of their own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services and/or the distribution of the Funds’ shares. No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Advisor also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Dain Rauscher Inc. in recognition of administrative and distribution-related services provided by RBC Dain Rauscher Inc. to shareholders. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.

ADMINISTRATIVE SERVICES

Voyageur serves as Administrator to the Funds and BISYS Fund Services Ohio, Inc. (“BISYS”) serves as Sub-Administrator to the Funds. Voyageur provides administrative services necessary for the operation of the Funds, including among other things, (i) responding to inquiries from shareholders, brokers, dealers and registered representatives of the Funds, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi annual reports to Fund shareholders and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Advisor, Distributors, custodians, independent accountants, legal counsel and others. In addition, Voyageur furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds’ officers, employees and Trustees affiliated with Voyageur. For administrative services provided to Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, Voyageur receives from each Money Market Fund a fee, payable monthly, at the annual rate of 0.25% of each such Fund’s average daily net assets. For its services as Sub-Administrator, BISYS receives a fee payable by Voyageur out of Voyageur’s own resources.

BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in Roseland, New Jersey and provides outsourcing solutions to investment firms and insurance companies. BISYS Investment Services group provides administration and distribution services for mutual funds, hedge funds, private equity funds, retirement plans, separately managed accounts, and other investment products. BISYS administers more than $400 billion in assets for approximately 2,000 portfolios. BISYS has its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

For the fiscal year ended September 30, 2006, Voyageur received administrative fees of $20,640,597, $2,019,110, $2,099,430, $0, $0 and $0 from Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund, Institutional Tax-Free Money Market Fund, and Treasury Plus Money Market Fund respectively.

For the fiscal year ended September 30, 2005, Voyageur received administrative fees of $20,353,788, $2,210,164, $2,323,126, $0 and $0 from Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund, and Institutional Tax-Free Money Market Fund, respectively.

For the two month period ended September 30, 2004, Voyageur received administrative fees of $3,339,130, $393,077, and $426,653 from Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively. Voyageur did not receive administrative fees from Institutional Prime Money Market Fund or Institutional Tax-Free Money Market Fund during the period.

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For the twelve month period ended July 31, 2004, Voyageur received administrative fees of $20,326,410, $2,510,566 and $2,568,098 from Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively (and each of their respective predecessor funds prior to the April 16, 2004 reorganization). Voyageur did not receive administrative fees from Institutional rime Money Market Fund or Institutional Tax-Free Money Market Fund (or their predecessor funds) during the period.

The Administration Agreements and Sub-Administration Agreements for each Money Market Fund except Treasury Plus Money Market Fund were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Agreements or interested persons of such parties, at a meeting held March 11, 2004. The Administration Agreement and Sub-Administration Agreement for Tamarack Treasury Plus Money Market Fund, were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Agreements or interested persons of such parties, at a meeting held May 25, 2006. The Administration Agreements may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board or by the vote of a majority (as defined in the 1940 Act) of that Fund, or by the Administrator, upon sixty days written notice to the other party.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund normally is determined, and its shares are priced, on each day, Monday through Friday, that the New York Stock Exchange (“NYSE”) is open or the primary trading markets for the Fund’s portfolio investments are open (each, a “Value Day”), as of the close of regular trading on the NYSE, or on days the NYSE is closed and a Fund calculates its net asset value per share because its primary trading market for its portfolio investments is open, as of the time at which the close of regular trading on the NYSE would have occurred if the NYSE had been open for trading on that day (each, a “Value Time”). The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class’s outstanding shares. All expenses, including fees paid to the Advisor and Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

The Money Market Funds value their portfolio securities using the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premiums, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes to the prevailing interest rates.

All Money Market Funds will be valued periodically (normally weekly) to determine the extent of deviation, if any, of the current net asset value per share of each Fund using market values of each Fund’s securities from such Fund’s $1.00 amortized cost net asset value. In determining the market value of any security, actual quotations or estimates of market value by any approved pricing service may be used. If quotations are not available, and the pricing service is unable to provide an estimated market value, then securities may be valued at their fair value as determined in good faith under the Trust’s pricing and valuation procedures.

If the value of a given security or other asset of a Fund cannot be determined by any approved pricing service, the value will be determined in a manner that most fairly reflects the security’s (or asset’s) “fair value,” which is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. A significant valuation event may include one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a

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significant change in value. If it has been determined that a significant valuation event has occurred, the Board may value each security pursuant to the Trust’s fair value pricing procedures.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreements, the Advisor, places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers it selects in its discretion.

A Fund may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with a Fund’s investment objectives and policies and when the Advisor believes such transactions may improve a Fund’s overall investment return. These transactions involve costs in the form of spreads or brokerage commissions.

Investment decisions for the Funds and for the other investment advisory clients of the Advisor, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Advisor is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Advisor the Distributors are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.

Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the judgment of the Advisor provide prompt and reliable execution at favorable security prices and reasonable commission rates.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Advisor will seek the best execution of the Fund’s orders.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust’s Board of Trustees, the Advisor is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Many factors affect the selection of a broker including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its reliability and financial condition. Additionally, some of the brokers with whom Voyageur effects transactions may have also referred investment advisory clients to Voyageur. However, any transactions with such brokers will be subject to best execution obligations. Voyageur may not consider sales of Tamarack Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Tamarack Funds.

Consistent with achieving best execution, a Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated.

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Subject to oversight by the Fund’s Board of Trustees, Voyageur is responsible for the selection of brokers or dealers with whom a Fund executes trades and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses of returns of those Funds utilizing the program.

The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor. Subject to the limitations of Section 28(e) of the Securities Exchange Act of 1934 (the “Act”) and the Trust’s soft dollar guidelines, Voyageur may use soft dollars to obtain appropriate research and execution services and products.

The Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Advisor. By allocating transactions in this manner, the Advisor can supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Advisor and their affiliates receive such services.

None of the Money Market Funds (or their predecessor funds) paid any brokerage commissions for fiscal year end periods from 2003 to 2006.

As of September 30, 2006, the following funds held investments in securities of its regular broker-dealers:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund at 9/30/2006	Name of Broker or Dealer
Prime Money Market Fund	$34,938,750	Morgan Stanley
Prime Money Market Fund	$15,000,000	Bank of America
Prime Money Market Fund	$15,000,000	Wells Fargo
Prime Money Market Fund	$74,998,089	Bank of America
Prime Money Market Fund	$50,000,000	Wells Fargo
Prime Money Market Fund	$25,000,000	JP Morgan Chase
Prime Money Market Fund	$25,002,653	Merrill Lynch
Prime Money Market Fund	$24,999,957	Merrill Lynch
Prime Money Market Fund	$110,000,001	Merrill Lynch
Institutional Prime Money Market Fund	$40,000,000	Merrill Lynch
Institutional Prime Money Market Fund	$40,000,000	CS First Boston
Institutional Prime Money Market Fund	$2,005,849	CS First Boston
Institutional Prime Money Market Fund	$10,000,000	Barclays Bank

TAXATION

Each of the Funds intends to qualify and elect annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers which the Fund controls and which are

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engaged in the same or similar or related trades or businesses. In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions of earnings and profits will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an “exempt-interest dividend,” will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.

The Funds are required to report to the Internal Revenue Service (“IRS”) all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 28% (“backup withholding”) in the case of non-exempt shareholders if: (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any

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amount withheld may be credited against the shareholder’s U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND (“TAX-FREE FUNDS”). Each Tax-Free Fund intends to manage its portfolio so that it will be eligible to pay “exempt-interest dividends” to shareholders. Each Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that a Tax-Free Fund’s dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. Each Tax-Free Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of a Tax-Free Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that a Tax-Free Fund’s dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Tax-Free Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares of a Tax-Free Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder’s tax basis for the shares.

Deductions for interest expense incurred to acquire or carry shares of a Tax-Free Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as a Tax-Free Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Funds, the Advisor and their affiliates, and the Funds’ counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of a Tax-Free Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Tax-Free Fund should consult their tax advisors about the tax consequences to them of their investments in the Fund.

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Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in a Tax-Free Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisors regularly about the tax consequences to them of investing in one or more of the Funds.

OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of fifteen separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

The following table lists the names of each predecessor fund (before the reorganizations) along with the current name of each Fund:

Predecessor Fund Name	Current Fund Name

Great Hall Prime Money Market Fund	Tamarack Prime Money Market Fund
Great Hall U.S. Government Money Market Fund	Tamarack U.S. Government Money Market Fund
Great Hall Tax-Free Money Market Fund	Tamarack Tax-Free Money Market Fund
Great Hall Institutional Prime Money Market Fund	Tamarack Institutional Prime Money Market Fund
Great Hall Institutional Tax-Free Money Market Fund	Tamarack Institutional Tax-Free Money Market Fund

VOTING RIGHTS

The Trust is a diversified open-end investment management company and under the Agreement and Declaration of Trust is not required to hold annual meetings of each Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

OTHER SERVICE PROVIDERS

Wells Fargo Bank, N.A., Wells Fargo Center, 733 Marquette Avenue South, Minneapolis, Minnesota 55479, acts as custodian of the Trust’s assets. Wells Fargo Bank, N.A. also acts as the securities lending agent to certain Funds.

Boston Financial Data Services, Inc, located at The Poindexter Building, 330 West 9th Street, Kansas City, Missouri 64105 (“BFDS”), serves as the transfer agent for the Funds. The current agreement with BFDS limits the potential liability of BFDS in certain circumstances to the amount of fees earned by BFDS within a twelve month period under the agreement. In the event that the aggregate amount of losses incurred by the Funds and attributable to BFDS under the agreement is exceeded, the Funds have the ability to terminate the agreement with BFDS immediately. BFDS is also the dividend paying agent for the Funds.

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BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, provides fund accounting services to the Funds pursuant to a Fund Accounting Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, was selected by the Board of Trustees to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2006. Deloitte & Touche LLP provides audit services and assistance and consultation in connection with review of certain SEC filings.

COUNSEL

Dechert LLP, 90 State House Square, Hartford, CT 06103-3702,, passes upon certain legal matters in connection with the shares offered by the Trust and also acts as Counsel to the Trust.

Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia PA 19103, serves as counsel to the independent trustees of the Trust.

CODE OF ETHICS

The Trust, the Advisor, and Tamarack Distributors Inc..have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributors from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PORTFOLIO DISCLOSURE POLICIES AND PROCEDURES

The Board of Trustees has approved a Portfolio Disclosure Policy for the Trust.

The policy provides that, in general, the Trust will not selectively release or make available information on portfolio holdings to any shareholder, financial intermediary or information service or other third party, without that information being available to all shareholders.

The policy provides that, on a monthly basis, the Trust will make available to shareholders information on the top ten portfolio holdings of each Fund. This information is generally posted on the Trust’s website within ten business days of each month end (or no later than the fifteenth calendar day of the next following month). Once the information is posted on the website, the information will be provided to shareholders or other parties upon request.

The policy also provides that, on a quarterly basis, the Trust will make available to shareholders a complete list of portfolio holdings of each Fund. This information is generally posted on the Trust’s website within five business days of each calendar quarter end. The day after being posted on the website, the information may be provided to shareholders or other parties upon request.

Each Fund’s investment advisor, administrator, sub-administrator, fund accounting agent and custodian will have access to a Fund’s holdings before they are publicly disclosed. These entities need that information to provide ongoing services to the Funds. These entities are required by contract and federal securities law to maintain the confidentiality of that information until it is publicly available and not to misuse the information. From time to time, a Fund may have a legitimate business need to disclose its portfolio holdings to its independent registered public accounting firm or legal counsel, a potential new advisor or sub-advisor, or another entity before those holdings are publicly available. Such disclosure will be made only upon the advance approval of an executive officer of the Trust and subject to an agreement to keep the information confidential and not to misuse the information.

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In addition, as of the effective date of this SAI, the Funds’ portfolio holdings are disclosed to the following service providers as part of ongoing arrangements that serve legitimate business purposes: Lipper, Morningstar and Vestek Systems, Inc. The portfolio holdings are released to these entities so that the Funds may be included in each entity’s industry reports and other materials. The information is released at least one day after it is posted on the Trust’s website.

Portfolio holdings information will be released to individual investors, institutional investors, financial intermediaries that distribute Fund shares, third-party service providers, rating and ranking organizations, and other persons only in accordance with the above requirements. It is the Fund’s policy to prohibit the receipt of compensation by the Funds, the investment advisor, or any affiliated person of the Funds in exchange for releasing a Fund’s portfolio holdings information.

The CCO is responsible for overseeing the disclosure of each Fund’s portfolio holdings for compliance with the Trust’s Portfolio Disclosure Policy, as summarized above. As part of this responsibility, the CCO will review the Trust’s disclosure practices to address any conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or affiliated persons, on the other, and to ensure that all disclosures of a Fund’s portfolio holdings are in the best interests of Fund shareholders.

The Board of Trustees will review this policy periodically as part of its ongoing oversight of the Trust’s compliance program.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements of the Money Market Funds included in their most recent Annual Report dated September 30, 2006 are incorporated herein by reference to such Report. Copies of the Annual Report are available without charge upon request by writing to Tamarack Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, or telephoning (800) 422-2766 or on the Funds’ website at www.tamarackfunds.com.

The financial statements for the periods ended September 30, 2006 in the Annual Report for the Money Market Funds and incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP,, independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”):

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”):

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC-, C — Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Bonds rated BB have less near-term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — Bonds rated B have a greater vulnerability to nonpayment than obligations rated ‘BB’ but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC — A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES

MOODY’S:

Moody’s rating for state, municipal and other short-term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

Symbols used are as follows:

MIG-1/VMIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG-2/VMIG 2 — This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG 3 — This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG — This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY’S:

Prime - 1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in will-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime - 3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR - Withdrawn

S&P:

A-1 - An obligor rated “A-1” has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 - An obligor rated “A-2” has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated “A-3” has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B - An obligor rated “B” is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated “C” is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D - An obligor rated “D” is in payment default. The “D” rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. - An issuer designated N.R. is not rated.

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH INVESTORS SERVICE, INC. (“FITCH”):

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings”. International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction. The following scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — HIGH CREDIT QUALITY. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C — HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D — DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Notes: — “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’. ‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question. ‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

NATIONAL LONG-TERM CREDIT RATINGS

FITCH:

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx) — ‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) — ‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A(xxx) — ‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) — ‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx) — ‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) — ‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xsx), C(xxx) — These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) — These categories of national ratings are assigned to entities or financial commitments which are currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings”. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

F1 — HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in reduction to non-investment grade.

B — SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — DEFAULT. Denotes actual or imminent payment default.

NOTES — “+” may be appended to an ‘F1’ rating class to denote relative status within the category. ‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question. ‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

NATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) — Indicates actual or imminent payment default.

Note to National Short-Term Ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

APPENDIX B

TAMARACK FUNDS TRUST

Proxy Voting Policies and Procedures

(Effective Date: July 2005)

I.	STATEMENT OF PRINCIPLE

The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders and has accordingly adopted these policies and procedures on behalf of each Fund.

II.	DIRECTION TO CUSTODIAN

The Trust has directed Wells Fargo Bank, N.A. (the “Custodian”), as custodian of the assets of each Fund, to vote proxies on behalf of the Funds according to the proxy voting policies and procedures expressly adopted by the Board of Trustees. The Custodian has been further directed to solicit and vote in accordance with the direction of the Trust on any proxy issue not clearly addressed by the proxy voting policies and procedures. The Custodian utilizes Institutional Shareholder Services (“ISS”), a proxy voting agent, for voting proxies and proxy voting analysis and research.

III.	ADOPTION OF CUSTODIAN’S POLICIES

The Board of Trustees adopts the Custodian’s proxy voting policies and procedures, which are attached as Exhibit B as the policies and procedures that will be used in respect of each Fund and accordingly, by the Custodian when exercising voting authority on behalf of the Trust.

IV.	REVIEW OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees will review these policies and procedures (including the Custodian’s policies and procedures) on an annual basis and at such other times as it may determine.

V.	RECORDKEEPING

The Trust will maintain (or cause the Custodian or another service provider to maintain) all records and materials related to proxy voting decisions and the proxy voting process in accordance with applicable rules and regulations under the Investment Company Act of 1940, as amended.

VI.	PROXY VOTING OVERSIGHT COMMITTEE

A Proxy Voting Oversight Committee (“Committee”) shall be established for the purpose of resolving any issues associated with proxy solicitation process, conflicts of interests, or other matters that may require further review by the Trust. The Committee shall be comprised of Fund officers and other persons appropriately designated by the Board of Trustees. The Committee shall meet, as necessary, to consider recommendations regarding specific proxy proposals that may vary from approved guidelines used by the Custodian. Such recommendations must be adequately documented in writing and submitted to the Committee at least three days before the respective issuer’s shareholder meeting at which the proposal is scheduled to be considered. In the event that the Committee approves a proxy proposal that varies from the Custodian’s guidelines, the Committee shall take reasonable steps to communicate proxy voting instructions and direct the Custodian to vote accordingly.

EXHIBIT A

WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY

INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC). A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability. Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

PROXY POLICY STATEMENT

A.

Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B.

Because the acquisition and retention of a security reflects confidence in management’s ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C.

We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

1.	The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

a.	an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

b.	upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

c.	Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

2.

We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

a.	An evaluation will be made of the Board’s independence and performance as determined by a review of relevant factors including:

1)	Length of service of senior management

2)	Number/percentage of outside directors

3)	Consistency of performance (EPS) over the last five years

4)	Value/growth of shares relative to industry/market averages

5)	Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

b.	If the Board is viewed to be independent and the financial performance of the Company has been good:

1)	An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

2)	If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

c.

If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

d.	If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board’s and management’s position to the Committee.

D.	Our process for evaluating shareholder proposals will be as follows:

1.	If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

2.

If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

3.	Standard shareholder proposals will be voted as indicated on Exhibit C.

E.

The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F.

This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G.

Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H.

The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

1.	The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

2.	The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

3.

Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

4.	Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

5.	Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

6.	The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

7.

Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

8.	The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

9.	The Wells Fargo proxy voting record is available for review by the client.

Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company.

FOR

WFB will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

WFB will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

AGAINST

Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

AGAINST/WITHHOLD

With the above exception, WFB will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

WFB will vote against proposals that require auditors to attend annual meetings as auditors are regularly by the board audit committee, and such attendance is unnecessary.	AGAINST

WFB will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).	CASE-BY-CASE

WFB will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

WFB will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

For foreign corporations, WFB will consider on a case-by-case basis if the auditors are being changed without an explanation, or if the non-audit related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

CASE-BY-CASE

Specifically for Japan, WFB will consider voting against the appointment of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies’ articles of incorporation lengthening the internal auditors’ term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

AGAINST

Directors and Auditor’s Reports

For foreign corporations, WFB will generally vote for proposals to approve directors’ and auditors’ reports, unless:	FOR

• there are concerns about the accuracy of the accounts presented or the auditing procedures used;	AGAINST

• the company is not responsive to shareholder questions about specific items that should be publicly disclosed.	AGAINST

The directors’ report usually includes a review of the company’s performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company. Shareholders can find reference to any irregularities or problems with the company in the auditors report.

Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, WFB will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.

FOR

Similarly, WFB will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Approve Other Business

WFB will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, WFB retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

AGAINST

Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and CEO be held separately.	AGAINST

WFB would prefer to see the chairman and chief executive positions be held by different individuals. However, separation of the two positions may not be in shareholders’ best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is both chairman and CEO if there is no adequate justification provided by the company.	AGAINST

Independent Board of Directors/Board Committee

WFB will vote for proposals requiring that two-thirds of the board be independent directors, unless the board is effectively in compliance with the request based on WFB’s definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.

FOR

WFB will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

WFB will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

WFB will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

FOR

WFB will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

WITHHOLD

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the ‘single-slate’ approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

CASE-BY-CASE

Specifically in Japan, in cases where a company has committed some fraudulent or criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

AGAINST

In addition, WFB will vote against proposals asking the board to address the issue of board diversity.	AGAINST

WFB will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

AGAINST

Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

FOR

Alternatively, WFB will vote against indemnity proposals that are overly broad. For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

AGAINST

For foreign corporations, WFB will vote against providing indemnity insurance to auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.

AGAINST

Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and management unless:	FOR

• there are serious questions about actions of the board or management for the year in question;	AGAINST

• legal action is being taken against the board by shareholders.	AGAINST

Discharge is a tacit vote of confidence in the company’s corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

AGAINST

Limitation on Number of Boards a Director May Sit On

WFB will withhold votes from directors who sit on more than six boards.	WITHHOLD

Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement age of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors.	AGAINST

Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.

CASE-BY-CASE

Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

CASE-BY-CASE

Contested Election of Directors or Trustees Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

CASE-BY-CASE

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.

CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

CASE-BY-CASE

For foreign corporations, WFB will vote for the elimination of protected board seats, as all directors should be accountable to shareholders.	FOR

Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

WFB will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, WFB will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis, in accordance with its proxy voting guidelines. However, if the board is elected annually we will not support cumulative voting.

CASE-BY-CASE

Shareholders’ Right To Call A Special Meeting Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

CASE-BY-CASE

Board Size

WFB will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.	AGAINST

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, WFB will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, WFB will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

CASE-BY-CASE

WFB will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

WFB will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

FOR

If the proposal is bundled with other charter or bylaw amendments, WFB will analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

CASE-BY-CASE

Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, WFB will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.

AGAINST

Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

AGAINST

Alternatively, WFB will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

For foreign corporations, WFB will vote for proposals that create preference shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

FOR

Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation’s charter or by-laws. The factors considered are those specified in the proxy guidelines.

CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and WFB will vote against proposals that provide for them.	AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation’s governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

WFB will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

AGAINST

Specifically in Japan, WFB will vote against management proposals amending their articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require two-thirds majority of votes cast).

AGAINST

Equal Access to the Proxy

WFB will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

CASE-BY-CASE

Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

AGAINST

Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, WFB will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

WFB will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

AGAINST

Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed solely to conform with modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.

FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

WFB will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

CASE-BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will consider requests for increases in authorized common stock on a case-by-case basis. Factors to be considered include the company’s industry and performance. These stock increases may be for a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

AGAINST

For reverse stock splits, WFB will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company’s stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

FOR

WFB will generally vote in favor of forward stock splits.	FOR

Dividends

WFB will vote for proposals to allocate income and set dividends.	FOR

WFB will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, WFB will vote against the proposal.	AGAINST

WFB will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

AGAINST

In addition, WFB will vote for proposals to set director fees.	FOR

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

FOR

Alternatively, WFB will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

AGAINST

In addition, WFB will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

WFB will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.	CASE-BY-CASE

Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.	CASE-BY-CASE

Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

FOR

In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

FOR

Share Repurchase Plans

WFB will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

CASE-BY-CASE

WFB will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS (Institutional Shareholder Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

FOR

If the proposed cost is above the allowable cap, WFB will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:
• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

WFB will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

CASE-BY-CASE

WFB will vote against shareholder proposals asking the company to expense stock options. WFB is not opposed to the concept. However, we currently lack an appropriate accounting treatment for it at present.

AGAINST

WFB will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

WFB will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

AGAINST

WFB will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

CASE-BY-CASE

For certain OBRA-related proposals, WFB will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

CASE-BY-CASE

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

CASE-BY-CASE

WFB will generally vote for retirement plans for directors.	FOR

Executive and Director Compensation Plans (continued)

Specifically in Japan, WFB will vote against option plans/grants to directors or employees of “related companies,” even though they meet our criteria for dilution and exercise price, without adequate disclosure and justification.

AGAINST

Specifically in the U.K., WFB will vote against directors who have service contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code’s recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

AGAINST

WFB will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis. Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

CASE-BY-CASE

Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.

FOR

For foreign companies, proposals to authorize bonuses to directors and statutory auditors who are retiring from the board will be considered on a case-by-case basis.	CASE-BY-CASE

Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

FOR
• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

WFB will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

FOR

WFB will generally vote against proposals that (a) seek additional disclosure of information on executive or director’s pay, or (b) seek to limit executive and director pay.	AGAINST

Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;	CASE-BY-CASE
• guarantees of benefits if a key employee voluntarily terminates;
• guarantees of benefits to employees lower than very senior management; and
• indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Reincorporation

WFB will evaluate a change in a company’s state of incorporation on a case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states’ corporate governance laws.

CASE-BY-CASE

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. WFB will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders’ best interests.

CASE-BY CASE

In addition, WFB will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state’s corporate governance laws on a case-by-case basis.

CASE-BY-CASE

WFB will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.	CASE-BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company’s takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

FOR

Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

CASE-BY-CASE
• anticipated financial and operating benefits;
• offer price (cost versus premium);
• prospects for the combined companies;
• how the deal was negotiated;

In addition, WFB will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.

CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation.

CASE-BY-CASE

Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

FOR

Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management.

Proposals may include, and are not limited to, the following issues:	FOR
• eliminating the need for annual meetings of mutual fund shareholders;
• entering into or extending investment advisory agreements and management contracts;
• permitting securities lending and participation in repurchase agreements;
• changing fees and expenses; and
• changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund’s average net daily assets. In exchange for this consideration, the investment advisor manages the fund’s account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor’s corporate parent.

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund’s shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

AGAINST
• Social and environmental issues that may arise include:
• Energy and Environment
• Repressive Regimes and Foreign Labor Practices (South Africa, Northern Ireland, China)
• Military Business
• Maquiladora Standards & International Operations Policies
• World Debt Crisis
• Equal Employment Opportunity & Discrimination
• Animal Rights
• Product Integrity and Marketing
• Human Resources Issues
• Political and Charitable Contributions
• Reference to Sexual Orientation
• Pollution or Climate Change
• Genetically Engineered Ingredients/Seeds

TAM MM SAI 1/07

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)	(1)	Agreement and Declaration of Trust dated December 16, 2003. (1)

(2)	Instrument Memorializing Resolutions of the Board of Trustees. (3)

(b)	By-Laws, effective as of January 13, 2004. (2)

(c)

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings, “of the Registrant’s Agreement and Declaration of Trust dated December 16, 2003. See Article II, “Meetings of Shareholders,” of the Registrant’s By-Laws, effective January 13, 2004.

(d)

(1)

Master Investment Advisory Contract dated April 16, 2004, Amended as of December 7, 2006, between the Registrant and Voyageur Asset Management Inc. with respect to Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund and Tamarack Quality Fixed Income Fund and Investment Advisory Contract Supplements dated April 16, 2004, Amended as of December 7, 2006, on behalf of each of Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund and Tamarack Quality Fixed Income Fund, filed herewith.

(2)	Investment Advisory Agreement dated April 16, 2004 between the Registrant and Voyageur Asset Management Inc. with respect to Tamarack Enterprise Fund, filed herewith.

(3)	Investment Advisory Agreement dated April 16, 2004 between the Registrant and Voyageur Asset Management Inc. with respect to Tamarack Enterprise Small Cap Fund, filed herewith.

(4)	Investment Advisory Agreement dated April 16, 2004 between the Registrant and Voyageur Asset Management Inc. with respect to Tamarack Microcap Value Fund, filed herewith.

(5)	Investment Advisory Agreement dated April 16, 2004 between the Registrant and Voyageur Asset Management Inc. with respect to Tamarack Value Fund filed herewith.

(6)	Investment Advisory Agreement dated April 16, 2004 between the Registrant and Voyageur Asset Management Inc. with respect to Tamarack Tax-Free Income Fund filed herewith.

(7)

Investment Advisory Agreement dated April 16, 2004 between the Registrant and Voyageur Asset Management Inc. with respect to Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund, Tamarack Tax-Free Money Market Fund, Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund filed herewith.

(8)	Investment Advisory Agreement dated August 31, 2006 between the Registrant and Voyageur Asset Management Inc. with respect to Tamarack Treasury Plus Money Market Fund, filed herewith.

(e)	(1)

Distribution Agreement dated April 16, 2004, Amended and Restated as of December 7, 2006, between the Trust and Tamarack Distributors Inc. with respect to Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Microcap Value Fund, Tamarack Value Fund, Tamarack Quality Fixed Income Fund and Tamarack Tax-Free Income Fund, filed herewith.

(2)

Distribution Agreement dated April 16, 2004 between the Trust and RBC Dain Rauscher Inc. with respect to Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund, Tamarack Tax-Free Money Market Fund, Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund, filed herewith.

(3)	Distribution Agreement dated August 31, 2006 between the Trust and Tamarack Distributors Inc. with respect to Tamarack Treasury Plus Money Market Fund, filed herewith.

(f)	Not applicable.

(g)	(1)	Custodian Agreement dated April 16, 2004 between the Trust and Wells Fargo Bank, N.A., filed herewith.

(2)	Foreign Custody Manager Agreement dated April 16, 2004 between the Trust and Wells Fargo Bank, N.A., filed herewith.

(3)	Annex with respect to Tamarack Treasury Plus Money Market Fund dated August 31, 2006 to Custodian Agreement dated April 16, 2004 between the Trust and Wells Fargo Bank, N.A., filed herewith.

(h)	Other Material Contracts

(1)

Administrative Services Agreement dated April 16, 2004 between the Trust and Voyageur Asset Management Inc. with respect to Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund, Tamarack Tax-Free Money Market Fund, Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund, filed herewith.

(2)

Administrative Services Agreement dated April 16, 2004, Amended and Restated As of December 7, 2006, between the Trust and Voyageur Asset Management Inc. with respect to Tamarack Tax-Free Income Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Value Fund, Tamarack Microcap Value Fund, Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund and Tamarack Quality Fixed Income Fund, filed herewith.

(3)	Administrative Services Agreement dated August 31, 2006 between the Trust and Voyageur Asset Management Inc. with respect to Tamarack Treasury Plus Money Market Fund, filed herewith.

(4)	(A)	Fund Accounting Agreement between BISYS Fund Services Ohio, Inc. and Tamarack Funds Trust dated March 31, 2004, filed herewith.

(B)	Transfer Agency Agreement between BISYS Fund Services Ohio, Inc. and Tamarack Funds Trust , on behalf of the Money Market Funds, dated March 31, 2004, filed herewith.

(C)	Limited Agency Agreement for Qualified Plan Accounts dated February 28, 2001 between RBC Funds, Inc. (f/k/a Centura Funds, Inc.), BISYS Fund Services Ohio, Inc., and BISYS Plan Services, L.P. (2)

(D)	Amendment dated August 31, 2006 to Fund Accounting Agreement between BISYS Fund Services Ohio, Inc. and Tamarack Funds Trust dated March 31, 2004, filed herewith.

(5)	(A)	Transfer Agency and Service Agreement Between Babson Funds; J&B Funds; Investors Mark Series Funds and National Financial Data Services, Inc. dated May 30, 2003, filed herewith.

(B)

Amendment dated April 16, 2004 to the Transfer Agency and Service Agreement between the Trust and National Financial Data Services, Inc. with respect to Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Microcap Value Fund, Tamarack Value Fund, Tamarack Quality Fixed Income Fund and Tamarack Tax-Free Income Fund, filed herewith.

(6)

Expense Limitation Agreement effective February 1, 2007 - Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Micro Cap Value Fund, Enterprise Fund, Enterprise Small Cap Fund, and Value Fund, filed herewith.

(7)	Expense Limitation Agreement effective February 1, 2007 - Quality Fixed income Fund and Tax-Free Income Fund, filed herewith.

(8)	Amended and Restated Expense Limitation Agreement effective February 1, 2007 - Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, filed herewith.

(9)	Consulting Agreement dated April 16, 2004 between Voyageur Asset Management Inc. and Analytic Systems, Inc. with respect to Tamarack Microcap Value Fund, filed herewith.

(10)	Expense Limitation Agreement effective February 1, 2007 - Tamarack Treasury Plus Money Market Fund, filed herewith.

(11)	Sharholder Account Services Agreement dated April 7, 2005 between the Trust and RBC Dain Rauscher Inc., filed herewith.

(i)	Opinion and Consent of Counsel, filed herewith.

(j)	Other Opinions

(1)	Consent of independent registered public accounting firm, filed herewith.

(2)	Not applicable.

(3)	Not applicable.

(4)	Power of Attorney for T. Geron Bell, Lucy Hancock Bode, Leslie H. Garner, Jr., Ronald James, John A. MacDonald, H. David Rybolt, James R. Seward, William B. Taylor, and Erik R. Preus, filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)

Amended and Restated Master Distribution Plan and Distribution Plan and supplements dated December 7, 2006 for Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Microcap Value Fund, Tamarack Value Fund, Tamarack Quality Fixed Income Fund and Tamarack Tax-Free Income Fund, filed herewith.

(2)	Form of Dealer and Selling Group Agreement. (4)

(n)	Plan Pursuant to Rule 18f-3 dated March 10, 2004. (2)

(o)	Reserved.

(p)	Codes of Ethics

(1)	Code of Ethics of the Trust. (2)

(2)	Amended Code of Ethics of Voyageur Asset Management Inc. (4)

(3)	Code of Ethics of Tamarack Distributors Inc. (2)

______________________________

(1)	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 16, 2004.

(2)	Incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the Commission on April 13, 2004.

(3)	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the Commission on September 30, 2004.

(4)	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed with the Commission on January 27, 2006.

(5)	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed with the Commission on August 31, 2006.

Item 24.	Persons Controlled By Or Under Common Control With The Registrant

None.

Item 25.	Indemnification

The Agreement and Declaration of Trust of the Registrant, Article VII, Section 2, provides the following:

(a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act (12 Del. C.ss.ss. 3801 et seq.), as amended from time to time, (“DSTA”), the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the trust property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

The By-Laws of the Registrant, Article VI, Section 6.02, provides the following:

Subject to the exceptions and limitations contained in Section 6.04 of this Article VI, the Trust shall indemnify its Trustees and officers to the fullest extent permitted by state law and the 1940 Act. Without limitation of the foregoing, the Trust shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Trust, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Trust may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The indemnification and other rights provided by this Article VI shall continue as to a person who has ceased to be a Trustee or officer of the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business And Other Connections Of The Advisor

Voyageur Asset Management Inc., the investment adviser to each series of the Trust, is a registered investment adviser. Information as to the directors and officers of Voyageur Asset Management Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Voyageur Asset Management Inc. in the last two years, is included in its application for registration as an investment adviser on Form ADV (IARD/CRD No. 104717; SEC File No. 801-42) filed with the SEC under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 27.	Principal Underwriters

(a)           (1)         Tamarack Distributors Inc., is principal underwriter for Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack SMID Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Microcap Value Fund, Tamarack Value Fund, Tamarack Quality Fixed Income Fund, Tamarack Tax-Free Income Fund, and Tamarack Treasury Plus Money Market Fund.

(a)           (2)         RBC Dain Rauscher Inc. is principal underwriter for Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund, Tamarack Tax-Free Money Market Fund, Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund. As of the date of this filing, RBC Dain Rauscher Inc. does not serve as a principal underwriter to any other registered investment companies.

(b)           (1)         The following information is provided with respect to each director, officer or partner of Tamarack Distributors Inc. The principal business address of each is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402, except as noted below.

Name	Positions and Offices with Tamarack Distributors Inc.	Positions and Offices with the Registrant

Erik R. Preus	Chief Executive Officer and Director	Interested Trustee

David P. Lux	Director	Chief Financial Officer and Treasurer

Mary E. Zimmer	Director 60 South Sixth Street Minneapolis, Minnesota 55402	--

Deborah J. Kermeen	Chief Financial Officer and Treasurer 60 South Sixth Street Minneapolis, Minnesota 55402	--

Paul R. Yorston	Assistant Treasurer 60 South Sixth Street Minneapolis, Minnesota 55402	--

Lisa D. Levey	Secretary	--
One Liberty Plaza, 165 Broadway New York, New York 10006
Esther S. Hellwig	Assistant Secretary	--
One Liberty Plaza, 165 Broadway New York, New York 10006
Cindy Linberger	Chief Compliance Officer	--

(b)           (2)         The principal business address of each director and officer of RBC Dain Rauscher Inc. is 60 South Sixth Street, Minneapolis, Minnesota 55402. The following information is provided with respect to each director, officer or partner of RBC Dain Rauscher Inc.:

Name	Positions and Offices with Rbc Dain Rauscher Inc.	Positions and Offices with the Registrant

Irving Weiser	Chairman and Director	--

John Taft	President, Chief Executive Officer and Director	--

Michael Kavanagh	Chief Operating Officer	--

Joseph D. Fleming	Senior Vice President and Chief Compliance Officer	--

Lawrence C. Holtz	Executive Vice President and Director	--

Lisa D. Levey	Secretary	--

Esther Hellwig	Assistant Secretary	--

Deborah J. Kermeen	Senior Vice President and Treasurer	--

Paul R.Yorston	Vice President and Assistant Treasurer	--

(c)	Not applicable.

Item 28.	Location Of Accounts And Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) the Registrant; (b) the Investment Advisor; (c)-(d) the Principal Underwriters; (e)-(f) the Transfer Agents; (g)-(h) the Sub-Advisers; and (i) the Custodian. The address of each is as follows:

(a)	Tamarack Funds Trust

100 South Fifth Street, Suite 2300

Minneapolis, MN 55402

(b)	Voyageur Asset Management Inc.

100 South Fifth Street, Suite 2300

Minneapolis, MN 55402

(c)	Tamarack Distributors Inc.

100 South Fifth Street, Suite 2300

Minneapolis, MN 55402

(d)	BISYS Fund Services Ohio, Inc.

3425 Stelzer Road

Columbus, Ohio 43219

(f)	Boston Financial Data Services

2 Heritage Drive

North Quincy, MA 02171

(g)	Wells Fargo Bank, N.A.

Wells Fargo Center

733 Marquette Avenue South

Minneapolis, MN 55479

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this post-effective amendment number 10 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota, on the 26th day of January, 2007.

TAMARACK FUNDS TRUST
By:	/s/ Erik Preus
Erik Preus President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Erik Preus	Date: January 26, 2007
Erik Preus
President

/s/ David Lux	Date: January 26, 2007
David Lux
Treasurer, Chief Financial Officer and Principal Accounting Officer

Trustees

*	*
T. Geron Bell	Lucy Hancock Bode

*	*
Leslie H. Garner, Jr.	Ronald James

*	*
Erik R. Preus	John A. MacDonald

*	*
H. David Rybolt	James R. Seward

*
William B. Taylor

*By:	/s/ David Lux	Date:	January 26, 2007
David Lux, attorney-in-fact